                                                                    Exhibit 99.1



                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR

                       THE PERIOD ENDED: October 31, 2004
                                        ------------------


IN RE:
Intermet Corporation, et al
                                                CASE NUMBER: 04-67597

                                                Chapter 11
Intermet Corp.                                  Judge: Marci B. McIvor
---------------------------------------/
                          Debtor


As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X      Operating Statement                     (Form 2)
        ---

         X      Balance Sheet                           (Form 3)
        ---

         X      Summary of Operations                   (Form 4)
        ---

         X      Monthly Cash Statement                  (Form 5)
        ---

         X      Statement of Compensation               (Form 6)
        ---

         X      Schedule of In-Force Insurance          (Form 7)
        ---

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)       YES  X              NO
                                                 ---                ---

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

5. All United States Trustee Quarterly fees have been paid and are current.
                                            YES  X              NO
                                                ---                ---

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

                                /s/ Robert E. Belts
Dated:  December 3, 2004        ------------------------------------------------
       ------------------       Debtor In Possession

                                Chief Financial Officer      (248) 952-2500
                                -----------------------  -----------------------
                                Title                    Phone


                                                                          Form 1


Intermet Corporation and Subsidiaries
Operating Statement                                                       Case # 04-67597
For the Month Ended 10-31-04                                                 Intermet
(000's)                                                                        Corp (*)
                                                           ----------------------------------------------
                                                              Current Month         Total Since Filing
                                                           ---------------------   ----------------------
Net Sales                                                               $58,747                  $58,747

Cost of Goods Sold
Materials and Freight                                                    21,092                   21,092
Wages - Hourly                                                            9,782                    9,782
Wages-Salary                                                              2,909                    2,909
Employee Benefits and Pension                                             6,812                    6,812
Repairs & Maintenance                                                     2,501                    2,501
Supplies                                                                  2,921                    2,921
Utilities                                                                 3,074                    3,074
Purchased Components/Services                                             4,945                    4,945
Income(loss) from Pattern Sales                                             (36)                     (36)
Fixed Asset - (gain/loss)                                                   (76)                     (76)
MIS Expense                                                                 304                      304
Travel & Entertainment                                                       46                       46
Other Variable Costs                                                      2,842                    2,842
Depreciation & Amortization                                               3,193                    3,193
Other Allocated Fixed Costs                                                 293                      293
Other Fixed Costs                                                         1,134                    1,134
                                                           ---------------------   ----------------------
Cost of Goods Sold                                                       61,737                   61,737

Gross Profit                                                             (2,991)                  (2,991)

Plant SG&A Expense                                                          196                      196
SG&A Expense - Allocation (Sched 1)                                       4,405                    4,405
Other Operating Expenses                                                     17                       17
                                                           ---------------------   ----------------------
Total Operating Expenses                                                  4,618                    4,618

                                                           ---------------------   ----------------------
Operating Profit                                                         (7,608)                  (7,608)

Outside Interest Income                                                      99                       99
Outside Interest (Expense)                                               (1,381)                  (1,381)
Intercompany Interest Income                                                  1                        1
Intercompany Interest (Expense)                                              (1)                      (1)
Charges (From) Affiliates                                                (1,533)                  (1,533)
Charges To Affiliates                                                     1,600                    1,600
Income From European Subsidiary                                             463                      463
Other Income/(Expense)                                                       10                       10
                                                           ---------------------   ----------------------
Total Non-Operating Expenses                                               (742)                    (742)

Income Before Income Taxes                                               (8,350)                  (8,350)

Income Tax Expense                                                          149                      149
                                                           ---------------------   ----------------------
Net Income                                                              ($8,500)                 ($8,500)
                                                           =====================   ======================

(*) INTERMET CORP. INCLUDES THE CONSOLIDATED RESULTS OF INTERMET CORPORATE AND
    ITS DOMESTIC SUBSIDIARIES AS WELL AS THE INCOME FROM EUROPEAN OPERATIONS.

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (October)
(Allocation of Corporate Costs to Filing Entities)

                                                      October
                                                     ----------
Officer Compensation                                 $  196,042
Salary Expense other Employees                          802,961
Employee Benefits and Pension                           133,527
Payroll Taxes                                            43,948
Other Taxes                                            6,922.86
Rent and Lease Expense                                  180,971
Interest Expense
Insurance                                                69,363
Automobile and Truck Expense                              2,695
Utilities(Gas Electric,Phone)                            47,700
Depreciation                                             89,205
Travel and Entertainment                                 70,376
Repairs and Maintenance                                  53,523
Advertising/Promotion                                         0
Supplies, Office Expense                                 24,275

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                           131,192
Bank Fees                                                17,576
Public Reporting Fees                                    16,000
Employee Relocation/Training                              2,850
Data Processing                                          28,029
Dues and Subscriptions                                    7,328
Outside Services                                        311,339
Project Development Costs net of Billings                56,285
Director Fees                                          (144,667)
Miscellaneous                                          (158,119)
Professional Fees - Bankruptcy                        2,643,198
Cost Allocation - Out                                  (227,787)
                                                     ----------
                                                     $4,404,731
                                                     ==========

Allocation:

Wagner Castings                                      $  177,312
Northern Castings                                        46,825
Ironton Iron                                                  0
Lynchburg Foundry                                       179,333
Columbus Foundry                                        290,418
Wagner Havana                                                 0
Intermet U.S. Holdings                                  240,779
Cast-Matic Corp.                                         76,250
Diversified Diemakers                                   239,650
Ganton Technologies                                     155,833
Tool Products                                           127,416
Intermet Corporation                                  2,870,915
                                                     ----------
Total                                                $4,404,731
                                                     ==========

Intermet Corporation and Subsidiaries
Balance Sheet As Of 10-31-04
(000's)

                                                              Case # 04-67597
                                                                 Intermet
                                                                   Corp (*)
                                                           ---------------------
Cash And Equivalents                                                    $38,969
Accounts Receivable                                                      93,727
Short-Term Intercompany Receivables                                          (7)
Inventories                                                              47,152
Other Current Assets                                                      3,727
                                                           ---------------------
   TOTAL CURRENT ASSETS                                                 183,569

Land and Buildings                                                      114,563
Machinery & Equipment                                                   399,521
Construction In Progress                                                 14,346
                                                           ---------------------
Total Fixed Assets                                                      528,431
Accumulated Depreciation                                               (296,126)
                                                           ---------------------
    NET FIXED ASSETS                                                    232,305

Investment In Subsidiaries                                                   (2)
Investment In European Operations                                        89,077
Long-Term Intercompany Receivables                                            1
Deferred Taxes, Long-Term Asset                                             147
Other Assets                                                            190,849
                                                           ---------------------

    TOTAL ASSETS                                                       $695,946
                                                           =====================

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                         $9,054
Wages and Salaries  (See schedule)                                        2,963
Taxes Payable - (See schedule)                                            1,953
                                                           ---------------------
  TOTAL POST PETITION LIABILITIES                                        13,970

SECURED LIABILITIES:
Secured Liabilities - Bank Debt                                         162,239

PRE-PETITION LIABILITIES:
TAXES AND OTHER PRIORITY LIABILITIES:
 Accrued Income Taxes                                                     8,831
 Accrued Tax - State                                                       (210)
 Accrued Property Taxes                                                   1,183
 Accrued Workers Comp.                                                    7,931
 Accrued Payroll                                                          3,936
 Accrued Payroll Taxes                                                      121
                                                           ---------------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                               21,792

UNSECURED LIABILITIES
Accounts Payable                                                         66,038
IDR Bonds                                                               213,500
                                                           ---------------------
TOTAL UNSECURED LIABILITIES                                             279,538

OTHER LIABILITIES
Accrued Liabilities                                                      35,199
Total Intercompany Payables                                              (8,739)
Notes Payable, Short Term                                                     0
Capital Leases                                                              574
Retirement Benefits                                                      78,871
Deferred Taxes - Long-Term Liability                                     (3,838)
Other Long-Term Liabilities                                               7,620
                                                           ---------------------
 TOTAL LIABILITIES                                                      587,226

Common Stock                                                              2,606
Capital In Excess Of Par Value                                           31,608
Retained Earnings - Pre-Petition                                         13,424
Retained Earnings - Post- Petition                                       (8,963)
Equity in European Operations                                            89,077
Accumulated Translation Adjustment                                        3,842
Minimum Pension Liability Adjustment                                    (22,683)
Unearned Restricted Stock                                                  (191)
                                                           ---------------------
TOTAL SHAREHOLDERS' EQUITY                                              108,720
                                                           ---------------------
TOTAL LIABILITIES AND EQUITY                                           $695,946
                                                           =====================


    INTERMET CORP. INCLUDES THE CONSOLIDATED RESULTS OF INTERMET CORP. AND ITS DOMESTIC SUBSIDIARIES AS WELL AS ITS NET INVESTMENT EQUITY IN EUROPEAN OPERATIONS.

              PERIOD ENDED: 10-31-04                 INTERMET CORPORATE                                   CASE #04-67597
                                                                                                         --------------------------

                                                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                                         Balance                                                  Balance
                                                          as of           Accrued /        Payments /              as of
                                                        9/30/2004         Withheld          Deposits            10/31/2004
                                                     ------------------------------------------------------------------------------
              Income tax withheld: Federal                         $0         ($149,135)        $149,135                        $0
              Income tax withheld: State                           $0          ($35,001)         $35,001                        $0
              Income tax withheld: Local                           $0             ($217)            $217                        $0
              FICA Withheld                                        $0          ($47,678)         $47,541                     ($137)
              Employers FICA                                       $0          ($47,678)         $47,541                     ($137)
              Unemployment Tax: Federal                            $0              ($58)             $58                        $0
              Unemployment Tax: State                              $0             ($368)            $368                        $0
              All Other Payroll W/H                                $0          ($63,204)              $1                  ($63,203)
                                                                   $0                $0               $0                        $0
              State Taxes: Inc./Sales/Use/Excise                   $0                $0               $0                        $0
              Property Taxes                                       $0           ($1,600)              $0                   ($1,600)

              Accrued Income Tax - Fed                                          (65,169)                                   (65,169)
              Workers Compensation                                  0                 0                0                         0
                                                     ------------------------------------------------------------------------------

              Total                                                $0         ($410,108)        $279,862                 ($130,246)

              Wages and Salaries                             (222,222)         (867,104)         645,300                  (444,026)
                                                     ------------------------------------------------------------------------------

              Grand Total                                   ($222,222)      ($1,277,212)        $925,162                 ($574,272)
                                                     ==============================================================================




                                                           Aging of Accounts Receivable
                                                        and Post Petition Accounts Payable

              Age in Days (Post Petiition)              0-30 Days        30-60 Days       Over 60 Days
              Accounts Payable                             $9,054,195                $0               $0
              Accounts Receivable                         $58,746,765                $0               $0



INTERMET CORPORATION AND SUBSIDIARIES                      PERIOD ENDED 10-31-04

                                 CASE # 04-67597
                              INTERMET CORPORATION

      ACCOUNT TYPE              CONCEN.       CONCEN.        CONCEN.        DEPOSIT      DEPOSIT         AP
ACCOUNT #                      1054530796    1851811305         1599333   5401086482   8800789144    2770716377
          BANK                Stan. Fed.    Comerica      Bank One        Stan. Fed.   Suntrust      Stan. Fed.

BEGINNING BANK BALANCE          7,537,084     4,023,759       1,914,717            -      122,835             -
RECEIPTS                           56,201         3,094   11,730,317.07      768,799            -             -
TRANSFERS IN                   34,919,070    15,527,575    5,747,326.39      217,001            -       417,679
DIP INFLOW                      1,839,418             -               -            -            -             -
DISBURSEMENTS                 (31,392,320)     (843,967)     (3,246,307)    (246,862)      (1,775)     (417,679)

TRANSFERS OUT                 (12,048,221)  (17,846,214)    (15,278,154)    (738,937)           -             -
                              -----------   -----------   -------------   ----------   ----------    ----------
ENDING BANK BALANCE               911,232       864,248         867,900            -      121,060             -

WIRES PAID FOR BY CORPORATE                                                                     A    35,489,515
CHECKS ISSUED                                                                                           775,586
                                                                                                     ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                                         36,265,101

CHECKS ISSUED                                                                                          (775,586)
CHECK CLEARED                                                                                          (417,129)
                                                                                                     $550 also represents tax
                                                                                                      service fees not paid with you
                                                                                                      with a check.
                                                                                                     ----------
OUTSTANDING CHECKS (SEE OUTSTANDING CHECKLIST)                                                          358,457

      ACCOUNT TYPE                                              AP/ BENEFITS       PR        BENEFITS    BENEFITS  CHECKING
ACCOUNT #                                                            502836    2770716716       502756    611996   1385313
          BANK                                                  Bank One       Stan. Fed.    Bank One    Bank One  Bank One

BEGINNING BANK BALANCE                                                    -             -            -         -         -
RECEIPTS                                                                  -        31,338            -         -         -
TRANSFERS IN                                                        555,535       648,594    3,211,263   363,842         -
DIP INFLOW                                                                -             -            -         -         -
DISBURSEMENTS                                                      (555,535)     (648,594)  (3,211,263) (363,842)        -
TRANSFERS OUT                                                             -       (31,338)           -         -         -
                                                                   --------    ----------   ----------  --------   -------
ENDING BANK BALANCE                                                       -             -            -         -         -

WIRES PAID FOR BY CORPORATE                                                       280,411
CHECKS ISSUED

TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)

CHECKS ISSUED
CHECK CLEARED

OUTSTANDING CHECKS (SEE OUTSTANDING CHECKLIST)

      ACCOUNT TYPE                                               ENVIRONMENTAL    RABBI TRUST  SPECIAL RETIREMENT       TOTAL
ACCOUNT #                                                           400806.1         800558.1      5401197545
          BANK                                                      Lasalle         Stan. Fed.     Stan. Fed.

BEGINNING BANK BALANCE                                                     -        2,030,003               -         15,628,399
RECEIPTS                                                               3,556              376               -         12,593,681
TRANSFERS IN                                                               -                -               -         61,607,885
DIP INFLOW                                                                 -                -               -          1,839,418
DISBURSEMENTS                                                         (3,556)               -               -        (40,931,700)
TRANSFERS OUT                                                              -                -               -        (45,942,864)
                                                                    --------     ------------      ----------       ------------
ENDING BANK BALANCE                                                        -        2,030,379               -          4,794,819

WIRES PAID FOR BY CORPORATE                                                                                            9,787,352
CHECKS ISSUED

TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)

CHECKS ISSUED
CHECK CLEARED

OUTSTANDING CHECKS (SEE OUTSTANDING CHECKLIST)

CONCENTRATION ACCOUNT         DISBURSEMENTS
Stan. Fed.                    (31,392,320)
Comerica                         (843,967)
Bank One                       (3,246,307)
                              -----------
                              (35,482,594) A

NOTE All wires are paid by Intermet Corp. and allocated to the plants.

INTERMET CORPORATE                                               CASE # 04-67597

                               CASH DISBURSEMENTS
                                  OCTOBER 2004

                                                OCT CHECKS                                   OCT TOTAL
                 VENDOR                           ISSUED          OCT WIRES ISSUED         DISBURSEMENTS
                                                ----------        ----------------        ---------------
ADP, INC.                                         1,541.56                       -               1,541.56
AETNA U.S. HEALTHCARE                            25,939.77                       -              25,939.77
ALABAMA POWER                                       503.39                       -                 503.39
ALLIED VAN LINES                                         -                       -                      -
AMERICAN ELECTRIC POWER                             143.75                       -                 143.75
AMG, INC.                                         1,400.00                       -               1,400.00
AMTECH INTERNATIONAL GROUP,LTD                   38,286.00                       -              38,286.00
ANDREWS, THOMAS                                   1,537.29                       -               1,537.29
ARCH CONSULTING ASSOCIATES                        2,100.00                       -               2,100.00
ARGONAUT INSURANCE COMPANY                          358.58                       -                 358.58
ASNT                                                607.25                       -                 607.25
AT&T WIRELESS                                            -                       -                      -
AT&T-UNIVERSAL BILLER                               425.08                       -                 425.08
BACKMAN, DAVID                                    2,004.99                       -               2,004.99
BANDY, DAVID                                        246.91                       -                 246.91
BECKER, MICHAEL S.                                  142.29                       -                 142.29
BELLSOUTH                                         2,108.60                       -               2,108.60
BELTS, ROBERT                                        81.38                       -                  81.38
BEST SOFTWARE, INC.                                 837.40                       -                 837.40
BLANCHARD CONSULTING, INC.                        6,625.00                       -               6,625.00
BP - CREDIT CARD CENTER                             109.87                       -                 109.87
BRUECHERT, PAUL                                      37.50                       -                  37.50
BRYANT'S TREE SERVICE                               225.00                       -                 225.00
BURGE, CRAIG                                        727.73                       -                 727.73
BURTON, GLEN                                        933.08                       -                 933.08
CHARLES G. MCCLURE                                2,539.55                       -               2,539.55
CIGNA                                             1,134.00                       -               1,134.00
CINTAS CORPORATION                                   16.44                       -                  16.44
CITY OF RADFORD                                     305.71                       -                 305.71
CLIENT SERVICES-ECM                                 181.16                       -                 181.16
COLUMBUS WATER WORKS                                128.89                       -                 128.89
COM ED                                              277.40                       -                 277.40
COR SOLUTIONS, INC.                              59,628.66                       -              59,628.66
COX, MICHAEL                                        412.26                       -                 412.26
DELAWARE SECRETARY OF STATE                          86.50                       -                  86.50
DETROIT FREE PRESS                                  104.00                       -                 104.00
DICKSON ALLAN                                    10,239.14                       -              10,239.14
DRUSCHITZ, ALAN P.                                   79.13                       -                  79.13
EASTERN COMPUTER EXCHANGE, INC                    5,457.00                       -               5,457.00
EDWIN B. BRANCH                                  33,663.94                       -              33,663.94
EGH/TIMBERLAND THREE L.P.                       115,049.57                       -             115,049.57
ENTERPRISE FLEET SERVICES                        18,570.01                       -              18,570.01
EXEC-U-CARE                                      13,642.94                       -              13,642.94
EXECUTIVE COFFEE SYSTEMS                            374.31                       -                 374.31
EXXON MOBIL/GECC                                    200.62                       -                 200.62
FEDERAL RESERVE BANK OF                             400.00                       -                 400.00
FITZGERALD, DAVID C.                                630.78                       -                 630.78
FOREMAN, GREG                                       536.19                       -                 536.19
GE CAPITAL                                       19,512.14                       -              19,512.14
GEORGIA POWER                                        22.00                       -                  22.00
GIERC, DANIEL                                       115.58                       -                 115.58
GILLILAND, TIM                                    5,160.17                       -               5,160.17
GOPAL, NANDA P N                                    703.67                       -                 703.67
HALL, KEVIN W.                                      211.54                       -                 211.54
HAROLD SOLLENBERGER                                      -                       -                      -
HEAVIN, TODD                                        654.93                       -                 654.93
HOOVER, ROB                                       9,233.51                       -               9,233.51
HORN, REGINA                                         74.19                       -                  74.19
IBM CORPORATION                                  35,005.68                       -              35,005.68

INTERMET CORPORATE                                               CASE # 04-67597

                               CASH DISBURSEMENTS
                                  OCTOBER 2004

                                                OCT CHECKS                                   OCT TOTAL
                 VENDOR                           ISSUED          OCT WIRES ISSUED         DISBURSEMENTS
                                                ----------        ----------------        ---------------
IKON FINANCIAL SERVICES                           2,386.52                       -               2,386.52
INTERZINC                                                -                       -                      -
IRVIN, LESLIE B                                      53.60                       -                  53.60
JOHN DODDRIDGE                                      787.70                       -                 787.70
JOHN HANCOCK FINANCIAL SVCS.                        439.00                       -                 439.00
JOHN P. CRECINE                                   1,919.61                       -               1,919.61
JOHN R. HORNE                                       497.44                       -                 497.44
KARJALA, MARY JO                                    707.87                       -                 707.87
KEN BRANCH                                          112.56                       -                 112.56
KITCHEN AID                                          74.66                       -                  74.66
KLEIN, KYLE                                         375.66                       -                 375.66
KUZINSKI, MARK                                      460.12                       -                 460.12
LARRY BACON                                              -                       -                      -
LAUGHLIN, JAY                                       442.32                       -                 442.32
LINDA LUMPKIN                                       415.73                       -                 415.73
LINDA WESTON PERSONNEL, INC                         474.00                       -                 474.00
LISIO, JOHN                                       2,022.16                       -               2,022.16
LOCHER, INC.                                      5,031.00                       -               5,031.00
LONGHURST, JOHN                                   2,149.56                       -               2,149.56
LOVELL, TONY                                      1,734.38                       -               1,734.38
MACIOCE, RAPHAEL                                     10.48                       -                  10.48
MALLON, ROBERT                                      811.09                       -                 811.09
MANAGEMENT SYSTEMS INTL, INC.                     9,706.38                       -               9,706.38
MARSH USA INC.                                   39,900.00                       -              39,900.00
MARTINEZ, FRED                                    2,407.55                       -               2,407.55
MCCOLLUM, WILLIAM E.                              3,258.43                       -               3,258.43
MCDONALD, MATT                                      266.77                       -                 266.77
METLIFE                                           9,350.18                       -               9,350.18
MICHIGAN CHAMBER OF COMMERCE                        895.00                       -                 895.00
MISDU                                               881.18                       -                 881.18
MOORE, TERRY                                      3,283.91                       -               3,283.91
NICOR GAS                                           106.17                       -                 106.17
NTFC CAPITAL CORPORATION                            709.53                       -                 709.53
OESA                                                750.00                       -                 750.00
OHIO DEPARTMENT OF TAXATION                          50.00                       -                  50.00
PAMS, GENE                                        2,293.02                       -               2,293.02
PBCC                                                193.78                       -                 193.78
PENNSYLVANIA SCDU                                 1,494.00                       -               1,494.00
PENSION BENEFIT GUARANTY CORP.                           -                       -                      -
PENSKE LEASING                                    3,519.36                       -               3,519.36
PILON, KEVIN                                      1,548.64                       -               1,548.64
PLASKO, RANDALL                                     557.62                       -                 557.62
POWERWAY, INC.                                   48,000.00                       -              48,000.00
PR NEWSWIRE ASSOCIATION, LLC                      2,000.00                       -               2,000.00
PREFERRED DATA SYSTEMS                           10,282.50                       -              10,282.50
PROVIDENT LIFE & ACCIDENT INS.                   14,322.90                       -              14,322.90
PRUCHA, TOM                                         236.21                       -                 236.21
RADISSON KINGSLEY HOTEL                           1,789.48                       -               1,789.48
RAR HOLDINGS, INC.                                6,644.00                       -               6,644.00
RATKA, RICHARD                                      112.53                       -                 112.53
RIDLEY'S BAKERY CAFE                              1,029.00                       -               1,029.00
ROBERTS, DONALD                                     442.63                       -                 442.63
RUFF, GARY F.                                       716.41                       -                 716.41
RUTHERFORD, JOHN                                  1,528.52                       -               1,528.52
SANDERS, S. DAVID                                   400.50                       -                 400.50
SBC                                               2,628.39                       -               2,628.39
SCHELLHASE, DAN                                   1,024.70                       -               1,024.70
SECURITY FORCES, INC.                                54.24                       -                  54.24
SENIORSCRIPS                                      4,146.00                       -               4,146.00

INTERMET CORPORATE                                               CASE # 04-67597

                               CASH DISBURSEMENTS
                                  OCTOBER 2004

                                                OCT CHECKS                                   OCT TOTAL
                 VENDOR                           ISSUED          OCT WIRES ISSUED         DISBURSEMENTS
                                                ----------        ----------------        ---------------
SHAW, ROBERT                                      1,090.50                       -               1,090.50
SHOWALTER, ERIC                                     283.84                       -                 283.84
SILBERT, RICHARD                                  2,671.27                       -               2,671.27
SOUTHERN MAINTENANCE SUPPLY                         128.59                       -                 128.59
SPHERION CORPORATION                              4,500.00                       -               4,500.00
SPRINT                                            1,211.10                       -               1,211.10
SPROUSE, JANE                                       115.92                       -                 115.92
T.R. WIGHT INC.                                     600.71                       -                 600.71
TALX CORPORATION                                  4,250.00                       -               4,250.00
TENNESSEE DEPT OF REVENUE                         2,393.00                       -               2,393.00
TREASURER OF VIRGINIA                               130.00                       -                 130.00
U.S. BANK TRUST                                     125.00                       -                 125.00
UNITED AMERICAN INSURANCE CO.                    36,364.00                       -              36,364.00
UNITED WAY OF CENTRAL VIRGINIA                      660.00                       -                 660.00
USA TODAY                                           130.00                       -                 130.00
VALUEOPTIONS, INC                                28,050.50                       -              28,050.50
VANGUARD GROUP                                   13,113.29                       -              13,113.29
VASS, S. REID                                       420.31                       -                 420.31
VERIZON                                             179.09                       -                 179.09
VERIZON WIRELESS MESSAGING SVC                      172.92                       -                 172.92
VERIZON WIRELESS-GREAT LAKES                      7,459.95                       -               7,459.95
WALKER, SEAN                                        540.69                       -                 540.69
WASTE MANAGEMENT                                     89.16                       -                  89.16
WAYNE BOOTH INVESTMENTS                          50,600.00                       -              50,600.00
WISCONSIN DEPT. OF REVENUE                           25.00                       -                  25.00
WOLF, JEFFERY                                       954.77                       -                 954.77
WOODLAND CAFE                                        99.37                       -                  99.37
ZEIMET, RANDY                                       517.97                       -                 517.97
                                                                                 -                      -
ABC Coke                                                                417,052.72             417,052.72
Accu Die & Mold                                                          82,510.00              82,510.00
Alcan Aluminum Corporation                                            1,823,828.84           1,823,828.84
Alcast Company                                                           86,067.00              86,067.00
Alcoa Aluminum                                                          127,858.50             127,858.50
ALFE Heat Treating                                                      163,390.10             163,390.10
Allied Mineral                                                           62,998.28              62,998.28
Amacor                                                                  189,900.00             189,900.00
Behr Metals                                                             439,280.00             439,280.00
Bentonite Performance Minerals                                           97,750.00              97,750.00
Braddock Metallurgical                                                    5,530.36               5,530.36
Carpenter Bros.                                                           1,980.00               1,980.00
CCMA                                                                    263,189.42             263,189.42
Chem Trend                                                                7,380.00               7,380.00
Crest Products                                                           12,843.20              12,843.20
Dana                                                                    660,102.00             660,102.00
Dead Sea Magnesium                                                    1,235,961.08           1,235,961.08
Dimetek                                                                   7,977.00               7,977.00
DME RR                                                                   81,588.84              81,588.84
Eastern Alloys, inc.                                                    302,971.80             302,971.80
EDP Engineering Group                                                    72,895.56              72,895.56
Elkem Metals, Inc.                                                      356,392.72             356,392.72
Fairmont Minerals                                                       138,691.70             138,691.70
Foseco Metallurgical Inc.                                               101,429.39             101,429.39
Freudenberg NOK                                                          48,087.76              48,087.76
Globe                                                                   555,098.40             555,098.40
HA International LLC                                                    133,680.05             133,680.05
Hart Metals                                                              57,750.00              57,750.00
Hill & Griffith                                                         208,986.20             208,986.20
Hughes Parker                                                            11,006.20              11,006.20

INTERMET CORPORATE                                               CASE # 04-67597

                               CASH DISBURSEMENTS
                                  OCTOBER 2004

                                                OCT CHECKS                                   OCT TOTAL
                 VENDOR                           ISSUED          OCT WIRES ISSUED         DISBURSEMENTS
                                                ----------        ----------------        ---------------
Hydro Magnesium                                                         389,863.74             389,863.74
IMCO Recycling                                                        2,680,051.20           2,680,051.20
Inductotherm                                                              1,231.66               1,231.66
L & S Precision                                                           3,500.00               3,500.00
Land Transportation                                                     238,395.88             238,395.88
Larpen Metallurgical Service                                            283,329.50             283,329.50
Metallurg                                                                22,330.90              22,330.90
Midland Industries, Inc.                                                128,381.85             128,381.85
Miller & Co.                                                            816,177.61             816,177.61
MPC                                                                      17,747.70              17,747.70
MSC Industrial Supplly                                                    6,741.04               6,741.04
National Metal Abrasive                                                   6,350.00               6,350.00
Noranda Aluminum                                                         49,656.82              49,656.82
Norfolk Southern                                                         72,657.77              72,657.77
NS Southern                                                               9,828.27               9,828.27
Ohio Screw Products                                                      13,864.18              13,864.18
OmniSource Corporation                                                  427,520.70             427,520.70
Parket Hannifin                                                           9,600.00               9,600.00
Porter Warner Industries                                                137,027.79             137,027.79
Primetrade, Inc.                                                        884,880.76             884,880.76
Red Hill Grinding Wheel Corporation                                      13,396.31              13,396.31
Refco                                                                     5,808.00               5,808.00
RES Manufacturing                                                        77,405.79              77,405.79
RI Lampus                                                                72,317.56              72,317.56
Richland                                                                 12,173.00              12,173.00
Silica Transport                                                         46,141.06              46,141.06
Sol Tick                                                                 32,340.63              32,340.63
Spectro Alloys Corporation                                            1,127,983.00           1,127,983.00
Spray-rite                                                               61,268.42              61,268.42
Superior Graphite Co.                                                    30,138.75              30,138.75
Supreme Cores                                                            22,644.40              22,644.40
The David J. Joseph Company                                          10,204,000.00          10,204,000.00
ThyssenKrupp Specialty Steels, Inc.                                       6,546.95               6,546.95
Tinnerman Palnut                                                         13,781.09              13,781.09
Toyota Tsusho                                                            54,852.48              54,852.48
Trelleborg                                                              144,900.00             144,900.00
TSBY RR                                                                  36,693.10              36,693.10
UMETCO Inc.                                                             143,990.00             143,990.00
Unimin Corporation                                                       64,812.28              64,812.28
US Magnesium LLC                                                        700,554.96             700,554.96
US Oil                                                                  133,394.25             133,394.25
Vesuvius                                                                 12,763.80              12,763.80
Wheel Abrasives                                                         127,070.00             127,070.00
Transman Logistics                                                      251,600.45             251,600.45
401k Remittance Tool Products                                            43,380.59              43,380.59
Bank of Nova Scotia                                                   1,905,334.56           1,905,334.56
Blue Cross                                                              755,865.50             755,865.50
Capstone                                                                257,481.25             257,481.25
Comerica - Overdraft Fees                                                   150.00                 150.00
Comerica Bank Fees                                                        7,962.05               7,962.05
Duetsche Bank Securities                                                450,000.00             450,000.00
Duetsche Bank Trust Company America                                     262,500.00             262,500.00
Erman Teicher Miller Zucker Freedman                                     16,116.95              16,116.95
FPRS Depository                                                          69,099.96              69,099.96
Lumberman Workers Compensation                                            2,532.22               2,532.22
Luskin Stern Eisler                                                      52,131.80              52,131.80
Marsh USA - Airline Insurance                                            33,456.00              33,456.00
Monroe - Sales Tax                                                        2,352.00               2,352.00
NBD 401k Remittance                                                     200,893.49             200,893.49

INTERMET CORPORATE                                               CASE # 04-67597

                               CASH DISBURSEMENTS
                                  OCTOBER 2004

                                                OCT CHECKS                                   OCT TOTAL
                 VENDOR                           ISSUED          OCT WIRES ISSUED         DISBURSEMENTS
                                                ----------        ----------------        ---------------
Newswire                                                                  3,265.00               3,265.00
Omlevey Myers                                                           581,688.46             581,688.46
Pepper Hamilton LLP                                                      32,000.00              32,000.00
Putnam 401K - Minneapolis                                                26,921.90              26,921.90
Sales Tax                                                                 1,703.45               1,703.45
SRI Quality System Registrar                                             17,860.00              17,860.00
Standard Federal - Prior Bank Error Reversal                            216,931.02             216,931.02
US Bank - Interest Payment                                                1,775.00               1,775.00
Vanguard Group Purchase                                                 159,417.19             159,417.19
Wachtell Lipton Rosen Katz                                              125,000.00             125,000.00
                                                                                 -                      -
Corporate Payroll                                                       280,411.00             280,411.00
Decatur Payroll                                                         768,976.26             768,976.26
Havana Payroll                                                           41,662.16              41,662.16
Jackson Payroll                                                         139,430.51             139,430.51
Minneapolis Payroll                                                     315,266.34             315,266.34
Minneapolis Payroll                                                     431,905.73             431,905.73
Monroe Payroll                                                          773,273.73             773,273.73
Racine Payroll                                                           76,279.00              76,279.00
Racine Payroll                                                           17,745.63              17,745.63
Stevensville Payroll                                                     68,856.26          35,489,515.78
                                               -----------        ----------------        ---------------
                                               $775,585.97        $  35,489,515.78        $ 36,265,101.75

INTERMET COPORATION
CASE # 04-67597

OCTOBER BANK RECONCILIATION

Bank Balance                                                $      0

Actual Outstanding Checks                                    358,457

Pre-petition Checks to be voided in
in the G/L                                                    44,151
                                                            --------
G/L Balance                                                 $402,608
                                                            ========

INTERMET CORPORATION
OUTSTANDING CHECKS
CASE #04-67597

CHECK                            DATE            OUTSTANDING
91334                         10/8/2004              36.82
91343                         10/8/2004           3,322.00
91375                        10/15/2004              79.13
91379                        10/15/2004             628.54
91383                        10/15/2004             439.00
91390                        10/15/2004              50.00
91405                        10/15/2004              25.00
91412                        10/22/2004             503.39
91414                        10/22/2004             370.00
91416                        10/22/2004             142.29
91420                        10/22/2004           1,012.50
91421                        10/22/2004             727.73
91422                        10/22/2004             851.85
91429                        10/22/2004             394.85
91432                        10/22/2004             787.70
91433                        10/22/2004             858.57
91434                        10/22/2004             497.44
91435                        10/22/2004             140.07
91437                        10/22/2004             375.66
91439                        10/22/2004               6.50
91443                        10/22/2004             106.17
91446                        10/22/2004             193.78
91449                        10/22/2004          10,282.50
91454                        10/22/2004             560.39
91457                        10/22/2004              20.00
91458                        10/22/2004          35,005.68
91462                        10/28/2004             130.00
91467                        10/29/2004           1,541.56
91468                        10/29/2004          12,973.59
91469                        10/29/2004              50.81
91470                        10/29/2004              92.94
91471                        10/29/2004              58.63
91472                        10/29/2004           1,000.00
91473                        10/29/2004             237.25
91475                        10/29/2004             425.08
91476                        10/29/2004             298.32
91478                        10/29/2004              81.38
91479                        10/29/2004             837.40
91480                        10/29/2004           2,037.50
91481                        10/29/2004             225.00
91482                        10/29/2004           2,539.55
91483                        10/29/2004             585.00
91484                        10/29/2004              16.44
91485                        10/29/2004             305.71
91486                        10/29/2004              90.58
91487                        10/29/2004             128.89
91488                        10/29/2004             219.38
91489                        10/29/2004             104.00
91490                        10/29/2004           1,480.00
91491                        10/29/2004           5,457.00
91492                        10/29/2004          16,831.97
91493                        10/29/2004           5,423.40
91494                        10/29/2004          19,512.14
91495                        10/29/2004             387.48
91498                        10/29/2004             938.10
91500                        10/29/2004           1,061.04
91501                        10/29/2004             112.56
91502                        10/29/2004             423.30
91504                        10/29/2004             415.73
91505                        10/29/2004             474.00
91506                        10/29/2004             411.95
91507                        10/29/2004             432.89
91508                        10/29/2004             385.38
91509                        10/29/2004           1,768.38
91510                        10/29/2004           9,350.18

INTERMET CORPORATION
OUTSTANDING CHECKS
CASE #04-67597

CHECK                           DATE            OUTSTANDING
91511                        10/29/2004             929.72
91512                        10/29/2004             342.53
91513                        10/29/2004              65.69
91514                        10/29/2004             747.00
91515                        10/29/2004           1,759.68
91516                        10/29/2004             359.49
91517                        10/29/2004           7,167.00
91518                        10/29/2004             110.18
91519                        10/29/2004           1,789.48
91520                        10/29/2004           3,322.00
91521                        10/29/2004              93.15
91522                        10/29/2004             400.50
91523                        10/29/2004           2,628.39
91524                        10/29/2004             105.65
91525                        10/29/2004              54.24
91526                        10/29/2004             283.84
91527                        10/29/2004             128.59
91528                        10/29/2004           1,211.10
91529                        10/29/2004           4,250.00
91530                        10/29/2004             125.00
91531                        10/29/2004             330.00
91532                        10/29/2004             130.00
91533                        10/29/2004          14,000.35
91534                        10/29/2004             187.31
91535                        10/29/2004             179.09
91536                        10/29/2004              45.00
91537                        10/29/2004              89.16
91538                        10/29/2004              99.37
91539                        10/29/2004             188.69
91540                        10/29/2004          57,872.53
91541                        10/29/2004          39,900.00
91542                        10/29/2004          48,000.00
91543                        10/29/2004          25,300.00

October outstanding checks                      358,456.80

Intermet Corporation and Subsidiaries
Month Ended October 31, 2004

NAME:                                                GARY          ROBERT E.      TIMOTHY R.        JOHN B.       TODD
                                                     RUFF            BELTS        GILLILAND       RUTHERFORD     HEAVIN
                                                 --------------   ----------   ----------------   ----------   ----------
JOB DUTIES:                                      Chairman & CEO   VP Finance                      VP-Sales &   VP-Ferrous
                                                    Director        and CFO    VP- Light Metals    Marketing     Metals
                                                 --------------   ----------   ----------------   ----------   ----------
COMPENSATION-1 DAY (9/30/2004)                       $ 1,894        $   985         $   758         $   778      $   795
COMPENSATION-MONTHLY (10/31/04):                      41,667         21,667          16,667          16,667       17,500
                                                     -------        -------         -------         -------      -------

BENEFITS PAID:
Health Insurance                                         968            968             692             692          968
Life Insurance                                           345            179             138             138          145
AD&D                                                      18              9               7               7            8
Dependent Life                                             1              1               1               1            1
Long Term Disability                                     142            142             142             142          142
Executive Medical                                        358            358             358             358          358
Deferred Comp                                              -              -               -               -            -
Retirement                                                 -              -               -               -            -
Company Vehicle                                        2,207            850             850             850          850
Cell Phone                                                              221                             281          269

(EXPENSE REIMBURSE):
Entertainment                                             21                            220             602          404
Travel                                                    16             31             686             836          212
Communications (cell phone, internet on travel)          203                            117              91
Automobile--Oil Change                                    56                                                          39
House Alarm System                                       420
Dues--Social Club                                                        50
Relocation Expense                                                                    4,137
Board Expenses (Hotel, Lunch)

OTHER PAYMENTS:
Rents Paid
Loans
Other (Describe)
                                                     -------        -------         -------         -------      -------
TOTAL OF ALL PAYMENTS                                $48,316        $25,461         $24,773         $21,442      $21,691
                                                     =======        =======         =======         =======      =======

NAME:                                              THOMAS E.         ALAN J.             BYTHA               GREG
                                                    PRUCHA           MILLER              MILLS             WAHOWIAK
                                                 ------------  -------------------  ------------------  ----------------
JOB DUTIES:                                      VP-Technical  VP, General Counsel                      Business Systems
                                                   Services      Ass't Secretary    VP-Administration       Director
                                                 ------------  -------------------  ------------------  ----------------
COMPENSATION-1 DAY (9/30/2004)                      $   663        $   852               $   568
COMPENSATION-MONTHLY (10/31/04):                     14,583         18,750                12,500             11,917
                                                    -------        -------               -------            -------

BENEFITS PAID:
Health Insurance                                        692            692                   345                623
Life Insurance                                          121            155                   104                 99
AD&D                                                      6              8                     5                  4
Dependent Life                                            1              1                                        1
Long Term Disability                                    124            142                   106                101
Executive Medical                                       358            358                   358                358
Deferred Comp                                             -              -                     -                  -
Retirement                                                -              -                     -                  -
Company Vehicle                                         850            850                   850                650
Cell Phone                                                                                                      165

(EXPENSE REIMBURSE):
Entertainment                                            88
Travel                                                   90
Communications (cell phone, internet on travel)          58
Automobile--Oil Change
House Alarm System
Dues--Social Club
Relocation Expense
Board Expenses (Hotel, Lunch)

OTHER PAYMENTS:
Rents Paid
Loans
Other (Describe)
                                                    -------        -------               -------            -------
TOTAL OF ALL PAYMENTS                               $17,635        $21,809               $14,837            $13,917
                                                    =======        =======               =======            =======

NAME:                                             MICHAEL
                                                 SKRZYPCAK   MARY JO KARJALA      TOTAL
                                                 ----------  ---------------    --------
JOB DUTIES:
                                                  Treasurer      Secretary
                                                 ----------  ---------------
COMPENSATION-1 DAY (9/30/2004)                                                    $7,293
COMPENSATION-MONTHLY (10/31/04):                   10,833          6,000         188,750
                                                                                --------
                                                                                 196,043
                                                  -------         ------        --------

BENEFITS PAID:
Health Insurance                                      968            692             829
Life Insurance                                         90             50           1,563
AD&D                                                    4              4              80
Dependent Life                                          1              1              11
Long Term Disability                                   92             51           1,325
Executive Medical                                       -              -           3,225
Deferred Comp                                           -              -               -
Retirement                                              -              -               -
Company Vehicle                                         -              -           8,807
Cell Phone                                            124                          1,060
                                                                                       -
(EXPENSE REIMBURSE):                                                                   -
Entertainment                                                                      1,335
Travel                                                                             1,871
Communications (cell phone, internet on travel)                                      470
Automobile--Oil Change                                                                96
House Alarm System                                                                   420
Dues--Social Club                                                                     50
Relocation Expense                                                                 4,137
Board Expenses (Hotel, Lunch)                                        708             708

OTHER PAYMENTS:
Rents Paid
Loans
Other (Describe)
                                                  -------         ------        --------
TOTAL OF ALL PAYMENTS                             $12,111         $7,505        $425,540
                                                  =======         ======        ========


           Intermet Corporation and Subsidiaries                                          Intermet Corporation
              Schedule of In-Force Insurance                                              Case Number: 04-67597


POLICY COVERAGE                                     CARRIER                             POLICY PERIOD
-----------------------------   ----------------------------             ----------------------------
Property                                             Lloyds                          11/1/04-11/01/05
Boiler/Machine                                     Hartford                          11/1/04-11/01/05
Cargo                                        Fireman's Fund                          11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund                          11/1/04-11/01/05

Aviation                                              USAIG                          11/1/04-11/01/05

Fiduciary                                          St. Paul                          11/1/04-11/01/05

Primary D&O                                        St. Paul                          11/1/04-11/01/05
Excess D&O                                            Chubb                          11/1/04-11/01/05
Side A                                         Platte River                          11/1/04-11/01/05

Crime                                                  Gulf                           11/1/04-12/1/04

General Liability                            Liberty Mutual                          11/1/04-12/22/04
Umbrella                                     National Union                          11/1/04-12/22/04

Work Comp                                    Liberty Mutual                          11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual                          11/1/04-12/22/04

Auto                                         Liberty Mutual                          11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual                          11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR

                       THE PERIOD ENDED: October 31, 2004
                                        ------------------

IN RE:
Intermet Corporation, et al
                                                CASE NUMBER: 04-67599

                                                Chapter 11
Alexander City Casting Co., Inc.                Judge: Marci B. McIvor
---------------------------------------/
                          Debtor


As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X      Operating Statement                     (Form 2)
        ---

         X      Balance Sheet                           (Form 3)
        ---

         X      Summary of Operations                   (Form 4)
        ---

         X      Monthly Cash Statement                  (Form 5)
        ---

         X      Statement of Compensation               (Form 6)
        ---

         X      Schedule of In-Force Insurance          (Form 7)
        ---

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)       YES  X              NO
                                                 ---                ---

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

5. All United States Trustee Quarterly fees have been paid and are current.
                                            YES  X              NO
                                                ---                ---

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

                                /s/ Robert E. Belts
Dated:  December 3, 2004        ------------------------------------------------
       ------------------       Debtor In Possession

                                Chief Financial Officer      (248) 952-2500
                                -----------------------  -----------------------
                                Title                    Phone


                                                                          Form 1

Intermet Corporation and Subsidiaries
Operating Statement
For the Month Ended 10-31-04
(000's)
                                                                       Case # 04-67599
                                                                          Alexander
                                                                       City Casting Co.
                                                            ---------------------------------------
                                                               Current Month     Total Since Filing
                                                            -----------------    ------------------
Net Sales                                                                 $0                  $0

Cost of Goods Sold
Materials and Freight                                                      0                   0
Wages - Hourly                                                             0                   0
Wages-Salary                                                               0                   0
Employee Benefits and Pension                                              0                   0
Repairs & Maintenance                                                      0                   0
Supplies                                                                   0                   0
Utilities                                                                  0                   0
Purchased Components/Services                                              0                   0
Income(loss) from Pattern Sales                                            0                   0
Fixed Asset - (gain/loss)                                                  0                   0
MIS Expense                                                                0                   0
Travel & Entertainment                                                     0                   0
Other Variable Costs                                                       4                   4
Depreciation & Amortization                                                0                   0
Other Allocated Fixed Costs                                                0                   0
Other Fixed Costs                                                          0                   0
                                                            -----------------    ------------------
Cost of Goods Sold                                                         4                   4

Gross Profit                                                              (4)                 (4)

Plant SG&A Expense                                                         0                   0
SG&A Expense - Allocation (Sched 1)                                        0                   0
Other Operating Expenses                                                   0                   0
                                                            -----------------    ------------------
 Total Operating Expenses                                                  0                   0

Operating Profit                                                          (4)                 (4)


Outside Interest Income                                                    0                   0
Outside Interest (Expense)                                                 0                   0
Intercompany Interest Income                                               0                   0
Intercompany Interest (Expense)                                            0                   0
Charges (From) Affiliates                                                  0                   0
Charges To Affiliates                                                      0                   0
Income From European Subsidiary                                            0                   0
Other Income/(Expense)                                                     0                   0
                                                            -----------------    ------------------
 Total Non-Operating Expenses                                              0                   0

Income Before Income Taxes                                                (4)                 (4)

Income Tax Expense                                                         0                   0
                                                            -----------------    ------------------
Net Income                                                               ($4)                ($4)
                                                            =================    ==================


Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (October)
(Allocation of Corporate Costs to Filing Entities)

                                                      October
                                                     ----------
Officer Compensation                                 $  196,042
Salary Expense other Employees                          802,961
Employee Benefits and Pension                           133,527
Payroll Taxes                                            43,948
Other Taxes                                            6,922.86
Rent and Lease Expense                                  180,971
Interest Expense
Insurance                                                69,363
Automobile and Truck Expense                              2,695
Utilities(Gas Electric,Phone)                            47,700
Depreciation                                             89,205
Travel and Entertainment                                 70,376
Repairs and Maintenance                                  53,523
Advertising/Promotion                                         0
Supplies, Office Expense                                 24,275

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                           131,192
Bank Fees                                                17,576
Public Reporting Fees                                    16,000
Employee Relocation/Training                              2,850
Data Processing                                          28,029
Dues and Subscriptions                                    7,328
Outside Services                                        311,339
Project Development Costs net of Billings                56,285
Director Fees                                          (144,667)
Miscellaneous                                          (158,119)
Professional Fees - Bankruptcy                        2,643,198
Cost Allocation - Out                                  (227,787)
                                                     ----------
                                                     $4,404,731
                                                     ==========

Allocation:

Wagner Castings                                      $  177,312
Northern Castings                                        46,825
Ironton Iron                                                  0
Lynchburg Foundry                                       179,333
Columbus Foundry                                        290,418
Wagner Havana                                                 0
Intermet U.S. Holdings                                  240,779
Cast-Matic Corp.                                         76,250
Diversified Diemakers                                   239,650
Ganton Technologies                                     155,833
Tool Products                                           127,416
Intermet Corporation                                  2,870,915
                                                     ----------
Total                                                $4,404,731
                                                     ==========

     Intermet Corporation and Subsidiaries
     Balance Sheet As Of 10-31-04
     (000's)
                                                                        Case # 04-67599
                                                                           Alexander
                                                                        City Casting Co.
                                                                      ---------------------

     Cash And Equivalents                                                               $0
     Accounts Receivable                                                                (1)
     Short-Term Intercompany Receivables                                                 0
     Inventories                                                                       133
     Other Current Assets                                                                0
                                                                      ---------------------
        TOTAL CURRENT ASSETS                                                           132

     Land and Buildings                                                                537
     Machinery & Equipment                                                           1,593
     Construction In Progress                                                            0
                                                                      ---------------------
     Total Fixed Assets                                                              2,130
     Accumulated Depreciation                                                            0
                                                                      ---------------------
         NET FIXED ASSETS                                                            2,130

     Investment In Subsidiaries                                                          0
     Investment In European Operations                                                   0
     Long-Term Intercompany Receivables                                                  0
     Deferred Taxes, Long-Term Asset                                                     0
     Other Assets                                                                        0
                                                                      ---------------------

         TOTAL ASSETS                                                               $2,262
                                                                      =====================


     LIABILITIES AND SHAREHOLDER EQUITY

     POST PETITION LIABILITIES
     Accounts Payable                                                                   $0
     Wages and Salaries  (See schedule)                                                  0
     Taxes Payable - (See schedule)                                                      0
                                                                      ---------------------
       TOTAL POST PETITION LIABILITIES                                                   0

     SECURED LIABILITIES:
     SECURED LIABILITIES - BANK DEBT                                                     0

     PRE-PETITION LIABILITIES:
     TAXES AND OTHER PRIORITY LIABILITIES:
      Accrued Income Taxes                                                               0
      Accrued Tax - State                                                                0
      Accrued Property Taxes                                                             0
      Accrued Workers Comp.                                                              0
      Accrued Payroll                                                                    0
      Accrued Payroll Taxes                                                              0
                                                                      ---------------------
     TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                          0

     UNSECURED LIABILITIES
     Accounts Payable                                                                    2
     IDR Bonds                                                                           0
                                                                      ---------------------
     TOTAL UNSECURED LIABILITIES                                                         2

     OTHER LIABILITIES
     Accrued Liabilities                                                               147
     Total Intercompany Payables                                                    36,879
     Notes Payable, Short Term                                                           0
     Capital Leases                                                                      0
     Retirement Benefits                                                                 0
     Deferred Taxes - Long-Term Liability                                                0
     Other Long-Term Liabilities                                                         0
                                                                      ---------------------
      TOTAL LIABILITIES                                                             37,028

     Common Stock                                                                       10
     Capital In Excess Of Par Value                                                     90
     Retained Earnings - Pre-Petition                                              (34,861)
     Retained Earnings - Post- Petition                                                 (4)
     Equity in European Operations                                                       0
     Accumulated Translation Adjustment                                                  0
     Minimum Pension Liability Adjustment                                                0
     Unearned Restricted Stock                                                           0
                                                                      ---------------------
     TOTAL SHAREHOLDERS' EQUITY                                                    (34,766)

      TOTAL LIABILITIES AND EQUITY                                                  $2,262
                                                                      =====================



              PERIOD ENDED: 10-31-04                 ALEXANDER CITY CASTING CO., INC.                    CASE #04-67599
                                                                                                        --------------------------

                                                    SCHEDULE OF POST-PETITION TAX LIABILITY

                                                         Balance                                                 Balance
                                                          as of          Accrued /        Payments /              as of
                                                        9/30/2004         Withheld         Deposits            10/31/2004
                                                    ------------------------------------------------------------------------------
              Income tax withheld: Federal                         $0               $0               $0                        $0
              Income tax withheld: State                           $0               $0               $0                        $0
              Income tax withheld: Local                           $0               $0               $0                        $0
              FICA Withheld                                        $0               $0               $0                        $0
              Employers FICA                                       $0               $0               $0                        $0
              Unemployment Tax: Federal                            $0               $0               $0                        $0
              Unemployment Tax: State                              $0               $0               $0                        $0
              All Other Payroll W/H                                $0               $0               $0                        $0
                                                                   $0               $0               $0                        $0
              State Taxes: Inc./Sales/Use/Excise                   $0               $0               $0                        $0
              Property Taxes                                       $0               $0               $0                        $0
                                                                   $0
              Workers Compensation                                  0                0                0                         0
                                                    ------------------------------------------------------------------------------

              Total                                                $0               $0               $0                        $0

              Wages and Salaries                                    0                0                0                         0
                                                    ------------------------------------------------------------------------------

              Grand Total                                          $0               $0               $0                        $0
                                                    ==============================================================================



                                                          Aging of Accounts Receivable
                                                       and Post Petition Accounts Payable

              Age in Days (Post Petiition)              0-30 Days        30-60 Days      Over 60 Days
              Accounts Payable                                     $0               $0               $0
              Accounts Receivable                                  $0               $0               $0

             PERIOD ENDING: OCTOBER  31, 2004    Alexander City Casting Co. Inc.
                            -----------------    Case Number: 04-67599

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                 General        Payroll      Tax      Cash Coll.    Petty Cash
                                  Acct.          Acct.      Acct.       Acct.          Acct.
                                  -----          -----      -----       -----          -----
A. Beginning Balance
                                  -----          -----      -----       -----          -----

B. Receipts                       -----          -----      -----       -----          -----
   (Attach separate schedule)

C. Balance Available              -----          -----      -----       -----          -----
   (A+B)

D. Less Disbursements             -----          -----      -----       -----          -----
   (Attach separate schedule)

                                               N/A - Company has no Bank Accounts

E. ENDING BALANCE                 -----          -----      -----       -----          -----
   (C-D)

   (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:

  1. Depository Name & Location
                                  ----------------------------------------------

  2. Account Number
                                  ----------------------------------------------

Payroll Account:

  1. Depository Name & Location
                                  ----------------------------------------------

  2. Account Number
                                  ----------------------------------------------

Tax Account:

  1. Depository Name & Location
                                  ----------------------------------------------

  2. Account Number
                                  ----------------------------------------------

Other monies on hand (specify type and location) i.e. CD's, bonds, etc.:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date:
     ----------------
                                                --------------------------------
                                                Debtor in Possession

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

                           Period Ending: October 31, 2004
                                          -------------------



     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)






        Alexander City Casting Co. Inc.
NAME:   Case Number: 04-67599                CAPACITY:
                                                        ------  Shareholder
Management and other insider compensation are
maintained at Internet Corporation. Please see          ------  Officer
Intermet Corporation (Case #04-67597)
for all insider compensation/payments.                  ------  Director

                                                        ------  Insider

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



CURRENT COMPENSATION PAID:                      Weekly      or     Monthly

                                                ---------          -------

CURRENT BENEFITS PAID:                          Weekly      or     Monthly

          Health Insurance
                                                ---------          -------
          Life Insurance
                                                ---------          -------
          Retirement
                                                ---------          -------
          Company Vehicle
                                                ---------          -------
          Entertainment
                                                ---------          -------
          Travel
                                                ---------          -------
          Other Benefits
                                                ---------          -------
          Total Benefits
                                                ---------          -------

CURRENT OTHER PAYMENTS PAID:                    Weekly      or     Monthly

          Rent Paid
                                                ---------          -------
          Loans
                                                ---------          -------
          Other (Describe)
                                                ---------          -------
          Other (Describe)
                                                ---------          -------
          Other (Describe)
                                                ---------          -------

          Total Other Payments
                                                ---------          -------

CURRENT TOTAL OF ALL PAYMENTS:                  Weekly      or     Monthly

                                                                    $ 0
                                                ---------          -------


DATED:
      --------------------------                -------------------------------
                                                PRINCIPAL, OFFICER, DIRECTOR, OR
                                                INSIDER


              Intermet Corporation and Subsidiaries                                         Alexander City Casting Company, Inc.
                  Schedule of In-Force Insurance                                            Case Number: 04-67599


POLICY COVERAGE                                     CARRIER                 POLICY PERIOD
-----------------------------   ----------------------------  ----------------------------
Property                                             Lloyds              11/1/04-11/01/05
Boiler/Machine                                     Hartford              11/1/04-11/01/05
Cargo                                        Fireman's Fund              11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund              11/1/04-11/01/05

Aviation                                              USAIG              11/1/04-11/01/05

Fiduciary                                          St. Paul              11/1/04-11/01/05

Primary D&O                                        St. Paul              11/1/04-11/01/05
Excess D&O                                            Chubb              11/1/04-11/01/05
Side A                                         Platte River              11/1/04-11/01/05

Crime                                                  Gulf              11/1/04-12/1/04

General Liability                            Liberty Mutual              11/1/04-12/22/04
Umbrella                                     National Union              11/1/04-12/22/04

Work Comp                                    Liberty Mutual              11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual              11/1/04-12/22/04

Auto                                         Liberty Mutual              11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual              11/1/04-12/22/04


                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR

                       THE PERIOD ENDED: October 31, 2004
                                        ------------------

IN RE:
Intermet Corporation, et al
                                                CASE NUMBER: 04-67605

                                                Chapter 11
Cast-Matic Corporation                          Judge: Marci B. McIvor
---------------------------------------/
                          Debtor


As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X      Operating Statement                     (Form 2)
        ---

         X      Balance Sheet                           (Form 3)
        ---

         X      Summary of Operations                   (Form 4)
        ---

         X      Monthly Cash Statement                  (Form 5)
        ---

         X      Statement of Compensation               (Form 6)
        ---

         X      Schedule of In-Force Insurance          (Form 7)
        ---

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)       YES  X              NO
                                                 ---                ---

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

5. All United States Trustee Quarterly fees have been paid and are current.
                                            YES  X              NO
                                                ---                ---

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

                                /s/ Robert E. Belts
Dated:  December 3, 2004        ------------------------------------------------
       ------------------       Debtor In Possession

                                Chief Financial Officer      (248) 952-2500
                                -----------------------  -----------------------
                                Title                    Phone


                                                                          Form 1

     Intermet Corporation and Subsidiaries
     Operating Statement                                                         Case #04-67605
     For the Month Ended 10-31-04                                                  Cast-Matic
     (000's)                                                                          Corp
                                                                 ---------------------------------------------
                                                                    Current Month         Total Since Filing
                                                                 ---------------------   ---------------------
     Net Sales                                                                 $3,154                  $3,154

     Cost of Goods Sold
     Materials and Freight                                                      1,880                   1,880
     Wages - Hourly                                                               249                     249
     Wages-Salary                                                                 128                     128
     Employee Benefits and Pension                                                 84                      84
     Repairs & Maintenance                                                         75                      75
     Supplies                                                                     272                     272
     Utilities                                                                     89                      89
     Purchased Components/Services                                                141                     141
     Income(loss) from Pattern Sales                                                0                       0
     Fixed Asset - (gain/loss)                                                      0                       0
     MIS Expense                                                                   12                      12
     Travel & Entertainment                                                         1                       1
     Other Variable Costs                                                         151                     151
     Depreciation & Amortization                                                  163                     163
     Other Allocated Fixed Costs                                                    0                       0
     Other Fixed Costs                                                             88                      88
                                                                 ---------------------   ---------------------
     Cost of Goods Sold                                                         3,334                   3,334

     Gross Profit                                                                (180)                   (180)

     Plant SG&A Expense                                                             0                       0
     SG&A Expense - Allocation (Sched 1)                                           76                      76
     Other Operating Expenses                                                       0                       0
                                                                 ---------------------   ---------------------
     Total Operating Expenses                                                      76                      76

                                                                 ---------------------   ---------------------
     Operating Profit                                                            (256)                   (256)

     Outside Interest Income                                                        0                       0
     Outside Interest (Expense)                                                     0                       0
     Intercompany Interest Income                                                   0                       0
     Intercompany Interest (Expense)                                              (15)                    (15)
     Charges (From) Affiliates                                                      0                       0
     Charges To Affiliates                                                          0                       0
     Income From European Subsidiary                                                0                       0
     Other Income/(Expense)                                                        14                      14
                                                                 ---------------------   ---------------------
     Total Non-Operating Expenses                                                  (1)                     (1)

     Income Before Income Taxes                                                  (257)                   (257)

     Income Tax Expense                                                            25                      25
                                                                 ---------------------   ---------------------
     Net Income                                                                 ($282)                  ($282)
                                                                 =====================   =====================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (October)
(Allocation of Corporate Costs to Filing Entities)

                                                      October
                                                     ----------
Officer Compensation                                 $  196,042
Salary Expense other Employees                          802,961
Employee Benefits and Pension                           133,527
Payroll Taxes                                            43,948
Other Taxes                                            6,922.86
Rent and Lease Expense                                  180,971
Interest Expense
Insurance                                                69,363
Automobile and Truck Expense                              2,695
Utilities(Gas Electric,Phone)                            47,700
Depreciation                                             89,205
Travel and Entertainment                                 70,376
Repairs and Maintenance                                  53,523
Advertising/Promotion                                         0
Supplies, Office Expense                                 24,275

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                           131,192
Bank Fees                                                17,576
Public Reporting Fees                                    16,000
Employee Relocation/Training                              2,850
Data Processing                                          28,029
Dues and Subscriptions                                    7,328
Outside Services                                        311,339
Project Development Costs net of Billings                56,285
Director Fees                                          (144,667)
Miscellaneous                                          (158,119)
Professional Fees - Bankruptcy                        2,643,198
Cost Allocation - Out                                  (227,787)
                                                     ----------
                                                     $4,404,731
                                                     ==========

Allocation:

Wagner Castings                                      $  177,312
Northern Castings                                        46,825
Ironton Iron                                                  0
Lynchburg Foundry                                       179,333
Columbus Foundry                                        290,418
Wagner Havana                                                 0
Intermet U.S. Holdings                                  240,779
Cast-Matic Corp.                                         76,250
Diversified Diemakers                                   239,650
Ganton Technologies                                     155,833
Tool Products                                           127,416
Intermet Corporation                                  2,870,915
                                                     ----------
Total                                                $4,404,731
                                                     ==========

Intermet Corporation and Subsidiaries
Balance Sheet As Of 10-31-04
(000's)
                                                                 Case #04-67605
                                                                   Cast-Matic
                                                                      Corp
                                                                ---------------
Cash And Equivalents                                            $             0
Accounts Receivable                                                       5,168
Short-Term Intercompany Receivables                                           8
Inventories                                                               2,557
Other Current Assets                                                         15
                                                                ---------------
   TOTAL CURRENT ASSETS                                                   7,748

Land and Buildings                                                        2,889
Machinery & Equipment                                                    17,448
Construction In Progress                                                     40
                                                                ---------------
Total Fixed Assets                                                       20,377
Accumulated Depreciation                                                 (6,271)
                                                                ---------------
    NET FIXED ASSETS                                                     14,106

Investment In Subsidiaries                                                    0
Investment In European Operations                                             0
Long-Term Intercompany Receivables                                            0
Deferred Taxes, Long-Term Asset                                               0
Other Assets                                                                  0
                                                                ---------------

    TOTAL ASSETS                                                $        21,854
                                                                ===============


LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                $            65
Wages and Salaries  (See schedule)                                          102
Taxes Payable - (See schedule)                                               30
                                                                ---------------
  TOTAL POST PETITION LIABILITIES                                           197

SECURED LIABILITIES:
Secured Liabilities - Bank Debt                                               0

PRE-PETITION LIABILITIES:
TAXES AND OTHER PRIORITY LIABILITIES:
 Accrued Income Taxes                                                         0
 Accrued Tax - State                                                         25
 Accrued Property Taxes                                                     (67)
 Accrued Workers Comp.                                                        0
 Accrued Payroll                                                              0
 Accrued Payroll Taxes                                                        0
                                                                ---------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                  (42)

UNSECURED LIABILITIES
Accounts Payable                                                          3,452
IDR Bonds                                                                     0
                                                                ---------------
TOTAL UNSECURED LIABILITIES                                               3,452

OTHER LIABILITIES
Accrued Liabilities                                                         265
Total Intercompany Payables                                              17,136
Notes Payable, Short Term                                                     0
Capital Leases                                                                0
Retirement Benefits                                                           0
Deferred Taxes - Long-Term Liability                                          0
Other Long-Term Liabilities                                                   0
                                                                ---------------
 TOTAL LIABILITIES                                                       21,008

Common Stock                                                                  0
Capital In Excess Of Par Value                                            2,109
Retained Earnings - Pre-Petition                                           (982)
Retained Earnings - Post- Petition                                         (282)
Equity in European Operations                                                 0
Accumulated Translation Adjustment                                            0
Minimum Pension Liability Adjustment                                          0
Unearned Restricted Stock                                                     0
                                                                ---------------
TOTAL SHAREHOLDERS' EQUITY                                                  845
                                                                ---------------
TOTAL LIABILITIES AND EQUITY                                    $        21,854
                                                                ===============




PERIOD ENDED: 10-31-04                   CAST-MATIC CORP.                                  CASE #04-67605
                                                                                          --------------------------

                                         SCHEDULE OF POST-PETITION TAX LIABILITY

                                             Balance                                               Balance
                                              as of         Accrued /       Payments /              as of
                                            9/30/2004       Withheld         Deposits            10/31/2004
                                         ---------------------------------------------------------------------------
Income tax withheld: Federal                          $0         $40,792         ($40,792)                       $0
Income tax withheld: State                             0          11,942          (11,942)                        0
Income tax withheld: Local                             0              44              (44)                        0
FICA Withheld                                          0          25,569          (25,569)                        0
Employers FICA                                     1,282          29,601          (26,425)                    4,458
Unemployment Tax: Federal                             13             187             (173)                       27
Unemployment Tax: State                               77           1,431           (1,247)                      260
All Other Payroll W/H                                  0               0                0                         0

State Taxes: Inc./Sales/Use/Excise                     0               0                0                         0
Property Taxes                                         0          25,000                0                    25,000

Workers Compensation                                   0               0                0                         0
                                         ---------------------------------------------------------------------------

Total                                             $1,372        $134,566        ($106,193)                  $29,745

Wages and Salaries                                25,243         383,382         (306,149)                  102,476
                                         ---------------------------------------------------------------------------

Grand Total                                      $26,615        $517,947        ($412,341)                 $132,221
                                         ===========================================================================



                                              Aging of Accounts Receivable
                                           and Post Petition Accounts Payable

Age in Days (Post Petiition)                0-30 Days      30-60 Days      Over 60 Days
Accounts Payable                                 $65,042              $0               $0
Accounts Receivable                         (See attached schedule)

                           ACCOUNTS RECEIVABLE AGING
                                    10/31/04



                                                        (000'S)
                                                    PAST DUE BALANCES

                                     TOTAL         CURRENT          1-30           31-60         61-90       OVER 90
                                    ------         ------         ------         ------         ------       --------
DOMESTIC FERROUS:

  - Archer Creek                     7,100          6,700            400             --             --             --
  - Radford                            100             --             --             --             --            100
                                    ------         ------         ------         ------         ------         ------
 Lynchburg Foundry, Inc.             7,200          6,700            400             --             --            100

Columbus Foundry, LP.               25,800         22,700          2,400            400             --            300


  - Columbus Machining                 500            300            200             --             --             --
  - New River                       11,700          6,400          4,700            400            100            100
                                    ------         ------         ------         ------         ------         ------
Intermet U.S. Holding, Inc.         12,200          6,700          4,900            400            100            100


Wagner Castings Co.                  8,743          7,086            700            300            157            500

Wagner Havana, Inc.                     --             --             --             --             --             --


Northern Castings Corp.              1,542          1,042            400             --            100             --

 LIGHT METALS:
  - Jackson                          3,184          2,300            400            200            100            184
  - Minneapolis                      7,200          5,000          1,500            200            100            400
                                    ------         ------         ------         ------         ------         ------
Tool Products, Inc.                 10,384          7,300          1,900            400            200            584

Diversified Diemakers, Inc.         13,800          9,500          2,000            400            100          1,800


  - PULASKI                          3,700          2,400            400            600            200            100
  - RACINE PLANTS                    8,700          7,200            500            100            100            800
                                    ------         ------         ------         ------         ------         ------
Ganton Technologies, Inc.           12,400          9,600            900            700            300            900


Castmatic Corporation                5,000          4,600            400           --             --             --



INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 10/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                                       CASE # 04-67605
                                                                               CAST-MATIC CORP (STEVENSVILLE)
                                                             ---------------------------------------------------------------
                         ACCOUNT TYPE                        LOCKBOX 673038  DEPOSITORY      AP          PR         TOTAL
                          ACCOUNT #                           1851812063     361567604   176982979   2176983126
                             BANK                               Comerica      Bank One    Comerica    Comerica
BEGINNING BANK BALANCE                                                    -           -           -            -           -
RECEIPTS                                                          1,228,700           -           -            -   1,228,700
TRANSFERS IN (CORPORATE)                                                  -           -     349,477      271,896     621,373
DIP INFLOW                                                                -           -           -            -           -
DISBURSEMENTS                                                             -           -    (349,477)    (271,896)   (621,373)
TRANSFERS OUT (CORPORATE)                                        (1,228,700)          -           -            -  (1,228,700)
                                                             --------------  ----------  ----------  -----------  ----------
ENDING BANK BALANCE                                                       -           -           -            -           -

WIRES PAID FOR BY CORPORATE                                                               1,978,502    68,856.26   2,046,457
CHECKS ISSUED                                                                               454,723
                                                                                         ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                              2,433,225
                                                                                         ==========
CHECKS ISSUED                                                                               454,723
CHECK CLEARED                                                                              (349,477)
                                                                                         ----------
OUTSTANDING CHECKS (SEE OUTSTANDING CHECKLIST)                                              105,247
                                                                                         ==========

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
OCTOBER 2004

                                                                                                    TOTAL CASH
VENDOR #               VENDOR NAME                                WIRES                  CHECKS    DISBURSEMENTS
     999    Transgroup Worldwide                                                             627             627
     999    Roadway Express                                                                  425             425
    A007    ACCU DIE & MOLD INC.                                $   82,510              $      -   $      82,510
    A010    Alro Steel                                                                       361             361
    A015    Adams Remco, Inc                                                               1,510           1,510
    A018    Adams Machinery                                                               10,600          10,600
    A034    ALCAN ALUMINUM CORPORATION                           1,572,081                     -       1,572,081
    A036    Alcoa, Inc                                             127,859                   540         128,399
    A043    All Cities Occupational & Environmental                                          796             796
    A049    ALFE Heat Treating, Inc.                               163,390                     -         163,390
    A086    SBC Ameritech                                                                     43              43
    A090    Antibus Scales & Systems                                                         400             400
    A134    Assoicated Bag Company                                                           124             124
    A136    Automation Direct.com                                                            416             416
    B010    Stephen P. Barbus                                                                 80              80
    B027    Beacon Operations Center                                                      18,884          18,884
    B043    Best Way Dosposal, Inc                                                           171             171
    B054    Scott Bleeks                                                                     148             148
    B061    Bond Fluidaire                                                                 4,513           4,513
    B070    Brammall Supply Co                                                             2,684           2,684
    B071    Brown & Shape Mfg Co                                                           1,207           1,207
    C002    CPC, Inc                                                                       4,316           4,316
    C015    Capital Technologies                                                          12,879          12,879
    C041    Chemstation                                                                      983             983
    C076    Connection Service Co., Inc                                                      342             342
    C107    Custom Mold                                                                      510             510
    C163    Coverall of Western Michigan                                                   1,320           1,320
    D010    DME Company                                                                      623             623
    D053    DIMETEK                                                  7,977                     -           7,977
    D064    Doubleday Office Products                                                      5,659           5,659
    D066    W.H. Duffill, Inc                                                                316             316
    F001    F. D. Lake                                                                       436             436
    F010    FedEx                                                                             36              36
    F020    Flowtech Corporation                                                             182             182
    F021    Foseco Metallurgical, Inc                                                      1,268           1,268
    F031    Floyd Barnes                                                                     828             828
    G042    Griffin Tool, Inc                                                             11,260          11,260
    G045    GREAT LAKES ELECTRONICS SUPPLY                                                 1,321           1,321
    G100    General Oil Co                                                                 1,132           1,132
    G100    EIS                                                                               18              18
    H007    Hampton Inn I-94                                                                 596             596
    H028    Herschall Products                                                                47              47
    H092    Hi-Temp Products                                                               6,179           6,179

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
OCTOBER 2004

                                                                                                    TOTAL CASH
VENDOR #              VENDOR NAME                                    WIRES               CHECKS    DISBURSEMENTS
    I032    IGC Technologies                                                                 740             740
    I036    Industrial Solutions, Inc                                                      1,169           1,169
    I040    Innerspec Technologies                                                        47,500          47,500
    J010    J & L Industrial Supply                                                        6,349           6,349
    J011    Jerz Machine Tool                                                             17,140          17,140
    K035    Kendall Electric, Inc                                                          2,704           2,704
    K040    Keener Sand & Clay                                                             2,612           2,612
    K045    KMH Systems                                                                      424             424
    L008    Lakeshore Mold & Die LLC                                                       2,160           2,160
    M005    M & I Machine                                                                  6,010           6,010
    M015    Lindberg/MPH                                                                   4,822           4,822
    M026    McMaster-Carr Supply Company                                                     294             294
    M033    Martin Fluid Power                                                               105             105
    M090    Michigan Shipper Supply                                                          241             241
    M102    Mittler Supply, Inc                                                            1,218           1,218
    M118    Molten Metal Equipment                                                         3,082           3,082
    M125    Motion Industries, Inc                                                         2,027           2,027
    M135    METALLURG                                               19,881                     -          19,881
    O005    Ondraka Management Enterprises LLC                                               845             845
    O017    Omega Engineering, Inc.                                                          113             113
    O030    Online Labels.com                                                                116             116
    P010    P&R Shell                                                                        130             130
    P040    Pooch Welding Supply                                                             746             746
    P056    Pride Welding & Fabrication, LLC                                               2,076           2,076
    P105    Pyrotek                                                                       26,124          26,124
    Q017    Quantum Connections, LLC                                                          94              94
    R007    Radio Station                                                                    600             600
    R100    Kent Redbeck                                                                   1,320           1,320
    R128    Radde Agency                                                                      28              28
    S004    S & S industrial Supply, Inc                                                     196             196
    S016    Safety-Kleen                                                                   1,017           1,017
    S017    Safety Products Division                                                          76              76
    S023    Geo T Schmidt                                                                    440             440
    S032    Schott Saw Co                                                                  2,810           2,810
    S035    Scope Services, Inc                                                           61,249          61,249
    S124    Sunset Coast Paging                                                               23              23
    S160    Sun-Tech Corporation                                                             900             900
    U001    Unum Life Insurance Co of Amer                                                 4,489           4,489
    U017    USF Holland                                                                      394             394
    V070    Vektek                                                                         1,739           1,739
    V117    Nora Volta                                                                     3,840           3,840
    W005    Warren Precision Inspection LLC                                                3,300           3,300

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
OCTOBER 2004

                                                                                                    TOTAL CASH
VENDOR #              VENDOR NAME                                 WIRES                  CHECKS    DISBURSEMENTS
    W030    William A Kibbe & Assoc., Inc                                                  1,470           1,470
    W085    Wood Temporary Staffing                                                       64,068          64,068
    Y015    Yxlon International                                                           20,218          20,218
    Y020    Y.E.S.                                                                        33,257          33,257
    Z001    Petty Cash                                                                       336             336
    Z012    Z-Check Corporation                                                           14,400          14,400
    Z112    William Atkins                                                                   146             146
    Z117    Jeff Banks                                                                    15,790          15,790
    Z120    Marcy Klug                                                                       216             216
    Z123    Robert Birkhold                                                                  168             168
    Z124    Martin Smith                                                                      57              57
    Z127    Ervin Eberhart                                                                    40              40
    Z128    Brandon Reed                                                                     158             158
    Z132    Edmund Weiss                                                                      40              40
    Z146    Jody Jensen                                                                       11              11
    Z177    Ted Wallace                                                                       97              97
    Z179    Charles Rytlewski                                                                 73              73
    Z656    Bill Jackson                                                                      40              40
            Transman                                                 3,904                                 3,904
                                                                ----------              --------   -------------
            TOTAL PAYMENTS MADE                                 $1,977,601              $455,624   $   2,433,225

CAST-MATIC CORPORATION
CASE NO. 04-67605

STEVENSVILLE - OCTOBER BANK RECONCILIATION

Bank Balance                                                             -
Actual Outstanding Checks                                       105,246.57
                                                                ----------
Book Balance                                                    105,246.57

Difference

CAST-MATIC CORPORATION
CASE NO. 04-67605

STEVENSVILLE
OUTSTANDING CHECKS

CHECK     DATE      ISSUED AMOUNT
41479  10/11/2004          348.20
41481  10/11/2004          566.00
41490  10/12/2004          627.09
41494  10/13/2004       21,902.00
41500  10/14/2004          523.00
41523  10/18/2004       16,780.00
41533  10/20/2004          509.63
41552  10/20/2004          144.00
41554  10/20/2004          123.54
41555  10/20/2004          426.52
41556  10/20/2004          439.85
41560  10/22/2004          107.20
41561  10/22/2004          135.01
41562  10/22/2004           12.03
41567  10/22/2004          547.85
41569  10/22/2004          358.15
41577  10/25/2004          122.00
41578  10/29/2004          410.20
41583  10/26/2004        1,207.20
41584  10/26/2004          566.00
41585  10/26/2004        1,447.25
41586  10/26/2004           28.35
41589  10/26/2004          900.00
41590  10/27/2004          255.75
41591  10/27/2004          791.75
41592  10/27/2004          532.80
41593  10/27/2004           43.67
41595  10/27/2004        1,170.20
41596  10/27/2004          293.50
41597  10/28/2004          370.00
41598  10/28/2004           68.89
41599  10/28/2004        1,324.00
41600  10/28/2004          114.97
41601  10/29/2004          217.76
41602  10/29/2004          218.06
41603  10/29/2004          671.25
41604  10/29/2004        2,160.00
41605  10/29/2004        3,300.00
41606  10/29/2004          360.00
41607  10/29/2004        2,005.47
41609  10/29/2004        1,509.74
41610  10/29/2004          272.50
41611  10/29/2004           42.92
41612  10/29/2004        2,794.65
41613  10/29/2004          171.36
41614  10/29/2004        1,320.00
41615  10/29/2004          212.59
41616  10/29/2004           21.19
41617  10/29/2004           98.00
41618  10/29/2004          436.45
41619  10/29/2004          182.22
41620  10/29/2004           18.00
41621  10/29/2004           46.50
41622  10/29/2004          117.94

CAST-MATIC CORPORATION
CASE NO. 04-67605

STEVENSVILLE
OUTSTANDING CHECKS

CHECK    DATE              ISSUED AMOUNT
41623  10/29/2004                 162.99
41624  10/29/2004                  19.53
41625  10/29/2004                 424.00
41626  10/29/2004                 294.08
41627  10/29/2004                  60.26
41628  10/29/2004                 113.34
41629  10/29/2004                 115.95
41630  10/29/2004                  93.80
41631  10/29/2004                 600.00
41632  10/29/2004                  28.00
41633  10/29/2004                  90.89
41634  10/29/2004                  76.32
41635  10/29/2004              12,304.24
41636  10/29/2004               2,062.53
41637  10/29/2004                 264.00
41638  10/29/2004               1,000.00
41639  10/29/2004              17,986.68
41640  10/29/2004                  93.75
41641  10/29/2004                  10.50
41642  10/29/2004                  72.51
                           -------------
October outstanding checks    105,246.57
                           =============

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

                           Period Ending: October 31, 2004
                                          -------------------



     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)






        Cast-Matic Corporation
NAME:   Case Number: 04-67605                CAPACITY:
                                                        ------  Shareholder
Management and other insider compensation are
maintained at Internet Corporation. Please see          ------  Officer
Intermet Corporation (Case #04-67597)
for all insider compensation/payments.                  ------  Director

                                                        ------  Insider

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



CURRENT COMPENSATION PAID:                      Weekly      or     Monthly

                                                ---------          -------

CURRENT BENEFITS PAID:                          Weekly      or     Monthly

          Health Insurance
                                                ---------          -------
          Life Insurance
                                                ---------          -------
          Retirement
                                                ---------          -------
          Company Vehicle
                                                ---------          -------
          Entertainment
                                                ---------          -------
          Travel
                                                ---------          -------
          Other Benefits
                                                ---------          -------
          Total Benefits
                                                ---------          -------

CURRENT OTHER PAYMENTS PAID:                    Weekly      or     Monthly

          Rent Paid
                                                ---------          -------
          Loans
                                                ---------          -------
          Other (Describe)
                                                ---------          -------
          Other (Describe)
                                                ---------          -------
          Other (Describe)
                                                ---------          -------

          Total Other Payments
                                                ---------          -------

CURRENT TOTAL OF ALL PAYMENTS:                  Weekly      or     Monthly

                                                                    $ 0
                                                ---------          -------


DATED:
      --------------------------                -------------------------------
                                                PRINCIPAL, OFFICER, DIRECTOR, OR
                                                INSIDER


               Intermet Corporation and Subsidiaries                                       Cast-Matic Corporation
                  Schedule of In-Force Insurance                                           Case Number: 04-67605


POLICY COVERAGE                                     CARRIER                 POLICY PERIOD
-----------------------------   ----------------------------  ----------------------------
Property                                             Lloyds              11/1/04-11/01/05
Boiler/Machine                                     Hartford              11/1/04-11/01/05
Cargo                                        Fireman's Fund              11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund              11/1/04-11/01/05

Aviation                                              USAIG              11/1/04-11/01/05

Fiduciary                                          St. Paul              11/1/04-11/01/05

Primary D&O                                        St. Paul              11/1/04-11/01/05
Excess D&O                                            Chubb              11/1/04-11/01/05
Side A                                         Platte River              11/1/04-11/01/05

Crime                                                  Gulf              11/1/04-12/1/04

General Liability                            Liberty Mutual              11/1/04-12/22/04
Umbrella                                     National Union              11/1/04-12/22/04

Work Comp                                    Liberty Mutual              11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual              11/1/04-12/22/04

Auto                                         Liberty Mutual              11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual              11/1/04-12/22/04


                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR

                       THE PERIOD ENDED: October 31, 2004
                                        ------------------

IN RE:
Intermet Corporation, et al
                                                CASE NUMBER: 04-67609

                                                Chapter 11
Columbus Foundry, L.P.                          Judge: Marci B. McIvor
---------------------------------------/
                          Debtor


As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X      Operating Statement                     (Form 2)
        ---

         X      Balance Sheet                           (Form 3)
        ---

         X      Summary of Operations                   (Form 4)
        ---

         X      Monthly Cash Statement                  (Form 5)
        ---

         X      Statement of Compensation               (Form 6)
        ---

         X      Schedule of In-Force Insurance          (Form 7)
        ---

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)       YES  X              NO
                                                 ---                ---

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

5. All United States Trustee Quarterly fees have been paid and are current.
                                            YES  X              NO
                                                ---                ---

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

                                /s/ Robert E. Belts
Dated:  December 3, 2004        ------------------------------------------------
       ------------------       Debtor In Possession

                                Chief Financial Officer      (248) 952-2500
                                -----------------------  -----------------------
                                Title                    Phone


                                                                          Form 1

Intermet Corporation and Subsidiaries
Operating Statement
For the Month Ended 10-31-04
(000's)
                                                              Case #04-67609
                                                                 Columbus
                                                                 Foundry
                                                   ------------------------------------
                                                    Current Month    Total Since Filing
                                                   ---------------   ------------------
Net Sales                                          $        14,213    $        14,213

Cost of Goods Sold
Materials and Freight                                        5,209              5,209
Wages - Hourly                                               1,919              1,919
Wages-Salary                                                   464                464
Employee Benefits and Pension                                  799                799
Repairs & Maintenance                                          690                690
Supplies                                                       684                684
Utilities                                                      842                842
Purchased Components/Services                                1,401              1,401
Income(loss) from Pattern Sales                                 30                 30
Fixed Asset - (gain/loss)                                        0                  0
MIS Expense                                                     60                 60
Travel & Entertainment                                           6                  6
Other Variable Costs                                           481                481
Depreciation & Amortization                                    484                484
Other Allocated Fixed Costs                                      0                  0
Other Fixed Costs                                              186                186
                                                   ---------------    ---------------
Cost of Goods Sold                                          13,255             13,255

Gross Profit                                                   958                958

Plant SG&A Expense                                              47                 47
SG&A Expense - Allocation (Sched 1)                            290                290
Other Operating Expenses                                         0                  0
                                                   ---------------    ---------------
 Total Operating Expenses                                      337                337
                                                   ---------------    ---------------
 Operating Profit                                              621                621

Outside Interest Income                                          0                  0
Outside Interest (Expense)                                      (2)                (2)
Intercompany Interest Income                                     0                  0
Intercompany Interest (Expense)                               (114)              (114)
Charges (From) Affiliates                                        0                  0
Charges To Affiliates                                            0                  0
Income From European Subsidiary                                  0                  0
Other Income/(Expense)                                           0                  0
                                                   ---------------    ---------------
Total Non-Operating Expenses                                  (116)              (116)

Income Before Income Taxes                                     505                505

Income Tax Expense                                              44                 44
                                                   ---------------    ---------------
Net Income                                         $           461    $           461
                                                   ===============    ===============

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (October)
(Allocation of Corporate Costs to Filing Entities)

                                                      October
                                                     ----------
Officer Compensation                                 $  196,042
Salary Expense other Employees                          802,961
Employee Benefits and Pension                           133,527
Payroll Taxes                                            43,948
Other Taxes                                            6,922.86
Rent and Lease Expense                                  180,971
Interest Expense
Insurance                                                69,363
Automobile and Truck Expense                              2,695
Utilities(Gas Electric,Phone)                            47,700
Depreciation                                             89,205
Travel and Entertainment                                 70,376
Repairs and Maintenance                                  53,523
Advertising/Promotion                                         0
Supplies, Office Expense                                 24,275

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                           131,192
Bank Fees                                                17,576
Public Reporting Fees                                    16,000
Employee Relocation/Training                              2,850
Data Processing                                          28,029
Dues and Subscriptions                                    7,328
Outside Services                                        311,339
Project Development Costs net of Billings                56,285
Director Fees                                          (144,667)
Miscellaneous                                          (158,119)
Professional Fees - Bankruptcy                        2,643,198
Cost Allocation - Out                                  (227,787)
                                                     ----------
                                                     $4,404,731
                                                     ==========

Allocation:

Wagner Castings                                      $  177,312
Northern Castings                                        46,825
Ironton Iron                                                  0
Lynchburg Foundry                                       179,333
Columbus Foundry                                        290,418
Wagner Havana                                                 0
Intermet U.S. Holdings                                  240,779
Cast-Matic Corp.                                         76,250
Diversified Diemakers                                   239,650
Ganton Technologies                                     155,833
Tool Products                                           127,416
Intermet Corporation                                  2,870,915
                                                     ----------
Total                                                $4,404,731
                                                     ==========

     Intermet Corporation and Subsidiaries
     Balance Sheet As Of 10-31-04
     (000's)
                                                                        Case #04-67609
                                                                           Columbus
                                                                            Foundry
                                                                      --------------------
     Cash And Equivalents                                                              $1
     Accounts Receivable                                                           25,384
     Short-Term Intercompany Receivables                                                8
     Inventories                                                                    5,309
     Other Current Assets                                                             (15)
                                                                      --------------------
        TOTAL CURRENT ASSETS                                                       30,687

     Land and Buildings                                                            12,718
     Machinery & Equipment                                                         81,050
     Construction In Progress                                                         205
                                                                      --------------------
     Total Fixed Assets                                                            93,973
     Accumulated Depreciation                                                     (61,542)
                                                                      --------------------
         NET FIXED ASSETS                                                          32,431

     Investment In Subsidiaries                                                         0
     Investment In European Operations                                                  0
     Long-Term Intercompany Receivables                                            56,468
     Deferred Taxes, Long-Term Asset                                                    0
     Other Assets                                                                   1,025
                                                                      --------------------

         TOTAL ASSETS                                                            $120,612
                                                                      ====================

     LIABILITIES AND SHAREHOLDER EQUITY

     POST PETITION LIABILITIES
     Accounts Payable                                                              $1,674
     Wages and Salaries  (See schedule)                                               132
     Taxes Payable - (See schedule)                                                   404
                                                                      --------------------
       TOTAL POST PETITION LIABILITIES                                              2,209

     SECURED LIABILITIES:
     Secured Liabilities - Bank Debt                                                    0

     PRE-PETITION LIABILITIES:
     TAXES AND OTHER PRIORITY LIABILITIES:
      Accrued Income Taxes                                                              0
      Accrued Tax - State                                                               0
      Accrued Property Taxes                                                          194
      Accrued Workers Comp.                                                           378
      Accrued Payroll                                                                 (58)
      Accrued Payroll Taxes                                                             0
                                                                      --------------------
     TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                       515

     UNSECURED LIABILITIES
     Accounts Payable                                                              11,590
     IDR Bonds                                                                     35,000
                                                                      --------------------
     TOTAL UNSECURED LIABILITIES                                                   46,590

     OTHER LIABILITIES
     Accrued Liabilities                                                            2,576
     Total Intercompany Payables                                                    3,409
     Notes Payable, Short Term                                                          0
     Capital Leases                                                                     0
     Retirement Benefits                                                           (1,343)
     Deferred Taxes - Long-Term Liability                                               0
     Other Long-Term Liabilities                                                        0
                                                                      --------------------
      TOTAL LIABILITIES                                                            53,956

     Common Stock                                                                       0
     Capital In Excess Of Par Value                                                     0
     Retained Earnings - Pre-Petition                                              66,195
     Retained Earnings - Post-Petition                                                461
     Equity in European Operations                                                      0
     Accumulated Translation Adjustment                                                 0
     Minimum Pension Liability Adjustment                                               0
     Unearned Restricted Stock                                                          0
                                                                      --------------------
     TOTAL SHAREHOLDERS' EQUITY                                                    66,656
                                                                      --------------------
     TOTAL LIABILITIES AND EQUITY                                                $120,612
                                                                      ====================




PERIOD ENDED: 10-31-04                   COLUMBUS FOUNDRY                                             CASE #04-67609
                                                                                                     -----------------------

                                         SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                                       Balance
                                               as of             Accrued /           Payments /              as of
                                             9/30/2004           Withheld             Deposits             10/31/2004
                                         -----------------------------------------------------------------------------------
Income tax withheld: Federal                      ($37,108)            ($274,689)           $238,471               ($73,327)
Income tax withheld: State                         (14,983)             (118,887)            102,955                (30,915)
Income tax withheld: Local                               0                     0                   0                      0
FICA Withheld                                      (26,997)             (201,166)            172,546                (55,617)
Employers FICA                                     (31,601)             (164,000)            171,243                (24,358)
Unemployment Tax: Federal                              (29)               (1,629)                 29                 (1,629)
Unemployment Tax: State                               (105)               (1,801)                105                 (1,801)
All Other Payroll W/H                               (3,028)             (217,484)            117,474               (103,037)

State Taxes: Inc./Sales/Use/Excise                 (10,679)              (63,809)              1,882                (72,606)
Property Taxes                                      (1,424)              (40,000)                710                (40,715)

Workers Compensation                                     0                     0                   0                      0
                                         -----------------------------------------------------------------------------------

Total                                            ($125,955)          ($1,083,464)           $805,415              ($404,004)

Wages and Salaries                                 (10,333)           (2,484,856)          2,363,589               (131,600)
                                         -----------------------------------------------------------------------------------

Grand Total                                      ($136,288)          ($3,568,320)         $3,169,004              ($535,604)
                                         ===================================================================================



                                              Aging of Accounts Receivable
                                           and Post Petition Accounts Payable

Age in Days (Post Petiition)                 0-30 Days          30-60 Days          Over 60 Days
Accounts Payable                                $1,673,519                    $0                  $0
Accounts Receivable                             (See attached schedule)

                           ACCOUNTS RECEIVABLE AGING
                                    10/31/04



                                                        (000'S)
                                                    PAST DUE BALANCES

                                     TOTAL         CURRENT          1-30           31-60         61-90       OVER 90
                                    ------         ------         ------         ------         ------       --------
DOMESTIC FERROUS:

  - Archer Creek                     7,100          6,700            400             --             --             --
  - Radford                            100             --             --             --             --            100
                                    ------         ------         ------         ------         ------         ------
 Lynchburg Foundry, Inc.             7,200          6,700            400             --             --            100

Columbus Foundry, LP.               25,800         22,700          2,400            400             --            300


  - Columbus Machining                 500            300            200             --             --             --
  - New River                       11,700          6,400          4,700            400            100            100
                                    ------         ------         ------         ------         ------         ------
Intermet U.S. Holding, Inc.         12,200          6,700          4,900            400            100            100


Wagner Castings Co.                  8,743          7,086            700            300            157            500

Wagner Havana, Inc.                     --             --             --             --             --             --


Northern Castings Corp.              1,542          1,042            400             --            100             --

 LIGHT METALS:
  - Jackson                          3,184          2,300            400            200            100            184
  - Minneapolis                      7,200          5,000          1,500            200            100            400
                                    ------         ------         ------         ------         ------         ------
Tool Products, Inc.                 10,384          7,300          1,900            400            200            584

Diversified Diemakers, Inc.         13,800          9,500          2,000            400            100          1,800


  - PULASKI                          3,700          2,400            400            600            200            100
  - RACINE PLANTS                    8,700          7,200            500            100            100            800
                                    ------         ------         ------         ------         ------         ------
Ganton Technologies, Inc.           12,400          9,600            900            700            300            900


Castmatic Corporation                5,000          4,600            400           --             --             --



INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 10/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                        CASE # 04-67609
                                                                        COLUMBUS FOUNDRY
                            ----------------------------------------------------------------------------------------------------
        ACCOUNT TYPE          LOCKBOX 77691      DEPOSIT         AP        PR (HOURLY)  PR (SALARY)      BENEFIT         TOTAL
         ACCOUNT #          269833 - Inactive  5401086425    2770716492    2770716484   2770716658   Closed -502006
            BANK                Bank One       Stan. Fed.   Stan. Fed.    Stan. Fed.    Stan. Fed.      Stan. Fed.
BEGINNING BANK BALANCE                      -           -             -             -            -                 -           -
RECEIPTS                                    -   7,115,156             -         2,092            -                 -   7,117,248
TRANSFERS IN (CORPORATE)                    -           -       773,079     1,751,215      428,085             5,531   2,957,911
DIP INFLOW                                  -           -             -             -            -                 -           -
DISBURSEMENTS                               -           -      (773,079)   (1,753,308)    (428,085)           (5,531) (2,960,003)
TRANSFERS OUT (CORPORATE)                   -  (7,115,156)            -             -            -                 -  (7,115,156)
                            ----------------- -----------  ------------  ------------  -----------  ----------------  ----------
ENDING BANK BALANCE                         -           -             -             -            -                 -           -

WIRES PAID FOR BY CORPORATE                                   6,299,368                                                6,307,435
CHECKS ISSUED                                                 1,474,090
                                                           ------------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS
 RECONCILIATION)                                              7,773,458
                                                           ============
CHECKS ISSUED - POST PETITION                                 1,474,090
CHECK CLEARED                                                  (747,075) (AN ADDITIONAL $26,004 OF PRE-PETITION CHECKS CLEARED)
                                                           ------------
OUTSTANDING CHECKS (SEE OUTSTANDING CHECKLIST)                  727,014
                                                           ============

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
 CASH DISBURSEMENTS
OCTOBER 2004

                                                             TOTAL      GRAND TOTAL
           VENDOR NAME                     TOTAL CHECKS    OCT WIRES     OCT DISB
ADMETCO, INC.                              $          -   $    87,181   $    87,181
ADULT PROBATION OFFICE                            4,142                       4,142
AETNA US HEALTHCARE                              18,016                      18,016
ALABAMA CHILD SUPPORT PAYMENT                    26,447                      26,447
ALLEGRA PRINT & IMAGING                           1,553                       1,553
ALLEN RICHIE                                        446                         446
ALLEN, JOHN F.                                      286                         286
ALLIED MINERAL PRODUCTS INC                                    59,904        59,904
AMERICAN COLLOID COMPANY                         21,707                      21,707
AMERICAN EYE CARE                                 2,035                       2,035
AMERICAN FAMILY LIFE                                429                         429
AMERICAN TESTING LABORATORY                         405                         405
AQUATROL(DIV. OF MOMAR)                           1,600                       1,600
ATMOS ENERGY                                        253                         253
AUTOMATED BUSINESS MACHINES                         246                         246
BARBIER, MARK                                     1,286                       1,286
BARLOWORLD HANDLING LP                            1,490                       1,490
BEARDSLEY & PIPER, LLC                              281                         281
BELL SOUTH                                        3,368                       3,368
BELLWEATHER, INC                                  6,347                       6,347
B-H TRANSFER CO                                   8,106                       8,106
BLAKE & PENDLETON INC.                            5,248                       5,248
BORDEN CHEMICAL INC.                                           24,008        24,008
BROADSPIRE SERVICES INC                          69,968                      69,968
BUCK ICE & COAL                                   1,302                       1,302
CAIL TOOL & MACHINERY, INC.                      13,268                      13,268
CAMERON & BARKLEY CO.                               698                         698
CARLA DEVITA REED                                   600                         600
CARRIER VIBRATING EQUIPMENT, I                   28,938                      28,938
CECO ASSOCIATES                                   3,348                       3,348
CHAMPION CHISEL WORKS, INC.                       6,595                       6,595
CHAPTER 13 TRUSTEE                               24,309                      24,309
CHATTAHOOCHEE RIVER CLUB                            183                         183
CHILD SUPPORT ENFORCEMENT                           925                         925
CHILD SUPPORT ENFORCEMENT, FSR                    1,606                       1,606
CINTAS CORP.                                      7,140                       7,140
CLARK, ART                                           54                          54
CLEARINGHOUSE                                       333                         333
CLERK OF MUNICIPAL COURT                          3,947                       3,947
CLERK OF THE CIRCUIT COURT                        1,101                       1,101
CLIFTON STEEL COMPANY                             2,906                       2,906
COBB WIRE ROPE & SLING  CO.                         279                         279
COLUMBUS FIRE & SAFETY EQUIP                        102                         102
COLUMBUS LEDGER                                     102                         102
CROCHET, MARVIN                                   4,308                       4,308
CURTIS REDDING                                    2,280                       2,280
DAN KLEIBER                                         357                         357
DANEE INC                                         9,821                       9,821
DANIELS, RICHARD                                    420                         420
DAUBER COMPANY, INC.                             27,216                      27,216
DAVID J JOSEPH COMPANY                                      3,644,310     3,644,310
DEFENDER SERVICES INC                             9,237                       9,237
DISAMATIC                                        59,451                      59,451
EAGLITE CHEMICALS                                 8,703                       8,703
EARTHLINK INC                                        24                          24
ECMC                                                 37                          37
EDDIE WILLIAMS                                    8,144                       8,144
EDWARD E. RIFFLE                                  1,591                       1,591
ELKEM METALS, INC.                                            137,372       137,372
F & B AUTO ELECTRIC SERVICE                       1,294                       1,294
FAMILY SUPPORT REGISTRY FSR                      82,229                      82,229
FLETCHER OIL INC.                                   835                         835
FORTNEY, LEE                                        744                         744
FUJI MEDICAL SYSTEMS#06004980                     8,949                       8,949

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
 CASH DISBURSEMENTS
OCTOBER 2004

                                                             TOTAL      GRAND TOTAL
           VENDOR NAME                     TOTAL CHECKS    OCT WIRES     OCT DISB
G E CAPITAL 008                                   7,553                       7,553
GA AUTOMATION CO. INC.                              342                         342
GA SELF INSURERS GUARANTY                         3,110                       3,110
GENERAL KINEMATICS                                3,431                       3,431
GEORGIA POWER                                       187                         187
GEORGIA POWER CO                                    388                         388
GLENN PETRIK                                      1,581                       1,581
GLOBE METALLURGICAL INC                                       346,677       346,677
GLOBAL DOSIMRY SOLUTIONS INC                        217                         217
GRAYLINK                                            636                         636
GWINNETT MAGISTRATE COURT                           879                         879
HAMILTON STATION APTS                             2,610                       2,610
HAMPTON INN                                       1,012                       1,012
HARMON, DOUG                                        474                         474
HARTLEY CONTROLS CORP.                              598                         598
HAUTT, PETE                                         223                         223
HERAEUS ELECTRO-NITE CO.                         17,952                      17,952
HINTON, BOB                                         511                         511
HIRSCH, PARTIN, GROGAN &                            140                         140
HUGHES SUPPLY, INC.                               7,893                       7,893
IKON OFFICE SOLUTIONS                               480                         480
INDUCTOTHERM                                                    1,232         1,232
INDUSTRIAL ENVIRONMENT HEALTH                       524                         524
INNOVATECH PRODUCTS                               1,302                       1,302
INSTITUTE OF INTERNAL AUDITORS                      115                         115
INTERNAL REVENUE SERVICE                          2,956                       2,956
INTERNATIONAL TREASURER-USAW                     23,632                      23,632
INTERSTATE ELECTRICAL SUPPLY                     17,916                      17,916
IRON AGE CORP                                     2,387                       2,387
JASON ASH                                           208                         208
JOHN H. GERMERAAD, TRUSTEE                          475                         475
JOHNSTONE SUPPLY                                    842                         842
KENNETH T. LARSON                                   316                         316
KENT RUDBECK                                      7,524                       7,524
LABCORP OF AMERICA HOLDINGS                         834                         834
LAKE, STEVE                                         121                         121
LAND TRANSPORTATION                                           238,396       238,396
LARPEN METALLURGIAL SERVICE                                   283,330       283,330
LAURA JEAN HURT                                     304                         304
LINA                                                608                         608
LINDE GAS LLC                                     3,067                       3,067
LP GAS INDUSTRIAL EQUIPMENT CO                    2,289                       2,289
MAGISTRATE COURT OF                                 750                         750
MANPOWER                                            576                         576
MARSHALL MILLER                                     151                         151
MARTIN BROTHERS CONTAINERS                       21,826                      21,826
MAYS, DANNY J.                                       47                          47
MEANS INDUSTRIES                                  8,607                       8,607
METOKOTE CORPORATION                            207,000                     207,000
MICHAEL SMITH                                       783                         783
MIKE GRAY                                           523                         523
MILLER AND COMPANY LLC                                        123,992       123,992
MODERN EQUIPMENT CO                               2,081                       2,081
MOTION INDUSTRIES, INC.                             740                         740
MT SYSTEMS, INC                                   1,231                       1,231
MUSCOGEE COUNTY TAX COMM                        180,783                     180,783
NC CHILD SUPPORT CENTRALIZED                        271                         271
NCR-EROCOVERY                                       899                         899
NEVADA STATE TREASURER                                8                           8
NOBLE COUNTY CLERK                                1,560                       1,560
NORFOLK SOUTHERN CORPORATION                                   82,486        82,486
NORTH COLUMBUS PHARMACY                              67                          67
OCCUPATIONAL MEDICINE OF                          4,280                       4,280
OFFICE DEPOT CREDIT PLAN                          2,500                       2,500

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
 CASH DISBURSEMENTS
OCTOBER 2004

                                                             TOTAL      GRAND TOTAL
           VENDOR NAME                     TOTAL CHECKS    OCT WIRES     OCT DISB
OFFICE OF THE ATTORNEY GENERAL                      504                         504
OMNI SOURCE                                                    52,800        52,800
PA SCDU                                             271                         271
PARMER WATER COMPANY                                103                         103
PENSION BENEFIT QUARANTY CORP.                   29,094                      29,094
PERFECT PATTERNS INC.                           158,805                     158,805
PIEDMONT NATIONAL CORPORATION                        61                          61
PINE HOLLOW, INC.                                 9,720                       9,720
PINSON VALLEY HEAT TREAT                            908                         908
PORTER WARNER INDUSTRIES                                       20,215        20,215
PREFERRED SOURCING                               11,117                      11,117
PRIMETRADE, INC.                                              801,801       801,801
PROVIDENT LIFE & ACCIDENT INS.                    6,928                       6,928
REAVES WRECKING                                   1,500                       1,500
REFRACTORY SALES & SERVICE CO.                    3,660                       3,660
REYNOLDS SUPPLY CO.                               2,080                       2,080
RODGERS METAL CRAFT, INC.                        19,939                      19,939
RUSS THUROW                                       5,620                       5,620
SAFETY SOUTH                                      7,337                       7,337
SAM'S WELDING                                       741                         741
SANTA CLARA COUNTY                                1,190                       1,190
SCALE SYSTEMS INC                                   767                         767
SCORE, INC                                       10,300                      10,300
SCOTT MILLER                                      1,383                       1,383
SHEMWELL, DAVID                                      52                          52
SHEPERD NILES                                     1,299                       1,299
SHERRIE FAYE BARBIER                                650                         650
SHOES 'N COMPANY                                  1,206                       1,206
SILICA TRANSPORT                                               46,141        46,141
SIMPSON TECHNOLOGIES                                901                         901
SMITH, MIKE                                         647                         647
SOL TIC/ MERVIS                                                32,341        32,341
SOUTHERN STATES TOYOTALIFT                       21,919                      21,919
SOUTHLAND INDUSTRIAL SUPPLY, I                        5                           5
SPAR SPECIALTY REFRACTORIES                      18,486                      18,486
SPRINT PCS                                        3,336                       3,336
STAFFING SOLUTIONS, COLUMBUS                      2,638                       2,638
STATE COLLECTION & DISBURSMENT                      500                         500
STATE COURT OF GEORGIA                              754                         754
STATE DISBURSEMENT UNIT                           2,266                       2,266
STATE OF FLORIDA DISBURSMENT                        558                         558
STERICYCLE, INC.                                     76                          76
SUPREME CORES OF THE CAROLINAS                                 22,644        22,644
STROMQUIST & CO., INC.                               87                          87
SUNSOURCE/ACTIVATION                              2,856                       2,856
THE CROWN GROUP                                   2,000                       2,000
TRANS-MAN LOGISTICS, INC.                                                         -
TRIPLE M MANUFACTURING, INC.                      9,121                       9,121
TRONIX INC                                          453                         453
UMETCO, INC                                                   143,990       143,990
UNIMIN CORPORATION                                             56,757        56,757
U.S. DEPT OF EDUCATION                              606                         606
UNITED STATES POSTAL SERVICE                      1,000                       1,000
UNITED WAY CHATTAHOOCHEE CTY                      2,026                       2,026
VESUVIUS U.S.A.                                                12,764        12,764
VICTORIA BODLEY                                     400                         400
VOLVO RENTS                                       3,226                       3,226
VULCAN ELECTRO COATING                           17,439                      17,439
W W GRAINGER, INC.                                1,661                       1,661
WARD, KATHY                                         148                         148
WARR GRADING CONTRACTOR                          16,848                      16,848
WHEELABRATOR ABRASIVES, INC.                                   55,020        55,020
WHEELABRATOR INTERNATIONAL                        5,326                       5,326
WILLIAM A.KIBBE & ASSOCIATES                      4,890                       4,890

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
 CASH DISBURSEMENTS
OCTOBER 2004

                                                             TOTAL      GRAND TOTAL
           VENDOR NAME                     TOTAL CHECKS    OCT WIRES     OCT DISB
YELLOW CAB OF COLUMBUS INC.                           7                           7
GEORGIA SALES TAX (EFT)                          56,473                      56,473
RECONCILING ITEMS                                   860                         860
                                           ------------   -----------   -----------
                                           $  1,500,094   $ 6,273,360   $ 7,773,458

COLUMBUS FOUNDRY
CASE 04-67609

COLUMBUS FOUNDRY
CASE NO. 04-67609
AT 10/31/04

COLUMBUS FOUNDRY - OCTOBER BANK RECONCILIATION

Bank Balance                                                   $      0

Actual Outstanding Checks                                       727,014

Ck#15648 not posted until Nov.                                     (856)
                                                               --------

Book Balance                                                    726,159
                                                               --------

Columbus Foundry
Case # 04-67609

OUTSTANDING CHECK LIST

CHECK                 DATE               OUTSTANDING
15437               10/6/2004                387.50
15444               10/6/2004                121.28
15463               10/8/2004                339.58
15506              10/13/2004              2,081.00
15507              10/13/2004                322.30
15522              10/15/2004                308.38
15537              10/18/2004                221.12
15549              10/19/2004             25,000.00
15564              10/20/2004              3,678.00
15566              10/20/2004              2,289.20
15567              10/20/2004              8,607.00
15578              10/20/2004              2,201.58
15580              10/20/2004             12,708.31
15586              10/20/2004                450.00
15587              10/20/2004                332.52
15588              10/20/2004              2,188.34
15591              10/20/2004                 16.85
15596              10/20/2004              1,083.00
15597              10/20/2004                750.41
15599              10/20/2004                270.84
15602              10/20/2004                595.00
15604              10/20/2004                533.13
15606              10/20/2004                557.84
15608              10/20/2004                200.00
15609              10/20/2004             41,014.03
15616              10/21/2004                336.26
15618              10/21/2004              3,660.00
15620              10/21/2004              1,860.00
15623              10/21/2004                201.06
15631              10/22/2004              7,260.00
15635              10/22/2004                 67.24
15637              10/22/2004              9,821.49
15638              10/22/2004                208.02
15639              10/22/2004              3,335.54
15640              10/22/2004             27,216.00
15647              10/25/2004                608.21
15648              10/25/2004                855.61
15649              10/25/2004              7,336.99
15650              10/25/2004              3,800.00
15651              10/25/2004              7,536.74
15652              10/25/2004              9,216.00
15653              10/25/2004                930.00
15654              10/25/2004              1,758.83
15655              10/25/2004             69,000.00
15661              10/26/2004              2,762.89
15662              10/26/2004              4,020.46
15663              10/26/2004             17,170.00
15664              10/26/2004                690.88
15665              10/26/2004                576.00
15666              10/26/2004                 61.28
15667              10/26/2004              3,915.00
15668              10/26/2004              5,699.25
15669              10/26/2004                500.00
15672              10/26/2004              6,861.09
15673              10/26/2004              6,786.00
15674              10/26/2004                297.11
15675              10/26/2004              2,255.92
15676              10/26/2004              2,610.00
15678              10/26/2004                150.69
15679              10/26/2004                783.00
15680              10/26/2004                646.80
15686              10/27/2004              5,307.20
15687              10/27/2004             13,920.00
15688              10/27/2004                 80.80
15689              10/27/2004              1,443.00
15690              10/27/2004              1,293.63
15691              10/27/2004                108.54
15692              10/27/2004                445.63

Columbus Foundry
Case # 04-67609

OUTSTANDING CHECK LIST

CHECK                    DATE                OUTSTANDING
   15693              10/27/2004               3,760.89
   15695              10/27/2004               7,761.33
   15696              10/27/2004                 452.95
   15697              10/27/2004                 475.00
   15698              10/27/2004               1,250.00
   15699              10/27/2004                 254.85
   15706              10/28/2004                 281.22
   15707              10/28/2004              21,274.09
   15708              10/28/2004               1,302.00
   15709              10/28/2004               1,088.85
   15710              10/28/2004              21,826.39
   15711              10/28/2004                 310.70
   15712              10/28/2004               1,231.28
   15713              10/28/2004                 403.14
   15714              10/28/2004                 740.80
   15715              10/28/2004                 168.48
   15716              10/28/2004               8,867.74
   15717              10/28/2004                  86.59
   15718              10/28/2004               2,736.22
   15719              10/28/2004               1,607.14
   15720              10/28/2004               2,115.00
   15721              10/28/2004                 214.39
   15722              10/28/2004                 523.26
   15724              10/28/2004               1,140.00
   15725              10/28/2004                  36.77
   15726              10/28/2004                 320.00
   15727              10/28/2004               1,233.00
   15728              10/28/2004               2,185.62
   15729              10/28/2004                 304.00
   15730              10/28/2004                 271.00
   15731              10/28/2004                   8.00
   15732              10/28/2004                 595.00
   15733              10/28/2004                 575.00
   15734              10/28/2004                 500.00
   15736              10/28/2004                 288.06
   15742              10/29/2004               1,553.11
   15743              10/29/2004              21,706.68
   15744              10/29/2004                 405.00
   15745              10/29/2004               1,600.00
   15746              10/29/2004                 246.10
   15747              10/29/2004               5,247.67
   15748              10/29/2004               2,764.00
   15749              10/29/2004                 698.20
   15750              10/29/2004               3,348.00
   15751              10/29/2004               6,595.10
   15752              10/29/2004               2,906.00
   15753              10/29/2004                 278.57
   15754              10/29/2004                 102.08
   15755              10/29/2004              10,807.00
   15757              10/29/2004                 835.08
   15758              10/29/2004               7,553.13
   15759              10/29/2004                 341.68
   15760              10/29/2004               3,430.52
   15761              10/29/2004                 108.54
   15762              10/29/2004                 101.52
   15763              10/29/2004               2,499.60
   15765              10/29/2004               7,305.00
   15766              10/29/2004                 593.24
   15767              10/29/2004              19,938.52
   15768              10/29/2004                 766.95
   15770              10/29/2004                   5.35
   15771              10/29/2004                 119.55
   15772              10/29/2004                 445.50
   15773              10/29/2004               1,075.35
   15774              10/29/2004               2,619.35
   15775              10/29/2004                  53.95
   15776              10/29/2004               5,326.03
   15777              10/29/2004                 102.00
   15778              10/29/2004                 808.13
   15779              10/29/2004               8,105.50
   59550               10/1/2004             180,782.99
                                             ----------
October outstanding checks                   727,014.12
                                             ==========

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

                           Period Ending: October 31, 2004
                                          -------------------



     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)






        Columbus Foundry, L.P.
NAME:   Case Number: 04-67609                CAPACITY:
                                                        ------  Shareholder
Management and other insider compensation are
maintained at Internet Corporation. Please see          ------  Officer
Intermet Corporation (Case #04-67597)
for all insider compensation/payments.                  ------  Director

                                                        ------  Insider

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



CURRENT COMPENSATION PAID:                      Weekly      or     Monthly

                                                ---------          -------

CURRENT BENEFITS PAID:                          Weekly      or     Monthly

          Health Insurance
                                                ---------          -------
          Life Insurance
                                                ---------          -------
          Retirement
                                                ---------          -------
          Company Vehicle
                                                ---------          -------
          Entertainment
                                                ---------          -------
          Travel
                                                ---------          -------
          Other Benefits
                                                ---------          -------
          Total Benefits
                                                ---------          -------

CURRENT OTHER PAYMENTS PAID:                    Weekly      or     Monthly

          Rent Paid
                                                ---------          -------
          Loans
                                                ---------          -------
          Other (Describe)
                                                ---------          -------
          Other (Describe)
                                                ---------          -------
          Other (Describe)
                                                ---------          -------

          Total Other Payments
                                                ---------          -------

CURRENT TOTAL OF ALL PAYMENTS:                  Weekly      or     Monthly

                                                                    $ 0
                                                ---------          -------


DATED:
      --------------------------                -------------------------------
                                                PRINCIPAL, OFFICER, DIRECTOR, OR
                                                INSIDER

           Intermet Corporation and Subsidiaries                                          Columbus Foundry, L.P.
              Schedule of In-Force Insurance                                              Case Number: 04-67609


POLICY COVERAGE                                     CARRIER                 POLICY PERIOD
-----------------------------   ----------------------------  ----------------------------
Property                                             Lloyds               11/1/04-11/01/05
Boiler/Machine                                     Hartford               11/1/04-11/01/05
Cargo                                        Fireman's Fund               11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund               11/1/04-11/01/05

Aviation                                              USAIG               11/1/04-11/01/05

Fiduciary                                          St. Paul               11/1/04-11/01/05

Primary D&O                                        St. Paul               11/1/04-11/01/05
Excess D&O                                            Chubb               11/1/04-11/01/05
Side A                                         Platte River               11/1/04-11/01/05

Crime                                                  Gulf               11/1/04-12/1/04

General Liability                            Liberty Mutual               11/1/04-12/22/04
Umbrella                                     National Union               11/1/04-12/22/04

Work Comp                                    Liberty Mutual               11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual               11/1/04-12/22/04

Auto                                         Liberty Mutual               11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual               11/1/04-12/22/04


                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR

                       THE PERIOD ENDED: October 31, 2004
                                        ------------------

IN RE:
Intermet Corporation, et al
                                                CASE NUMBER: 04-67612

                                                Chapter 11
Diversified Diemakers, Inc.                     Judge: Marci B. McIvor
---------------------------------------/
                          Debtor


As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X      Operating Statement                     (Form 2)
        ---

         X      Balance Sheet                           (Form 3)
        ---

         X      Summary of Operations                   (Form 4)
        ---

         X      Monthly Cash Statement                  (Form 5)
        ---

         X      Statement of Compensation               (Form 6)
        ---

         X      Schedule of In-Force Insurance          (Form 7)
        ---

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)       YES  X              NO
                                                 ---                ---

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

5. All United States Trustee Quarterly fees have been paid and are current.
                                            YES  X              NO
                                                ---                ---

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

                                /s/ Robert E. Belts
Dated:  December 3, 2004        ------------------------------------------------
       ------------------       Debtor In Possession

                                Chief Financial Officer      (248) 952-2500
                                -----------------------  -----------------------
                                Title                    Phone


                                                                          Form 1

     Intermet Corporation and Subsidiaries
     Operating Statement                                                         Case #04-67612
     For the Month Ended 10-31-04                                                 Diversified
     (000's)                                                                       Diemakers
                                                                 ---------------------------------------------
                                                                    Current Month         Total Since Filing
                                                                 ---------------------   ---------------------
     Net Sales                                                                 $7,427                  $7,427

     Cost of Goods Sold
     Materials and Freight                                                      2,683                   2,683
     Wages - Hourly                                                             1,374                   1,374
     Wages-Salary                                                                 156                     156
     Employee Benefits and Pension                                                619                     619
     Repairs & Maintenance                                                        422                     422
     Supplies                                                                     147                     147
     Utilities                                                                    300                     300
     Purchased Components/Services                                                  0                       0
     Income(loss) from Pattern Sales                                               41                      41
     Fixed Asset - (gain/loss)                                                      0                       0
     MIS Expense                                                                    0                       0
     Travel & Entertainment                                                         3                       3
     Other Variable Costs                                                         431                     431
     Depreciation & Amortization                                                  748                     748
     Other Allocated Fixed Costs                                                  293                     293
     Other Fixed Costs                                                            121                     121
                                                                 --------------------    --------------------
     Cost of Goods Sold                                                         7,339                   7,339

     Gross Profit                                                                  88                      88

     Plant SG&A Expense                                                             0                       0
     SG&A Expense - Allocation (Sched 1)                                          240                     240
     Other Operating Expenses                                                       0                       0
                                                                 --------------------    --------------------
      Total Operating Expenses                                                    240                     240

                                                                 --------------------    --------------------
      Operating Profit                                                           (151)                   (151)

     Outside Interest Income                                                        0                       0
     Outside Interest (Expense)                                                     0                       0
     Intercompany Interest Income                                                   0                       0
     Intercompany Interest (Expense)                                             (178)                   (178)
     Charges (From) Affiliates                                                      0                       0
     Charges To Affiliates                                                          0                       0
     Income From European Subsidiary                                                0                       0
     Other Income/(Expense)                                                         0                       0
                                                                 --------------------    --------------------
     Total Non-Operating Expenses                                                (178)                   (178)

     Income Before Income Taxes                                                  (330)                   (330)

     Income Tax Expense                                                             4                       4
                                                                 --------------------    --------------------

     Net Income                                                                 ($334)                  ($334)
                                                                 ====================    ====================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (October)
(Allocation of Corporate Costs to Filing Entities)

                                                      October
                                                     ----------
Officer Compensation                                 $  196,042
Salary Expense other Employees                          802,961
Employee Benefits and Pension                           133,527
Payroll Taxes                                            43,948
Other Taxes                                            6,922.86
Rent and Lease Expense                                  180,971
Interest Expense
Insurance                                                69,363
Automobile and Truck Expense                              2,695
Utilities(Gas Electric,Phone)                            47,700
Depreciation                                             89,205
Travel and Entertainment                                 70,376
Repairs and Maintenance                                  53,523
Advertising/Promotion                                         0
Supplies, Office Expense                                 24,275

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                           131,192
Bank Fees                                                17,576
Public Reporting Fees                                    16,000
Employee Relocation/Training                              2,850
Data Processing                                          28,029
Dues and Subscriptions                                    7,328
Outside Services                                        311,339
Project Development Costs net of Billings                56,285
Director Fees                                          (144,667)
Miscellaneous                                          (158,119)
Professional Fees - Bankruptcy                        2,643,198
Cost Allocation - Out                                  (227,787)
                                                     ----------
                                                     $4,404,731
                                                     ==========

Allocation:

Wagner Castings                                      $  177,312
Northern Castings                                        46,825
Ironton Iron                                                  0
Lynchburg Foundry                                       179,333
Columbus Foundry                                        290,418
Wagner Havana                                                 0
Intermet U.S. Holdings                                  240,779
Cast-Matic Corp.                                         76,250
Diversified Diemakers                                   239,650
Ganton Technologies                                     155,833
Tool Products                                           127,416
Intermet Corporation                                  2,870,915
                                                     ----------
Total                                                $4,404,731
                                                     ==========

     Intermet Corporation and Subsidiaries
     Balance Sheet As Of 10-31-04
     (000's)
                                                                        Case #04-67612
                                                                          Diversified
                                                                           Diemakers
                                                                      --------------------
     Cash And Equivalents                                                             $60
     Accounts Receivable                                                           12,451
     Short-Term Intercompany Receivables                                               61
     Inventories                                                                   11,301
     Other Current Assets                                                              86
                                                                      -------------------
        TOTAL CURRENT ASSETS                                                       23,960

     Land and Buildings                                                            16,395
     Machinery & Equipment                                                         59,070
     Construction In Progress                                                         975
                                                                      -------------------
     Total Fixed Assets                                                            76,440
     Accumulated Depreciation                                                     (39,563)
                                                                      -------------------
         NET FIXED ASSETS                                                          36,877

     Investment In Subsidiaries                                                         0
     Investment In European Operations                                                  0
     Long-Term Intercompany Receivables                                            42,605
     Deferred Taxes, Long-Term Asset                                                    0
     Other Assets                                                                       0
                                                                      -------------------

         TOTAL ASSETS                                                            $103,443
                                                                      ===================


     LIABILITIES AND SHAREHOLDER EQUITY

     POST PETITION LIABILITIES
     Accounts Payable                                                                $133
     Wages and Salaries  (See schedule)                                               483
     Taxes Payable - (See schedule)                                                   150
                                                                      -------------------
       TOTAL POST PETITION LIABILITIES                                                766

     SECURED LIABILITIES:
     Secured Liabilities - Bank Debt                                                    0

     PRE-PETITION LIABILITIES:
     TAXES AND OTHER PRIORITY LIABILITIES:
      Accrued Income Taxes                                                              0
      Accrued Tax - State                                                              11
      Accrued Property Taxes                                                          361
      Accrued Workers Comp.                                                           985
      Accrued Payroll                                                                   0
      Accrued Payroll Taxes                                                             0
                                                                      -------------------
     TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                     1,357

     UNSECURED LIABILITIES
     Accounts Payable                                                               6,581
     IDR Bonds                                                                          0
                                                                      -------------------
     TOTAL UNSECURED LIABILITIES                                                    6,581

     OTHER LIABILITIES
     Accrued Liabilities                                                            3,575
     Total Intercompany Payables                                                        0
     Notes Payable, Short Term                                                          0
     Capital Leases                                                                     0
     Retirement Benefits                                                            1,115
     Deferred Taxes - Long-Term Liability                                               0
     Other Long-Term Liabilities                                                    1,577
                                                                      -------------------
      TOTAL LIABILITIES                                                            14,971

     Common Stock                                                                       0
     Capital In Excess Of Par Value                                               110,000
     Retained Earnings - Pre-Petition                                             (21,195)
     Retained Earnings - Post- Petition                                              (334)
     Equity in European Operations                                                      0
     Accumulated Translation Adjustment                                                 0
     Minimum Pension Liability Adjustment                                               0
     Unearned Restricted Stock                                                          0
                                                                      -------------------
     TOTAL SHAREHOLDERS' EQUITY                                                    88,472
                                                                      -------------------
     TOTAL LIABILITIES AND EQUITY                                                $103,443
                                                                      ===================



PERIOD ENDED: 10-31-04                         DIVERSIFIED DIEMAKERS, INC.                           CASE #04-67612
                                                                                                    --------------------------

                                         SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                                        Balance
                                               as of             Accrued /           Payments /               as of
                                             9/30/2004            Withheld            Deposits             10/31/2004
                                         -------------------------------------------------------------------------------------
Income tax withheld: Federal                        ($7,847)           ($179,140)          $149,618                  ($37,369)
Income tax withheld: State                           (2,469)             (56,781)            47,414                   (11,837)
Income tax withheld: Local                                0                    0                  0                         0
FICA Withheld                                        (5,925)            (140,012)           117,170                   (28,766)
Employers FICA                                       (5,925)            (140,012)           117,170                   (28,766)
Unemployment Tax: Federal                               (48)              (1,040)               884                      (204)
Unemployment Tax: State                                (193)              (4,160)             3,537                      (816)
All Other Payroll W/H                                     0                    0                  0                         0

State Taxes: Inc./Sales/Use/Excise                        0               (6,440)            12,377                     5,937
Property Taxes                                            0              (47,861)                 0                   (47,861)

Workers Compensation                                      0                    0                  0                         0
                                         -------------------------------------------------------------------------------------

Total                                              ($22,407)           ($575,446)          $448,170                 ($149,682)

Wages and Salaries                                 (200,118)          (1,330,500)         1,047,547                  (483,071)
                                         -------------------------------------------------------------------------------------

Grand Total                                       ($222,525)         ($1,905,946)        $1,495,717                 ($632,753)
                                         =====================================================================================



                                              Aging of Accounts Receivable
                                           and Post Petition Accounts Payable

Age in Days (Post Petiition)                 0-30 Days           30-60 Days         Over 60 Days
Accounts Payable                                   $133,084                   $0                 $0
Accounts Receivable                                (See attached schedule)

                           ACCOUNTS RECEIVABLE AGING
                                    10/31/04



                                                        (000'S)
                                                    PAST DUE BALANCES

                                     TOTAL         CURRENT          1-30           31-60         61-90       OVER 90
                                    ------         ------         ------         ------         ------       --------
DOMESTIC FERROUS:

  - Archer Creek                     7,100          6,700            400             --             --             --
  - Radford                            100             --             --             --             --            100
                                    ------         ------         ------         ------         ------         ------
 Lynchburg Foundry, Inc.             7,200          6,700            400             --             --            100

Columbus Foundry, LP.               25,800         22,700          2,400            400             --            300


  - Columbus Machining                 500            300            200             --             --             --
  - New River                       11,700          6,400          4,700            400            100            100
                                    ------         ------         ------         ------         ------         ------
Intermet U.S. Holding, Inc.         12,200          6,700          4,900            400            100            100


Wagner Castings Co.                  8,743          7,086            700            300            157            500

Wagner Havana, Inc.                     --             --             --             --             --             --


Northern Castings Corp.              1,542          1,042            400             --            100             --

 LIGHT METALS:
  - Jackson                          3,184          2,300            400            200            100            184
  - Minneapolis                      7,200          5,000          1,500            200            100            400
                                    ------         ------         ------         ------         ------         ------
Tool Products, Inc.                 10,384          7,300          1,900            400            200            584

Diversified Diemakers, Inc.         13,800          9,500          2,000            400            100          1,800


  - PULASKI                          3,700          2,400            400            600            200            100
  - RACINE PLANTS                    8,700          7,200            500            100            100            800
                                    ------         ------         ------         ------         ------         ------
Ganton Technologies, Inc.           12,400          9,600            900            700            300            900


Castmatic Corporation                5,000          4,600            400           --             --             --



INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 10/31/2004
MONTHLY CASH STATEMENT                 MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                              CASE # 04-67612
                                                                       DIVERSIFIED DIE MAKERS (MONROE)
                                          ----------------------------------------------------------------------------------------
         ACCOUNT TYPE                     LOCKBOX 672976       DEPOSIT          AP           CHECKING      CHECKING        PR
           ACCOUNT #                        1851811313        3473589977    2176982854      5045182027    5970758593   2176983043
             BANK                            Comerica      Bank of America   Comerica    Bank of America   UMB Bank     Comerica
BEGINNING BANK BALANCE
RECEIPTS                                               -            3,428            -           19,908          876            -
TRANSFERS IN (CORPORATE)                       6,320,462          116,619            -              809            -          859
DIP INFLOW                                             -                -      644,996                -            -      565,372
DISBURSEMENTS                                          -                -            -                -            -            -
TRANSFERS OUT (CORPORATE)                           (347)            (917)    (644,996)               -          (32)    (566,231)
ENDING BANK BALANCE                           (6,320,115)         (81,701)           -                -            -            -
                                          ---------------------------------------------------------------------------------------
                                                       -           37,428            -           20,717          844            -

WIRES PAID FOR BY CORPORATE                                                  3,595,229                                    773,274
CHECKS ISSUED                                                                  864,923
                                                                          ------------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                 4,460,152

CHECKS ISSUED                                                                  864,923
CHECK CLEARED                                                                 (644,996)
                                                                          ------------
OUTSTANDING CHECKS (SEE OUTSTANDING CHECKLIST)                                 219,927
                                                                          ============

                                                         CASE # 04-67612
                                                 DIVERSIFIED DIE MAKERS (MONROE)
                     ACCOUNT TYPE         ---------------------------------------------
                       ACCOUNT #          BENEFITS         HEALTH CARE         TOTAL
                         BANK               688486   2176983035 - Inactive
                                          Bank One          Comerica
BEGINNING BANK BALANCE
RECEIPTS                                         -               -              24,212
TRANSFERS IN (CORPORATE)                         -               -           6,438,749
DIP INFLOW                                     239               -           1,210,607
DISBURSEMENTS                                    -               -                   -
TRANSFERS OUT (CORPORATE)                     (239)              -          (1,212,762)
ENDING BANK BALANCE                              -               -          (6,401,816)
                                          --------------------------------------------
                                                 -               -              58,989

WIRES PAID FOR BY CORPORATE                                                  4,426,607
CHECKS ISSUED

TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)

CHECKS ISSUED
CHECK CLEARED

OUTSTANDING CHECKS (SEE OUTSTANDING CHECKLIST)

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
OCTOBER 2004

VENDOR NAME                                                           WIRES     CHECKS    TOTAL DISBURSEMENTS
A & A MFG. CO., INC.                                               $        -  $    422         $      422
A & S PRINTING SERVICE                                                            7,962              7,962
A. RAYMOND INC                                                                      913                913
ADECCO EMPLOYMENT SERVICES                                                      106,118            106,118
AFASSCO                                                                           5,948              5,948
ALCOA INC.                                                                        9,450              9,450
ALRO MASCO ST. LOUIS                                                              1,421              1,421
AMACOR                                                                189,900         -            189,900
AMERICAN METAL CHEMICAL CORP                                                        297                297
ANDREW BICHSEL                                                                       64                 64
ANGEL VOLLRATH                                                                       15                 15
ASSOCIATE CIRCUIT COURT                                                               -                  -
ASSOCIATED CIRCUIT COURT OF                                                           -                  -
AUTOMATIC DATA PROCESSING                                                         8,952              8,952
AWERKAMP MACHINE CO.                                                              3,115              3,115
BANK OF AMERICA                                                                   1,189              1,189
BDC, INC.                                                                           619                619
BENT TUBE INC                                                                     1,922              1,922
BILL BAILEY                                                                          16                 16
BLEIGH READY MIX CO.                                                                772                772
BOB CARMEAN                                                                          44                 44
BOBBI HUDSON                                                                         29                 29
BOULEVARD PROPERTIESM, LLC.                                                         821                821
BRAHLER'S TRUCKERS SUPPLY                                                           129                129
BRENT DUDGEON                                                                       580                580
BUCKMAN'S CONVENIENCE STORE                                                         878                878
CALIFORNIA INDUSTRIAL PRODUCTS                                                    6,529              6,529
CAMCAR TEXTRON                                                                   17,013             17,013
CANFIELD & JOSEPH, INC.                                                             832                832
CARL HAYS                                                                            90                 90
CAROLYN A. GRAINGER                                                                 360                360
CASTING EQUIPMENT & SUPPLY                                                          290                290
CENTRAL WELDING SUPPLIES, INC.                                                    8,231              8,231
CENTURYTEL OF SOUTHWEST MO                                                           43                 43
CHARLIE SMOOT                                                                       207                207
CHEM-TREND INCORPORATED                                                 7,380     8,616             15,996
CHINN ENTERPRISES, LLC                                                           38,378             38,378
CHRISTY REFRACTORIES COMPANY                                                      6,195              6,195
CITY OF SHELBINA                                                                     67                 67
COLLECTION SERVICES CENTER                                                            -                  -
COMMON SENSE ENTERPRISES                                                          1,440              1,440
CONNIE BARNARD                                                                      218                218
COORSTEK, INC.                                                                    1,121              1,121
COPPER & BRASS SALES                                                                205                205
CRESCENT ELECTRIC SUPPLY CO                                                         300                300
CREST PRODUCTS INC                                                                8,548              8,548
DAN FOSTER                                                                          101                101
DANA                                                                  276,915         -            276,915
DAVIS TOOL & DIE                                                                 28,085             28,085
DEAD SEA                                                            1,235,961         -          1,235,961
DEBBIE LUNDBERG                                                                      15                 15
DEBBIE SHIVELY                                                                       15                 15
DENNY BENSON                                                                         57                 57
DENNY MOSS                                                                          163                163
DIANE SIMBRO                                                                      1,166              1,166
DISA GOFF, INC.                                                                      40                 40
DIVERSIFIED DIEMAKER                                                              2,596              2,596
DON HAYS                                                                            410                410
DREW T. ERWIN                                                                         -                  -
E. JOHN CLARK                                                                         -                  -
EASTERN                                                               302,612         -            302,612
ELECTROCHEM, INC. OF MO                                                           3,458              3,458
ENGINEERED LUBRICANTS CO.                                                        13,884             13,884
ENGINEERED SALES                                                                    167                167
ERIC RODGERS                                                                        310                310

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
OCTOBER 2004

VENDOR NAME                                                             WIRES    CHECKS    TOTAL DISBURSEMENTS
ESTES EXPRESS                                                                     1,811            1,811
ESTES FREIGHT                                                                       137              137
FAMILY SUPPORT PAYMENT CENTER                                                         -                -
FEDERAL DIVERSIFIED SERVICES                                                          -                -
FedEx                                                                             1,273            1,273
FRANK DORSEY                                                                         75               75
FREUDENBERG - NOK                                                       4,567    21,861           26,428
G.S. INCORPORATED                                                                11,620           11,620
G.S. ROBINS AND COMPANY                                                           1,140            1,140
GALE BEHRING                                                                         75               75
GARY YAGER                                                                        1,140            1,140
GEO. C. POTTERFIELD TRUCKING                                                        300              300
GEORGE MORGAN                                                                        18               18
GOAD COMPANY                                                                        327              327
GRAINGER                                                                          2,642            2,642
GREAT RIVER CLINIC                                                                   49               49
GREG ADDISON                                                                        277              277
GREG COOPER                                                                         249              249
GULLY TRANSPORATION                                                                 550              550
HANNIBAL COURIER-POST                                                               246              246
HELCO PRECISION TOOLS & GAGES                                                       567              567
HENKEL LOCTITE CORPORATION                                                          423              423
HILLYARD FLOOR CARE SUPPLY                                                        7,333            7,333
HTE TECHNOLOGIES                                                                 16,821           16,821
IDG USA, LLC                                                                      5,870            5,870
ILLINI ENVIRONMENTAL INC.                                                         8,000            8,000
ILLINOIS STATE DISBURSMNT UNIT                                                        -                -
INDUSTRIAL FINISHING SERVICES                                                    13,820           13,820
INDUSTRIAL STRAINER COMPANY                                                       2,189            2,189
ING - RELIASTAR LIFE INS.                                                             -                -
JACK THORNBURG                                                                      111              111
JACKSON BROS-HEARTLAND                                                            3,989            3,989
JANE CROWE                                                                          372              372
JASON STARK                                                                          38               38
JEFF SPALDING                                                                        45               45
JEFFERSON COUNTY SCU                                                                  -                -
JENZANO, INC.                                                                        73               73
JERRY BAURIDL                                                                        20               20
JERRY RUHL                                                                          101              101
JODI GARNER                                                                          75               75
JOE GASS                                                                             15               15
JOE MCCLURE                                                                         485              485
JOHN HENRY FOSTER CO.                                                               812              812
JOHN V. LABARGE JR                                                                    -                -
JOJO GRIFFIN                                                                         60               60
JOSH DAVIS                                                                           75               75
KAMAX GB DUPONT LP                                                                2,673            2,673
KANSAS CITY LIFE                                                                      -                -
KAREN BAKER                                                                           7                7
KENTUCKY STATE TREASURER                                                            111              111
KEVIN BICHSEL                                                                       151              151
KEVIN PETERS                                                                        301              301
KEYENCE CORP OF AMERICA                                                             619              619
KONIECZNY TOOL & DIE                                                             20,365           20,365
L.N. BROSS                                                                          301              301
LAURA CLOW                                                                           62               62
LEMUEL BECK JR                                                                       29               29
LEO O'LAUGHLIN, INC.                                                              2,600            2,600
LISA MARTIN                                                                         548              548
LISA OBERT                                                                           75               75
LISANN HAYES                                                                        429              429
LUBY EQUIPMENT SERVICES                                                           1,932            1,932
LUCINDA HURLEY                                                                        -                -
MANPOWER                                                                          6,313            6,313
MARK TWAIN SUPPLY CO.                                                             7,748            7,748

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
OCTOBER 2004

VENDOR NAME                                                            WIRES     CHECKS      TOTAL DISBURSEMENTS
MARK UTTERBACK                                                                       40                 40
MARK YAGER                                                                          459                459
MARLIN REAGAN                                                                        14                 14
MARLON BUSINESS FORMS                                                               521                521
MARY PUROL                                                                           36                 36
MAZAK CORPORATION                                                                   609                609
McLEAN MIDWEST                                                                       33                 33
MDHE                                                                                  -                  -
MERRICK MACHINERY CO.                                                               855                855
MFA OIL CO.                                                                       3,185              3,185
MIDLAND                                                               128,383         -            128,383
MIKE BICHSEL                                                                        471                471
MIKE CHURCH                                                                          12                 12
MINIATURE PRECISION COMPONENTS                                                    4,469              4,469
MISSOURI CENTRAL CREDIT UNION                                                         -                  -
MISSOURI DEPARTMENT OF REVENUE                                                   10,725             10,725
MO. DEPT. OF TRANSPORTATION                                                         610                610
MONROE AUTO PARTS                                                                   125                125
MONROE CITY SHELTER WORK SHOP                                                    24,885             24,885
MONROE TIRE & BATTERY                                                             2,006              2,006
MOTION INDUSTRIES, INC                                                            4,048              4,048
MOYERS SERVICE CENTER &                                                             677                677
MSC INDUSTRIAL SUPPLY CO.                                                           381                381
MUNICIPAL TOOL & MACHINERY CO                                                     2,825              2,825
NEFF POWER INC.                                                                     334                334
NEWARK INONE                                                                         62                 62
NORSK HYDRO CANADA INC                                                389,863         -            389,863
ONEOK ENERGY MARKETING COMPANY                                                   85,643             85,643
PAM BOOTH                                                                            60                 60
PAT KENDRICK                                                                         16                 16
PERRY MACHINE AND DIE INC.                                                       44,971             44,971
PRECISION INTERNATIONAL CORP.                                                        45                 45
PRUDENTIAL INSURANCE                                                             12,823             12,823
PURCHASE PARTNERS                                                                 7,344              7,344
PUTNAM INVESTOR SERVICE                                                               -                  -
QSR GROUP, INC.                                                                   7,167              7,167
RADCO INDUSTRIES                                                                  1,898              1,898
RALLS COUNTY ASSOCIATE COURT                                                          -                  -
RANDY PARN                                                                          361                361
RAYMOND DAVID                                                                        75                 75
RAYMOND J. QUINLAND - LANDLORD                                                    3,500              3,500
RAYMOND STERNISHA                                                                    18                 18
REN POTTERFIELD TRUCKING, INC.                                                      350                350
RES MANUFACTURING COMPANY                                                        24,854             24,854
RIBACK SUPPLY CO.                                                                   153                153
RICHARD HARRISON                                                                     75                 75
ROBERT TUTER                                                                         53                 53
ROBEY BUILDING SUPPLY, INC.                                                         216                216
RONNIE BERRY                                                                        228                228
RUDOLPH BROS & CO                                                                 1,250              1,250
RUSTIC OAK CABIN RESTAURANT                                                       3,262              3,262
SANDY SHINN                                                                          15                 15
SBC                                                                                 116                116
SCOTT SPECIAL TOOLS, INC.                                                         5,719              5,719
SCOTT WILLIAMS                                                                    1,048              1,048
SEALCRAFT, INC.                                                                   1,470              1,470
SEMBLER CORP.                                                                    38,208             38,208
SHAMROCK FIRE EXTINGUISHER SVC                                                      601                601
SHARP BROS. INC                                                                   1,150              1,150
SHARPER EDGE CUSTOM POLISHING                                                     1,680              1,680
SHELLEY BUCKMAN                                                                      60                 60
SHELLY BICHSEL                                                                      209                209
SHERYL HAYS                                                                         243                243
SHOT-END SUPPLY, INC.                                                             9,487              9,487
SNELLING 10281                                                                    5,582              5,582

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
OCTOBER 2004

VENDOR NAME                                                          WIRES         CHECKS      TOTAL DISBURSEMENTS
SOLUTIA INC                                                                          2,205              2,205
SPECTRO ALLOY                                                         290,460            -            290,460
SPHERION CORPORATION                                                                12,360             12,360
STACY FOUTES                                                                            50                 50
STERLING COMMERCE-NETWORK                                                              376                376
STRIPMATIC PRODUCTS INC                                                              1,226              1,226
SUSAN SMITH                                                                             80                 80
SYMMCO, INCORPORATED                                                                14,000             14,000
TERRY KENDRICK                                                                         286                286
THE SU-DAN COMPANY                                                                   2,028              2,028
THREE BOND INTERNATIONAL INC.                                                        4,886              4,886
THYSSEN SPECIALTY STEELS                                                             7,592              7,592
TIC-MS, INC.                                                                           613                613
TINNERMAN PALNUT                                                       13,781            -             13,781
TOM DEITZMAN                                                                           123                123
TOM WATSON                                                                             128                128
TOM WESTHOFF                                                                           250                250
TOOLING ASSOCIATES                                                                     971                971
TOYOTA TSUSHO                                                          54,853            -             54,853
U.S. POSTAL SERVICE                                                                  1,200              1,200
UGS                                                                                    427                427
UNISOURCE WORLDWIDE INC.                                                            29,755             29,755
US MAG                                                                700,555            -            700,555
VICTORY PACKAGING                                                                    7,840              7,840
VISI-TRAK WORLDWIDE, LLC                                                             3,440              3,440
WIESE PLANNING & ENGR., INC.                                                           401                401
WINK'S LAWN SERVICE                                                                  7,184              7,184
                                                                   ------------------------------------------
TOTAL AP DISBURSEMENTS 1004                                        $3,595,229     $864,923         $4,460,152

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612

MONROE - OCTOBER BANK RECONCILIATION

Bank Balance                                                          -

Actual Outstanding Checks                                   (219,926.83)

Old Prepetion Checks                                         (10,059.46)
                                                            -----------

Book Balance                                                (229,986.29)
                                                            ===========

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS

CHECK              DATE                 OUTSTANDING
337183           10/5/2004                   45.00
337322          10/18/2004                  297.00
337340          10/20/2004                  229.28
337342          10/21/2004                  177.38
337344          10/22/2004                  798.19
337353          10/22/2004                2,712.36
337355          10/22/2004                2,144.54
337360          10/22/2004                   15.00
337361          10/22/2004                  360.00
337363          10/22/2004                   42.54
337368          10/22/2004                  104.76
337370          10/22/2004                  246.00
337371          10/22/2004                   70.62
337374          10/22/2004                   37.88
337375          10/22/2004                  162.47
337378          10/22/2004                  150.95
337379          10/22/2004                   48.38
337380          10/22/2004                   61.50
337381          10/22/2004                   75.00
337384          10/22/2004                   40.10
337385          10/22/2004                  148.50
337387          10/22/2004                    8.00
337390          10/22/2004                3,100.00
337394          10/22/2004                  226.17
337401          10/22/2004                   30.00
337404          10/25/2004                5,926.76
337404          10/25/2004                  544.60
337410          10/25/2004                9,450.00
337411          10/25/2004                4,919.04
337412          10/25/2004                  964.59
337416          10/25/2004                   45.22
337417          10/25/2004                8,212.20
337418          10/25/2004                  287.44
337423          10/26/2004                   93.63
337429          10/26/2004                  129.34
337430          10/26/2004                4,000.00
337431          10/26/2004                1,929.37
337432          10/26/2004                  166.43
337433          10/26/2004                  890.40
337435          10/27/2004                  822.86
337436          10/27/2004                  342.44
337441          10/27/2004                4,731.48
337442          10/27/2004                1,120.86
337443          10/27/2004                   39.66
337444          10/27/2004                5,656.34
337445          10/27/2004                  166.80
337446          10/27/2004                  175.64
337448          10/27/2004                2,189.10
337449          10/27/2004                  134.94
337450          10/27/2004                4,250.00
337451          10/27/2004                   90.81
337452          10/27/2004                   33.00
337453          10/27/2004                   50.57
337455          10/28/2004                1,725.76
337456          10/28/2004                   54.83
337457          10/28/2004                   78.05
337458          10/28/2004                  741.78
337459          10/28/2004                  933.39
337464          10/28/2004                  970.00
337465          10/28/2004                1,450.80
337466          10/28/2004                3,649.90
337467          10/28/2004                4,194.57
337468          10/28/2004                   73.96
337469          10/28/2004                  608.75
337470          10/28/2004                  214.23

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS

CHECK              DATE                 OUTSTANDING
337471          10/28/2004                2,618.66
337472          10/28/2004                  206.63
337473          10/28/2004                  215.58
337474          10/28/2004                  312.44
337475          10/28/2004                2,375.95
337476          10/28/2004               18,200.00
337477          10/29/2004                  638.40
337478          10/29/2004                   58.50
337479          10/29/2004                  188.88
337484          10/29/2004                  608.56
337485          10/29/2004                7,618.36
337486          10/29/2004                3,236.12
337487          10/29/2004                1,093.05
337488          10/29/2004                   15.00
337489          10/29/2004                8,952.39
337490          10/29/2004                   19.88
337491          10/29/2004                  821.25
337492          10/29/2004                  297.66
337493          10/29/2004                6,529.25
337494          10/29/2004                   15.00
337495          10/29/2004                  290.05
337496          10/29/2004                  393.18
337497          10/29/2004                   30.00
337498          10/29/2004                8,616.21
337499          10/29/2004                3,944.00
337500          10/29/2004                   66.97
337501          10/29/2004                1,440.00
337502          10/29/2004                  204.84
337503          10/29/2004                   70.60
337504          10/29/2004                   55.62
337505          10/29/2004                   15.00
337506          10/29/2004                   90.18
337507          10/29/2004                  129.35
337508          10/29/2004                  300.00
337509          10/29/2004                  135.45
337510          10/29/2004                3,458.25
337511          10/29/2004                2,029.60
337512          10/29/2004                  300.00
337513          10/29/2004                   10.00
337514          10/29/2004                2,641.71
337515          10/29/2004                  176.69
337516          10/29/2004                  496.50
337517          10/29/2004                3,682.86
337518          10/29/2004                  458.03
337519          10/29/2004                2,000.00
337520          10/29/2004                   19.50
337521          10/29/2004                   20.15
337522          10/29/2004                  468.09
337523          10/29/2004                    7.21
337524          10/29/2004                  111.04
337525          10/29/2004                  301.05
337526          10/29/2004                   29.00
337527          10/29/2004                2,600.00
337528          10/29/2004                1,350.31
337529          10/29/2004                  410.33
337530          10/29/2004                  798.48
337531          10/29/2004                  148.50
337532          10/29/2004                   14.25
337533          10/29/2004                  322.55
337534          10/29/2004                  544.00
337535          10/29/2004               10,725.26
337536          10/29/2004                  610.41
337537          10/29/2004                   40.00
337538          10/29/2004                1,031.60
337539          10/29/2004                  536.29
337540          10/29/2004                  333.80
337541          10/29/2004                   61.79

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS

CHECK              DATE                 OUTSTANDING
337542          10/29/2004               16,462.57
337543          10/29/2004                1,166.67
337544          10/29/2004                   75.00
337545          10/29/2004                3,500.00
337546          10/29/2004                  350.00
337547          10/29/2004                    8.57
337548          10/29/2004                   52.52
337549          10/29/2004                  649.88
337550          10/29/2004                  115.75
337551          10/29/2004                  678.67
337552          10/29/2004                1,470.00
337553          10/29/2004                  374.69
337554          10/29/2004                2,581.00
337555          10/29/2004                  965.84
337556          10/29/2004                  376.25
337557          10/29/2004                   82.30
337558          10/29/2004                   69.00
337559          10/29/2004                  426.88
337560          10/29/2004                  401.04
337561          10/29/2004                1,188.78
                                        ----------

Outstanding October Checks              219,926.83
                                        ==========

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

                           Period Ending: October 31, 2004
                                          -------------------



     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)






        Diversified Diemakers, Inc.
NAME:   Case Number: 04-67612                CAPACITY:
                                                        ------  Shareholder
Management and other insider compensation are
maintained at Internet Corporation. Please see          ------  Officer
Intermet Corporation (Case #04-67597)
for all insider compensation/payments.                  ------  Director

                                                        ------  Insider

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



CURRENT COMPENSATION PAID:                      Weekly      or     Monthly

                                                ---------          -------

CURRENT BENEFITS PAID:                          Weekly      or     Monthly

          Health Insurance
                                                ---------          -------
          Life Insurance
                                                ---------          -------
          Retirement
                                                ---------          -------
          Company Vehicle
                                                ---------          -------
          Entertainment
                                                ---------          -------
          Travel
                                                ---------          -------
          Other Benefits
                                                ---------          -------
          Total Benefits
                                                ---------          -------

CURRENT OTHER PAYMENTS PAID:                    Weekly      or     Monthly

          Rent Paid
                                                ---------          -------
          Loans
                                                ---------          -------
          Other (Describe)
                                                ---------          -------
          Other (Describe)
                                                ---------          -------
          Other (Describe)
                                                ---------          -------

          Total Other Payments
                                                ---------          -------

CURRENT TOTAL OF ALL PAYMENTS:                  Weekly      or     Monthly

                                                                    $ 0
                                                ---------          -------


DATED:
      --------------------------                -------------------------------
                                                PRINCIPAL, OFFICER, DIRECTOR, OR
                                                INSIDER

           Intermet Corporation and Subsidiaries                                           Diversified Diemakers, Inc.
              Schedule of In-Force Insurance                                               Case Number: 04-67612


POLICY COVERAGE                                     CARRIER                 POLICY PERIOD
-----------------------------   ----------------------------  ----------------------------
Property                                             Lloyds               11/1/04-11/01/05
Boiler/Machine                                     Hartford               11/1/04-11/01/05
Cargo                                        Fireman's Fund               11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund               11/1/04-11/01/05

Aviation                                              USAIG               11/1/04-11/01/05

Fiduciary                                          St. Paul               11/1/04-11/01/05

Primary D&O                                        St. Paul               11/1/04-11/01/05
Excess D&O                                            Chubb               11/1/04-11/01/05
Side A                                         Platte River               11/1/04-11/01/05

Crime                                                  Gulf               11/1/04-12/1/04

General Liability                            Liberty Mutual               11/1/04-12/22/04
Umbrella                                     National Union               11/1/04-12/22/04

Work Comp                                    Liberty Mutual               11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual               11/1/04-12/22/04

Auto                                         Liberty Mutual               11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual               11/1/04-12/22/04


                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR

                       THE PERIOD ENDED: October 31, 2004
                                        ------------------

IN RE:
Intermet Corporation, et al
                                                CASE NUMBER: 04-67600

                                                Chapter 11
Ganton Technologies, Inc.                       Judge: Marci B. McIvor
---------------------------------------/
                          Debtor


As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X      Operating Statement                     (Form 2)
        ---

         X      Balance Sheet                           (Form 3)
        ---

         X      Summary of Operations                   (Form 4)
        ---

         X      Monthly Cash Statement                  (Form 5)
        ---

         X      Statement of Compensation               (Form 6)
        ---

         X      Schedule of In-Force Insurance          (Form 7)
        ---

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)       YES  X              NO
                                                 ---                ---

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

5. All United States Trustee Quarterly fees have been paid and are current.
                                            YES  X              NO
                                                ---                ---

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

                                /s/ Robert E. Belts
Dated:  December 3, 2004        ------------------------------------------------
       ------------------       Debtor In Possession

                                Chief Financial Officer      (248) 952-2500
                                -----------------------  -----------------------
                                Title                    Phone


                                                                          Form 1

     Intermet Corporation and Subsidiaries
     Operating Statement                                   Case #04-6700
     For the Month Ended 10-31-04                       Ganton Technologies
     (000's)                                --------------------------------------------

                                              ------------------   ---------------------
                                                Current Month       Total Since Filing
                                              ------------------   ---------------------
     Net Sales                                           $7,834                  $7,834

     Cost of Goods Sold
     Materials and Freight                                1,785                   1,785
     Wages - Hourly                                       1,840                   1,840
     Wages-Salary                                           589                     589
     Employee Benefits and Pension                        1,194                   1,194
     Repairs & Maintenance                                  220                     220
     Supplies                                               281                     281
     Utilities                                              347                     347
     Purchased Components/Services                          967                     967
     Income(loss) from Pattern Sales                        (90)                    (90)
     Fixed Asset - (gain/loss)                                0                       0
     MIS Expense                                             12                      12
     Travel & Entertainment                                  18                      18
     Other Variable Costs                                   151                     151
     Depreciation & Amortization                            457                     457
     Other Allocated Fixed Costs                              0                       0
     Other Fixed Costs                                      205                     205
                                              ------------------   ---------------------
     Cost of Goods Sold                                   7,976                   7,976

     Gross Profit                                          (142)                   (142)

     Plant SG&A Expense                                      21                      21
     SG&A Expense - Allocation (Sched 1)                    156                     156
     Other Operating Expenses                                11                      11
                                              ------------------   ---------------------
      Total Operating Expenses                              188                     188

                                              ------------------   ---------------------
      Operating Profit                                     (330)                   (330)

     Outside Interest Income                                  0                       0
     Outside Interest (Expense)                               0                       0
     Intercompany Interest Income                             0                       0
     Intercompany Interest (Expense)                        (80)                    (80)
     Charges (From) Affiliates                                0                       0
     Charges To Affiliates                                    0                       0
     Income From European Subsidiary                          0                       0
     Other Income/(Expense)                                   0                       0
                                              ------------------   ---------------------
     Total Non-Operating Expenses                           (80)                    (80)

     Income Before Income Taxes                            (410)                   (410)

     Income Tax Expense                                      13                      13

                                              ------------------   ---------------------
     Net Income                                           ($423)                  ($423)
                                              ==================   =====================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (October)
(Allocation of Corporate Costs to Filing Entities)

                                                      October
                                                     ----------
Officer Compensation                                 $  196,042
Salary Expense other Employees                          802,961
Employee Benefits and Pension                           133,527
Payroll Taxes                                            43,948
Other Taxes                                            6,922.86
Rent and Lease Expense                                  180,971
Interest Expense
Insurance                                                69,363
Automobile and Truck Expense                              2,695
Utilities(Gas Electric,Phone)                            47,700
Depreciation                                             89,205
Travel and Entertainment                                 70,376
Repairs and Maintenance                                  53,523
Advertising/Promotion                                         0
Supplies, Office Expense                                 24,275

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                           131,192
Bank Fees                                                17,576
Public Reporting Fees                                    16,000
Employee Relocation/Training                              2,850
Data Processing                                          28,029
Dues and Subscriptions                                    7,328
Outside Services                                        311,339
Project Development Costs net of Billings                56,285
Director Fees                                          (144,667)
Miscellaneous                                          (158,119)
Professional Fees - Bankruptcy                        2,643,198
Cost Allocation - Out                                  (227,787)
                                                     ----------
                                                     $4,404,731
                                                     ==========

Allocation:

Wagner Castings                                      $  177,312
Northern Castings                                        46,825
Ironton Iron                                                  0
Lynchburg Foundry                                       179,333
Columbus Foundry                                        290,418
Wagner Havana                                                 0
Intermet U.S. Holdings                                  240,779
Cast-Matic Corp.                                         76,250
Diversified Diemakers                                   239,650
Ganton Technologies                                     155,833
Tool Products                                           127,416
Intermet Corporation                                  2,870,915
                                                     ----------
Total                                                $4,404,731
                                                     ==========

     Intermet Corporation and Subsidiaries
     Balance Sheet As Of 10-31-04
     (000's)
                                                                        Case #04-67612
                                                                     Ganton Technologies
                                                                     -------------------

                                                                     -------------------
     Cash And Equivalents                                                           $132
     Accounts Receivable                                                          11,824
     Short-Term Intercompany Receivables                                              80
     Inventories                                                                   7,368
     Other Current Assets                                                            509
                                                                     -------------------
        TOTAL CURRENT ASSETS                                                      19,913

     Land and Buildings                                                           12,041
     Machinery & Equipment                                                        37,905
     Construction In Progress                                                      4,983
                                                                     -------------------
     Total Fixed Assets                                                           54,930
     Accumulated Depreciation                                                    (27,613)
                                                                     -------------------
         NET FIXED ASSETS                                                         27,318

     Investment In Subsidiaries                                                        0
     Investment In European Operations                                                 0
     Long-Term Intercompany Receivables                                            7,445
     Deferred Taxes, Long-Term Asset                                                   0
     Other Assets                                                                     52
                                                                     -------------------

         TOTAL ASSETS                                                            $54,728
                                                                     ===================

LIABILITIES AND SHAREHOLDER EQUITY

     POST PETITION LIABILITIES
     Accounts Payable                                                             $1,600
     Wages and Salaries  (See schedule)                                              570
     Taxes Payable - (See schedule)                                                  370
                                                                     -------------------
       TOTAL POST PETITION LIABILITIES                                             2,540

     SECURED LIABILITIES:
     SECURED LIABILITIES - BANK DEBT                                                   0

     PRE-PETITION LIABILITIES:
     TAXES AND OTHER PRIORITY LIABILITIES:
      Accrued Income Taxes                                                             0
      Accrued Tax - State                                                             13
      Accrued Property Taxes                                                         119
      Accrued Workers Comp.                                                        1,148
      Accrued Payroll                                                                  0
      Accrued Payroll Taxes                                                            0
                                                                     -------------------
     TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                    1,280

     UNSECURED LIABILITIES
     Accounts Payable                                                              9,771
     IDR Bonds                                                                         0
                                                                     -------------------
     TOTAL UNSECURED LIABILITIES                                                   9,771

     OTHER LIABILITIES
     Accrued Liabilities                                                           5,036
     Total Intercompany Payables                                                   1,553
     Notes Payable, Short Term                                                         0
     Capital Leases                                                                    0
     Retirement Benefits                                                            (449)
     Deferred Taxes - Long-Term Liability                                              0
     Other Long-Term Liabilities                                                       0
                                                                     -------------------
      TOTAL LIABILITIES                                                           19,730

     Common Stock                                                                      0
     Capital In Excess Of Par Value                                              160,000
     Retained Earnings - Pre-Petition                                           (124,579)
     Retained Earnings - Post- Petition                                             (423)
     Equity in European Operations                                                     0
     Accumulated Translation Adjustment                                                0
     Minimum Pension Liability Adjustment                                              0
     Unearned Restricted Stock                                                         0
                                                                     -------------------
     TOTAL SHAREHOLDERS' EQUITY                                                   34,998
                                                                     -------------------
     TOTAL LIABILITIES AND EQUITY                                                $54,728
                                                                     ===================



PERIOD ENDED: 10-31-04                         GANTON TECHNOLOGIES (RACINE)                               CASE #04-67600
                                                                                                         -------------------------

                                         SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                                            Balance
                                               as of              Accrued /             Payments /                as of
                                             9/30/2004            Withheld               Deposits               10/31/2004
                                         -----------------------------------------------------------------------------------------
Income tax withheld: Federal                            $0               ($170,899)             $170,899                       $0
Income tax withheld: State                               0                 (83,610)               83,610                        0
Income tax withheld: Local                               0                       0                     0                        0
FICA Withheld                                            0                (119,035)              119,035                        0
Employers FICA                                           0                (119,035)              119,035                        0
Unemployment Tax: Federal                                0                     (11)                   11                        0
Unemployment Tax: State                                  0                    (978)                  978                        0
All Other Payroll W/H                                    0                       0                     0                        0

State Taxes: Inc./Sales/Use/Excise                       0                  (7,331)                    0                   (7,331)
Property Taxes                                           0                 (12,501)                    0                  (12,501)

Workers Compensation                                     0                (306,729)                    0                 (306,729)
                                         -----------------------------------------------------------------------------------------

Total                                                   $0               ($820,130)             $493,568                ($326,562)

Wages and Salaries                                 (81,204)               (438,283)                    0                 (519,487)
                                         -----------------------------------------------------------------------------------------

Grand Total                                       ($81,204)            ($1,258,413)             $493,568                ($846,048)
                                         =========================================================================================



                                              Aging of Accounts Receivable
                                           and Post Petition Accounts Payable

Age in Days (Post Petiition)                 0-30 Days           30-60 Days            Over 60 Days
Accounts Payable                                $1,111,737                      $0                    $0
Accounts Receivable                            (See attached schedule)

                           ACCOUNTS RECEIVABLE AGING
                                    10/31/04



                                                        (000'S)
                                                    PAST DUE BALANCES

                                     TOTAL         CURRENT          1-30           31-60         61-90       OVER 90
                                    ------         ------         ------         ------         ------       --------
DOMESTIC FERROUS:

  - Archer Creek                     7,100          6,700            400             --             --             --
  - Radford                            100             --             --             --             --            100
                                    ------         ------         ------         ------         ------         ------
 Lynchburg Foundry, Inc.             7,200          6,700            400             --             --            100

Columbus Foundry, LP.               25,800         22,700          2,400            400             --            300


  - Columbus Machining                 500            300            200             --             --             --
  - New River                       11,700          6,400          4,700            400            100            100
                                    ------         ------         ------         ------         ------         ------
Intermet U.S. Holding, Inc.         12,200          6,700          4,900            400            100            100


Wagner Castings Co.                  8,743          7,086            700            300            157            500

Wagner Havana, Inc.                     --             --             --             --             --             --


Northern Castings Corp.              1,542          1,042            400             --            100             --

 LIGHT METALS:
  - Jackson                          3,184          2,300            400            200            100            184
  - Minneapolis                      7,200          5,000          1,500            200            100            400
                                    ------         ------         ------         ------         ------         ------
Tool Products, Inc.                 10,384          7,300          1,900            400            200            584

Diversified Diemakers, Inc.         13,800          9,500          2,000            400            100          1,800


  - PULASKI                          3,700          2,400            400            600            200            100
  - RACINE PLANTS                    8,700          7,200            500            100            100            800
                                    ------         ------         ------         ------         ------         ------
Ganton Technologies, Inc.           12,400          9,600            900            700            300            900


Castmatic Corporation                5,000          4,600            400           --             --             --




PERIOD ENDED: 10-31-04                     GANTON TECHNOLOGIES (PULASKI)                   CASE #04-67600
                                                                                          --------------------------

                                         SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                              Balance
                                               as of          Accrued /      Payments /             as of
                                             9/30/2004        Withheld        Deposits           10/31/2004
                                         ---------------------------------------------------------------------------
Income tax withheld: Federal                       ($1,347)       ($54,726)       $48,399                   ($7,674)
Income tax withheld: State                               0            (367)           367                         0
Income tax withheld: Local                               0               0              0                         0
FICA Withheld                                         (932)        (36,709)        32,223                    (5,418)
Employers FICA                                        (932)        (36,709)        32,223                    (5,418)
Unemployment Tax: Federal                              (17)           (498)           437                       (79)
Unemployment Tax: State                               (141)         (4,009)         3,526                      (625)
All Other Payroll W/H                                    0               0              0                         0

State Taxes: Inc./Sales/Use/Excise                       0          (6,000)             0                    (6,000)
Property Taxes                                        (351)         (8,115)             0                    (8,466)

Workers Compensation                                     0          (9,833)             0                    (9,833)
                                         ---------------------------------------------------------------------------

Total                                              ($3,720)      ($156,966)      $117,175                  ($43,512)

Wages and Salaries                                 (46,135)        (50,533)        46,135                   (50,533)
                                         ---------------------------------------------------------------------------

Grand Total                                       ($49,855)      ($207,499)      $163,310                  ($94,045)
                                         ===========================================================================



                                              Aging of Accounts Receivable
                                           and Post Petition Accounts Payable

Age in Days (Post Petiition)                 0-30 Days       30-60 Days     Over 60 Days
Accounts Payable                                  $487,767              $0             $0
Accounts Receivable                                (See attached schedule)

                           ACCOUNTS RECEIVABLE AGING
                                    10/31/04



                                                        (000'S)
                                                    PAST DUE BALANCES

                                     TOTAL         CURRENT          1-30           31-60         61-90       OVER 90
                                    ------         ------         ------         ------         ------       --------
DOMESTIC FERROUS:

  - Archer Creek                     7,100          6,700            400             --             --             --
  - Radford                            100             --             --             --             --            100
                                    ------         ------         ------         ------         ------         ------
 Lynchburg Foundry, Inc.             7,200          6,700            400             --             --            100

Columbus Foundry, LP.               25,800         22,700          2,400            400             --            300


  - Columbus Machining                 500            300            200             --             --             --
  - New River                       11,700          6,400          4,700            400            100            100
                                    ------         ------         ------         ------         ------         ------
Intermet U.S. Holding, Inc.         12,200          6,700          4,900            400            100            100


Wagner Castings Co.                  8,743          7,086            700            300            157            500

Wagner Havana, Inc.                     --             --             --             --             --             --


Northern Castings Corp.              1,542          1,042            400             --            100             --

 LIGHT METALS:
  - Jackson                          3,184          2,300            400            200            100            184
  - Minneapolis                      7,200          5,000          1,500            200            100            400
                                    ------         ------         ------         ------         ------         ------
Tool Products, Inc.                 10,384          7,300          1,900            400            200            584

Diversified Diemakers, Inc.         13,800          9,500          2,000            400            100          1,800


  - PULASKI                          3,700          2,400            400            600            200            100
  - RACINE PLANTS                    8,700          7,200            500            100            100            800
                                    ------         ------         ------         ------         ------         ------
Ganton Technologies, Inc.           12,400          9,600            900            700            300            900


Castmatic Corporation                5,000          4,600            400           --             --             --



\
INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 10/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                            CASE # 04-67612
                                                                      GANTON TECHNOLOGIES (RACINE)
                                     -----------------------------------------------------------------------------------------------
        ACCOUNT TYPE                 LOCKBOX 673025     DEPOSIT        AP        PR (HOURLY)  PR (SALARY)  GROUP HEALTH     TOTAL
         ACCOUNT #                     1851812055     5800062522   2176982961    2176983118   2176982839    2176982862
            BANK                        Comerica        Lasalle     Comerica      Comerica     Comerica      Comerica
BEGINNING BANK BALANCE                          -              -            -             -           -           -               -
RECEIPTS                                5,114,591      1,561,212            -         7,233           -           -       6,683,035
TRANSFERS IN (CORPORATE)                        -              -      775,193     1,528,581     277,494       6,865       2,588,133
DIP INFLOW                                      -              -            -             -           -           -               -
DISBURSEMENTS                                   -           (546)    (775,193)   (1,535,815)   (277,494)     (6,865)     (2,595,912)
TRANSFERS OUT (CORPORATE)              (5,114,591)    (1,560,666)           -             -           -           -      (6,675,256)
                                     ----------------------------------------------------------------------------------------------
ENDING BANK BALANCE                             -              -            -             -           -           -               -

WIRES PAID FOR BY CORPORATE                                         2,450,595        94,025                               2,400,150
CHECKS ISSUED                                                       1,043,097
TOTAL DISBURSEMENTS (SEE TOTAL
                                                                    ---------
 DISBURSEMENTS RECONCILIATION)                                      3,493,692
                                                                    =========

CHECKS ISSUED                                                       1,043,097
CHECK CLEARED                                                        (775,193)
                                                                    ---------
OUTSTANDING CHECKS (SEE
 OUTSTANDING CHECKLIST)                                               267,904
                                                                    =========

GANTON TECHNOLOGIES, INC. (RACINE)                             CASE NO. 04-67600
CASH DISBURSEMENTS
OCTOBER 2004

                                                                        TOTAL CASH
VENDOR #           VENDOR NAME                WIRES        CHECKS      DISBURSEMENTS
  10205    A & A MANUFACTURING                 7,665                        7,665
  10325    ACCOUNTEMPS                        61,549                       61,549
  61557    ACOM SOLUTIONS INC.                 2,244                        2,244
  10382    ACS                                    25                           25
  10055    ADA METAL PRODUCTS                  2,852                        2,852
 151245    ADECCO                              5,435                        5,435
  10415    ADT SECURITY SYSTEMS                  930                          930
  10425    ADVANCED WASTE SERVI                2,248                        2,248
 310205    AL PETERSEN                            75                           75
  11211    ALAARK ROBOTICS INC                   600                          600
  11225    ALL FASTENERS, INC.                 1,147                        1,147
  11230    ALL TOOL SALES INC.                    73                           73
 310580    ALLAN COTTINGIM                       100                          100
  11307    AMERICAN CA$H-2-GO                    389                          389
  11372    AMERICAN ENTERPRISE                 5,492                        5,492
  11308    AMERICAN GENERAL FIN                  268                          268
  11383    AMERICAN INDUSTRIAL                18,088                       18,088
  11373    AMERICREDIT FINANCIA                  400                          400
  11382    AMERIGAS - FRANKSVIL                1,915                        1,915
  11409    ANDERSON PUMP & PROC                  188                          188
  11320    APPLIED INDUSTRIAL T                  148                          148
 160122    ARCH WIRELESS                          66                           66
  12159    AURORA MEDICAL GROUP                   96                           96
  12182    AUTOMATIC DATA PROCE               15,986                       15,986
  12185    AUTOMATION SOLUTIONS                2,933                        2,933
  20114    BADGER METAL TECH IN                  449                          449
  20531    BELLE CITY FIRE                        45                           45
 310409    BEN LOCKMAN                         1,019                        1,019
  20199    BEST ENGINEERING CO.               14,225                       14,225
 130585    BODYCOTE THERMAL                    1,030                        1,030
  21553    BOSTON MUTUAL LIFE                  8,618                        8,618
  21560    BOULEVARD PROPERTIES LLC              821                          821
  21815    BROWN AND SHARPE                    1,280                        1,280
  21880    BRUCE COMPANY                       2,756                        2,756
  22144    BRUNER LAW OFFICES                     23                           23
  22130    BUELL AUTOMATICS INC                3,520                        3,520
  22134    BUHLER INC.                           192                          192
  20955    BULK LIFT INTERNATIONAL               562                          562
  30310    C & C ENTERPRISES, I                5,507                        5,507
  30593    CDW SELECT INC                        181                          181
  30815    CFS TAX SOFTWARE INC.                  94                           94
 101572    CHAPTER 13 TRUSTEE                  4,745                        4,745
 310612    CHARLOTTE PETERS                       48                           48
  30835    CHEMENCE INC.                         198                          198
  30843    CHEMTOOL INCORPORATE               21,722                       21,722
 310014    CHRIS MINIKEL                       1,181                        1,181
 310649    CHRISTOPHER REED                       49                           49
  30888    CINCINNATI TEST                     3,055                        3,055
  30904    CITI FINANCIAL                        260                          260
  31229    CLINE TOOL & SERVICE CO               921                          921
  51941    COMTECH MFG./ESTON M                1,048                        1,048
  31614    CONCENTRA MEDICAL CENTERS              81                           81
  31555    CO-OPERATIVE CREDIT                56,911        17,746         74,656
  31626    CORPORATE EXPRESS                     409                          409
  31803    CRD ENTERPRISES                       328                          328
  31840    CREATIVE FOAM CORPOR                1,276                        1,276
  31902    CREST PRODUCTS INC.                              12,843         12,843
 310710    CURT PAPE                             253                          253
  32180    CUSTOM MOLD ENG. CO.                   85                           85
 161233    DANA CORPORATION                                383,187        383,187
 310660    DARREN RUGH                            51                           51
 310683    DEB JOHNSON                           525                          525
  40564    DENTALBLUE                          6,268                        6,268
  40581    DEPARTMENT OF CORRECTIONS             150                          150
  40561    DEPT OF CORRECTIONS                   250                          250
  40576    DETROIT COIL COMPANY                  121                          121
  40957    DIRECT DENTAL SERVIC               68,167                       68,167

GANTON TECHNOLOGIES, INC. (RACINE)                             CASE NO. 04-67600
CASH DISBURSEMENTS
OCTOBER 2004

                                                                       TOTAL CASH
VENDOR #           VENDOR NAME                WIRES        CHECKS     DISBURSEMENTS
  40962    DIVERSIFIED TOOLING                 1,588                        1,588
 310680    DON MITCHELTREE                        44                           44
 310641    DONNA GERARDIN                         65                           65
  42165    DWD-UI COLLECTION SE                  116                          116
  50161    EAST RACINE PETROLEUM               3,800                        3,800
  50310    EASTERDAY OFFICE                    1,594                        1,594
  51215    ELCO SINTERED ALLOYS                2,589                        2,589
  51218    ELCO TEXTRON INC                    4,655                        4,655
  51440    ENGMAN-TAYLOR CO.                     148                          148
  52426    EXECUTIVE CONSULTING                5,980                        5,980
  52471    EYE CARE OF WISCONSI                1,783                        1,783
 190589    FELIZ SERVANTEZ                        60                           60
  61547    FORD CREDIT                           957                          957
  61561    FORD TOOL & GAGE                      331                          331
  61554    FOREST CITY TECHNOLO                  830                          830
  61580    FOX VALLEY FITTINGS AND               642                          642
 310461    FRED SANDERS                        1,935                        1,935
 141500    FREUDENBERG-NOK                                  43,521         43,521
  70500    G.E. CAPITAL CORPORA               63,515                       63,515
 191325    G.W. SMITH & SONS, I               57,864                       57,864
  70176    GARDTEC INC.                        2,395                        2,395
  70556    GENERAL INDUSTRIAL S                1,523                        1,523
  70570    GENESIS CONSULTANTS,INC                50                           50
  70590    GESSWEIN                              690                          690
 310541    GLENN SCHULTZ                         126                          126
  71569    GORDON FLESCH CO., I                2,584                        2,584
  71831    GREAT LAKES RUBBER AND                590                          590
  71901    GROUP ADMINISTRATORS                  635                          635
  82520    H.F.I. FLUID POWER                    262                          262
  80133    HALLMAN LINDSAY QUAL                   53                           53
  80919    HIGH RELIABILITY SYS                   68                           68
  80952    HILDRETH MANUFACTURI               18,543                       18,543
  82522    HYDRAULIC SERVICE OF                3,350                        3,350
  90410    IDEALEASE OF SOUTHEA                1,700                        1,700
  50615    IFM EFECTOR INC.                       29                           29
  91254    IGC TECHNOLOGIES                      429                          429
  91261    IMCO RECYCLING                                1,639,758      1,639,758
  91355    IMPREX, INC.                        6,380                        6,380
  91420    INDUSTRIAL ASSOCIATE                4,621                        4,621
  91449    INGERSOLL MACHINE TO               25,193                       25,193
  91463    INTEGRATED LOGISTICS                3,803                        3,803
  91485    INTERNAL REVENUE SER                  150                          150
  92011    ITALPRESSE OF AMERIC                  599                          599
 101901    J & S CHEMICAL CORP                   813                          813
 160523    JACOBSON MFG. LLC                   3,551                        3,551
 100107    JACOBUS ENERGY                        549                          549
 100530    JEFFERSON PILOT FINA                  140                          140
 100532    JEFFERSON PILOT FINA                3,359                        3,359
 310435    JEFFREY STROPES                        89                           89
 310009    JENNIFER SCHENNING                  1,769                        1,769
 310021    JERRY GUMM                            153                          153
 310527    JOE COCKING                           166                          166
 310511    JOHN NELSON                           280                          280
 310587    JON GOODLAND                          188                          188
 301602    KEVIN KOLECHECK                       162                          162
 110586    KEYENCE CORP.OF AMER                  299                          299
 110929    KMC STAMPINGS                       4,905                        4,905
  30915    KRISTIANSEN ENTERPRI                2,739                        2,739
 112200    KWIK TRIP INC                         276                          276
 121850    L & S ELECTRIC INC                      9                            9
 120948    L I N A                                 6                            6
 120115    LAB SAFETY SUPPLY                   1,100                        1,100
 120104    LaFRANCE                               95                           95
 310586    LARRY NEAL                            421                          421
 310522    LEE MCGEE                              77                           77
 110910    LIBRA INDUSTRIES, IN                2,784                        2,784
 120944    LIN ROE SERVICES INC                   42                           42
 130114    M&I TRUST                          56,499                       56,499

GANTON TECHNOLOGIES, INC. (RACINE)                             CASE NO. 04-67600
CASH DISBURSEMENTS
OCTOBER 2004

                                                                        TOTAL CASH
VENDOR #           VENDOR NAME                WIRES         CHECKS     DISBURSEMENTS
 130117    MACHINERY & FACTORY                   798                          798
 310475    MARK KRIEGER                           39                           39
 310699    MARK STEVENS                          359                          359
 130160    MARSHALL & ILSLEY TRUST               356                          356
 160585    MARTIN PETERSEN CO.                 4,100                        4,100
 310304    MARY JANE HANSEN                       40                           40
 141599    MCJUNKIN CORPORATION                  863                          863
 130300    MCMASTER-CARR SUPPLY                  321                          321
 310493    MELISSA PATRENETS                      23                           23
  32140    MEREDITH'S CULLIGAN                   142                          142
 130575    MERWIN STOLTZ CO                   27,587                       27,587
 130584    METAL FINISHING SUPPLY CO             157                          157
 130586    METAL WORLD, INC.                     201                          201
 310353    MICHAEL ANDERSON                      254                          254
 130905    MIDWEST FILTER                        151                          151
 310647    MIGUEL MEDINA                       6,963                        6,963
 130986    MILLER COMPRESSING CO                   8                            8
 131524    MINIATURE PRECISION                              17,748         17,748
  61817    MISDU                                 325                          325
 130982    MISSISSIPPI DEPT. OF                  207                          207
 131535    MOLD SUPPLIES INC                     415                          415
 131534    MOLTEN METAL EQUIPME                6,301                        6,301
 230960    MOTION INDUSTRIES, I               10,233                       10,233
 131900    MSC INDUSTRIAL SUPPL                6,741         6,741         13,482
 140100    NAPA AUTOMOTIVE PART                  383                          383
 140171    NASSCO INC.                         2,460                        2,460
 140535    NELSON ELECTRIC SUPP                1,111                        1,111
 310523    NOEL SCHROTENBOER                   1,481                        1,481
 150518    OFSI                                  956                          956
 150831    OHIO SCREW PRODUCTS                   562        13,864         14,426
  10409    OMNISOURCE                                        4,050          4,050
 160155    PARKER HANNIFIN CORP                              9,600          9,600
 310216    PAT MOORE                             653                          653
 160518    PENSKE TRUCK LEASING                  665                          665
 310395    PETE BOJKO                            305                          305
 160955    PIPER PLASTICS INC.                   385                          385
 161548    PONY EXPRESS                          350                          350
  20545    PRAXAIR DISTRIBUTION                1,248                        1,248
 162156    PUMPING SOLUTIONS                   1,135                        1,135
 130110    PUTNAM INVESTMENTS-                17,908                       17,908
 171904    QSR GROUP INC.                     14,449                       14,449
 172015    QUADRA                             67,250                       67,250
 180129    RACINE WATER AND                      246                          246
 310430    RAMON AYALA DELGADO                   260                          260
 180166    RAUSCH STURM ISRAEL                   227                          227
 180560    RES MANUFACTURING                                77,406         77,406
 310403    RICHARD STEVENS                        64                           64
 310692    RICK SLAFTER                           50                           50
 180980    RITTER ENGINEERING C                  197                          197
 181550    RMS QUALITY SERVICES                3,250                        3,250
 181546    ROCKFORD WELDING SUP                  979                          979
 310463    RON BAUS                            2,608                        2,608
 181579    ROTOR CLIP COMPANY, INC.              315                          315
 190118    SBS                                   485                          485
 190554    SENTINAL TECHNOLOGIE                  757                          757
 190552    SENTINEL FLUID CONTR                1,766                        1,766
 191535    SNYDER PLASTICS INC.                  491                          491
 191519    SODERBERG OPTICAL                     347                          347
 191627    SPRING ENGINEERING A                  762                          762

GANTON TECHNOLOGIES, INC. (RACINE)                             CASE NO. 04-67600
CASH DISBURSEMENTS
OCTOBER 2004

                                                                      TOTAL CASH
VENDOR #           VENDOR NAME              WIRES         CHECKS     DISBURSEMENTS
 160133    SSA GLOBAL                         48,598                       48,598
 310217    STEVE MUTCHIE                          45                           45
 192139    SUMITOMO ELECTRIC CA               12,024                       12,024
 192158    SUPERIOR DIE SET COR                  959                          959
 310525    TAMMY HAERTLE                          23                           23
 200406    TDL ELECTRONICS                       650                          650
  71222    THE GLENNON GROUP                     854                          854
 231545    THE WORLD CLASS MFG                10,483                       10,483
 200868    THOMAS SUPPLY COMPAN                   53                           53
 310442    TOM HOLZER                            300                          300
 201560    TOOL SERVICE CORPORA                4,080                        4,080
 201572    TOPPER INDUSTRIAL                   4,280                        4,280
 101500    TOWNSEND CONSULTING                   250                          250
 201812    TRANSDUCER TECHNIQUES                 485                          485
 201833    TRANS-MAN LOGISTICS                              65,253         65,253
 201839    TRELLEBORG AUTOMOTIV                4,359       144,900        149,259
 202150    TWIN CITY OPTICAL                     188                          188
 211908    U.S. CELLULAR                       4,803                        4,803
 210105    UAW LOCAL 627                      33,433                       33,433
 210106    UAW V-CAP                             141                          141
 211251    ULINE                               1,173                        1,173
 211475    UNITED LEASING ASSOC                  328                          328
 211455    UNITED PARCEL SERVIC                   67                           67
 211903    US DEPT OF EDUCATION                  870                          870
 161837    USON LP                               929                          929
 141608    VERSA IRON & MACHINE                  420                          420
 220970    VISION CLINIC                          32                           32
  71810    W.W. GRAINGER INC.                  1,794                        1,794
 230161    WASTE MANAGEMENT                       25                           25
 230954    WE ENERGIES                         7,640                        7,640
 230841    WI SCTF                             1,151                        1,151
 180117    WI SCTF                            72,745       (18,145)        54,600
 230976    WISC. LIFTING SPECIA                   56                           56
 230999    WISCONSIN DEPT OF REVENUE             399                          399
 230943    WISCONSIN DEPT OF REVENUE             613                          613
 230974    WISCONSIN LIFT TRUCK                6,292                        6,292
 231529    WOLTER INVESTMENT CO                7,435                        7,435
 240510    YASKAWA ELECTRIC                      603                          603
 260520    ZEE MEDICAL, INC.                     253                          253
           Transman Ocotber Allocation        13,625                       13,625
                                         -----------   -----------    -----------

           TOTALS                        $ 1,075,220   $ 2,418,471    $ 3,493,692

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600

RACINE - OCTOBER BANK RECONCILIATION

Bank Balance                                        -

Actual Outstanding Checks                 (267,904.05)
                                          -----------
Book Balance                              (267,904.05)
                                          ===========

Difference

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600

RACINE
OUTSTANDING CHECKS

    CHECK                 DATE                ISSUED AMOUNT
       40129           10/11/2004                  812.50
       40188           10/15/2004                    9.00
       40199           10/15/2004                  491.40
       40207           10/15/2004                   91.51
       40214           10/18/2004                  791.50
       40230           10/18/2004                  350.00
       40231           10/18/2004                1,135.12
       40244           10/20/2004                9,082.73
       40249           10/20/2004                1,838.16
       40262           10/20/2004                  845.85
       40265           10/20/2004                  299.00
       40268           10/20/2004                  791.95
       40269           10/20/2004                   41.86
       40271           10/20/2004                  415.44
       40274           10/20/2004                  928.78
       40275           10/20/2004                  485.00
       40276           10/20/2004                   62.00
       40282           10/20/2004                1,332.34
       40283           10/20/2004                3,088.43
       40289           10/21/2004                  148.21
       40294           10/21/2004                  562.00
       40297           10/21/2004                  198.28
       40298           10/21/2004                  913.00
       40303           10/21/2004                   50.00
       40310           10/21/2004                1,086.29
       40315           10/21/2004                   25.00
       40316           10/21/2004                  250.00
       40318           10/21/2004                  802.34
       40322           10/21/2004                  151.35
       40323           10/21/2004                   26.07
       40325           10/21/2004                1,013.99
       40330           10/21/2004                4,100.00
       40331           10/21/2004                  699.00
       40340           10/21/2004                  400.00
       40343           10/21/2004                1,742.12
       40346           10/21/2004                   89.79
       40349           10/21/2004                   35.00
       40351           10/21/2004                  121.00
       40355           10/21/2004                  109.80
       40357           10/21/2004                   45.00
       40359           10/21/2004                   43.50
       40362           10/26/2004                  600.00
       40363           10/26/2004                  279.45
       40364           10/26/2004                   40.00
       40365           10/26/2004                  113.00
       40366           10/26/2004                  454.60
       40367           10/26/2004                1,423.68
       40368           10/26/2004               13,045.80
       40369           10/26/2004                2,198.10
       40370           10/26/2004                1,275.68
       40371           10/26/2004                   84.50
       40372           10/26/2004                1,258.00
       40373           10/26/2004                2,395.00
       40374           10/26/2004                  690.00
       40375           10/26/2004                  335.18
       40377           10/26/2004                2,374.85
       40378           10/26/2004                  152.50
       40379           10/26/2004                  745.91
       40380           10/26/2004                1,785.98
       40381           10/26/2004                  757.56
       40382           10/26/2004                   21.92
       40384           10/26/2004                1,234.37
       40385           10/26/2004                  361.30

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600

RACINE
OUTSTANDING CHECKS

    CHECK                 DATE                ISSUED AMOUNT
       40387           10/26/2004                  397.50
       40389           10/26/2004                1,596.97
       40390           10/26/2004                  613.15
       40391           10/26/2004                5,539.97
       40392           10/26/2004                  250.00
       40394           10/28/2004                8,848.75
       40395           10/28/2004                1,570.00
       40397           10/28/2004                   89.24
       40398           10/28/2004                  100.00
       40399           10/28/2004                2,195.26
       40400           10/28/2004                1,950.63
       40401           10/28/2004                   23.10
       40402           10/28/2004                2,608.44
       40403           10/28/2004                   65.00
       40404           10/28/2004               16,459.85
       40405           10/28/2004                   62.00
       40406           10/28/2004                  200.00
       40407           10/28/2004                  150.00
       40408           10/28/2004                   23.10
       40409           10/28/2004                1,593.95
       40410           10/28/2004                  148.40
       40411           10/28/2004                  758.35
       40412           10/28/2004                  781.20
       40413           10/28/2004                   65.00
       40414           10/28/2004                   50.00
       40415           10/28/2004                  498.18
       40416           10/28/2004                1,580.00
       40417           10/28/2004                   50.00
       40418           10/28/2004                  598.59
       40419           10/28/2004                1,045.00
       40420           10/28/2004                9,538.63
       40421           10/28/2004                9,494.89
       40422           10/28/2004                  355.59
       40423           10/28/2004                2,176.84
       40424           10/28/2004                   89.07
       40425           10/28/2004                  287.36
       40426           10/28/2004                   36.28
       40427           10/28/2004                   66.38
       40428           10/28/2004                  280.95
       40429           10/28/2004                8,467.23
       40430           10/28/2004                   40.00
       40431           10/28/2004                3,534.99
       40432           10/28/2004               16,125.56
       40433           10/28/2004                  332.53
       40434           10/28/2004                   16.00

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600

RACINE
OUTSTANDING CHECKS

    CHECK                 DATE                ISSUED AMOUNT
       40435           10/28/2004                1,150.84
       40436           10/28/2004                  119.13
       40437           10/28/2004                   49.28
       40438           10/28/2004                  162.34
       40439           10/28/2004                  140.90
       40440           10/28/2004                   39.20
       40441           10/28/2004                   23.13
       40442           10/28/2004                  147.15
       40443           10/28/2004                   47.82
       40444           10/28/2004                   65.13
       40445           10/28/2004                1,153.84
       40446           10/28/2004                   50.63
       40447           10/28/2004                   50.00
       40449           10/29/2004                1,864.12
       40450           10/29/2004                2,755.60
       40451           10/29/2004                  143.87
       40452           10/29/2004                  684.69
       40453           10/29/2004                1,047.60
       40454           10/29/2004                  330.95
       40455           10/29/2004               63,515.00
       40456           10/29/2004                  113.40
       40457           10/29/2004                  300.00
       40458           10/29/2004                   68.32
       40459           10/29/2004                  136.34
       40460           10/29/2004                   30.18
       40461           10/29/2004                    8.00
       40462           10/29/2004                  420.00
       40463           10/29/2004                  384.70
       40464           10/29/2004               20,000.00
       40465           10/29/2004                3,250.00
       40466           10/29/2004                  378.52
       40467           10/29/2004                  425.00
       40468           10/29/2004                  962.75
                                               ----------
October outstanding checks                     267,904.05
                                               ==========

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 10/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                     CASE # 04-67612
                                                              GANTON TECHNOLOGIES (PULASKI)
                                     -------------------------------------------------------------------------------
        ACCOUNT TYPE                 LOCKBOX 673017       LOCKBOX 77165         AP              PR           TOTAL
         ACCOUNT #                     1851811388           644113482       2176982953      2176983100
            BANK                        Comerica            Bank One         Comerica        Comerica
BEGINNING BANK BALANCE                        -                   -                 -               -              -
RECEIPTS                                 98,357              64,751                 -             326        163,434
TRANSFERS IN (CORPORATE)                      -                   -           235,833         460,446        696,280
DIP INFLOW                                    -                   -                 -               -              -
DISBURSEMENTS                                 -                   -          (235,179)       (460,446)      (695,625)
TRANSFERS OUT (CORPORATE)               (98,357)            (64,751)             (655)           (326)      (164,089)
                                     -------------------------------------------------------------------------------
ENDING BANK BALANCE                           -                   -                 -               -              -

WIRES PAID FOR BY CORPORATE                                                   797,424                        797,424
CHECKS ISSUED                                                                 363,729
                                                                            ---------
TOTAL DISBURSEMENTS (SEE TOTAL
 DISBURSEMENTS RECONCILIATION)                                              1,161,154
                                                                            =========

CHECKS ISSUED                                                                 363,729
CHECK CLEARED                                                                (235,179)
                                                                            ---------
OUTSTANDING CHECKS (SEE
 OUTSTANDING CHECKLIST)                                                       128,551
                                                                            =========

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
OCTOBER 2004

 VEND#              NAME                               WIRES             CHECKS           TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------
 10206    ATF, INC.                                                                                     -
 10213    ABERNATHY HARDWARE
 10217    ABBOTT BALL COMPANY                                                                           -
 10267    AH ASSOCIATES                                                    1,200                    1,200
 10324    DIVERSIFIED PRINTING                                                                          -
 10482    ADVANCE PRODUCTS                                                                              -
 10906    AIR DRAULICS ENGINEE                                                                          -
 10921    BOC GASES                                                                                     -
 10923    AIRGAS SOUTH (BOC GA                                             2,794                    2,794
 11198    IMCO RECYCLING                               663,323                                    663,323
 11202    AL CAST COMPANY                               86,067                                     86,067
 11234    ALLIED SUPPLY CO., I                                                                          -
 11252    ALTERNATIVE STAFFING                                                                          -
 11282    ALUMINUM RESOURCES I                                                                          -
 11303    AMERICAN CHEMICAL                                               16,789                   16,789
 11315    AMCOR                                                                                         -
 11407    ANIXTER PENTACON, IN                                                                          -
 11705    ARCH WIRELESS                                                                                 -
 11980    ASSOCIATED BAG COMPANY                                                                        -
 12030    ATCO INDUSTRIES, INC                                             9,996                    9,996
 12180    AUTOMATIC DATA PROCE                                             4,776                    4,776
 12236    AVAS                                                                                          -
 20110    BADGER COATINGS INC                                                                           -
 20114    BADGER METAL TECH IN                                                                          -
 20122    BAGWELL OFF.SYSTEMS,                                                                          -
 20142    BAILEY COMPANY                                                                                -
 20158    BANK OF FRANKEWING                                                 870                      870
 20312    B & C INSTRUMENTS                                                                             -
 20503    BECK ALUMINUM CORPOR                                                                          -
 20529    BELLSOUTH                                                        1,087                    1,087
 20582    BETZ DEARBORN                                                                                 -
 20610    BG & R COMPANY                                                                                -
 20611    BROWNING-FERRIS IND                                                                           -
 20957    BIRMINGHAM TOLEDO, I                                                                          -
 21535    OFFICE MAX-A BOISE C                                                                          -
 21553    BOSTON MUTUAL LIFE                                               2,494                    2,494
 21580    TAMMY KAY BOWEN                                                    556                      556
 21870    BROWN & SHARPE MFG. CO.                                                                       -
 21896    BSL TELEPHONY SERVS.                                                                          -
 22134    BUHLER INC.                                                      6,755                    6,755
 30007    C & H TOOL & SUPPLY                                              1,661                    1,661
 30158    CARDINAL METALS INC.                                                                          -
 30169    CASTOOL                                                            526                      526
 30184    CARR LANE MANUFACTUR                                                                          -
 30187    CATERPILLAR FINANCIAL                                              659                      659
 30523    CENTRAL CHILD SUPPOR                                             5,415                    5,415
 30524    CENTRO                                                                                        -
 30831    CHEM STATION                                                                                  -
 30838    CHEM-STATION                                                                                  -
 30843    CHEMTOOL INCORPORATED                                                                         -

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
OCTOBER 2004

 VEND#              NAME                               WIRES             CHECKS           TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------
 30862    CHILES OIL INC.                                                    905                      905
 30893    CHURCH AUTO PARTS CO                                                                          -
 30896    CINCINNATI DYNACOMP                                                                           -
 30921    CINTAS CORPORATION                                               5,503                    5,503
 31208    CLARK ASSOCIATES                                                                              -
 31302    CLIFTON AUTOMATIC, INC.                                                                       -
 31523    COLE-PARMER INSTRUMENT CO                                                                     -
 31525    CMM CALIBRATION AND                                                                           -
 31527    COMFORT INN OF PULAS                                                                          -
 31605    COLUMBIA MACHINE WOR                                                                          -
 31608    EXPEDITED DELIVERING                                                                          -
 31617    CONTACTS METALS WELD                                                                          -
 31810    CRANE PRO SERVICES                                                                            -
 31859    CROSS CHEMICAL CO.,                                                                           -
 40153    DANIEL ETHRIDGE                                                    263                      263
 40194    CINDY WATSON                                                       275                      275
 40200    GLOBAL DOCUGRAPHIX                                                 624                      624
 40404    R.O. DEADERICK CO, I                                                                          -
 40547    TENN.VALLEY RECYCLING LLC                                                                     -
 40557    DELL MARKING SYSTEMS                                               684                      684
 40585    DEVCO CORPORATION                                                                             -
 40927    DICKEYS FLOWERS & NU                                               110                      110
 40940    DIE-TECH WIRE TOOL I                                                                          -
 40974    DIXIE COMPRESSOR & P                                                                          -
 41300    D.M.E. COMPANY                                                     310                      310
 41513    DONALDSON COMPANY, I                                               472                      472
 41831    DRILLMASTER TOOL                                                                              -
 50442    EDUCATION DIRECT                                                                              -
 50453    EDWARDS XPRESS INC.                                              2,894                    2,894
 50620    EEP GROUP                                                        4,092                    4,092
 51246    ELLIOTT HY-TEST                                                                               -
 51310    EMED COMPANY INC                                                                              -
 51329    EMPIRE CNC SERVICES                                             30,259                   30,259
 51565    EPCO PRODUCTS, INC.                                                                           -
 52052    EVERS CONSTRUCTION CO.INC                                                                     -
 60145    FANUC AMERICA CORPORATION                                                                     -
 60917    FIRE EXTINGUISHER AN                                               220                      220
 60921    FIRST NATIONAL BANK                                             11,239                   11,239
 62161    FURNACE PARTS, LLC                                                                            -
 70141    GE CAPITAL                                                                                    -
 70160    INTERMET                                                           961                      961
 70178    GARRISON SERVICE COM                                                                          -
 70536    GENESEE POLYMERS CORP.                                                                        -
 70936    GENERAL SUPPLY CORP.                                             1,625                    1,625
 70939    GILES COUNTY CLERK                                                                            -
 70952    GIBSON'S GLASS & MIR                                                                          -
 70962    GIBSON BROTHERS AUTO                                                                          -
 71806    GRAEBEL MOVING AND                                                                            -
 71811    GRAINGER                                                                                      -
 71838    GLPS CANADA, INC.                                                                             -

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
OCTOBER 2004

 VEND#              NAME                               WIRES             CHECKS           TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------
 71840    JM GRIMSTAD INC                                                                               -
 80191    HARCROS CHEMICALS, I                                               862                      862
 80566    GE BETZ, INC.                                                                                 -
 80803    BUDDY HICKMAN                                                                                 -
 80952    HILDRETH MANUFACTURI                                                                          -
 81540    HOLIDAY INN                                                        616                      616
 81546    HOLLEY'S PRINTING                                                                             -
 81560    HONEY ACRES                                                        345                      345
 82125    HUGHES PARKER INDUST                          11,006             3,728                   14,734
 91371    INNOVATIVE CASTING T                                                                          -
 91447    J&J/INGAS PROPANE                                                1,659                    1,659
 91522    INTERMET-MONROE CITY PDC                                                                      -
 91524    INDUSTRIAL FINISHING                                               669                      669
 91561    WALKER-WHITE TERMITE                                                                          -
 91562    IONIC TECHNOLOGIES,                                                                           -
 91851    IRON AGE PROTECTIVE                                                                           -
100601    J-COM EDI SERVICES                                                                            -
100810    J & H MACHINE TOOL I                                                                          -
100812    J & K INDUSTRIAL SUP                                               317                      317
101311    JM FOREST PRODUCTS,                                              2,890                    2,890
101561    RANDSTAD                                                        67,764                   67,764
110131    LAKESIDE MANUFACTURI                                            26,554                   26,554
110164    KANO LABORATORIES                                                                             -
110552    KELSEY ELECTRIC                                                                               -
110558    ALABAMA CHILD SUPPOR                                               402                      402
120533    LEWIS ELECTRIC                                                                                -
120545    BELLWRIGHT INDUSTRIE                                                                          -
120557    LEWISBURG RUBBER AND                                                                          -
121900    AVAYA INC.                                                         592                      592
130113    PUTNAM INVESTMENTS-                                             12,920                   12,920
130300    MCMASTER-CARR SUPPLY                                                                          -
130542    MENNETTIS QUALITY SE                                                                          -
130587    METOKOTE                                                        13,104                   13,104
130608    METAL WORKING SUPPLY CO.                                        12,242                   12,242
130700    M.G. ELECTRONIC EQUI                                                                          -
130983    MICHIGAN MILL & ABRA                                                                          -
130989    JOHN-MICHAELS ENTERP                                            31,621                   31,621
131010    MID-SOUTH METALLURGI                                                                          -
131121    Forklift Systems                                                                              -
131122    Chris Douthit                                                    6,535                    6,535
131128    SLOCUM INDUSTRIAL                                                                             -
131130    G.C. Fox Trucking, I                                                                          -
131146    Southwestern                                                                                  -
131156    PUTMAN INVESTMENTS                                                 798                      798
131169    Marc Lowe                                                          194                      194
131174    Niel Barnhart                                                      472                      472
131178    Global Exchange Serv                                                59                       59
131180    Sprint                                                             459                      459
131182    Jefferson Pilot Fina                                               968                      968
131189    Linda Tomlin                                                                                  -

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
OCTOBER 2004

 VEND#              NAME                               WIRES             CHECKS           TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------
131191    Lin Roe Services, Inc.                                           1,250                    1,250
131193    Jefferson Pilot Fina                                                                          -
131201    Jack Warren                                                        943                      943
131202    Hidden Valley                                                      409                      409
131230    James Greenwell                                                                               -
131231    Robin Couldry                                                    1,302                    1,302
131255    Steve Romick                                                     4,588                    4,588
131259    Carrie Smith                                                       310                      310
131290    John Murphy                                                        853                      853
131330    Expedite Services                                                  448                      448
131333    Dale Rental Properties                                             400                      400
131352    White and Stafford                                                 453                      453
131571    MOTION INDUSTRIES                                                  172                      172
131900    MSC IND. SUPPLY CO.                                                                           -
140125    PROCLEAN SUPPLIES &                                                234                      234
140133    NASHVILLE METAL PREP, INC                                                                     -
140193    NATIONS RENT                                                                                  -
140599    NEWSOM INDUSTRIES                                                4,680                    4,680
151322    OMEGA ENGINEERING                                                                             -
151815    ORECREEK PRO FAB                                                                              -
151876    JOHN OSBORNE FENCING                                                                          -
160108    PACKAGING FULFILLMEN                                             6,172                    6,172
160159    PARKER SEAL COMPANY                                                                           -
160549    PEREZ SERVICES INC.                                              1,903                    1,903
160890    PHYSICIANS AND SURGE                                               612                      612
160943    PINNACLE CONSTRUCTIO                                                                          -
160945    PIONEER METAL FINISH                                             1,094                    1,094
160960    PIPING PLUS INC.                                                                              -
161566    POSTMASTER                                                         222                      222
161597    POWER EQUIPMENT COMP                                                                          -
161830    PRECISION TOOL COMPA                                                                          -
161831    PRECISION MACHINERY                                                                           -
161837    USON LP                                                          3,530                    3,530
162145    PULASKI ELECTRIC, WA                                             1,055                    1,055
162148    PULASKI LUMBER COMPA                                                                          -
162575    PYROTEK, INC.                                                                                 -
171900    QSG                                                              4,807                    4,807
172100    QUAD STEEL CORPORATION                                           2,931                    2,931
172114    QUALITY MOLD                                                       856                      856
180093    RJW MANUFACTURING, I                                                                          -
180094    R & R RENTALS                                                                                 -
180134    RADIO SHACK                                                                                   -
180302    RAM CORPORATION, INC.                                                                         -
180508    BI-LO / RED FOOD                                                                              -
180510    REFRACTORY ENGINEERS                                                                          -
180555    RENT RIGHT INC                                                                                -
180913    RICHLAND INN                                                                                  -
180918    RICHLAND, LLC                                 12,173             5,480                   17,653
180950    RIMROCK                                                                                       -
180982    RIVERSBURG WELDING C                                                                          -

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
OCTOBER 2004

 VEND#              NAME                               WIRES             CHECKS           TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------
180983    RIVER TOOL TECH, INC                                               724                      724
181572    ROSEMONT INDUSTRIES                                              2,066                    2,066
181574    ROURA IRON WORKS INC                                                                          -
181578    ROTO-ROOTER                                                        670                      670
190125    SAFETY-KLEEN SYSTEMS                                                                          -
190515    SEARS                                                                                         -
190527    MAGNA-TECH SE.                                                                                -
190532    SELECT FOODS INC.                                                                             -
190811    SHEFFIELD MACHINE AN                                                                          -
190951    SKF SPINDLE SERVICE                                                                           -
191221    SLOAN FLUID                                                        173                      173
191334    JEFFERSON SMURFIT CORP.                                                                       -
191607    F.S. SPERRY                                                                                   -
191609    SEI ENVIROMENTAL INC                                                                          -
191619    SPECTRO ALLOYS CORP                                                                           -
191631    SPECTRO ANALYTICAL                                                                            -
191636    SPARTAN WOOD PRODUCTS                                              580                      580
192003    STANS ALTERNATOR &                                                 174                      174
192043    STEWARTS WHOLESALE TIRE                                             18                       18
192046    STERICYCLE INC.                                                     10                       10
192048    C KENNETH STILL  TRU                                               510                      510
192066    STUART C. IRBY COMPA                                               832                      832
192093    ST. JOE TOOL COMPANY                                                                          -
192156    SUPERIOR TOOL AND DI                                                                          -
192159    SUPERIOR TOOL & DIE CO                                                                        -
192342    SWIFT INDUSTRIAL POW                                                                          -
200191    TAYLOR CONTROL                                                                                -
200526    TECHNO-COAT, INC.                                                                             -
200532    TECHNICRAFT, INC.                                                                             -
200575    TREASURER,STATE OF T                                                                          -
201585    JO ANN TOWNSEND                                                                               -
211470    UNITY SYSTEMS INC.                                                  51                       51
211940    PREX/USON L.P.                                                                                -
220141    VALENITE                                                           908                      908
220550    VEKTEK, INC.                                                     4,702                    4,702
220912    VIBRO/DYNAMICS CORP.                                                                          -
230142    STEPHANIE WALTERS                                                  746                      746
230148    WALKER WRECKER SERVI                                                                          -
230173    WATKINS TRUCKING, IN                                                90                       90
230178    WATSON'S OFFICE SUPP                                               706                      706
231911    WRIGHT-K TECHNOLOGY                                                                           -
240510    YASKAWA ELECTRIC                                                                              -
251555    YXLON                                                                                         -
260562    ZEP MANUFACTURING CO.                                                                         -
310350    MARK KOSKI                                                         363                      363
310507    HENRY E. HILDEBRAND,                                             2,863                    2,863
310678    WINSTON UPCHURCH                                                   374                      374
310706    RODNEY NORWOOD                                                      34                       34
400073    MAGID GLOVE/EQUITY I                                                                          -
400090    PRINCE MACHINE CORP                                                500                      500

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
OCTOBER 2004

 VEND#              NAME                               WIRES             CHECKS           TOTAL DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------
500057    VERIZON WIRELESS                                                   155                      155
          Transman                                      24,855                                     24,855
                                                     ---------         ---------              -----------
TOTAL                                                $ 797,424         $ 363,730              $ 1,161,154

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600

PULASKI - OCTOBER BANK RECONCILIATION

Bank Balance                                                        -

Actual Outstanding Checks                                 (128,550.70)
Outstanding P/R Checks                                     (83,669.89)
October Wire transfer issues corrected in November         423,969.13
                                                          -----------
Book Balance                                               211,748.54

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600

PULASKI
OUTSTANDING CHECKS

    CHECK                  DATE               ISSUED AMOUNT
       12696            10/18/2004               1,567.50
       12702            10/20/2004               1,317.28
       12703            10/20/2004               1,090.61
       12704            10/20/2004                 331.00
       12705            10/20/2004                  85.54
       12708            10/20/2004                 659.12
       12709            10/20/2004                 765.55
       12710            10/20/2004               1,260.45
       12712            10/20/2004                  90.01
       12713            10/20/2004                 472.28
       12714            10/20/2004                 264.50
       12715            10/20/2004               1,666.29
       12717            10/20/2004                 408.60
       12718            10/20/2004                 316.85
       12719            10/20/2004                 754.50
       12721            10/20/2004                  67.00
       12728            10/20/2004                 614.40
       12729            10/20/2004               1,614.06
       12730            10/20/2004                 856.05
       12732            10/20/2004                 670.00
       12733            10/20/2004                 173.34
       12734            10/20/2004                  10.11
       12735            10/20/2004                 170.00
       12738            10/20/2004                 689.39
       12739            10/20/2004                 490.00
       12741            10/22/2004               9,995.50
       12742            10/22/2004               5,146.41
       12743            10/22/2004                 616.40
       12745            10/22/2004                 449.40
       12747            10/22/2004              12,523.86
       12749            10/22/2004                  67.00
       12750            10/22/2004               1,798.50
       12755            10/22/2004               3,529.70
       12756            10/22/2004               3,192.63
       12759            10/22/2004                 174.20
       12764            10/25/2004               1,054.83
       12765            10/25/2004                  40.00
       12767            10/26/2004               1,609.00
       12768            10/26/2004                 955.26
       12769            10/26/2004               1,153.50
       12771            10/26/2004                 305.37
       12772            10/26/2004               3,052.50
       12774            10/26/2004                 459.25
       12775            10/26/2004                 409.00
       12776            10/26/2004               2,889.54
       12777            10/26/2004                 240.00
       12778            10/26/2004                 226.67
       12779            10/26/2004               4,680.00
       12780            10/26/2004               1,902.63
       12781            10/26/2004                 612.00
       12783            10/26/2004                  51.25
       12784            10/26/2004                  90.00
       12785            10/26/2004                 464.25
       12786            10/26/2004                 155.22
       12788            10/28/2004              15,080.00
       12789            10/28/2004               1,165.13
       12790            10/28/2004                 243.00
       12791            10/28/2004               1,086.67
       12792            10/28/2004               1,282.50
       12793            10/28/2004                 184.44
       12794            10/28/2004               1,376.63
       12795            10/28/2004                 525.59
       12796            10/28/2004                 898.47
       12797            10/28/2004                  90.01
       12798            10/28/2004                 624.26
       12799            10/28/2004                 309.63
       12800            10/28/2004               2,254.47
       12801            10/28/2004                 342.61
       12802            10/28/2004               1,303.62
       12803            10/28/2004              10,374.44

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600

PULASKI
OUTSTANDING CHECKS

    CHECK                  DATE               ISSUED AMOUNT
       12804            10/28/2004               5,470.31
       12805            10/28/2004                  67.00
       12806            10/28/2004               6,353.29
       12807            10/28/2004                 313.50
       12808            10/28/2004                 320.00
       12809            10/28/2004                 494.41
       12810            10/28/2004               1,727.96
       12811            10/28/2004                  85.00
       12812            10/28/2004                 153.71
       12813            10/28/2004                  80.63
       12814            10/28/2004                 490.00
       12816            10/28/2004               1,605.12
                                               ----------
Outstanding October Checks                     128,550.70
                                               ==========

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

                           Period Ending: October 31, 2004
                                          -------------------



     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)






        Ganton Technolgies, Inc.
NAME:   Case Number: 04-67600                CAPACITY:
                                                        ------  Shareholder
Management and other insider compensation are
maintained at Internet Corporation. Please see          ------  Officer
Intermet Corporation (Case #04-67597)
for all insider compensation/payments.                  ------  Director

                                                        ------  Insider

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



CURRENT COMPENSATION PAID:                      Weekly      or     Monthly

                                                ---------          -------

CURRENT BENEFITS PAID:                          Weekly      or     Monthly

          Health Insurance
                                                ---------          -------
          Life Insurance
                                                ---------          -------
          Retirement
                                                ---------          -------
          Company Vehicle
                                                ---------          -------
          Entertainment
                                                ---------          -------
          Travel
                                                ---------          -------
          Other Benefits
                                                ---------          -------
          Total Benefits
                                                ---------          -------

CURRENT OTHER PAYMENTS PAID:                    Weekly      or     Monthly

          Rent Paid
                                                ---------          -------
          Loans
                                                ---------          -------
          Other (Describe)
                                                ---------          -------
          Other (Describe)
                                                ---------          -------
          Other (Describe)
                                                ---------          -------

          Total Other Payments
                                                ---------          -------

CURRENT TOTAL OF ALL PAYMENTS:                  Weekly      or     Monthly

                                                                    $ 0
                                                ---------          -------


DATED:
      --------------------------                -------------------------------
                                                PRINCIPAL, OFFICER, DIRECTOR, OR
                                                INSIDER


                          Intermet Corporation and Subsidiaries                           Ganton Technologies, Inc.
                             Schedule of In-Force Insurance                               Case Number: 04-67600


POLICY COVERAGE                                     CARRIER                 POLICY PERIOD
-----------------------------   ----------------------------  ----------------------------

Property                                             Lloyds               11/1/04-11/01/05
Boiler/Machine                                     Hartford               11/1/04-11/01/05
Cargo                                        Fireman's Fund               11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund               11/1/04-11/01/05

Aviation                                              USAIG               11/1/04-11/01/05

Fiduciary                                          St. Paul               11/1/04-11/01/05

Primary D&O                                        St. Paul               11/1/04-11/01/05
Excess D&O                                            Chubb               11/1/04-11/01/05
Side A                                         Platte River               11/1/04-11/01/05

Crime                                                  Gulf                11/1/04-12/1/04

General Liability                            Liberty Mutual               11/1/04-12/22/04
Umbrella                                     National Union               11/1/04-12/22/04

Work Comp                                    Liberty Mutual               11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual               11/1/04-12/22/04

Auto                                         Liberty Mutual               11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual               11/1/04-12/22/04


                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR

                       THE PERIOD ENDED: October 31, 2004
                                        ------------------

IN RE:
Intermet Corporation, et al
                                                CASE NUMBER: 04-67601

                                                Chapter 11
Intermet Holding Company                        Judge: Marci B. McIvor
---------------------------------------/
                          Debtor


As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X      Operating Statement                     (Form 2)
        ---

         X      Balance Sheet                           (Form 3)
        ---

         X      Summary of Operations                   (Form 4)
        ---

         X      Monthly Cash Statement                  (Form 5)
        ---

         X      Statement of Compensation               (Form 6)
        ---

         X      Schedule of In-Force Insurance          (Form 7)
        ---

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)       YES  X              NO
                                                 ---                ---

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

5. All United States Trustee Quarterly fees have been paid and are current.
                                            YES  X              NO
                                                ---                ---

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

                                /s/ Robert E. Belts
Dated:  December 3, 2004        ------------------------------------------------
       ------------------       Debtor In Possession

                                Chief Financial Officer      (248) 952-2500
                                -----------------------  -----------------------
                                Title                    Phone


                                                                          Form 1

     Intermet Corporation and Subsidiaries
     Operating Statement                                                      Case # 04-67601
     For the Month Ended 10-31-04                                                 Intermet
     (000's)                                                                      Holding Co.
                                                                 ---------------------------------------------
                                                                    Current Month         Total Since Filing
                                                                 ---------------------   ---------------------
     Net Sales                                                                     $0                      $0

     Cost of Goods Sold
     Materials and Freight                                                          0                       0
     Wages - Hourly                                                                 0                       0
     Wages-Salary                                                                   0                       0
     Employee Benefits and Pension                                                  0                       0
     Repairs & Maintenance                                                          0                       0
     Supplies                                                                       0                       0
     Utilities                                                                      0                       0
     Purchased Components/Services                                                  0                       0
     Income(loss) from Pattern Sales                                                0                       0
     Fixed Asset - (gain/loss)                                                      0                       0
     MIS Expense                                                                    0                       0
     Travel & Entertainment                                                         0                       0
     Other Variable Costs                                                           0                       0
     Depreciation & Amortization                                                    0                       0
     Other Allocated Fixed Costs                                                    0                       0
     Other Fixed Costs                                                              0                       0
                                                                 ---------------------   ---------------------
     Cost of Goods Sold                                                             0                       0

     Gross Profit                                                                   0                       0

     Plant SG&A Expense                                                             0                       0
     SG&A Expense - Allocation (Sched 1)                                            0                       0
     Other Operating Expenses                                                       0                       0
                                                                 ---------------------   ---------------------
      Total Operating Expenses                                                      0                       0

                                                                 ---------------------   ---------------------
      Operating Profit                                                              0                       0

     Outside Interest Income                                                        0                       0
     Outside Interest (Expense)                                                     0                       0
     Intercompany Interest Income                                                   0                       0
     Intercompany Interest (Expense)                                                0                       0
     Charges (From) Affiliates                                                      0                       0
     Charges To Affiliates                                                          0                       0
     Income From European Subsidiary                                                0                       0
     Other Income/(Expense)                                                         0                       0
                                                                 ---------------------   ---------------------
     Total Non-Operating Expenses                                                   0                       0

     Income Before Income Taxes                                                     0                       0

     Income Tax Expense                                                             0                       0

                                                                 ---------------------   ---------------------
     Net Income                                                                    $0    *                 $0
                                                                 =====================   =====================


NOTE: FOR FINANCIAL REPORTING PURPOSES, INTERMET HOLDINGS INCLUDED IN FOREIGN OPERATIONS. FOR OCTOBER 2004, $371,000 OF INTERCOMPANY INTEREST WAS ELIMINATED THROUGH FOREIGN OPERATIONS AND THEREFORE NOT INCLUDED IN THE ABOVE STATEMENT.

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (October)
(Allocation of Corporate Costs to Filing Entities)

                                                      October
                                                     ----------
Officer Compensation                                 $  196,042
Salary Expense other Employees                          802,961
Employee Benefits and Pension                           133,527
Payroll Taxes                                            43,948
Other Taxes                                            6,922.86
Rent and Lease Expense                                  180,971
Interest Expense
Insurance                                                69,363
Automobile and Truck Expense                              2,695
Utilities(Gas Electric,Phone)                            47,700
Depreciation                                             89,205
Travel and Entertainment                                 70,376
Repairs and Maintenance                                  53,523
Advertising/Promotion                                         0
Supplies, Office Expense                                 24,275

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                           131,192
Bank Fees                                                17,576
Public Reporting Fees                                    16,000
Employee Relocation/Training                              2,850
Data Processing                                          28,029
Dues and Subscriptions                                    7,328
Outside Services                                        311,339
Project Development Costs net of Billings                56,285
Director Fees                                          (144,667)
Miscellaneous                                          (158,119)
Professional Fees - Bankruptcy                        2,643,198
Cost Allocation - Out                                  (227,787)
                                                     ----------
                                                     $4,404,731
                                                     ==========

Allocation:

Wagner Castings                                      $  177,312
Northern Castings                                        46,825
Ironton Iron                                                  0
Lynchburg Foundry                                       179,333
Columbus Foundry                                        290,418
Wagner Havana                                                 0
Intermet U.S. Holdings                                  240,779
Cast-Matic Corp.                                         76,250
Diversified Diemakers                                   239,650
Ganton Technologies                                     155,833
Tool Products                                           127,416
Intermet Corporation                                  2,870,915
                                                     ----------
Total                                                $4,404,731
                                                     ==========

     Intermet Corporation and Subsidiaries
     Balance Sheet As Of 10-31-04
     (000's)
                                                                         Case # 04-67601
                                                                      ---------------------
                                                                              Intermet
                                                                            Holding Co.
                                                                      ---------------------
     Cash And Equivalents                                                               $0
     Accounts Receivable                                                                 0
     Short-Term Intercompany Receivables                                                 0
     Inventories                                                                         0
     Other Current Assets                                                                0
                                                                      ---------------------
        TOTAL CURRENT ASSETS                                                             0

     Land and Buildings                                                                  0
     Machinery & Equipment                                                               0
     Construction In Progress                                                            0
                                                                      ---------------------
     Total Fixed Assets                                                                  0
     Accumulated Depreciation                                                            0
                                                                      ---------------------
         NET FIXED ASSETS                                                                0

     Investment In Subsidiaries                                                     90,292
     Investment In European Operations                                                   0
     Long-Term Intercompany Receivables                                                 22
     Deferred Taxes, Long-Term Asset                                                     0
     Other Assets                                                                        0
                                                                      ---------------------

         TOTAL ASSETS                                                              $90,314
                                                                      =====================


     LIABILITIES AND SHAREHOLDER EQUITY

     POST PETITION LIABILITIES
     Accounts Payable                                                                   $0
     Wages and Salaries  (See schedule)                                                  0
     Taxes Payable - (See schedule)                                                      0
                                                                      ---------------------
       TOTAL POST PETITION LIABILITIES                                                   0

     SECURED LIABILITIES:
     Secured Liabilities - Bank Debt                                                     0

     PRE-PETITION LIABILITIES:
     TAXES AND OTHER PRIORITY LIABILITIES:
      Accrued Income Taxes                                                          (8,224)
      Accrued Tax - State                                                                0
      Accrued Property Taxes                                                             0
      Accrued Workers Comp.                                                              0
      Accrued Payroll                                                                    0
      Accrued Payroll Taxes                                                              0
                                                                      ---------------------
     TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                     (8,224)

     UNSECURED LIABILITIES
     Accounts Payable                                                                    0
     IDR Bonds                                                                           0
                                                                      ---------------------
     TOTAL UNSECURED LIABILITIES                                                         0

     OTHER LIABILITIES
     Accrued Liabilities                                                                 0
     Total Intercompany Payables                                                   143,538
     Notes Payable, Short Term                                                           0
     Capital Leases                                                                      0
     Retirement Benefits                                                                 0
     Deferred Taxes - Long-Term Liability                                                0
     Other Long-Term Liabilities                                                         0
                                                                      ---------------------
      TOTAL LIABILITIES                                                            135,315

     Common Stock                                                                        1
     Capital In Excess Of Par Value                                                      1
     Retained Earnings - Pre-Petition                                              (18,705)
     Retained Earnings - Post- Petition                                               (371)
     Equity in European Operations                                                       0
     Accumulated Translation Adjustment                                            (25,927)
     Minimum Pension Liability Adjustment                                                0
     Unearned Restricted Stock                                                           0
                                                                      ---------------------
     TOTAL SHAREHOLDERS' EQUITY                                                    (45,001)
                                                                      ---------------------
     TOTAL LIABILITIES AND EQUITY                                                  $90,314
                                                                      =====================



              PERIOD ENDED: 10-31-04                     INTERMET HOLDING COMPANY                        CASE #04-67601
                                                                                                        --------------------------

                                                    SCHEDULE OF POST-PETITION TAX LIABILITY

                                                         Balance                                                 Balance
                                                          as of          Accrued /        Payments /              as of
                                                        9/30/2004         Withheld         Deposits            10/31/2004
                                                    ------------------------------------------------------------------------------
              Income tax withheld: Federal                         $0               $0               $0                        $0
              Income tax withheld: State                           $0               $0               $0                        $0
              Income tax withheld: Local                           $0               $0               $0                        $0
              FICA Withheld                                        $0               $0               $0                        $0
              Employers FICA                                       $0               $0               $0                        $0
              Unemployment Tax: Federal                            $0               $0               $0                        $0
              Unemployment Tax: State                              $0               $0               $0                        $0
              All Other Payroll W/H                                $0               $0               $0                        $0
                                                                   $0               $0               $0                        $0
              State Taxes: Inc./Sales/Use/Excise                   $0               $0               $0                        $0
              Property Taxes                                       $0               $0               $0                        $0
                                                                   $0
              Workers Compensation                                  0                0                0                         0
                                                    ------------------------------------------------------------------------------

              Total                                                $0               $0               $0                        $0

              Wages and Salaries                                    0                0                0                         0
                                                    ------------------------------------------------------------------------------

              Grand Total                                          $0               $0               $0                        $0
                                                    ==============================================================================




                                                          Aging of Accounts Receivable
                                                       and Post Petition Accounts Payable

              Age in Days (Post Petiition)              0-30 Days        30-60 Days      Over 60 Days
              Accounts Payable                                     $0               $0               $0
              Accounts Receivable                                  $0               $0               $0

                        PERIOD ENDING: October 31, 2004

                                                        Intermet Holding Company
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):                  Case Number: 04-67601

                                   GENERAL   PAYROLL    TAX      CASH COLL.  PETTY CASH
                                    ACCT.     ACCT.    ACCT.       ACCT.        ACCT.
                                   -------   -------   -----     ----------  ----------

A. Beginning Balance               -------   -------   -------   ----------  ----------

B. Receipts                        -------   -------   -------   ----------  ----------
   (Attach separate schedule)

C. Balance Available               -------   -------   -------   ----------  ----------
   (A + B)

D. Less Disbursements              -------   -------   -------   ----------  ----------
   (Attach separate schedule)

                                        N/A - Company has no Bank Accounts

E. ENDING BALANCE                  -------   -------   -------   ----------  ----------
   (C - D)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)


General Account:

   1. Depository Name & Location   ----------------------------------------------------

   2. Account Number               ----------------------------------------------------

Payroll Account:

   1. Depository Name & Location   ----------------------------------------------------

   2. Account Number               ----------------------------------------------------

Tax Account:

   1. Depository Name & Location   ----------------------------------------------------

   2. Account Number               ----------------------------------------------------

Other monies on hand (specify type and location) ( i.e., CD's, bonds, etc.):

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

Date: --------------------------------

                                                  -------------------------------------
                                                  Debtor in Possession

                                                                                 Form 5


              MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS


                        Period Ending: October 31, 2004

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

      Internet Holding Company
NAME: Case Number: 04-67601              CAPACITY: ________ Shareholder

                                                   ________ Officer

                                                   ________ Director

                                                   ________ Insider

Management and other insider compensation are maintained at Intermet Corporation. Please see Intermet Corporation (Case #04-67597) for all insider compensation/payments. ________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


CURRENT COMPENSATION PAID:       WEEKLY   or    MONTHLY

                                 ______         _______


CURRENT BENEFITS PAID:           WEEKLY   or    MONTHLY

  Health Insurance               ______         _______

  Life Insurance                 ______         _______

  Retirement                     ______         _______

  Company Vehicle                ______         _______

  Entertainment                  ______         _______

  Travel                         ______         _______

  Other Benefits                 ______         _______

  Total Benefits                 ______         _______

CURRENT OTHER PAYMENTS PAID:     WEEKLY    or   MONTHLY

  Rent Paid                      ______         _______

  Other (Describe)               ______         _______

  Other (Describe)               ______         _______

  Other (Describe)               ______         _______

  Total Other Payments           ______         _______

CURRENT TOTAL OF ALL PAYMENTS:   WEEKLY    or   MONTHLY
                                                  $0
                                 ______         _______

DATED: __________                ________________________________________
                                 PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER


                          Intermet Corporation and Subsidiaries                           Intermet Holding Company
                            Schedule of In-Force Insurance                                Case Number: 04-67601


POLICY COVERAGE                                     CARRIER                 POLICY PERIOD
-----------------------------   ----------------------------  ----------------------------

Property                                             Lloyds               11/1/04-11/01/05
Boiler/Machine                                     Hartford               11/1/04-11/01/05
Cargo                                        Fireman's Fund               11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund               11/1/04-11/01/05

Aviation                                              USAIG               11/1/04-11/01/05

Fiduciary                                          St. Paul               11/1/04-11/01/05

Primary D&O                                        St. Paul               11/1/04-11/01/05
Excess D&O                                            Chubb               11/1/04-11/01/05
Side A                                         Platte River               11/1/04-11/01/05

Crime                                                  Gulf                11/1/04-12/1/04

General Liability                            Liberty Mutual               11/1/04-12/22/04
Umbrella                                     National Union               11/1/04-12/22/04

Work Comp                                    Liberty Mutual               11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual               11/1/04-12/22/04

Auto                                         Liberty Mutual               11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual               11/1/04-12/22/04


                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR

                       THE PERIOD ENDED: October 31, 2004
                                        ------------------

IN RE:
Intermet Corporation, et al
                                                CASE NUMBER: 04-67604

                                                Chapter 11
Intermet Illinois, Inc.                         Judge: Marci B. McIvor
---------------------------------------/
                          Debtor


As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X      Operating Statement                     (Form 2)
        ---

         X      Balance Sheet                           (Form 3)
        ---

         X      Summary of Operations                   (Form 4)
        ---

         X      Monthly Cash Statement                  (Form 5)
        ---

         X      Statement of Compensation               (Form 6)
        ---

         X      Schedule of In-Force Insurance          (Form 7)
        ---

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)       YES  X              NO
                                                 ---                ---

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

5. All United States Trustee Quarterly fees have been paid and are current.
                                            YES  X              NO
                                                ---                ---

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

                                /s/ Robert E. Belts
Dated:  December 3, 2004        ------------------------------------------------
       ------------------       Debtor In Possession

                                Chief Financial Officer      (248) 952-2500
                                -----------------------  -----------------------
                                Title                    Phone


                                                                          Form 1

     Intermet Corporation and Subsidiaries
     Operating Statement
     For the Month Ended 10-31-04
     (000's)

                                                                               Case # 04-67604
                                                                                   Intermet
                                                                                   Illinois
                                                                  ---------------------------------------------
                                                                     Current Month         Total Since Filing
                                                                  ---------------------   ---------------------
     Net Sales                                                                      $0                      $0

     Cost of Goods Sold
     Materials and Freight                                                           0                       0
     Wages - Hourly                                                                  0                       0
     Wages-Salary                                                                    0                       0
     Employee Benefits and Pension                                                   0                       0
     Repairs & Maintenance                                                           0                       0
     Supplies                                                                        0                       0
     Utilities                                                                       0                       0
     Purchased Components/Services                                                   0                       0
     Income(loss) from Pattern Sales                                                 0                       0
     Fixed Asset - (gain/loss)                                                       0                       0
     MIS Expense                                                                     0                       0
     Travel & Entertainment                                                          0                       0
     Other Variable Costs                                                            0                       0
     Depreciation & Amortization                                                     0                       0
     Other Allocated Fixed Costs                                                     0                       0
     Other Fixed Costs                                                               0                       0
                                                                  ---------------------   ---------------------
     Cost of Goods Sold                                                              0                       0

     Gross Profit                                                                    0                       0

     Plant SG&A Expense                                                              0                       0
     SG&A Expense - Allocation (Sched 1)                                             0                       0
     Other Operating Expenses                                                        0                       0
                                                                  ---------------------   ---------------------
      Total Operating Expenses                                                       0                       0

                                                                  ---------------------   ---------------------
      Operating Profit                                                               0                       0

     Outside Interest Income                                                         0                       0
     Outside Interest (Expense)                                                      0                       0
     Intercompany Interest Income                                                    0                       0
     Intercompany Interest (Expense)                                                 0                       0
     Charges (From) Affiliates                                                       0                       0
     Charges To Affiliates                                                           0                       0
     Income From European Subsidiary                                                 0                       0
     Other Income/(Expense)                                                          0                       0
                                                                  ---------------------   ---------------------
     Total Non-Operating Expenses                                                    0                       0

     Income Before Income Taxes                                                      0                       0

     Income Tax Expense                                                              0                       0

                                                                  ---------------------   ---------------------
     Net Income                                                                     $0                      $0
                                                                  =====================   =====================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (October)
(Allocation of Corporate Costs to Filing Entities)

                                                      October
                                                     ----------
Officer Compensation                                 $  196,042
Salary Expense other Employees                          802,961
Employee Benefits and Pension                           133,527
Payroll Taxes                                            43,948
Other Taxes                                            6,922.86
Rent and Lease Expense                                  180,971
Interest Expense
Insurance                                                69,363
Automobile and Truck Expense                              2,695
Utilities(Gas Electric,Phone)                            47,700
Depreciation                                             89,205
Travel and Entertainment                                 70,376
Repairs and Maintenance                                  53,523
Advertising/Promotion                                         0
Supplies, Office Expense                                 24,275

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                           131,192
Bank Fees                                                17,576
Public Reporting Fees                                    16,000
Employee Relocation/Training                              2,850
Data Processing                                          28,029
Dues and Subscriptions                                    7,328
Outside Services                                        311,339
Project Development Costs net of Billings                56,285
Director Fees                                          (144,667)
Miscellaneous                                          (158,119)
Professional Fees - Bankruptcy                        2,643,198
Cost Allocation - Out                                  (227,787)
                                                     ----------
                                                     $4,404,731
                                                     ==========

Allocation:

Wagner Castings                                      $  177,312
Northern Castings                                        46,825
Ironton Iron                                                  0
Lynchburg Foundry                                       179,333
Columbus Foundry                                        290,418
Wagner Havana                                                 0
Intermet U.S. Holdings                                  240,779
Cast-Matic Corp.                                         76,250
Diversified Diemakers                                   239,650
Ganton Technologies                                     155,833
Tool Products                                           127,416
Intermet Corporation                                  2,870,915
                                                     ----------
Total                                                $4,404,731
                                                     ==========

     Intermet Corporation and Subsidiaries
     Balance Sheet As Of 10-31-04
     (000's)
                                                                        Case # 04-67604
                                                                            Intermet
                                                                            Illinois
                                                                      ---------------------
     Cash And Equivalents                                                               $0
     Accounts Receivable                                                                 0
     Short-Term Intercompany Receivables                                                 0
     Inventories                                                                         0
     Other Current Assets                                                                0
                                                                      ---------------------
        TOTAL CURRENT ASSETS                                                             0

     Land and Buildings                                                                  0
     Machinery & Equipment                                                             163
     Construction In Progress                                                         (163)
                                                                      ---------------------
     Total Fixed Assets                                                                  0
     Accumulated Depreciation                                                            0
                                                                      ---------------------
         NET FIXED ASSETS                                                                0

     Investment In Subsidiaries                                                          0
     Investment In European Operations                                                   0
     Long-Term Intercompany Receivables                                                  0
     Deferred Taxes, Long-Term Asset                                                     0
     Other Assets                                                                        0
                                                                      ---------------------

         TOTAL ASSETS                                                                   $0
                                                                      =====================


     LIABILITIES AND SHAREHOLDER EQUITY

     POST PETITION LIABILITIES
     Accounts Payable                                                                   $0
     Wages and Salaries  (See schedule)                                                  0
     Taxes Payable - (See schedule)                                                      0
                                                                      ---------------------
       TOTAL POST PETITION LIABILITIES                                                   0

     SECURED LIABILITIES:
     SECURED LIABILITIES - BANK DEBT                                                     0

     PRE-PETITION LIABILITIES:
     TAXES AND OTHER PRIORITY LIABILITIES:
      Accrued Income Taxes                                                               0
      Accrued Tax - State                                                                0
      Accrued Property Taxes                                                             0
      Accrued Workers Comp.                                                              0
      Accrued Payroll                                                                    0
      Accrued Payroll Taxes                                                              0
                                                                      ---------------------
     TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                          0

     UNSECURED LIABILITIES
     Accounts Payable                                                                    0
     IDR Bonds                                                                           0
                                                                      ---------------------
     TOTAL UNSECURED LIABILITIES                                                         0

     OTHER LIABILITIES
     Accrued Liabilities                                                                 0
     Total Intercompany Payables                                                       100
     Notes Payable, Short Term                                                           0
     Capital Leases                                                                      0
     Retirement Benefits                                                                 0
     Deferred Taxes - Long-Term Liability                                                0
     Other Long-Term Liabilities                                                         0
                                                                      ---------------------
      TOTAL LIABILITIES                                                                100

     Common Stock                                                                        0
     Capital In Excess Of Par Value                                                      0
     Retained Earnings - Pre-Petition                                                 (100)
     Retained Earnings - Post- Petition                                                  0
     Equity in European Operations                                                       0
     Accumulated Translation Adjustment                                                  0
     Minimum Pension Liability Adjustment                                                0
     Unearned Restricted Stock                                                           0
                                                                      ---------------------
     TOTAL SHAREHOLDERS' EQUITY                                                       (100)
                                                                      ---------------------
     TOTAL LIABILITIES AND EQUITY                                                       $0
                                                                      =====================




              PERIOD ENDED: 10-31-04                INTERMET ILLINOIS, INC.                              04-67604
                                                                                                        ------------

                                                    SCHEDULE OF POST-PETITION TAX LIABILITY
                                                    ---------------------------------------

                                                         Balance                                                 Balance
                                                          as of          Accrued /        Payments /              as of
                                                        9/30/2004         Withheld         Deposits            10/31/2004
                                                    ------------------------------------------------------------------------------
              Income tax withheld: Federal                         $0               $0               $0                        $0
              Income tax withheld: State                           $0               $0               $0                        $0
              Income tax withheld: Local                           $0               $0               $0                        $0
              FICA Withheld                                        $0               $0               $0                        $0
              Employers FICA                                       $0               $0               $0                        $0
              Unemployment Tax: Federal                            $0               $0               $0                        $0
              Unemployment Tax: State                              $0               $0               $0                        $0
              All Other Payroll W/H                                $0               $0               $0                        $0
                                                                   $0               $0               $0                        $0
              State Taxes: Inc./Sales/Use/Excise                   $0               $0               $0                        $0
              Property Taxes                                       $0               $0               $0                        $0

              Workers Compensation                                  0                0                0                         0
                                                    ------------------------------------------------------------------------------

              Total                                                $0               $0               $0                        $0

              Wages and Salaries                                    0                0                0                         0
                                                    ------------------------------------------------------------------------------

              Grand Total                                          $0               $0               $0                        $0
                                                    ==============================================================================



                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

              Age in Days (Post Petiition)              0-30 Days        30-60 Days      Over 60 Days
              Accounts Payable                                     $0               $0               $0
              Accounts Receivable                                  $0               $0               $0

                        Period Ending: October 31, 2004
                                                         Intermet Illinois, Inc.
                                                         Case Number: 04-67604
Cash Activity Analysis (Cash Basis Only):

                                                  General        Payroll        Tax       Cash Coll.     Petty Cash
                                                  Acct.          Acct.          Acct.     Acct.          Acct.
                                                  -------        -------        -----     ----------     ----------
A. Beginning Balance                              _______        _______        _____     __________     __________

B. Receipts                                       _______        _______        _____     __________     __________
   (Attach separate schedule)

C. Balance Available                              _______                                 __________     __________
   (A + B)

D. Less Disbursements                             _______        _______        _____     __________     __________
   (Attach separate schedule)
                                                  N/A - This Company has no Bank Accounts.
E. ENDING BALANCE                                 _______        _______        _____     __________     __________
   (C - D)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)

General Account:

     1. Depository Name & Location      ________________________________________

     2. Account Number                  ________________________________________

Payroll Account:

     1. Depository Name & Location      ________________________________________

     2. Account Number                  ________________________________________

Tax Account:

     1. Depository Name & Location      ________________________________________

     2. Account Number                  ________________________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.):

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Date: _____________________

                                        ________________________________________
                                        Debtor in Possession

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

                        Period Ending: October 31, 2004


     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

       Intermet Illinois, Inc.
NAME:  Case Number: 04-67604                 CAPACITY:         Shareholder
     ------------------------------------             --------
                                                               Officer
                                                      --------
                                                               Director
                                                      --------
                                                               Insider
                                                      --------
Management and other insider compensation are
maintained at Intermet Corporation. Please
see Intermet Corporation (Case #04-67597) for
all insider compensation/payments.
                                   ---------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CURRENT COMPENSATION PAID:             Weekly          or     Monthly

                                       -------------          -------------


CURRENT BENEFITS PAID:                 Weekly          or     Monthly


     Health Insurance                  -------------          -------------

     Life Insurance                    -------------          -------------

     Retirement                        -------------          -------------

     Company Vehicle                   -------------          -------------

     Entertainment                     -------------          -------------

     Travel                            -------------          -------------

     Other Benefits                    -------------          -------------

     Total Benefits                    -------------          -------------



CURRENT OTHER PAYMENTS PAID:           Weekly          or     Monthly


     Rent Paid                         -------------          -------------

     Loans                             -------------          -------------

     Other (Describe)                  -------------          -------------

     Other (Describe)                  -------------          -------------

     Other (Describe)                  -------------          -------------

     Total Other Payments              -------------          -------------



CURRENT TOTAL OF ALL PAYMENTS:         Weekly          or     Monthly
                                                              $0
                                       -------------          -------------


DATED:
      ---------------------            ----------------------------------------
                                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          FORM 6


                          Intermet Corporation and Subsidiaries                           Intermet Illinois, Inc.
                            Schedule of In-Force Insurance                                Case Number: 04-67604


POLICY COVERAGE                                     CARRIER                 POLICY PERIOD
-----------------------------   ----------------------------  ----------------------------

Property                                             Lloyds               11/1/04-11/01/05
Boiler/Machine                                     Hartford               11/1/04-11/01/05
Cargo                                        Fireman's Fund               11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund               11/1/04-11/01/05

Aviation                                              USAIG               11/1/04-11/01/05

Fiduciary                                          St. Paul               11/1/04-11/01/05

Primary D&O                                        St. Paul               11/1/04-11/01/05
Excess D&O                                            Chubb               11/1/04-11/01/05
Side A                                         Platte River               11/1/04-11/01/05

Crime                                                  Gulf                11/1/04-12/1/04

General Liability                            Liberty Mutual               11/1/04-12/22/04
Umbrella                                     National Union               11/1/04-12/22/04

Work Comp                                    Liberty Mutual               11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual               11/1/04-12/22/04

Auto                                         Liberty Mutual               11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual               11/1/04-12/22/04


                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR

                       THE PERIOD ENDED: October 31, 2004
                                        ------------------

IN RE:
Intermet Corporation, et al
                                                CASE NUMBER: 04-67607

                                                Chapter 11
Intermet International, Inc.                    Judge: Marci B. McIvor
---------------------------------------/
                          Debtor


As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X      Operating Statement                     (Form 2)
        ---

         X      Balance Sheet                           (Form 3)
        ---

         X      Summary of Operations                   (Form 4)
        ---

         X      Monthly Cash Statement                  (Form 5)
        ---

         X      Statement of Compensation               (Form 6)
        ---

         X      Schedule of In-Force Insurance          (Form 7)
        ---

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)       YES  X              NO
                                                 ---                ---

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

5. All United States Trustee Quarterly fees have been paid and are current.
                                            YES  X              NO
                                                ---                ---

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

                                /s/ Robert E. Belts
Dated:  December 3, 2004        ------------------------------------------------
       ------------------       Debtor In Possession

                                Chief Financial Officer      (248) 952-2500
                                -----------------------  -----------------------
                                Title                    Phone


                                                                          Form 1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN



IN RE: INTERMET INTERNATIONAL, INC.                            CASE NO. 04-67607



All activity for Intermet International is reported in the consolidated Columbus Foundry operating report (Case #04-67609).

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

                        Period Ending: October 31, 2004

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

          Intermet International, Inc.
NAME:     Case Number: 04-67607              CAPACITY: _______ Shareholder
                                                       _______ Officer
Management and other insider compensation              _______ Director
are maintained at Intermet Corporation.                _______ Insider
Please see Intermet Corporation (Case #04-
67597) for all insider compensation/payments.___________________________________
________________________________________________________________________________
________________________________________________________________________________

CURRENT COMPENSATION PAID:                   Weekly         or        Monthly

                                             __________               __________

CURRENT BENEFITS PAID:                       Weekly         or        Monthly

     Health Insurance                        __________               __________

     Life Insurance                          __________               __________

     Retirement                              __________               __________

     Company Vehicle                         __________               __________

     Entertainment                           __________               __________

     Travel                                  __________               __________

     Other Benefits                          __________               __________

     Total Benefits                          __________               __________

CURRENT OTHER PAYMENTS PAID:                 Weekly         or        Monthly

     Rent Paid                               __________               __________

     Loans                                   __________               __________

     Other (Describe)                        __________               __________

     Other (Describe)                        __________               __________

     Other (Describe)                        __________               __________

     Total Other Payments                    __________               __________

CURRENT TOTAL OF ALL PAYMENTS:               Weekly         or        Monthly

                                                                      $0
                                             __________               __________

DATED: ________________________              ___________________________________
                                             PRINCIPAL, OFFICER, DIRECTOR OR
                                             INSIDER

                                                                          FORM 6

                          Intermet Corporation and Subsidiaries                           Intermet International, Inc.
                             Schedule of In-Force Insurance                               Case Number: 04-67607


POLICY COVERAGE                                     CARRIER                 POLICY PERIOD
-----------------------------   ----------------------------  ----------------------------

Property                                             Lloyds               11/1/04-11/01/05
Boiler/Machine                                     Hartford               11/1/04-11/01/05
Cargo                                        Fireman's Fund               11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund               11/1/04-11/01/05

Aviation                                              USAIG               11/1/04-11/01/05

Fiduciary                                          St. Paul               11/1/04-11/01/05

Primary D&O                                        St. Paul               11/1/04-11/01/05
Excess D&O                                            Chubb               11/1/04-11/01/05
Side A                                         Platte River               11/1/04-11/01/05

Crime                                                  Gulf                11/1/04-12/1/04

General Liability                            Liberty Mutual               11/1/04-12/22/04
Umbrella                                     National Union               11/1/04-12/22/04

Work Comp                                    Liberty Mutual               11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual               11/1/04-12/22/04

Auto                                         Liberty Mutual               11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual               11/1/04-12/22/04



                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR

                       THE PERIOD ENDED: October 31, 2004
                                        ------------------

IN RE:
Intermet Corporation, et al
                                                CASE NUMBER: 04-67598

                                                Chapter 11
Intermet U.S. Holding, Inc.                     Judge: Marci B. McIvor
---------------------------------------/
                          Debtor


As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X      Operating Statement                     (Form 2)
        ---

         X      Balance Sheet                           (Form 3)
        ---

         X      Summary of Operations                   (Form 4)
        ---

         X      Monthly Cash Statement                  (Form 5)
        ---

         X      Statement of Compensation               (Form 6)
        ---

         X      Schedule of In-Force Insurance          (Form 7)
        ---

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)       YES  X              NO
                                                 ---                ---

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

5. All United States Trustee Quarterly fees have been paid and are current.
                                            YES  X              NO
                                                ---                ---

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

                                /s/ Robert E. Belts
Dated:  December 3, 2004        ------------------------------------------------
       ------------------       Debtor In Possession

                                Chief Financial Officer      (248) 952-2500
                                -----------------------  -----------------------
                                Title                    Phone


                                                                          Form 1

     Intermet Corporation and Subsidiaries
     Operating Statement
     For the Month Ended 10-31-04
     (000's)
                                                           Case #04-67598
                                                        Intermet US Holdings
                                             ------------------------------------------
                                               Current Month        Total Since Filing
                                             ------------------   ---------------------
     Net Sales                                          $6,679                  $6,679

     Cost of Goods Sold
     Materials and Freight                               2,480                   2,480
     Wages - Hourly                                      1,134                   1,134
     Wages-Salary                                          375                     375
     Employee Benefits and Pension                         529                     529
     Repairs & Maintenance                                 407                     407
     Supplies                                              490                     490
     Utilities                                             618                     618
     Purchased Components/Services                         336                     336
     Income(loss) from Pattern Sales                         0                       0
     Fixed Asset - (gain/loss)                             (76)                    (76)
     MIS Expense                                            77                      77
     Travel & Entertainment                                  5                       5
     Other Variable Costs                                  449                     449
     Depreciation & Amortization                           556                     556
     Other Allocated Fixed Costs                             0                       0
     Other Fixed Costs                                     162                     162
                                             ------------------   ---------------------
     Cost of Goods Sold                                  7,543                   7,543

     Gross Profit                                         (864)                   (864)

     Plant SG&A Expense                                      0                       0
     SG&A Expense - Allocation (Sched 1)                   241                     241
     Other Operating Expenses                                0                       0
                                             ------------------   ---------------------
      Total Operating Expenses                             241                     241

                                             ------------------   ---------------------
      Operating Profit                                  (1,105)                 (1,105)

     Outside Interest Income                                 0                       0
     Outside Interest (Expense)                              0                       0
     Intercompany Interest Income                            0                       0
     Intercompany Interest (Expense)                       (73)                    (73)
     Charges (From) Affiliates                               0                       0
     Charges To Affiliates                                   0                       0
     Income From European Subsidiary                         0                       0
     Other Income/(Expense)                                 15                      15
                                             ------------------   ---------------------
     Total Non-Operating Expenses                          (58)                    (58)

     Income Before Income Taxes                         (1,163)                 (1,163)

     Income Tax Expense                                      1                       1

                                             ------------------   ---------------------
     Net Income                                        ($1,164)                ($1,164)
                                             ==================   =====================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (October)
(Allocation of Corporate Costs to Filing Entities)

                                                      October
                                                     ----------
Officer Compensation                                 $  196,042
Salary Expense other Employees                          802,961
Employee Benefits and Pension                           133,527
Payroll Taxes                                            43,948
Other Taxes                                            6,922.86
Rent and Lease Expense                                  180,971
Interest Expense
Insurance                                                69,363
Automobile and Truck Expense                              2,695
Utilities(Gas Electric,Phone)                            47,700
Depreciation                                             89,205
Travel and Entertainment                                 70,376
Repairs and Maintenance                                  53,523
Advertising/Promotion                                         0
Supplies, Office Expense                                 24,275

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                           131,192
Bank Fees                                                17,576
Public Reporting Fees                                    16,000
Employee Relocation/Training                              2,850
Data Processing                                          28,029
Dues and Subscriptions                                    7,328
Outside Services                                        311,339
Project Development Costs net of Billings                56,285
Director Fees                                          (144,667)
Miscellaneous                                          (158,119)
Professional Fees - Bankruptcy                        2,643,198
Cost Allocation - Out                                  (227,787)
                                                     ----------
                                                     $4,404,731
                                                     ==========

Allocation:

Wagner Castings                                      $  177,312
Northern Castings                                        46,825
Ironton Iron                                                  0
Lynchburg Foundry                                       179,333
Columbus Foundry                                        290,418
Wagner Havana                                                 0
Intermet U.S. Holdings                                  240,779
Cast-Matic Corp.                                         76,250
Diversified Diemakers                                   239,650
Ganton Technologies                                     155,833
Tool Products                                           127,416
Intermet Corporation                                  2,870,915
                                                     ----------
Total                                                $4,404,731
                                                     ==========

     Intermet Corporation and Subsidiaries
     Balance Sheet As Of 10-31-04
     (000's)
                                                                        Case #04-67598
                                                                      -----------------
                                                                         Intermet US
                                                                          Holdings
                                                                      -----------------
     Cash And Equivalents                                                           $2
     Accounts Receivable                                                        12,065
     Short-Term Intercompany Receivables                                         1,940
     Inventories                                                                 6,209
     Other Current Assets                                                          118
                                                                      -----------------
        TOTAL CURRENT ASSETS                                                    20,333

     Land and Buildings                                                         30,172
     Machinery & Equipment                                                      71,788
     Construction In Progress                                                       90
                                                                      -----------------
     Total Fixed Assets                                                        102,050
     Accumulated Depreciation                                                  (55,999)
                                                                      -----------------
         NET FIXED ASSETS                                                       46,051

     Investment In Subsidiaries                                                      0
     Investment In European Operations                                               0
     Long-Term Intercompany Receivables                                              0
     Deferred Taxes, Long-Term Asset                                                 0
     Other Assets                                                                1,542
                                                                      -----------------

         TOTAL ASSETS                                                          $67,926
                                                                      =================
     LIABILITIES AND SHAREHOLDER EQUITY

     POST PETITION LIABILITIES
     Accounts Payable                                                           $1,925
     Wages and Salaries  (See schedule)                                            230
     Taxes Payable - (See schedule)                                                193
                                                                      -----------------
       TOTAL POST PETITION LIABILITIES                                           2,349

     SECURED LIABILITIES:
     Secured Liabilities - Bank Debt                                                 0

     PRE-PETITION LIABILITIES:
     TAXES AND OTHER PRIORITY LIABILITIES:
      Accrued Income Taxes                                                           0
      Accrued Tax - State                                                            0
      Accrued Property Taxes                                                       (38)
      Accrued Workers Comp.                                                        632
      Accrued Payroll                                                              118
      Accrued Payroll Taxes                                                          0
                                                                      -----------------
     TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                    712

     UNSECURED LIABILITIES
     Accounts Payable                                                            7,464
     IDR Bonds                                                                       0
                                                                      -----------------
     TOTAL UNSECURED LIABILITIES                                                 7,464

     OTHER LIABILITIES
     Accrued Liabilities                                                         2,498
     Total Intercompany Payables                                                25,981
     Notes Payable, Short Term                                                       0
     Capital Leases                                                                  0
     Deferred Taxes - Long-Term Liability                                            0
     Other Long-Term Liabilities                                                     0
                                                                      -----------------
      TOTAL LIABILITIES                                                         39,004

     Common Stock                                                                    6
     Capital In Excess Of Par Value                                             54,495
     Retained Earnings - Pre-Petition                                          (24,414)
     Retained Earnings - Post-Petition                                          (1,164)
     Equity in European Operations                                                   0
     Accumulated Translation Adjustment                                              0
     Minimum Pension Liability Adjustment                                            0
     Unearned Restricted Stock                                                       0
                                                                      -----------------
     TOTAL SHAREHOLDERS' EQUITY                                                 28,922
                                                                      -----------------
     TOTAL LIABILITIES AND EQUITY                                              $67,926
                                                                      =================

PERIOD ENDED: 10-31-04                   INTERMET U.S. HOLDING (COLUMBUS MACHINING)                   CASE #04-67598
                                                                                                     -------------------------

                                         SCHEDULE OF POST-PETITION TAX LIABILITY

                                               Balance                                                       Balance
                                                as of              Accrued /          Payments /              as of
                                              9/30/2004            Withheld            Deposits             10/31/2004
                                         -------------------------------------------------------------------------------------
Income tax withheld: Federal                            ($761)           ($18,713)           $17,713                  ($1,761)
Income tax withheld: State                             (1,859)             (9,751)             9,351                   (2,259)
Income tax withheld: Local                                  0                   0                  0                        0
FICA Withheld                                           3,086             (16,286)            16,261                    3,061
Employers FICA                                         (2,723)            (17,647)            16,902                   (3,468)
Unemployment Tax: Federal                              (1,426)               (124)               104                   (1,446)
Unemployment Tax: State                               (27,057)               (522)               442                  (27,137)
All Other Payroll W/H                                  (2,363)             (2,699)             2,330                   (2,732)

State Taxes: Inc./Sales/Use/Excise                          0                   0                  0                        0
Property Taxes                                            630             (18,896)                 0                  (18,266)

Workers Compensation                                        0                   0                  0                        0
                                         -------------------------------------------------------------------------------------

Total                                                ($32,474)           ($84,638)           $63,103                 ($54,009)

Wages and Salaries                                    (33,105)           (171,577)           184,187                  (20,495)
                                         -------------------------------------------------------------------------------------

Grand Total                                          ($65,578)          ($256,215)          $247,289                 ($74,504)
                                         =====================================================================================



                                              Aging of Accounts Receivable
                                           and Post Petition Accounts Payable

Age in Days (Post Petiition)                  0-30 Days           30-60 Days         Over 60 Days
Accounts Payable                                     $371,090                  $0                 $0
Accounts Receivable                               (See attached schedule)

                                                     ACCOUNTS RECEIVABLE AGING
                                                             10/31/04
                                                              (000's)
                                                                   PAST DUE BALANCES
                                                        ---------------------------------------
                                   TOTAL     CURRENT    1 - 30    31 - 60    61 - 90    OVER 90
                                   ------    -------    ------    -------    -------    -------
DOMESTIC FERROUS:

- Archer Creek                      7,100      6,700       400       --         --          --
- Radford                             100         --        --       --         --         100
                                   ------     ------     -----      ---        ---       -----
Lynchburg Foundry, Inc.             7,200      6,700       400       --         --         100

Columbus Foundry, LP.              25,800     22,700     2,400      400         --         300

- Columbus Machining                  500        300       200       --         --          --
- New River                        11,700      6,400     4,700      400        100         100
                                   ------     ------     -----      ---        ---       -----
Internet U.S. Holding, Inc.        12,200      6,700     4,900      400        100         100

Wagner Castings Co.                 8,743      7,086       700      300        157         500

Wagner Havana, Inc.                    --         --        --       --         --          --

Northern Castings Corp.             1,542      1,042       400       --        100          --

LIGHT METALS:
- Jackson                           3,184      2,300       400      200        100         184
- Minneapolis                       7,200      5,000     1,500      200        100         400
                                   ------     ------     -----      ---        ---       -----
Tool Products, Inc.                10,384      7,300     1,900      400        200         584

Diversified Diemakers, Inc.        13,800      9,500     2,000      400        100       1,800

- Pulaski                           3,700      2,400       400      600        200         100
- Racine Plants                     8,700      7,200       500      100        100         800
                                   ------     ------     -----      ---        ---       -----
Ganton Technologies, Inc.          12,400      9,600       900      700        300         900

Castmatic Corporation               5,000      4,600       400       --         --          --

PERIOD ENDED: 10-31-04                   INTERMET U.S. HOLDING CORP. (NEW RIVER)                     CASE #04-67598
                                                                                                    --------------------------

                                         SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                                        Balance
                                               as of            Accrued /           Payments /                as of
                                             9/30/2004           Withheld            Deposits              10/31/2004
                                         -------------------------------------------------------------------------------------
Income tax withheld: Federal                            $0            ($154,149)           $154,149                        $0
Income tax withheld: State                               0              (54,123)             54,123                         0
Income tax withheld: Local                               0                    0                   0                         0
FICA Withheld                                            0              (87,622)             87,622                         0
Employers FICA                                      (9,727)             (95,540)             87,622                   (17,645)
Unemployment Tax: Federal                          (16,813)              (4,125)                  0                   (20,938)
Unemployment Tax: State                             (7,028)             (13,146)                  0                   (20,174)
All Other Payroll W/H                                    0              (40,266)             20,077                   (20,189)

State Taxes: Inc./Sales/Use/Excise                 (36,807)             (13,193)                  0                   (50,000)
Property Taxes                                     (10,854)              (8,060)              8,913                   (10,000)

Workers Compensation                                     0                    0                   0                         0
                                         -------------------------------------------------------------------------------------

Total                                             ($81,228)           ($470,224)           $412,505                 ($138,947)

Wages and Salaries                                 (55,495)            (926,595)            772,203                  (209,888)
                                         -------------------------------------------------------------------------------------

Grand Total                                      ($136,724)         ($1,396,819)         $1,184,708                 ($348,835)
                                         =====================================================================================



                                              Aging of Accounts Receivable
                                           and Post Petition Accounts Payable

Age in Days (Post Petiition)                 0-30 Days                30-60 Days               Over 60 Days
Accounts Payable                                          $1,554,348                       $0                       $0
Accounts Receivable                                                  (See attached schedule)

                                                ACCOUNTS RECEIVABLE AGING
                                                        10/31/04
                                                         (000's)
                                                                   PAST DUE BALANCES
                                                     ------------------------------------------
                              TOTAL        CURRENT       1-30      31-60        61-90       Over 90
                             ------        -------       ----      -----        -----       -------
DOMESTIC FERROUS:
-Archer Creek                 7,100          6,700        400         --          --           --
-Radford                        100             --         --         --          --          100
                             ------         ------      -----       ----         ---        -----
Lynchburg Foundry, Inc.       7,200          6,700        400         --          --          100

Columbus Foundry, LP.        25,800         22,700      2,400        400          --          300

-Columbus Machining             500            300        200         --          --           --
-New River                   11,700          6,400      4,700        400         100          100
                             ------         ------      -----       ----         ---        -----
Intermet U.S. Holding, Inc.  12,200          6,700      4,900        400         100          100

Wagner Castings Co.           8,743          7,086        700        300         157          500

Wagner Havana, Inc.              --             --         --         --          --           --

Northern Castings Corp.       1,542          1,042        400         --         100           --

LIGHT METALS:
-Jackson                      3,184          2,300        400        200         100          184
-Minneapolis                  7,200          5,000      1,500        200         100          400
                             ------         ------      -----       ----         ---        -----
Tool Products, Inc.          10,384          7,300      1,900        400         200          584

Diversified Diemakers, Inc.  13,800          9,500      2,000        400         100        1,800

-Pulaski                      3,700          2,400        400        600         200          100
-Racine Plants                8,700          7,200        500        100         100          800
                             ------         ------      -----       ----         ---        -----
Ganton Technologies, Inc.    12,400          9,600        900        700         300          900

Castmatic Corporation         5,000          4,600        400         --          --           --

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 10/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:


                                                                              CASE # 04-67598
                                                               INTERMET U.S. HOLDING (COLUMBUS MACHINING)
                                                -----------------------------------------------------------------------------------
                           ACCOUNT TYPE         LOCKBOX 77420   DEPOSIT       AP      PR (HOURLY) PR (HOURLY)  PR (SALARY)
                            ACCOUNT #              1477713    5401086409  2770716450  2770716443     505156    2770716633
                               BANK               Bank One     Stan. Fed. Stan. Fed.  Stan. Fed.    Bank One    Stan. Fed.   TOTAL
BEGINNING BANK BALANCE                                   -           -           -            -            -            -         -
RECEIPTS                                           169,625     183,578           -            -            -        2,680   355,883
TRANSFERS IN (CORPORATE)                                 -           -      88,446       44,887      141,744       51,112   326,189
DIP INFLOW                                               -           -           -            -            -            -         -
DISBURSEMENTS                                            -           -     (88,446)     (44,887)    (141,744)     (53,792) (328,869)
TRANSFERS OUT (CORPORATE)                         (169,625)   (183,578)          -            -            -            -  (353,203)
                                                  --------    --------     -------      -------     --------      -------  --------
ENDING BANK BALANCE                                      -           -           -            -            -            -         -

WIRES PAID FOR BY CORPORATE                                                 20,618                                           20,618
CHECKS ISSUED                                                              224,924
                                                                           -------
TOTAL DISBURSEMENTS (SEE TOTAL
  DISBURSEMENTS RECONCILIATION)                                            245,542
                                                                           =======
CHECKS ISSUED                                                              224,924
CHECK CLEARED                                                              (88,446)
                                                                           -------
OUTSTANDING CHECKS (SEE OUTSTANDING CHECKLIST)                             136,478
                                                                           =======

INTERMET U.S. HOLDING, INC. (COLUMBUS MACHINING)               CASE NO. 04-67598
CASH DISBURSEMENTS
OCTOBER 2004

                                                               TOTAL                TOTAL                          TOTAL
VENDOR                                                        CHECKS                WIRES                       DISBURSMENTS
------                                                        ------                -----                       ------------
ABC PLUMBING                                                 $      98             $      -                      $      98
ACUTE CARE EXPRESS                                                   -                                                   -
A-DERRICK, INC. (ADI)                                                -                                                   -
ADP                                                              1,823                                               1,823
ADVANCE DESIGN                                                       -                                                   -
ADVANCE TECHNOLOGIES SE                                              -                                                   -
AETNA US HEALTHCARE                                              3,555                                               3,555
AFLAC                                                            4,681                                               4,681
AKKO FASTENER, INC.                                                  -                                                   -
ALL AMERICAN RECYCLING,                                              -                                                   -
ALRO SPECIALTY METAL                                                 -                                                   -
AMA LABELING                                                         -                                                   -
AMC CARBIDE                                                          -                                                   -
AMERICAN BUSINESS EQUIP                                            108                                                 108
AMERICAN PRECISION TOOL                                              -                                                   -
ARTHUR WEEMS                                                     2,500                                               2,500
ATMOS ENERGY                                                         -                                                   -
AVERY DENNISON                                                       -                                                   -
BELLSOUTH                                                          223                                                 223
BRADDOCK METALLURGICAL                                           6,674                5,530                         12,204
BRENT INDUSTRIES                                                     -                                                   -
BROWN & SHARPE                                                       -                                                   -
BUCKEYE BUSINESS PRODUC                                              -                                                   -
CAIL TOOL                                                        2,108                                               2,108
CARBIDE TOOL SERVICES,                                               -                                                   -
CAROLINA EQUIPMENT                                                   -                                                   -
CASTROLHEAVY DUTY LUBRI                                          2,454                                               2,454
CENTRAL PACKAGING CORP                                             756                                                 756
CHARLES HAYDEN                                                   2,500                                               2,500
CHATTAHOOCHEE METAL FAB                                              -                                                   -
CHEMGARD, INC                                                        -                                                   -
CHEMSEARCH                                                           -                                                   -
CHOICEPOINT                                                          -                                                   -
CINTAS CORPORATION                                                  90                                                  90
COLUMBUS INDUSTRIAL SUP                                          1,603                                               1,603
COLUMBUS LIFT SERVICE                                                -                                                   -
COLUMBUS WATER WORKS                                                 -                                                   -
CONSOLIDATED ELECTRICAL                                              -                                                   -
CONWAY SOUTHERN                                                     65                                                  65
CUSTOM CRAFT TOOL SERVI                                         17,007                                              17,007
CUTTING TOOLS & SERVICE                                              -                                                   -
DARRYL KONSLER                                                   3,500                                               3,500
DELL                                                                 -                                                   -
DELTA AIRLINES                                                     489                                                 489
DEXTER FASTENER TECH.,                                               -                                                   -
DIXIE INDUSTRIAL FINISHING                                         188                                                 188
DOWDEL GAS, INC                                                      -                                                   -
E.C. PRECISION                                                   3,776                                               3,776
EBCO BATTERY COMPANY                                                 -                                                   -
ENVIRONMENTAL PARTNERS,                                              -                                                   -

INTERMET U.S. HOLDING, INC. (COLUMBUS MACHINING)               CASE NO. 04-67598
  CASH DISBURSEMENTS
OCTOBER 2004

                                                               TOTAL                TOTAL                          TOTAL
VENDOR                                                        CHECKS                WIRES                       DISBURSMENTS
------                                                        ------                -----                       ------------
FANUC AMERICA CORPORATI                                          2,775                                               2,775
FLAGSTUFF AMERICA                                                    -                                                   -
FUTURE LEASING                                                     172                                                 172
G&K SERVICES                                                         -                                                   -
GE CAPITAL (GA)                                                  1,608                                               1,608
GEORGIA DEPT OF REVENUE                                            229                                                 229
GEORGIA POWER COMPANY                                                -                                                   -
GLOBAL EXCHANGE SERVICE                                              -                                                   -
GRAINGER                                                             -                                                   -
GREENLEAF TREATMENT SVC                                              -                                                   -
HAGEMEYER NORTH AMERICA                                              -                                                   -
HARMONY CREEK PEST CONT                                              -                                                   -
HOLOX, LTD.                                                         36                                                  36
ICM PETTY CASH                                                       -                                                   -
INTERSTATE ELECTRIC SUP                                              -                                                   -
ITC DELTACOM                                                         -                                                   -
J & H MACHINE TOOLS INC                                          8,537                                               8,537
JAMES OSBORN                                                     2,500                                               2,500
JOHNSON CONTROLS, INC.                                               -                                                   -
KENNAMETAL, INC.                                                 4,822                                               4,822
KEYENCE CORP. OF AMERIC                                              -                                                   -
KGK INTERNATIONAL                                                    -                                                   -
LAB SAFETY SUPPLY, INC                                             151                                                 151
LAGRANGE FASTENERS & SU                                              -                                                   -
LINA                                                               256                                                 256
LOCHER, INC                                                          -                                                   -
MATTHEW ALVERSON                                                 1,000                                               1,000
MATT'S WELDING                                                   2,888                                               2,888
MCMASTER-CARR                                                        -                                                   -
MILLER LANDSCAPING                                               1,427                                               1,427
MOORE MEDICAL CORPORATI                                              -                                                   -
MOTION INDUSTRIES, INC                                               -                                                   -
MOTO MAN                                                             -                                                   -
MSC INDUSTRIAL SUPPLY                                                -                                                   -
MUSCOGEE CO.TAX COMMISS                                         83,502                                              83,502
NEC                                                              1,040                                               1,040
OFFICE DEPOT                                                         -                                                   -
PAGE, SCRANTOM, SPROUSE                                              -                                                   -
PEC                                                                  -                                                   -
PHILLIP POWELL                                                   2,000                                               2,000
PITNEY BOWES INC                                                    93                                                  93
PRODUCTIVITY PRESS                                                   -                                                   -
PROVIDENT LIFE AND ACCI                                          1,039                                               1,039
RACINE                                                               -                                                   -
RENISHAW, INC.                                                       -                                                   -
ROBIN COULDRY                                                       49                                                  49
ROBINSON FOUNDRY                                                     -                                                   -
SAFETY KLEEN CORPORATIO                                              -                                                   -
SBA PRODUCTIONS                                                    398                                                 398
SHERWIN WILLIAMS                                                     -                                                   -

INTERMET U.S. HOLDING, INC. (COLUMBUS MACHINING)               CASE NO. 04-67598
  CASH DISBURSEMENTS
OCTOBER 2004

                                                               TOTAL                TOTAL                          TOTAL
VENDOR                                                        CHECKS                WIRES                       DISBURSMENTS
------                                                        ------                -----                       ------------
SHOE'S N COMPANY                                                     -                                                   -
SOUTHEASTERN FOUNDRY PR                                          2,944                                               2,944
SOUTHERN REWINDING                                                   -                                                   -
SOUTHERN STATES TOYOTAL                                            975                                                 975
SOUTHLAND CHEMICAL & SU                                              -                                                   -
SPHERION CORPORATION                                            42,194                                              42,194
SPW INDUSTRIES                                                       -                                                   -
STAFFING SOLUTIONS                                               7,647                                               7,647
STAR BUSINESS FORMS                                                105                                                 105
TENNANT                                                              -                                                   -
THE OVERBY COMPANY                                                   -                                                   -
TRANSMAN                                                             -               15,087                         15,087
TRELLEBORG YSH, INC.                                                 -                                                   -
TRU-KUT, INC.                                                      985                                                 985
TRW                                                                  -                                                   -
VEKTEK                                                             843                                                 843
VERIZON WIRELESS COLUMB                                              -                                                   -
VOICE LINK                                                           -                                                   -
VULCAN ELECTRO-COATING,                                              -                                                   -
W.T. HARVEY LUMBER CO.                                               -                                                   -
WASTE MANAGEMENT                                                   138                                                 138
WEBER MARKING                                                        -                                                   -
WESTPORT HARDNESS & GAG                                              -                                                   -
XEROX CORPORATION                                                    -                                                   -
YUSA CORPORATION                                                     -                                                   -
ZERO CHECK                                                           -                                                   -
ZIEGLER TOOLS, INC.                                                  -                                                   -
Oct Check #77948 Booked in Nov.                                    379                                                 379
                                                             ---------             --------                      ---------
TOTALS                                                       $ 224,925             $ 20,617                      $ 245,542

Intermet U.S. Holding (Columbus Machining)
Case # 04-67598

CMI - OCTOBER BANK RECONCILIATION

Bank Balance                                                                       $      0
Actual Outstanding Checks                                                           136,478
Pre-Petition Checks to be voided in G/L                                               909.5
Oct Check #77947 Booked in Nov                                                      (489.20)
Oct Check #77948 Booked in Nov                                                      (378.20)
                                                                                     (42.10)
                                                                                   --------
Unadjusted GL Balance                                                              $136,478
                                                                                   ========

Intermet U.S. Holding (Columbus Machining)
Case # 04-67598

OUTSTANDING CHECKS

CHECK                             DATE                OUTSTANDING
77686                          10/21/2004                 810.20
77732                           10/1/2004              83,501.98
77795                          10/11/2004                 228.83
77808                          10/14/2004                 212.38
77814                          10/14/2004               7,693.33
77820                          10/18/2004               3,728.25
77821                          10/18/2004                 630.95
77847                          10/20/2004                 187.50
77854                          10/20/2004               1,829.71
77867                          10/21/2004               2,827.64
77870                          10/21/2004                  93.35
77871                          10/21/2004                  48.56
77873                          10/21/2004                 138.04
77878                          10/25/2004                   6.50
77883                          10/25/2004               1,191.12
77884                          10/25/2004                 468.00
77885                          10/25/2004                 604.74
77886                          10/25/2004               2,774.51
77887                          10/25/2004                 205.44
77888                          10/25/2004                  44.22
77894                          10/26/2004                 399.00
77895                          10/26/2004               1,035.80
77896                          10/26/2004                  45.29
77897                          10/26/2004               4,770.91
77902                          10/27/2004                  98.00
77903                          10/27/2004                 294.57
77904                          10/27/2004               1,338.41
77905                          10/27/2004                 203.89
77906                          10/27/2004                 528.36
77907                          10/27/2004                 984.65
77908                          10/27/2004                 377.50
77909                          10/27/2004               1,003.32
77914                          10/28/2004                  15.00
77919                          10/28/2004                 809.76
77920                          10/28/2004                 230.10
77921                          10/28/2004               1,187.50
77922                          10/28/2004                 974.60
77923                          10/28/2004                  23.09
77924                          10/28/2004               1,039.99
77930                          10/29/2004                 840.00
77931                          10/29/2004                 563.84
77932                          10/29/2004                  67.00
77933                          10/29/2004                 596.01
77934                          10/29/2004               1,458.91
77939                          10/29/2004               2,500.00
77940                          10/29/2004               2,000.00
77941                          10/29/2004               2,500.00
77946                          10/29/2004               2,500.00
77947                          10/30/2004                 489.20
77948                          10/30/2004                 378.20
                                                      ----------
Outstanding October Checks                            136,478.15
                                                      ==========

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 10/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:


                                                                            CASE # 04-67598
                                                                  INTERMET U.S. HOLDINGS (NEW RIVER)
                                         ------------------------------------------------------------------------------------
                        ACCOUNT TYPE     LOCKBOX 771170    DEPOSIT              AP      PR (HOURLY)    PR (SALARY)
                          ACCOUNT #           291513      5401086417        2770716476  2770716468     2770716641
                            BANK             Bank One     Stan. Fed.         Stan. Fed   Stan. Fed.     Stan. Fed.    TOTAL
BEGINNING BANK BALANCE                             -             -                   -           -              -           -
RECEIPTS                                      65,645       602,781                   -       1,440         13,712     683,578
TRANSFERS IN (CORPORATE)                           -             -             588,479     821,679        310,122   1,720,280
DIP INFLOW                                         -             -                   -           -              -           -
DISBURSEMENTS                                      -             -            (588,479    (823,119)      (323,835) (1,735,432)
TRANSFERS OUT (CORPORATE)                    (65,645)     (602,781)                  -           -              -    (668,426)
                                             -------      --------           ---------   ---------       --------  ----------
ENDING BANK BALANCE                                -             -                   -           -              -           -

WIRES PAID FOR BY CORPORATE                                                  3,216,555                              3,376,160
CHECKS ISSUED                                                                  823,720
                                                                             ---------
TOTAL DISBURSEMENTS (SEE TOTAL
     DISBURSEMENTS RECONCILIATION)                                           4,040,275
                                                                             =========
CHECKS ISSUED                                                                  823,720
CHECK CLEARED                                                                 (559,147) (an additional $29,332 of pre-
                                                                             ---------    petition checks cleared)
OUTSTANDING CHECKS (SEE
     OUTSTANDING CHECKLIST)                                                    264,573
                                                                             =========

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
  CASH DISBURSEMENTS
OCTOBER 2004

VENDORNAME                                OCT CHECKS ISSUED         OCT WIRES              OCT TOTAL DISBURSMENTS
----------                                -----------------         ---------              ----------------------
ADVANCE TECHNOLOGIES SVC                         213.00                     -                        213.00
ADVANCED CARBIDE TOOL                                 -                     -                             -
AEGIS ENVIRONMENTAL INC                               -                     -                             -
AETNA U.S. HEALTHCARE                          8,551.85                     -                      8,551.85
AIR PRODUCTS & CHEMICAL (PA)                   4,596.49                     -                      4,596.49
AIRGAS INC                                            -                     -                             -
ANESTHESIOLOGY ASSOCIATES                        180.00                     -                        180.00
APPLIED INDUST. TECH                                  -                     -                             -
ARAMARK UNIFORM SERVICES,INC.                         -                     -                             -
ARCET                                                 -                     -                             -
AT&T                                                  -                     -                             -
ATMOS ENERGY                                          -                     -                             -
ATMOS ENERGY MARKETING LLC                            -                     -                             -
B & S INDUSTRIAL SERVICE, INC.                        -                     -                             -
BEST ONE TIRE                                         -                     -                             -
BEST WESTERN RADFORD INN                        (153.65)                    -                       (153.65)
BLUE RIDGE COPIER                                     -                     -                             -
BOB'S REFUSE SERVICE INC.                             -                     -                             -
BRANDON SNODGRASS                                571.95                     -                        571.95
BROWNE & SHARPE                                1,150.00                     -                      1,150.00
CANON FINANCIAL SERVICES, INC                    534.34                     -                        534.34
CAROLINA FIREBRICK SPECIALIST,                        -                     -                             -
CARRIER VIBRATING EQUIP INC.                  10,090.60                     -                     10,090.60
CARTER MACHINERY                               5,274.60                     -                      5,274.60
CC METALS AND ALLOYS INC.                             -             44,726.48                     44,726.48
CENTRAL VALLEY RUBBER SERVICES                        -                     -                             -
CHAMPION CHISEL WORKS, INC.                    2,772.00                     -                      2,772.00
CHICAGO FREIGHT CAR LEASING                           -                     -                             -
CITICORP VENDOR FINANCE, INC                     444.00                     -                        444.00
CITY OF RADFORD                                       -                     -                             -
CITY OF RADFORD, TREASURER                            -                     -                             -
COMFORT INN RADFORD                                   -                     -                             -
COMMONWEALTH OF VIRGINIA                         576.73                     -                        576.73
COOPER,ROBERT W                                       -                     -                             -
CRANE AMERICA SERVICES                                -                     -                             -
CTM                                              950.00                     -                        950.00
CUTLER-HAMMER INC.                                    -                     -                             -
DAVID J JOSEPH COMPANY                                -          2,380,000.00                  2,380,000.00
DETEK INC.                                       280.00                     -                        280.00
DISA INDUSTRIES, INC                          74,602.20                     -                     74,602.20
DONNIE'S GARAGE                                       -                     -                             -
EIRICH MACHINES                                       -                     -                             -
ELKEM METALS INC.                                     -             64,362.98                     64,362.98
ENVIRITE OF OHIO                               1,892.50                     -                      1,892.50
FAIRLAWN STORAGE                                 216.00                     -                        216.00
FAULKNER IND MAINTENANCE CO.                  30,456.48                     -                     30,456.48
FIRE EQUIPMENT CO.INC.                                -                     -                             -
FORD MOTOR CREDIT                                     -                     -                             -
FOSECO INC.                                           -             27,853.20                     27,853.20
FRENCH, LYDIA                                     84.48                     -                         84.48
H.C. WADE                                             -                     -                             -
HA INTERNATIONAL, LLC                                 -             42,680.96                     42,680.96
HART METALS, INC.                             24,750.00             57,750.00                     82,500.00
HEAT TREATING SERVICES                        41,878.41                     -                     41,878.41
HEATH OIL LLC                                  4,871.47                     -                      4,871.47
 Henley                                       (1,305.00)                    -                     (1,305.00)
HENLEY TOOL CORP.                              7,075.50                     -                      7,075.50
HERAEUS ELECTRO NITE CO.                      13,709.64                     -                     13,709.64
HICKMAN, WILLIAMS AND CO                         352.00                     -                        352.00
HIGHLAND PAGING                                  364.65                     -                        364.65
HILL AND GRIFFITH CO.                                 -            173,586.20                    173,586.20
HOLSTON RIVER QUARRY                                  -                     -                             -
HOWELL, DOUG                                     430.66                     -                        430.66
INDUCTOTHERM CORP.                            12,950.22                     -                     12,950.22
INDUSTRIAL POWDER COATINGS                    45,718.63                     -                     45,718.63
INDUSTRIAL SUPPLY CORP                       201,153.63                     -                    201,153.63
INTERNATIONAL SURFACE PREP                       610.56                     -                        610.56
INTERSTATE CONSTRUCTION                        1,160.00                     -                      1,160.00
 IPC                                             (24.83)                    -                        (24.83)
 ISC                                             210.60                     -                        210.60
KWIK KAFE CO                                      57.40                     -                         57.40
L. H. CORP                                       488.00                     -                        488.00
LABORATORY CORP OF AMERICA                            -                     -                             -
LEADING EDGE ENTERPRISES, INC.                46,950.00                     -                     46,950.00
LECTRO THERM                                  27,782.50                     -                     27,782.50
LIFT ONE/DIVISION CAROLINA TRA                        -                     -                             -
LINA                                              74.00                     -                         74.00
MANPOWER INC                                  11,177.70                     -                     11,177.70
MCC, INC                                       9,378.00                     -                      9,378.00
 McCombs                                        (113.35)                    -                       (113.35)
MCCOMBS, J. BRENT                                113.35                     -                        113.35

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
  CASH DISBURSEMENTS
OCTOBER 2004

VendorName                                OCT CHECKS ISSUED         OCT WIRES              OCT TOTAL DISBURSMENTS
----------                                -----------------         ---------              ----------------------
MCELROY,JOHN C                                        -                     -                             -
METEC INC                                     22,500.00                     -                     22,500.00
METOKOTE CORPORATION                          34,026.72                     -                     34,026.72
MILLER AND COMPANY LLC                                -            240,879.93                    240,879.93
MOODY, DWAYNE                                    109.32                     -                        109.32
MOORE SPECIALTY                               14,940.00                     -                     14,940.00
MORRIS MATERIAL HANDLING                       2,561.00                     -                      2,561.00
MOUNTAIN SPRINGS                                (120.00)                    -                       (120.00)
MYOPTICS EYEWEAR                                (540.00)                    -                       (540.00)
NASH ENGINEERING                               9,719.00                     -                      9,719.00
NECESSARY OIL COMPANY                                 -                     -                             -
NEW RIVER GLASS                                1,039.20                     -                      1,039.20
NEW RIVER SOLID WASTE MGT                      2,247.06                     -                      2,247.06
NEW RIVER VALLEY RENT-ALL                             -                     -                             -
NORFOLK SOUTHERN   (NC)                               -                     -                             -
OMNISOURCE FT                                         -             51,908.94                     51,908.94
PATTERN SERVICES                                      -                     -                             -
PIEDMONT FOUNDRY SUPPLY INC                      676.00                     -                        676.00
PORTER WARNER INDUSTRIES                       4,442.53              4,482.53                      8,925.06
POTOMAC ENVIRONMENTAL, INC.                           -                     -                             -
PROCHEM ANALYTICAL INCORPORATE                        -                     -                             -
PROFORMA                                              -                     -                             -
PROVIDENT LIFE & ACCIDENT                      2,018.94                     -                      2,018.94
PULASKI CIRCUIT COURT                            255.91                     -                        255.91
PULASKI COMBINED COURT                           908.00                     -                        908.00
PULASKI GENERAL DIST COURT                       120.32                     -                        120.32
QUIKSTAFF                                        189.76                     -                        189.76
RADFORD CITY FLORIST, INC.                       112.25                     -                        112.25
RADFORD COMBINED COURT                            91.90                     -                         91.90
 Radford Hose                                   (175.64)                    -                       (175.64)
RADFORD HOSE & FITTING                           (75.41)                    -                        (75.41)
RADFORD STORAGE                                  160.00                     -                        160.00
RADIOLOGY CONSULTANTS INC                             -                     -                             -
REBECCA B CONNELLY, TRUSTEE                    1,500.00                     -                      1,500.00
REDDY ICE-CASSCO                                 128.70                     -                        128.70
REFCO INC                                     11,616.00              5,808.00                     17,424.00
RITENOUR,GINNY                                    68.00                     -                         68.00
ROBERTS SINTO CORPORATION                     23,058.05                     -                     23,058.05
SAFETY & COMPLIANCE                                   -                     -                             -
SANDMOLD SYSTEMS INC                             189.60                     -                        189.60
SAVEITNOW                                             -                     -                             -
SECURITY FORCES INC                            1,974.10                     -                      1,974.10
SIMMS,DAVID                                      834.46                     -                        834.46
SIMPSON, WILLIAM A                               858.20                     -                        858.20
SOWERS, VICTORIA M.                              620.00                     -                        620.00
STRONG'S, INC.                                        -                     -                             -
SUBURBAN PROPANE                               6,956.04                     -                      6,956.04
T K GROUP INC                                         -                     -                             -
TATE ENGINEERING INC                                  -                     -                             -
THOMAS TENNIN                                  1,134.34                     -                      1,134.34
 Thompson                                        (24.56)                    -                        (24.56)
THOMPSON, THERESA                                 24.56                     -                         24.56
TJ'S TRUCK & AUTO SERVICE                             -                     -                             -
TOMLIN, LINDA                                     35.25                     -                         35.25
TRANSMAN EFT                                          -             61,900.98                     61,900.98
TWO WAY RADIO INC                                     -                     -                             -
UNITED INDUSTRIAL SERVICES                    (5,467.79)                    -                     (5,467.79)
UNITED REFRACTORIES COMPANY                   32,487.70                     -                     32,487.70
UNITED WAY OF MONTGOMERY-SAL                     210.00                     -                        210.00
VA. DEPT OF TAXATION                          20,616.66                     -                     20,616.66
VERIZON   (17577)                                 79.38                     -                         79.38
VIRGINIA DEPT OF TAXATION                        690.00                     -                        690.00
W. MATTHEW SKEWES, MD                          4,576.00                     -                      4,576.00
W.E.L. INC.                                           -                     -                             -
WADE,PERRY                                       120.61                     -                        120.61
WEDRON SILICA-FAIRMOUNT                               -             70,250.45                     70,250.45
WESTMORELAND ADVANCED MATERIAL                        -                     -                             -
WHEELABRATOR ABRASIVES INC                            -             14,410.00                     14,410.00
WILLIAM A. KIBBE & ASSOCIATES,                    75.00                     -                         75.00
YALE INSPECTION SERVICES                       9,009.68                     -                      9,009.68
                                              ---------           -----------                   -----------
                                              $ 799,674           $ 3,240,601                   $ 4,040,275

INTERMET U.S. HOLDING, INC.
CASE NO.  04-67598

NEW RIVER - OCTOBER BANK RECONCILIATION

Bank Balance                                                                              -

Actual Outstanding Checks                                                        264,572.89
Outstanding P/R Checks                                                                    -
                                                                                 ----------
Book Balance                                                                     264,572.89



NEW RIVER
OUTSTANDING CHECKS
CASE NO. 04-67598

CHECK                                DATE                OUTSTANDING
103017                             10/6/2004                   84.48
103018                             10/6/2004               24,750.00
103028                             10/6/2004                4,442.53
103029                             10/6/2004                  908.00
103122                            10/14/2004                  180.00
103161                            10/19/2004                  108.00
103162                            10/19/2004                1,775.16
103194                            10/20/2004               30,456.48
103212                            10/22/2004                  576.73
103226                            10/22/2004                1,041.35
103228                            10/22/2004                  210.00
103229                            10/22/2004               12,483.81
103237                            10/25/2004                4,676.10
103247                            10/26/2004                  598.50
103249                            10/26/2004                  133.00
103253                            10/26/2004                8,132.85
103041                            10/27/2004                  350.00
103259                            10/27/2004                  213.00
103260                            10/27/2004                1,150.00
103261                            10/27/2004                2,772.00
103262                            10/27/2004                  950.00
103263                            10/27/2004                1,892.50
103264                            10/27/2004                  108.00
103265                            10/27/2004                1,233.25
103266                            10/27/2004                1,880.00
103267                            10/27/2004                1,311.24
103268                            10/27/2004                3,222.53
103269                            10/27/2004                1,160.00
103270                            10/27/2004                  488.00
103271                            10/27/2004                1,867.32
103272                            10/27/2004                2,561.00
103273                            10/27/2004                   45.00
103274                            10/27/2004                  750.00
103275                            10/27/2004                  128.70
103276                            10/27/2004                  310.00
103277                            10/27/2004                2,158.47
103278                            10/27/2004                   92.99
103279                            10/27/2004                2,793.59
103280                            10/27/2004                   79.38
103281                            10/27/2004                  345.00
103282                            10/27/2004                2,640.00
103283                            10/27/2004                   75.00
103284                            10/27/2004                2,241.36
103288                            10/27/2004               27,196.66
103289                            10/27/2004               46,950.00
103296                            10/28/2004                  290.00
103297                            10/28/2004                2,625.27
103298                            10/28/2004                3,792.83
103299                            10/28/2004                4,425.33
103300                            10/28/2004                1,867.32
103306                            10/29/2004                8,072.48
103307                            10/29/2004                  280.00
103308                            10/29/2004                1,082.00
103309                            10/29/2004                  352.00
103310                            10/29/2004                3,488.83
103311                            10/29/2004               16,583.67
103312                            10/29/2004                  610.56
103313                            10/29/2004               12,607.50
103314                            10/29/2004                2,250.00
103315                            10/29/2004                1,867.32
103316                            10/29/2004                5,808.00
103317                            10/29/2004                  189.60
103318                            10/29/2004                  858.20
                                                           ---------
October outstanding checks                                264,572.89
                                                          ==========

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                        Period Ending: October 31, 2004

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

      Intermet U.S. Holding, Inc.
NAME:   Case Number: 04-67598         CAPACITY:           Shareholder
      ---------------------------              -----------
                                                          Officer
                                               -----------
                                                          Director
                                               -----------
                                                          Insider
                                               -----------

Management and other insider compensation are maintained at Intermet Corporation. Please see Intermet Corporation (Case #04-67597) for all insider compensation/payments.
                      -------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

CURRENT COMPENSATION PAID:              Weekly         or        Monthly

                                        ------------             -------------

CURRENT BENEFITS PAID:                  Weekly         or        Monthly

     Health Insurance
                                        ------------             -------------
     Life Insurance
                                        ------------             -------------
     Retirement
                                        ------------             -------------
     Company Vehicle
                                        ------------             -------------
     Entertainment
                                        ------------             -------------
     Travel
                                        ------------             -------------
     Other Benefits
                                        ------------             -------------
     Total Benefits
                                        ------------             -------------

CURRENT OTHER BENEFITS PAID:            Weekly         or        Monthly

     Rent Paid
                                        ------------             -------------
     Loans
                                        ------------             -------------
     Other (Describe)
                                        ------------             -------------
     Other (Describe)
                                        ------------             -------------
     Other (Describe)
                                        ------------             -------------
     Total Other Payments
                                        ------------             -------------

CURRENT TOTAL OF ALL PAYMENTS:          Weekly         or        Monthly

                                                                    $0
                                        ------------             -------------


                                        ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

DATED:
      -------------------

                                                                          Form 6



                          Intermet Corporation and Subsidiaries                           Intermet U.S. Holding, Inc.
                             Schedule of In-Force Insurance                               Case Number: 04-67598


POLICY COVERAGE                                     CARRIER                 POLICY PERIOD
-----------------------------   ----------------------------  ----------------------------

Property                                             Lloyds               11/1/04-11/01/05
Boiler/Machine                                     Hartford               11/1/04-11/01/05
Cargo                                        Fireman's Fund               11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund               11/1/04-11/01/05

Aviation                                              USAIG               11/1/04-11/01/05

Fiduciary                                          St. Paul               11/1/04-11/01/05

Primary D&O                                        St. Paul               11/1/04-11/01/05
Excess D&O                                            Chubb               11/1/04-11/01/05
Side A                                         Platte River               11/1/04-11/01/05

Crime                                                  Gulf                11/1/04-12/1/04

General Liability                            Liberty Mutual               11/1/04-12/22/04
Umbrella                                     National Union               11/1/04-12/22/04

Work Comp                                    Liberty Mutual               11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual               11/1/04-12/22/04

Auto                                         Liberty Mutual               11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual               11/1/04-12/22/04


                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR

                       THE PERIOD ENDED: October 31, 2004
                                        ------------------

IN RE:
Intermet Corporation, et al
                                                CASE NUMBER: 04-67603

                                                Chapter 11
Ironton Iron, Inc.                              Judge: Marci B. McIvor
---------------------------------------/
                          Debtor


As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X      Operating Statement                     (Form 2)
        ---

         X      Balance Sheet                           (Form 3)
        ---

         X      Summary of Operations                   (Form 4)
        ---

         X      Monthly Cash Statement                  (Form 5)
        ---

         X      Statement of Compensation               (Form 6)
        ---

         X      Schedule of In-Force Insurance          (Form 7)
        ---

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)       YES  X              NO
                                                 ---                ---

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

5. All United States Trustee Quarterly fees have been paid and are current.
                                            YES  X              NO
                                                ---                ---

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

                                /s/ Robert E. Belts
Dated:  December 3, 2004        ------------------------------------------------
       ------------------       Debtor In Possession

                                Chief Financial Officer      (248) 952-2500
                                -----------------------  -----------------------
                                Title                    Phone


                                                                          Form 1

     Intermet Corporation and Subsidiaries
     Operating Statement                                                     Case #04-67603
     For the Month Ended 10-31-04                                                Ironton
     (000's)                                                                       Iron
                                                                 ---------------------------------------------
                                                                    Current Month        Total Since Filing
                                                                 ---------------------   ---------------------
     Net Sales                                                                     $0                      $0

     Cost of Goods Sold
     Materials and Freight                                                          0                       0
     Wages - Hourly                                                                 0                       0
     Wages-Salary                                                                   0                       0
     Employee Benefits and Pension                                                  0                       0
     Repairs & Maintenance                                                          0                       0
     Supplies                                                                       0                       0
     Utilities                                                                      0                       0
     Purchased Components/Services                                                  0                       0
     Income(loss) from Pattern Sales                                                0                       0
     Fixed Asset - (gain/loss)                                                      0                       0
     MIS Expense                                                                    0                       0
     Travel & Entertainment                                                         0                       0
     Other Variable Costs                                                          11                      11
     Depreciation & Amortization                                                    0                       0
     Other Allocated Fixed Costs                                                    0                       0
     Other Fixed Costs                                                              0                       0
                                                                 ---------------------   ---------------------
     Cost of Goods Sold                                                            11                      11

     Gross Profit                                                                 (11)                    (11)

     Plant SG&A Expense                                                             0                       0
     SG&A Expense - Allocation (Sched 1)                                            0                       0
     Other Operating Expenses                                                       0                       0
                                                                 ---------------------   ---------------------
      Total Operating Expenses                                                      0                       0

      Operating Profit                                                            (11)                    (11)

     Outside Interest Income                                                        0                       0
     Outside Interest (Expense)                                                     0                       0
     Intercompany Interest Income                                                   0                       0
     Intercompany Interest (Expense)                                                0                       0
     Charges (From) Affiliates                                                      0                       0
     Charges To Affiliates                                                          0                       0
     Income From European Subsidiary                                                0                       0
     Other Income/(Expense)                                                         0                       0
                                                                 ---------------------   ---------------------
     Total Non-Operating Expenses                                                   0                       0

     Income Before Income Taxes                                                   (11)                    (11)

     Income Tax Expense                                                             0                       0
                                                                 ---------------------   ---------------------

     Net Income                                                                  ($11)                   ($11)
                                                                 =====================   =====================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (October)
(Allocation of Corporate Costs to Filing Entities)

                                                      October
                                                     ----------
Officer Compensation                                 $  196,042
Salary Expense other Employees                          802,961
Employee Benefits and Pension                           133,527
Payroll Taxes                                            43,948
Other Taxes                                            6,922.86
Rent and Lease Expense                                  180,971
Interest Expense
Insurance                                                69,363
Automobile and Truck Expense                              2,695
Utilities(Gas Electric,Phone)                            47,700
Depreciation                                             89,205
Travel and Entertainment                                 70,376
Repairs and Maintenance                                  53,523
Advertising/Promotion                                         0
Supplies, Office Expense                                 24,275

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                           131,192
Bank Fees                                                17,576
Public Reporting Fees                                    16,000
Employee Relocation/Training                              2,850
Data Processing                                          28,029
Dues and Subscriptions                                    7,328
Outside Services                                        311,339
Project Development Costs net of Billings                56,285
Director Fees                                          (144,667)
Miscellaneous                                          (158,119)
Professional Fees - Bankruptcy                        2,643,198
Cost Allocation - Out                                  (227,787)
                                                     ----------
                                                     $4,404,731
                                                     ==========

Allocation:

Wagner Castings                                      $  177,312
Northern Castings                                        46,825
Ironton Iron                                                  0
Lynchburg Foundry                                       179,333
Columbus Foundry                                        290,418
Wagner Havana                                                 0
Intermet U.S. Holdings                                  240,779
Cast-Matic Corp.                                         76,250
Diversified Diemakers                                   239,650
Ganton Technologies                                     155,833
Tool Products                                           127,416
Intermet Corporation                                  2,870,915
                                                     ----------
Total                                                $4,404,731
                                                     ==========

Intermet Corporation and Subsidiaries
Balance Sheet As Of 10-31-04
(000's)
                                                             Case #04-67603
                                                                Ironton
                                                                  Iron
                                                            ---------------
Cash And Equivalents                                        $             0
Accounts Receivable                                                       0
Short-Term Intercompany Receivables                                       0
Inventories                                                               0
Other Current Assets                                                      0
                                                            ---------------
   TOTAL CURRENT ASSETS                                                   0

Land and Buildings                                                        0
Machinery & Equipment                                                     0
Construction In Progress                                                  0
                                                            ---------------
Total Fixed Assets                                                        0
Accumulated Depreciation                                                  0
                                                            ---------------
    NET FIXED ASSETS                                                      0

Investment In Subsidiaries                                                0
Investment In European Operations                                         0
Long-Term Intercompany Receivables                                        0
Deferred Taxes, Long-Term Asset                                           0
Other Assets                                                            341
                                                            ---------------
    TOTAL ASSETS                                            $           341
                                                            ===============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                            $             0
Wages and Salaries  (See schedule)                                        0
Taxes Payable - (See schedule)                                            0
                                                            ---------------
  TOTAL POST PETITION LIABILITIES                                         0

SECURED LIABILITIES:
Secured Liabilities - Bank Debt                                           0

PRE-PETITION LIABILITIES:
TAXES AND OTHER PRIORITY LIABILITIES:
 Accrued Income Taxes                                                     0
 Accrued Tax - State                                                      0
 Accrued Property Taxes                                                   0
 Accrued Workers Comp.                                                  751
 Accrued Payroll                                                          0
 Accrued Payroll Taxes                                                    0
                                                            ---------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                              751

UNSECURED LIABILITIES
Accounts Payable                                                          1
IDR Bonds                                                                 0
                                                            ---------------
TOTAL UNSECURED LIABILITIES                                               1

OTHER LIABILITIES
Accrued Liabilities                                                       0
Total Intercompany Payables                                          33,285
Notes Payable, Short Term                                                 0
Capital Leases                                                            0
Retirement Benefits                                                       0
Deferred Taxes - Long-Term Liability                                      0
Other Long-Term Liabilities                                               0
                                                            ---------------
 TOTAL LIABILITIES                                                   34,037

Common Stock                                                              0
Capital In Excess Of Par Value                                       49,000
Retained Earnings - Pre-Petition                                    (82,685)
Retained Earnings - Post- Petition                                      (11)
Equity in European Operations                                             0
Accumulated Translation Adjustment                                        0
Minimum Pension Liability Adjustment                                      0
Unearned Restricted Stock                                                 0
                                                            ---------------
TOTAL SHAREHOLDERS' EQUITY                                          (33,696)
                                                            ---------------
TOTAL LIABILITIES AND EQUITY                                $           341
                                                            ===============




              PERIOD ENDED: 10-31-04                IRONTON IRON, INC.                                   CASE #04-67603
                                                                                                        --------------------------

                                                    SCHEDULE OF POST-PETITION TAX LIABILITY

                                                         Balance                                                 Balance
                                                          as of          Accrued /        Payments /              as of
                                                        9/30/2004         Withheld         Deposits            10/31/2004
                                                    ------------------------------------------------------------------------------
              Income tax withheld: Federal                         $0               $0               $0                        $0
              Income tax withheld: State                           $0               $0               $0                        $0
              Income tax withheld: Local                           $0               $0               $0                        $0
              FICA Withheld                                        $0               $0               $0                        $0
              Employers FICA                                       $0               $0               $0                        $0
              Unemployment Tax: Federal                            $0               $0               $0                        $0
              Unemployment Tax: State                              $0               $0               $0                        $0
              All Other Payroll W/H                                $0               $0               $0                        $0
                                                                   $0               $0               $0                        $0
              State Taxes: Inc./Sales/Use/Excise                   $0               $0               $0                        $0
              Property Taxes                                       $0               $0               $0                        $0
                                                                   $0
              Workers Compensation                                  0                0                0                         0
                                                    ------------------------------------------------------------------------------

              Total                                                $0               $0               $0                        $0

              Wages and Salaries                                    0                0                0                         0
                                                    ------------------------------------------------------------------------------

              Grand Total                                          $0               $0               $0                        $0
                                                    ==============================================================================



                                                          Aging of Accounts Receivable
                                                       and Post Petition Accounts Payable

              Age in Days (Post Petiition)              0-30 Days        30-60 Days      Over 60 Days
              Accounts Payable                                     $0               $0               $0
              Accounts Receivable                                  $0               $0               $0

              MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS


                        Period Ending: October 31, 2004

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

      Ironton Iron, Inc.
NAME: Case Number: 04-67603              CAPACITY: ________ Shareholder

                                                   ________ Officer

                                                   ________ Director

                                                   ________ Insider

Management and other insider compensation are maintained at Intermet Corporation. Please see Intermet Corporation (Case #04-67597) for all insider compensation/payments. ________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


CURRENT COMPENSATION PAID:       Weekly   or    Monthly

                                 ______         _______


CURRENT BENEFITS PAID:           Weekly   or    MONTHLY

   Health Insurance              ______         _______

   Life Insurance                ______         _______

   Retirement                    ______         _______

   Company Vehicle               ______         _______

   Entertainment                 ______         _______

   Travel                        ______         _______

   Other Benefits                ______         _______

   Total Benefits                ______         _______


CURRENT OTHER PAYMENTS PAID:     Weekly    or   Monthly

   Rent Paid                     ______         _______

   Loans                         ______         _______

   Other (Describe)              ______         _______

   Other (Describe)              ______         _______

   Other (Describe)              ______         _______

   Total Other Payments          ______         _______


CURRENT TOTAL OF ALL PAYMENTS:   Weekly    or   Monthly
                                                $0
                                 ______         _______

DATED: __________                ________________________________________
                                 PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          FORM 6

                          Intermet Corporation and Subsidiaries                           Ironton Iron, Inc.
                              Schedule of In-Force Insurance                              Case Number: 04-67603


POLICY COVERAGE                                     CARRIER                             POLICY PERIOD
-----------------------------   ----------------------------             ----------------------------
Property                                             Lloyds                          11/1/04-11/01/05
Boiler/Machine                                     Hartford                          11/1/04-11/01/05
Cargo                                        Fireman's Fund                          11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund                          11/1/04-11/01/05

Aviation                                              USAIG                          11/1/04-11/01/05

Fiduciary                                          St. Paul                          11/1/04-11/01/05

Primary D&O                                        St. Paul                          11/1/04-11/01/05
Excess D&O                                            Chubb                          11/1/04-11/01/05
Side A                                         Platte River                          11/1/04-11/01/05

Crime                                                  Gulf                           11/1/04-12/1/04

General Liability                            Liberty Mutual                          11/1/04-12/22/04
Umbrella                                     National Union                          11/1/04-12/22/04

Work Comp                                    Liberty Mutual                          11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual                          11/1/04-12/22/04

Auto                                         Liberty Mutual                          11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual                          11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR

                       THE PERIOD ENDED: October 31, 2004
                                        ------------------

IN RE:
Intermet Corporation, et al
                                                CASE NUMBER: 04-67606

                                                Chapter 11
Lynchburg Foundry, Inc.                         Judge: Marci B. McIvor
---------------------------------------/
                          Debtor


As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X      Operating Statement                     (Form 2)
        ---

         X      Balance Sheet                           (Form 3)
        ---

         X      Summary of Operations                   (Form 4)
        ---

         X      Monthly Cash Statement                  (Form 5)
        ---

         X      Statement of Compensation               (Form 6)
        ---

         X      Schedule of In-Force Insurance          (Form 7)
        ---

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)       YES  X              NO
                                                 ---                ---

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

5. All United States Trustee Quarterly fees have been paid and are current.
                                            YES  X              NO
                                                ---                ---

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

                                /s/ Robert E. Belts
Dated:  December 3, 2004        ------------------------------------------------
       ------------------       Debtor In Possession

                                Chief Financial Officer      (248) 952-2500
                                -----------------------  -----------------------
                                Title                    Phone


                                                                          Form 1

Intermet Corporation and Subsidiaries
Operating Statement
For the Month Ended 10-31-04
(000's)
                                                      Case #04-67606
                                                     Lynchburg Foundries
                                            ------------------------------------
                                             Current Month    Total Since Filing
                                            ---------------   ------------------
Net Sales                                   $         8,131    $         8,131

Cost of Goods Sold
Materials and Freight                                 4,296              4,296
Wages - Hourly                                        1,360              1,360
Wages-Salary                                            320                320
Employee Benefits and Pension                           878                878
Repairs & Maintenance                                   354                354
Supplies                                                588                588
Utilities                                               245                245
Purchased Components/Services                           265                265
Income(loss) from Pattern Sales                           1                  1
Fixed Asset - (gain/loss)                                 0                  0
MIS Expense                                              41                 41
Travel & Entertainment                                    0                  0
Other Variable Costs                                    339                339
Depreciation & Amortization                             214                214
Other Allocated Fixed Costs                               0                  0
Other Fixed Costs                                       124                124
                                            ---------------    ---------------
Cost of Goods Sold                                    9,025              9,025

Gross Profit                                           (894)              (894)

Plant SG&A Expense                                        0                  0
SG&A Expense - Allocation (Sched 1)                     179                179
Other Operating Expenses                                  0                  0
                                            ---------------    ---------------
 Total Operating Expenses                               179                179
                                            ---------------    ---------------
 Operating Profit                                    (1,073)            (1,073)

Outside Interest Income                                   0                  0
Outside Interest (Expense)                                0                  0
Intercompany Interest Income                              0                  0
Intercompany Interest (Expense)                         (11)               (11)
Charges (From) Affiliates                                 0                  0
Charges To Affiliates                                     0                  0
Income From European Subsidiary                           0                  0
Other Income/(Expense)                                    0                  0
                                            ---------------    ---------------
Total Non-Operating Expenses                            (11)               (11)

Income Before Income Taxes                           (1,085)            (1,085)

Income Tax Expense                                        0                  0
                                            ---------------    ---------------
Net Income                                  $        (1,085)   $        (1,085)
                                            ===============    ===============

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (October)
(Allocation of Corporate Costs to Filing Entities)

                                                      October
                                                     ----------
Officer Compensation                                 $  196,042
Salary Expense other Employees                          802,961
Employee Benefits and Pension                           133,527
Payroll Taxes                                            43,948
Other Taxes                                            6,922.86
Rent and Lease Expense                                  180,971
Interest Expense
Insurance                                                69,363
Automobile and Truck Expense                              2,695
Utilities(Gas Electric,Phone)                            47,700
Depreciation                                             89,205
Travel and Entertainment                                 70,376
Repairs and Maintenance                                  53,523
Advertising/Promotion                                         0
Supplies, Office Expense                                 24,275

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                           131,192
Bank Fees                                                17,576
Public Reporting Fees                                    16,000
Employee Relocation/Training                              2,850
Data Processing                                          28,029
Dues and Subscriptions                                    7,328
Outside Services                                        311,339
Project Development Costs net of Billings                56,285
Director Fees                                          (144,667)
Miscellaneous                                          (158,119)
Professional Fees - Bankruptcy                        2,643,198
Cost Allocation - Out                                  (227,787)
                                                     ----------
                                                     $4,404,731
                                                     ==========

Allocation:

Wagner Castings                                      $  177,312
Northern Castings                                        46,825
Ironton Iron                                                  0
Lynchburg Foundry                                       179,333
Columbus Foundry                                        290,418
Wagner Havana                                                 0
Intermet U.S. Holdings                                  240,779
Cast-Matic Corp.                                         76,250
Diversified Diemakers                                   239,650
Ganton Technologies                                     155,833
Tool Products                                           127,416
Intermet Corporation                                  2,870,915
                                                     ----------
Total                                                $4,404,731
                                                     ==========

Intermet Corporation and Subsidiaries
Balance Sheet As Of 10-31-04
(000's)
                                                                Case #04-67606
                                                             Lynchburg Foundries
                                                             -------------------
Cash And Equivalents                                                       $0
Accounts Receivable                                                     6,599
Short-Term Intercompany Receivables                                         4
Inventories                                                             4,246
Other Current Assets                                                       12
                                                                --------------
   TOTAL CURRENT ASSETS                                                10,861

Land and Buildings                                                     21,069
Machinery & Equipment                                                  60,870
Construction In Progress                                                  287
                                                                --------------
Total Fixed Assets                                                     82,226
Accumulated Depreciation                                              (66,653)
                                                                --------------
    NET FIXED ASSETS                                                   15,572

Investment In Subsidiaries                                                  0
Investment In European Operations                                           0
Long-Term Intercompany Receivables                                      5,651
Deferred Taxes, Long-Term Asset                                             0
Other Assets                                                              240
                                                                --------------

    TOTAL ASSETS                                                      $32,324
                                                                ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                                         $571
Wages and Salaries  (See schedule)                                        495
Taxes Payable - (See schedule)                                            295
                                                                --------------
  TOTAL POST PETITION LIABILITIES                                       1,360

SECURED LIABILITIES:
Secured Liabilities - Bank Debt                                             0

PRE-PETITION LIABILITIES:
TAXES AND OTHER PRIORITY LIABILITIES:
 Accrued Income Taxes                                                       0
 Accrued Tax - State                                                        0
 Accrued Property Taxes                                                   227
 Accrued Workers Comp.                                                  1,908
 Accrued Payroll                                                            0
 Accrued Payroll Taxes                                                      0
                                                                --------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                              2,135

UNSECURED LIABILITIES
Accounts Payable                                                        7,539
IDR Bonds                                                                   0
                                                                --------------
TOTAL UNSECURED LIABILITIES                                             7,539

OTHER LIABILITIES
Accrued Liabilities                                                     2,678
Total Intercompany Payables                                                10
Notes Payable, Short Term                                                   0
Capital Leases                                                              0
Retirement Benefits                                                    (1,065)
Deferred Taxes - Long-Term Liability                                        0
Other Long-Term Liabilities                                             2,341
                                                                --------------
 TOTAL LIABILITIES                                                     14,997

Common Stock                                                                0
Capital In Excess Of Par Value                                              0
Retained Earnings - Pre-Petition                                       18,411
Retained Earnings - Post- Petition                                     (1,085)
Equity in European Operations                                               0
Accumulated Translation Adjustment                                          0
Minimum Pension Liability Adjustment                                        0
Unearned Restricted Stock                                                   0
                                                                --------------
TOTAL SHAREHOLDERS' EQUITY                                             17,327
                                                                --------------
TOTAL LIABILITIES AND EQUITY                                          $32,324
                                                                ==============



PERIOD ENDED: 10-31-04                       LYNCHBURG FOUNDRY (ARCHER CREEK)                         CASE #04-67606
                                                                                                      ------------------------

                                         SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                                         Balance
                                               as of              Accrued /           Payments /               as of
                                             9/30/2004            Withheld             Deposits             10/31/2004
                                         -------------------------------------------------------------------------------------
Income tax withheld: Federal                             $0             ($199,631)           $199,631                      $0
Income tax withheld: State                                0               (77,099)             77,099                       0
Income tax withheld: Local                                0                     0                   0                       0
FICA Withheld                                             0              (124,971)            124,212                    (760)
Employers FICA                                       (1,293)             (135,434)             80,056                 (56,671)
Unemployment Tax: Federal                            (7,247)                 (215)                  0                  (7,462)
Unemployment Tax: State                             (14,714)               (1,213)                  0                 (15,927)
All Other Payroll W/H                                (1,485)              (85,482)             56,121                 (30,846)

State Taxes: Inc./Sales/Use/Excise                  (36,750)               (3,000)                  0                 (39,750)
Property Taxes                                         (860)              (25,777)                  0                 (26,637)

Workers Compensation                                      0               (35,500)                  0                 (35,500)
                                         -------------------------------------------------------------------------------------

Total                                              ($62,350)            ($688,322)           $537,119               ($213,552)

Wages and Salaries                                 (133,885)           (1,451,320)          1,090,361                (494,844)
                                         -------------------------------------------------------------------------------------

Grand Total                                       ($196,234)          ($2,139,642)         $1,627,480               ($708,396)
                                         =====================================================================================



                                              Aging of Accounts Receivable
                                           and Post Petition Accounts Payable

Age in Days (Post Petiition)                 0-30 Days           30-60 Days          Over 60 Days
Accounts Payable                                   $570,707                    $0                  $0
Accounts Receivable                              (See attached schedule)


                                                     ACCOUNTS RECEIVABLE AGING
                                                             10/31/04
                                                              (000's)
                                                                   PAST DUE BALANCES
                                                        ---------------------------------------
                                   TOTAL     CURRENT    1 - 30    31 - 60    61 - 90    OVER 90
                                   ------    -------    ------    -------    -------    -------
DOMESTIC FERROUS:

- Archer Creek                      7,100      6,700       400       --         --          --
- Radford                             100         --        --       --         --         100
                                   ------     ------     -----      ---        ---       -----
Lynchburg Foundry, Inc.             7,200      6,700       400       --         --         100

Columbus Foundry, LP.              25,800     22,700     2,400      400         --         300

- Columbus Machining                  500        300       200       --         --          --
- New River                        11,700      6,400     4,700      400        100         100
                                   ------     ------     -----      ---        ---       -----
Intermet U.S. Holding, Inc.        12,200      6,700     4,900      400        100         100

Wagner Castings Co.                 8,743      7,086       700      300        157         500

Wagner Havana, Inc.                    --         --        --       --         --          --

Northern Castings Corp.             1,542      1,042       400       --        100          --

LIGHT METALS:
- Jackson                           3,184      2,300       400       200       100         184
- Minneapolis                       7,200      5,000     1,500       200       100         400
                                   ------     ------     -----       ---       ---       -----
Tool Products, Inc.                10,384      7,300     1,900       400       200         584

Diversified Diemakers, Inc.        13,800      9,500     2,000       400       100       1,800

- Pulaski                           3,700      2,400       400       600       200         100
- Racine Plants                     8,700      7,200       500       100       100         800
                                   ------     ------     -----       ---       ---       -----
Ganton Technologies, Inc.          12,400      9,600       900       700       300         900

Castmatic Corporation               5,000      4,600       400        --        --          --

INTERMET CORPORATION AND SUBSIDIARIES                               PERIOD ENDED

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:


                                                                                CASE # 04-67606
                                                                      LYNCHBURG FOUNDRIES - ARCHER CREEK
                                                -----------------------------------------------------------------------------
                        ACCOUNT TYPE            LOCKBOX 77314   DEPOSIT       AP        PR (HOURLY)  PR (SALARY)       TOTAL
                          ACCOUNT #                1599583     5401086466   2770716393  2770716385   2770716690
                            BANK                  Bank One     Stan. Fed.   Stan. Fed.   Stan. Fed.   Stan. Fed.
BEGINNING BANK BALANCE                                   -             -            -            -            -              -
RECEIPTS                                             2,378       865,932            -        4,672     9,247.33        882,229
TRANSFERS IN  (CORPORATE)                                -             -      455,607    1,238,870   304,703.76      1,999,181
DIP INFLOW                                                                                                                   -
DISBURSEMENTS                                            -             -     (455,607)  (1,243,542)    (313,951)    (2,013,101)
TRANSFERS OUT (CORPORATE)                           (2,378)     (865,932)           -            -            -       (868,310)
                                                    ------      --------     --------    ---------     --------      ---------
ENDING BANK BALANCE                                      -             -            -            -            -              -

WIRES PAID FOR BY CORPORATE                                                 5,014,075                                4,861,123
CHECKS ISSUED                                                                 900,921
                                                                            ---------
TOTAL DISBURSEMENTS (SEE TOTAL
    DISBURSEMENTS RECONCILIATION)                                           5,914,996
                                                                            =========

CHECKS ISSUED                                                                 900,921
CHECK CLEARED                                                                (455,607)
                                                                            ---------
OUTSTANDING CHECKS (SEE
    OUTSTANDING CHECKLIST)                                                    445,314
                                                                            =========

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                       CASE NO. 04-67606
CASH DISBURSEMENTS
OCTOBER 2004

                                                   OCT CHECKS           OCT WIRES                  OCT TOTAL
VENDOR                                               ISSUED               ISSUED                  DISBURSEMENTS
-----------------------------                      ----------          ------------               ------------
ADVANCED CONTROL PRODUCTS                              106.25                                           106.25
AETNA U.S. HEALTHCARE                               13,595.88                                        13,595.88
AFP INDUSTRIES                                       1,532.27                                         1,532.27
ALABAMA BY-PRODUCTS                                                      417,052.72                 417,052.72
ALLTEL                                                 379.36                                           379.36
ALT CONTROLS                                            96.40                                            96.40
AMERIGAS - LYNCHBURG-MONROE                         15,600.00                                        15,600.00
AP GREEN INDUSTRIES                                  6,627.06                                         6,627.06
APPLIED IND. TECHNOLOGIES                           12,549.29                                        12,549.29
APPOMATTOX GLASS & STOREFRONT                          199.00                                           199.00
ARMARK UNIFORM SERVICES                              2,946.00                                         2,946.00
ASSET ACCEPTANCE                                       742.95                                           742.95
ATMOSPHERE ANNEALING                                 2,885.21                                         2,885.21
AUTOCOM MANUFACTURING                              200,216.47                                       200,216.47
BARKER-JENNINGS                                        292.90                                           292.90
BLACK BOX CORPORATION                                  160.15                                           160.15
BMG METALS                                           4,517.20                                         4,517.20
BOULEVARD PROPERTIES                                   821.25                                           821.25
BRAMMER SAFETY SUPPLY                                3,868.05                                         3,868.05
BRC COMPANY                                          2,641.88                                         2,641.88
CAMCAD TECHNOLOGIES                                  2,520.00                                         2,520.00
CAMPBELL-PAYNE                                         480.00                                           480.00
CANDLER OIL                                         28,723.45                                        28,723.45
CC METALS & ALLOYS                                                       196,643.84                 196,643.84
CENTRA HEALTH                                          681.13                                           681.13
CENTRALVA.NET, INC                                     211.50                                           211.50
CHARLES WILLIAM PETTY                                  150.35                                           150.35
CITY OF LYNCHBURG                                    1,314.92                                         1,314.92
CLARENCE E. WILLIAMS                                 7,075.20                                         7,075.20
CONCORD RESCUE SQUAD                                 1,500.00                                         1,500.00
CONSUMER DORIN ADAMS                                 2,116.02                                         2,116.02
CROSS SALES & ENGINEERING                              198.34                                           198.34
DAVID J. JOSEPH                                                        2,884,000.00               2,884,000.00
DETEK                                                  930.00                                           930.00
DM&E RAILROAD                                                             81,588.84                  81,588.84
ECK SUPPLY                                           3,004.24                                         3,004.24
ELECTRIC MELTING                                    57,936.56                                        57,936.56
ELECTRONICS REPAIR CENTER                            1,077.00                                         1,077.00
ELKEM METALS                                                             126,295.59                 126,295.59
EMLEX CONSTURCTION                                  31,150.00                                        31,150.00
EQUIPMENT MERCHANTS                                    916.69                                           916.69
EXCEL TECHNOLOGIES                                     110.50                                           110.50
FALCON INDUSTRIES, INC                               1,098.00                                         1,098.00
FALWELL WELL CORP                                   14,630.00                                        14,630.00
FAMILY SUPPORT REGISTRY                                661.60                                           661.60
FEI LYNCHBURG #75                                       10.90                                            10.90
FORD MOTOR CREDIT                                    2,763.26                                         2,763.26
FOSECO, INC                                                               73,576.19                  73,576.19
FOSTER ELECTRIC CO.                                  3,500.52                                         3,500.52
G.E. CAPITAL                                         7,108.00                                         7,108.00
GENERAL KINEMATICS                                     341.30                                           341.30
GEORGE W. MAYS                                       5,719.77                                         5,719.77
GILMER SUPPLY                                          745.26                                           745.26
GLOBAL STONE JAMES RIVER                            10,000.00                                        10,000.00
GLOBE METALLURGICAL                                                      208,421.10                 208,421.10
HA INTERNATIONAL                                                          34,151.39                  34,151.39
HAJOCA CORPORATION                                     703.82                                           703.82
HARBISON-WALKER REFRACTORIES                         9,988.92                                         9,988.92
HATCHER TRUCKING                                       296.64                                           296.64
HELEN P. PARRISH                                       414.00                                           414.00
HERAEUS ELECTRO-NITE CO                              8,910.71                                         8,910.71
HERBERT L. BESKIN                                    8,935.00                                         8,935.00
HERB'S TOOL GRINDING & SALES                           477.80                                           477.80
HILL AND GRIFFITH                                                         35,400.00                  35,400.00
HOMESTEAD MATERIALS HANDLING                           417.22                                           417.22

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                       CASE NO. 04-67606
CASH DISBURSEMENTS
OCTOBER 2004

                                                   OCT CHECKS           OCT WIRES                  OCT TOTAL
VENDOR                                               ISSUED               ISSUED                  DISBURSEMENTS
-----------------------------                      ----------          ------------               ------------
HOPKINS, WILLIAM D                                     176.33                                           176.33
I.A.M. NATIONAL PENSION FUND                         1,766.30                                         1,766.30
IFS INDUSTRIES                                       6,462.50                                         6,462.50
INDUSTRIAL SUPPLY CORP                              36,582.85                                        36,582.85
INTERNATIONAL ASSOC                                    423.80                                           423.80
JACKSON WANDA K                                        496.15                                           496.15
JAMES D. ENGLISH                                    14,091.91                                        14,091.91
JOHNSTON, INC                                          300.00                                           300.00
JUNIOR ACHIEVEMENT                                      50.00                                            50.00
KENNETH TEMPLETON                                      665.00                                           665.00
KENT RUDBECK                                           480.00                                           480.00
KINDT COLLINS CO                                       323.50                                           323.50
LAWRENCE EQUIPMENT                                     355.42                                           355.42
LEE CONTROLS                                           302.19                                           302.19
LEWIS, ANGELA V.                                       461.50                                           461.50
LINA                                                   433.00                                           433.00
LINDA TOMLIN                                         1,025.04                                         1,025.04
LINTERN CORP                                            96.00                                            96.00
LYNCHBURG GARAGE DOOR                                2,760.00                                         2,760.00
MARJO PLASTICS                                       3,766.72                                         3,766.72
MASTER GAGE                                          1,900.00                                         1,900.00
MAXIM SYSTEMS                                        2,205.00                                         2,205.00
MAYBERRY, SUSIE                                        857.16                                           857.16
MELANIE FOLKS                                        1,418.99                                         1,418.99
METALLO GASKET CO                                      187.15                                           187.15
MILLER AND COMPANY LLC                                                   419,251.64                 419,251.64
MOORE'S MACHINE CO                                   8,125.00                                         8,125.00
MORRISETTE PAPER CO                                    273.40                                           273.40
NATIONAL AUTO PARTS                                    162.17                                           162.17
OMNISOURCE FT WAYNE                                                      142,617.06                 142,617.06
OSBORNE, THURMAN                                       100.00                                           100.00
PAGE, DAVID                                            100.00                                           100.00
PIEDMONT FOUNDRY SUPPLY                             77,027.46                                        77,027.46
PITNEY BOWES CREDIT CORP                             1,221.00                                         1,221.00
PITNEY BOWES PURCHASE POWER                          1,573.00                                         1,573.00
PORTER WARNER IND                                                        159,462.17                 159,462.17
POTOMAC ENVIRONMENTAL                                2,480.48                                         2,480.48
PROCHEM ANALYTICAL                                   1,290.00                                         1,290.00
PROVIDENT LIFE & ACCIDENT                            4,762.58                                         4,762.58
R.I. LAMPUS                                                               72,317.56                  72,317.56
RAMSEY, MARTHA                                         742.00                                           742.00
REBECCA B. CONNELLY                                    750.00                                           750.00
RED HILL GRINDING WHEEL                                                   13,396.31                  13,396.31
SIMMS, DAVID                                        14,205.63                                        14,205.63
SOUTHERN GRAPHICS & SUPPLY                              60.00                                            60.00
SPECIAL K LANDSCAPING                                2,950.00                                         2,950.00
SPECIALTY FOUNDRY PRODUCTS                           9,997.56                                         9,997.56
STAHL, INC                                          65,055.00                                        65,055.00
SUPERIOR GRAPHITE                                                         30,138.75                  30,138.75
TEMPLETON'S MKT                                        350.00                                           350.00
TENNANT COMPANY                                        460.78                                           460.78
THOMPSON TRUCKING                                   26,803.65                                        26,803.65
TRANSFORMER ELECTRIC CO                              2,100.00                                         2,100.00
TRANSMAN (EFT)                                              -             14,523.65                  14,523.65
TREASURER OF VA                                     21,252.02                                        21,252.02
TRENT, NINCOLE                                         375.00                                           375.00
TUSCOLA SAGINAW BAY RAILWAY                                               36,693.10                  36,693.10
U.S. SAFETY CORP                                       518.33                                           518.33
UNITED HYDRAULICS INC                               14,053.59                                        14,053.59
UNITED WAY OF CENTRAL VA                             2,915.40                                         2,915.40
VA DEPT OF TAX                                       3,035.18                                         3,035.18
VALLEY FASTENERS                                        36.49                                            36.49
VBS                                                    958.26                                           958.26
VIRGINIA CAROLINA CONTROLS                             175.65                                           175.65
W.E.L. ENTERPRISES                                  14,598.00                                        14,598.00

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                       CASE NO. 04-67606
CASH DISBURSEMENTS
OCTOBER 2004

                                                   OCT CHECKS           OCT WIRES                  OCT TOTAL
VENDOR                                               ISSUED               ISSUED                  DISBURSEMENTS
-----------------------------                      ----------          ------------               ------------
WASTE MANAGEMENT                                     1,754.32                                         1,754.32
WEXFORD SAND COMPANY                                                      33,748.00                  33,748.00
WHEELABRATOR ABRASIVES                              14,630.00             43,230.00                  57,860.00
WILLIAMSON & WILMER                                  1,141.02                                         1,141.02
WILSON TRUCKING                                         59.95                                            59.95
XPEDX                                               16,609.52                                        16,609.52
YALE INSPECTION SERVICES                            15,603.20                                        15,603.20
                                                   ----------          ------------               ------------
TOTAL                                              892,488.34          5,022,507.91               5,914,996.25


LYNCHBURG FOUNDRIES (ARCHER CREEK)
CASE #04-67606

         LYNCHBURG FOUNDRY
         ARCHER CREEK
         CASE NO. 04-67606

         OCTOBER BANK RECONCILIATION

Bank Balance                                       $          0
Actual Outstanding Checks                               445,314
Pre-Petition Checks to be voided
in G/L                                                   41,145
                                                   ------------
Book Balance                                       $    486,459
                                                   ============

OUTSTANDING CHECKS

CHECK                 DATE           OUTSTANDING
15332               10/1/2004            120.00
15396               10/7/2004            747.00
15418               10/8/2004             28.35
15419               10/8/2004             85.61
15420               10/8/2004            257.62
15421               10/8/2004             28.35
15430              10/11/2004             42.41
15444              10/13/2004            589.61
15447              10/14/2004             42.76
15452              10/15/2004            296.64
15453              10/15/2004             99.47
15454              10/15/2004            175.65
15470              10/15/2004            518.33
15491              10/18/2004            399.00
15493              10/18/2004         21,149.63
15505              10/20/2004         14,099.75
15515              10/21/2004            278.25
15516              10/21/2004            336.70
15517              10/21/2004             96.66
15522              10/21/2004            196.52
15523              10/21/2004             96.00
15527              10/21/2004            958.26
15530              10/21/2004            672.00
15534              10/21/2004            100.00
15535              10/21/2004            100.00
15542              10/21/2004            557.50
15543              10/21/2004             12.68
15544              10/21/2004            287.24
15549              10/21/2004            106.25
15550              10/21/2004            160.00
15552              10/22/2004            678.00
15553              10/22/2004          1,532.27
15554              10/22/2004             70.48
15555              10/22/2004             48.50
15556              10/22/2004          1,845.35
15557              10/22/2004             62.90
15559              10/22/2004         19,829.10
15560              10/22/2004          4,229.93
15561              10/22/2004          4,000.00
15562              10/22/2004          1,277.10
15563              10/22/2004            549.79
15564              10/22/2004             67.28
15565              10/22/2004            110.50
15566              10/22/2004            254.00
15567              10/22/2004         57,704.00
15568              10/22/2004            195.66
15569              10/22/2004             45.50
15570              10/22/2004            689.43
15572              10/22/2004         33,297.33
15573              10/25/2004         26,789.53
15574              10/25/2004          2,116.02
15575              10/25/2004            300.00
15576              10/25/2004          2,250.00
15577              10/25/2004         15,401.10
15578              10/25/2004          1,483.26
15579              10/25/2004             19.60
15580              10/25/2004          2,156.25
15581              10/25/2004             44.24
15582              10/25/2004             12.96
15583              10/25/2004            617.76
15584              10/25/2004          1,081.50

OUTSTANDING CHECKS

CHECK                 DATE           OUTSTANDING
15585              10/25/2004          3,766.72
15586              10/25/2004            123.00
15587              10/25/2004            160.56
15588              10/25/2004            158.90
15589              10/26/2004             60.00
15590              10/26/2004          2,100.00
15591              10/26/2004            310.25
15592              10/26/2004            160.60
15593              10/26/2004              4.56
15594              10/26/2004            752.75
15595              10/26/2004            135.44
15596              10/26/2004            930.00
15597              10/26/2004          1,132.08
15598              10/26/2004            160.15
15599              10/26/2004             44.92
15600              10/26/2004          1,341.05
15601              10/26/2004          2,520.00
15602              10/26/2004             72.75
15603              10/26/2004            477.80
15604              10/26/2004            107.42
15605              10/27/2004          4,043.20
15606              10/27/2004          8,262.24
15607              10/27/2004             27.68
15608              10/27/2004          2,600.00
15609              10/27/2004             54.75
15610              10/27/2004            243.36
15611              10/27/2004            108.81
15612              10/27/2004         16,919.70
15613              10/28/2004            273.40
15614              10/29/2004          1,791.78
15620              10/29/2004         19,739.65
15621              10/29/2004          2,786.55
15622              10/29/2004          2,641.88
15623              10/29/2004            283.95
15624              10/29/2004             87.78
15625              10/29/2004         14,630.00
15626              10/29/2004             10.90
15627              10/29/2004            179.83
15628              10/29/2004          7,108.00
15629              10/29/2004            745.26
15630              10/29/2004            417.22
15631              10/29/2004          1,245.00
15632              10/29/2004          1,475.00
15633              10/29/2004             36.49
15634              10/29/2004          1,754.32
15635              10/29/2004            379.36
15636              10/29/2004          2,946.00
15637              10/29/2004            681.13
15638              10/29/2004            211.50
15639              10/29/2004          1,500.00
15640              10/29/2004            132.32
15641              10/29/2004            207.00
15642              10/29/2004          8,935.00
15643              10/29/2004            146.33
15644              10/29/2004             99.23
15645              10/29/2004         14,091.91
15646              10/29/2004            480.00
15647              10/29/2004             92.30
15648              10/29/2004            216.50
15649              10/29/2004          2,368.90

OUTSTANDING CHECKS

CHECK                 DATE           OUTSTANDING
15650              10/29/2004            750.00
15651              10/29/2004          3,860.47
15652              10/29/2004             75.00
15653              10/29/2004             50.00
15654              10/29/2004          4,302.96
15655              10/29/2004            205.28
15656              10/29/2004             15.90
15657              10/29/2004             54.62
15658              10/29/2004            182.00
15659              10/29/2004          6,600.00
15660              10/29/2004          2,868.00
15661              10/29/2004            245.00
15662              10/29/2004            949.92
15663              10/29/2004          2,539.20
15664              10/29/2004            188.10
15665              10/29/2004          1,501.75
15666              10/29/2004         65,055.00
                                      ---------

October outstanding checks           445,313.96

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 10/31/2004

                                              MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                        CASE # 04-67606
                                                     LYNCHBURG FOUNDRY CO
                                               --------------------------------
                        ACCOUNT TYPE
                          ACCOUNT #            DEPOSITORY
                            BANK                1096643
                                                Bank One                 TOTAL
BEGINNING BANK BALANCE                                -                       -
RECEIPTS                                         20,274                  20,274
TRANSFERS IN (CORPORATE)                              -                       -
DIP INFLOW                                            -                       -
DISBURSEMENTS                                         -                       -
TRANSFERS OUT (CORPORATE)                             -                       -
ENDING BANK BALANCE                             (20,274)                (20,274)
                                                -------                 -------
                                                      -                       -

              MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS


                        Period Ending: October 31, 2004

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

      Lynchburg Foundry, Inc.
NAME: Case Number: 04-67606              CAPACITY: ________ Shareholder

                                                   ________ Officer

                                                   ________ Director

                                                   ________ Insider

Management and other insider compensation are maintained at Intermet Corporation. Please see Intermet Corporation (Case #04-67597) for all insider compensation/payments. ________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


CURRENT COMPENSATION PAID:       Weekly   or    Monthly

                                 ______         _______


CURRENT BENEFITS PAID:           Weekly   or    Monthly

  Health Insurance               ______         _______

  Life Insurance                 ______         _______

  Retirement                     ______         _______

  Company Vehicle                ______         _______

  Entertainment                  ______         _______

  Travel                         ______         _______

  Other Benefits                 ______         _______

  Total Benefits                 ______         _______

CURRENT OTHER PAYMENTS PAID:     Weekly    or   Monthly

  Rent Paid                      ______         _______

  Loans                          ______         _______

  Other (Describe)               ______         _______

  Other (Describe)               ______         _______

  Other (Describe)               ______         _______

  Total Other Payments           ______         _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly    or   Monthly
                                                  $0
                                 ______         _______

DATED: __________                ________________________________________
                                 PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                   Form 6

                          Intermet Corporation and Subsidiaries                           Lynchburg Foundry, Inc.
                             Schedule of In-Force Insurance                               Case Number: 04-67606


POLICY COVERAGE                                     CARRIER                             POLICY PERIOD
-----------------------------   ----------------------------             ----------------------------
Property                                             Lloyds                          11/1/04-11/01/05
Boiler/Machine                                     Hartford                          11/1/04-11/01/05
Cargo                                        Fireman's Fund                          11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund                          11/1/04-11/01/05

Aviation                                              USAIG                          11/1/04-11/01/05

Fiduciary                                          St. Paul                          11/1/04-11/01/05

Primary D&O                                        St. Paul                          11/1/04-11/01/05
Excess D&O                                            Chubb                          11/1/04-11/01/05
Side A                                         Platte River                          11/1/04-11/01/05

Crime                                                  Gulf                           11/1/04-12/1/04

General Liability                            Liberty Mutual                          11/1/04-12/22/04
Umbrella                                     National Union                          11/1/04-12/22/04

Work Comp                                    Liberty Mutual                          11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual                          11/1/04-12/22/04

Auto                                         Liberty Mutual                          11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual                          11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR

                       THE PERIOD ENDED: October 31, 2004
                                        ------------------

IN RE:
Intermet Corporation, et al
                                                CASE NUMBER: 04-67608

                                                Chapter 11
Northern Castings Corp.                         Judge: Marci B. McIvor
---------------------------------------/
                          Debtor


As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X      Operating Statement                     (Form 2)
        ---

         X      Balance Sheet                           (Form 3)
        ---

         X      Summary of Operations                   (Form 4)
        ---

         X      Monthly Cash Statement                  (Form 5)
        ---

         X      Statement of Compensation               (Form 6)
        ---

         X      Schedule of In-Force Insurance          (Form 7)
        ---

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)       YES  X              NO
                                                 ---                ---

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

5. All United States Trustee Quarterly fees have been paid and are current.
                                            YES  X              NO
                                                ---                ---

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

                                /s/ Robert E. Belts
Dated:  December 3, 2004        ------------------------------------------------
       ------------------       Debtor In Possession

                                Chief Financial Officer      (248) 952-2500
                                -----------------------  -----------------------
                                Title                    Phone


                                                                          Form 1

     Intermet Corporation and Subsidiaries
     Operating Statement                                                         Case #04-67608
     For the Month Ended 10-31-04                                                   Northern
     (000's)                                                                        Castings
                                                                 ---------------------------------------------
                                                                    Current Month         Total Since Filing
                                                                 ---------------------   ---------------------
     Net Sales                                                                 $1,354                  $1,354

     Cost of Goods Sold
     Materials and Freight                                                        472                     472
     Wages - Hourly                                                               213                     213
     Wages-Salary                                                                  80                      80
     Employee Benefits and Pension                                                106                     106
     Repairs & Maintenance                                                         42                      42
     Supplies                                                                      80                      80
     Utilities                                                                    116                     116
     Purchased Components/Services                                                 26                      26
     Income(loss) from Pattern Sales                                                0                       0
     Fixed Asset - (gain/loss)                                                      0                       0
     MIS Expense                                                                   16                      16
     Travel & Entertainment                                                         0                       0
     Other Variable Costs                                                          58                      58
     Depreciation & Amortization                                                   41                      41
     Other Allocated Fixed Costs                                                    0                       0
     Other Fixed Costs                                                             17                      17
                                                                 ---------------------   ---------------------
     Cost of Goods Sold                                                         1,267                   1,267

     Gross Profit                                                                  87                      87

     Plant SG&A Expense                                                             0                       0
     SG&A Expense - Allocation (Sched 1)                                           47                      47
     Other Operating Expenses                                                       0                       0
                                                                 ---------------------   ---------------------
      Total Operating Expenses                                                     47                      47

                                                                 ---------------------   ---------------------
      Operating Profit                                                             40                      40

     Outside Interest Income                                                        0                       0
     Outside Interest (Expense)                                                     0                       0
     Intercompany Interest Income                                                   0                       0
     Intercompany Interest (Expense)                                                0                       0
     Charges (From) Affiliates                                                      0                       0
     Charges To Affiliates                                                          0                       0
     Income From European Subsidiary                                                0                       0
     Other Income/(Expense)                                                         0                       0
                                                                 ---------------------   ---------------------
     Total Non-Operating Expenses                                                   0                       0

     Income Before Income Taxes                                                    40                      40

     Income Tax Expense                                                             1                       1
                                                                 ---------------------   ---------------------

     Net Income                                                                   $39                     $39
                                                                 =====================   =====================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (October)
(Allocation of Corporate Costs to Filing Entities)

                                                      October
                                                     ----------
Officer Compensation                                 $  196,042
Salary Expense other Employees                          802,961
Employee Benefits and Pension                           133,527
Payroll Taxes                                            43,948
Other Taxes                                            6,922.86
Rent and Lease Expense                                  180,971
Interest Expense
Insurance                                                69,363
Automobile and Truck Expense                              2,695
Utilities(Gas Electric,Phone)                            47,700
Depreciation                                             89,205
Travel and Entertainment                                 70,376
Repairs and Maintenance                                  53,523
Advertising/Promotion                                         0
Supplies, Office Expense                                 24,275

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                           131,192
Bank Fees                                                17,576
Public Reporting Fees                                    16,000
Employee Relocation/Training                              2,850
Data Processing                                          28,029
Dues and Subscriptions                                    7,328
Outside Services                                        311,339
Project Development Costs net of Billings                56,285
Director Fees                                          (144,667)
Miscellaneous                                          (158,119)
Professional Fees - Bankruptcy                        2,643,198
Cost Allocation - Out                                  (227,787)
                                                     ----------
                                                     $4,404,731
                                                     ==========

Allocation:

Wagner Castings                                      $  177,312
Northern Castings                                        46,825
Ironton Iron                                                  0
Lynchburg Foundry                                       179,333
Columbus Foundry                                        290,418
Wagner Havana                                                 0
Intermet U.S. Holdings                                  240,779
Cast-Matic Corp.                                         76,250
Diversified Diemakers                                   239,650
Ganton Technologies                                     155,833
Tool Products                                           127,416
Intermet Corporation                                  2,870,915
                                                     ----------
Total                                                $4,404,731
                                                     ==========

     Intermet Corporation and Subsidiaries
     Balance Sheet As Of 10-31-04
     (000's)
                                                                        Case #04-67608
                                                                           Northern
                                                                           Castings
                                                                      --------------------
     Cash And Equivalents                                                              $0
     Accounts Receivable                                                            1,371
     Short-Term Intercompany Receivables                                               83
     Inventories                                                                      513
     Other Current Assets                                                              24
                                                                      --------------------
        TOTAL CURRENT ASSETS                                                        1,990

     Land and Buildings                                                             2,266
     Machinery & Equipment                                                          8,609
     Construction In Progress                                                          36
                                                                      --------------------
     Total Fixed Assets                                                            10,911
     Accumulated Depreciation                                                      (9,078)
                                                                      --------------------
         NET FIXED ASSETS                                                           1,833

     Investment In Subsidiaries                                                         0
     Investment In European Operations                                                  0
     Long-Term Intercompany Receivables                                            11,452
     Deferred Taxes, Long-Term Asset                                                    0
     Other Assets                                                                     134
                                                                      --------------------

         TOTAL ASSETS                                                             $15,410
                                                                      ====================


     LIABILITIES AND SHAREHOLDER EQUITY

     POST PETITION LIABILITIES
     Accounts Payable                                                                $113
     Wages and Salaries  (See schedule)                                                61
     Taxes Payable - (See schedule)                                                    29
                                                                      --------------------
       TOTAL POST PETITION LIABILITIES                                                203

     SECURED LIABILITIES:
     Secured Liabilities - Bank Debt                                                    0

     PRE-PETITION LIABILITIES:
     TAXES AND OTHER PRIORITY LIABILITIES:
      Accrued Income Taxes                                                              0
      Accrued Tax - State                                                               0
      Accrued Property Taxes                                                           29
      Accrued Workers Comp.                                                            83
      Accrued Payroll                                                                   0
      Accrued Payroll Taxes                                                            35
                                                                      --------------------
     TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                       146

     UNSECURED LIABILITIES
     Accounts Payable                                                               1,809
     IDR Bonds                                                                          0
                                                                      --------------------
     TOTAL UNSECURED LIABILITIES                                                    1,809

     OTHER LIABILITIES
     Accrued Liabilities                                                              291
     Total Intercompany Payables                                                        0
     Notes Payable, Short Term                                                          0
     Capital Leases                                                                     0
     Retirement Benefits                                                                0
     Deferred Taxes - Long-Term Liability                                               0
     Other Long-Term Liabilities                                                        0
                                                                      --------------------
      TOTAL LIABILITIES                                                             2,450

     Common Stock                                                                       1
     Capital In Excess Of Par Value                                                 1,800
     Retained Earnings - Pre-Petition                                              11,120
     Retained Earnings - Post- Petition                                                39
     Equity in European Operations                                                      0
     Accumulated Translation Adjustment                                                 0
     Minimum Pension Liability Adjustment                                               0
     Unearned Restricted Stock                                                          0
                                                                      --------------------
     TOTAL SHAREHOLDERS' EQUITY                                                    12,960
                                                                      --------------------
     TOTAL LIABILITIES AND EQUITY                                                 $15,410
                                                                      ====================


PERIOD ENDED: 10-31-04                        NORTHERN CASTINGS CORP.                    CASE #04-67608
                                                                                         -----------------------

                                         SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                           Balance
                                               as of          Accrued /     Payments /           as of
                                             9/30/2004        Withheld       Deposits          10/31/2004
                                         -----------------------------------------------------------------------
Income tax withheld: Federal                         ($439)       ($26,638)      $22,262                ($4,815)
Income tax withheld: State                            (230)        (12,119)       10,129                 (2,220)
Income tax withheld: Local                               0               0             0                      0
FICA Withheld                                         (604)        (24,479)       20,702                 (4,381)
Employers FICA                                        (594)        (16,556)       12,810                 (4,340)
Unemployment Tax: Federal                                0           2,095             0                  2,095
Unemployment Tax: State                                  0               0             0                      0
All Other Payroll W/H                                    0               0             0                      0

State Taxes: Inc./Sales/Use/Excise                       0            (970)            0                   (970)
Property Taxes                                           0          (2,500)            0                 (2,500)

Workers Compensation                                     0         (12,000)            0                (12,000)
                                         -----------------------------------------------------------------------

Total                                              ($1,868)       ($93,166)      $65,903               ($29,131)

Wages and Salaries                                 (38,342)        (22,564)            0                (60,906)
                                         -----------------------------------------------------------------------

Grand Total                                       ($40,210)      ($115,730)      $65,903               ($90,037)
                                         =======================================================================



                                              Aging of Accounts Receivable
                                           and Post Petition Accounts Payable

Age in Days (Post Petiition)                 0-30 Days       30-60 Days    Over 60 Days
Accounts Payable                                  $113,228              $0            $0
Accounts Receivable                           See attached schedule


                                                     ACCOUNTS RECEIVABLE AGING
                                                             10/31/04
                                                              (000's)
                                                                   PAST DUE BALANCES
                                                        ---------------------------------------
                                   TOTAL     CURRENT    1 - 30    31 - 60    61 - 90    OVER 90
                                   ------    -------    ------    -------    -------    -------
DOMESTIC FERROUS:

- Archer Creek                      7,100      6,700       400       --         --          --
- Radford                             100         --        --       --         --         100
                                   ------     ------     -----      ---        ---       -----
Lynchburg Foundry, Inc.             7,200      6,700       400       --         --         100

Columbus Foundry, LP.              25,800     22,700     2,400      400         --         300

- Columbus Machining                  500        300       200       --         --          --
- New River                        11,700      6,400     4,700      400        100         100
                                   ------     ------     -----      ---        ---       -----
Intermet U.S. Holding, Inc.        12,200      6,700     4,900      400        100         100

Wagner Castings Co.                 8,743      7,086       700      300        157         500

Wagner Havana, Inc.                    --         --        --       --         --          --

Northern Castings Corp.             1,542      1,042       400       --        100          --

LIGHT METALS:
- Jackson                           3,184      2,300       400      200        100         184
- Minneapolis                       7,200      5,000     1,500      200        100         400
                                   ------     ------     -----      ---        ---       -----
Tool Products, Inc.                10,384      7,300     1,900      400        200         584

Diversified Diemakers, Inc.        13,800      9,500     2,000      400        100       1,800

- Pulaski                           3,700      2,400       400      600        200         100
- Racine Plants                     8,700      7,200       500      100        100         800
                                   ------     ------     -----      ---        ---       -----
Ganton Technologies, Inc.          12,400      9,600       900      700        300         900

Castmatic Corporation               5,000      4,600       400       --         --          --

INTERMET CORPORATION AND SUBSIDIARIES                   PERIOD ENDED 10/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                        CASE # 04-67608
                                                                  NORTHERN CASTINGS (HIBBING)
                                -------------------------------------------------------------------------------------------
      ACCOUNT TYPE              LOCKBOX 77122    DEPOSIT         AP            PR (HOURLY)       PR (SALARY)        TOTAL
      ACCOUNT #                    1261483      5401086458   2770716435         2770716427        2770716682
      BANK                         Bank One     Stan. Fed.   Stan. Fed.         Stan. Fed.        Stan. Fed.
BEGINNING BANK BALANCE
RECEIPTS

                                            -            -            -                  -                 -              -
TRANSFERS IN (CORPORATE)               11,072      447,589            -                  -                 -        458,660

DIP INFLOW                                                      129,049            197,873            68,978        395,899
                                            -            -
DISBURSEMENTS

                                            -            -            -                  -                 -              -
TRANSFERS OUT (CORPORATE)                                      (125,558)          (197,873)          (68,978)      (392,408)
                                            -            -
ENDING BANK BALANCE                   (11,072)    (447,589)      (3,491)                 -                 -       (462,152)
                                      -------     --------     --------           --------           -------       --------
                                            -           -             -                  -                 -              -
WIRES PAID FOR BY CORPORATE                                     588,737
CHECKS ISSUED                                                   185,405                                             583,810
TOTAL DISBURSEMENTS (SEE TOTAL                               ----------
DISBURSEMENTS RECONCILIATION)                                   774,141
                                                             ==========
CHECKS ISSUED - POST PETITION                                   185,405
CHECK CLEARED                                                  (119,779)  (an additional $5,779 of pre-petition checks cleared)
OUTSTANDING CHECKS (SEE                                      ----------
OUTSTANDING CHECKLIST)                                           65,626
                                                             ==========

NORTHERN CASTINGS CORPORATION                              CASE NO. 04-67608
CASH DISBURSEMENTS
OCTOBER 2004

                                           TOTAL                      TOTAL                        TOTAL
                                          CHECKS                      WIRES                     DISBURSMENTS
                                         ---------                  ----------                  ------------
3 Rivers Trucking                         7,079.23                                                 7,079.23
Aetna                                     1,302.98                                                 1,302.98
Airgas                                       67.10                                                    67.10
Alan Quick                                  108.72                                                   108.72
Allied Mineral Products                          -                    3,094.08                     3,094.08
American Colloid Co                       6,546.68                                                 6,546.68
Amerpride Linen                             345.32                                                   345.32
B & R Engineering                           207.00                                                   207.00
Bear Country Marketing                    1,350.00                                                 1,350.00
Behr Iron & Steel Co.                            -                  439,280.00                   439,280.00
Behr Specialty                            2,760.00                                                 2,760.00
Bob Scofield Trucking                     7,646.48                                                 7,646.48
Bruce Beckstrom                              63.15                                                    63.15
Bruce Smith                               2,028.00                                                 2,028.00
Carpenter Bros.                                  -                    1,980.00                     1,980.00
Cast Corporation                         33,250.00                                                33,250.00
Champion Chisel Works                     1,593.60                                                 1,593.60
Disa Industries                           6,594.50                                                 6,594.50
Dixie Industrial                          2,909.37                                                 2,909.37
Elkem                                            -                   69,190.24                    69,190.24
EMSCO, Inc                                  153.71                                                   153.71
Express Print                                50.37                                                    50.37
Full Circle Image                            41.63                                                    41.63
Gary Perrella                               137.93                                                   137.93
George Bougalis                           1,200.00                                                 1,200.00
Gil-Mar Manufacturing                       300.00                                                   300.00
GMP Local #21B                            1,994.16                                                 1,994.16
Great Western Recycling                                                                           18,252.95
Guaranteed Qual. Cleaning                                                                          1,382.17
Heraeus Electro-Nite                      3,023.40                                                 3,023.40
Hi Temp Incorporated                      2,002.27                                                 2,002.27
HyTest Safety Footwear                      205.91                                                   205.91
I.R.B. Inc.                                 759.00                                                   759.00
Inductotherm                             16,431.01                                                16,431.01
IRS                                         554.32                                                   554.32
J. N. Johnson                               203.44                                                   203.44
Larpen                                    1,566.00                                                 1,566.00
Lina                                          8.00                                                     8.00
Ludlum                                       72.80                                                    72.80
Mesabi Office Equipment                                                                              253.47
Metokote Corporation                      5,018.11                                                 5,018.11
Miller and Company                               -                   58,630.74                    58,630.74
Minnesota Industries                        981.54                                                   981.54
Minnesota Supply Co                       1,517.56                                                 1,517.56
MN Child Support                          6,873.15                                                 6,873.15
MN Dept of Labor                             50.00                                                    50.00

NORTHERN CASTINGS CORPORATION                              CASE NO. 04-67608
CASH DISBURSEMENTS
OCTOBER 2004

                                           TOTAL                      TOTAL                        TOTAL
                                          CHECKS                      WIRES                     DISBURSMENTS
                                        ----------                  ----------                  ------------
MN Dept of Revenue                          410.22                                                   410.22
Morris Material Handling                  3,376.31                                                 3,376.31
National Metal Abrasive                          -                    6,350.00                     6,350.00
North Star Imaging                          126.25                                                   126.25
Occupational Dev. Center                                                                             900.00
Office North                                259.24                                                   259.24
Proforma                                  1,828.94                                                 1,828.94
Provident                                   707.04                                                   707.04
Public Utilities                          2,537.82                                                 2,537.82
Range Credit Bureau                         122.34                                                   122.34
Range Water Conditioning                                                                              47.93
Robert Hedblom                            1,170.48                                                 1,170.48
Safety Clean Corp                           126.74                                                   126.74
Sim Supply                                  182.88                                                   182.88
St Louis County Auditor                  12,003.22                                                12,003.22
St Louis Cty                             10,500.00                                                10,500.00
Stanco                                      847.10                                                   847.10
Sullivan Candy & Supply                     129.45                                                   129.45
Sunrise Deli                                233.37                                                   233.37
TDS Metrocom                                 23.97                                                    23.97
Trimark                                      49.36                                                    49.36
Tritec                                    1,030.00                                                 1,030.00
Unimin                                           -                    8,055.00                     8,055.00
US Cargo                                    450.00                                                   450.00
USF Holland                                 164.02                                                   164.02
Verizon Wireless                             45.17                                                    45.17
Vesuvius USA                              3,968.72                                                 3,968.72
Vickers                                   7,435.40                                                 7,435.40
Wheelabrator                              1,007.65                                                 1,007.65
William A Kibbe & Associates                180.00                                                   180.00
Transman                                                                                             812.38
                                        ----------                  ----------                   ----------
 TOTALS                                 186,748.65                  586,580.06                   774,141.09

NORTHERN CASTINGS CORP
CASE NO. 04-67608

HIBBING - OCTOBER BANK RECONCILIATION

Bank Balance                                                         -

Actual Outstanding Checks                                    65,625.58
                                                             ---------
Book Balance                                                 65,625.58
                                                             =========

NORTHERN CASTINGS CORP
OUTSTANDING CHECKS
CASE NO. 04-67608

CHECK                DATE              OUTSTANDING
75346              10/8/2004            1,302.98
75360             10/14/2004            5,467.20
75377             10/15/2004               61.20
75391             10/20/2004              235.77
75399             10/21/2004               50.00
75409             10/21/2004              233.37
75414             10/22/2004              615.70
75420             10/25/2004              153.71
75421             10/26/2004            1,144.00
75422             10/26/2004              353.52
75424             10/26/2004            9,122.50
75427             10/27/2004            1,517.56
75428             10/27/2004              150.06
75429             10/27/2004               50.00
75430             10/27/2004              156.07
75432             10/27/2004              407.40
75433             10/27/2004              280.50
75434             10/27/2004              783.00
75435             10/28/2004              126.25
75440             10/28/2004               67.10
75441             10/28/2004            6,546.68
75442             10/28/2004              345.32
75443             10/28/2004              207.00
75444             10/28/2004            2,441.00
75445             10/28/2004            1,593.60
75446             10/28/2004            1,337.49
75448             10/28/2004               50.37
75449             10/28/2004               41.63
75450             10/28/2004            1,200.00
75451             10/28/2004              300.00
75453             10/28/2004            3,023.40
75454             10/28/2004              205.91
75455             10/28/2004              759.00
75456             10/28/2004              203.44
75457             10/28/2004               72.80
75458             10/28/2004              253.47
75459             10/28/2004              333.00
75460             10/28/2004              981.54
75462             10/28/2004            3,376.31
75464             10/28/2004              900.00
75465             10/28/2004              259.24
75466             10/28/2004            1,828.94
75467             10/28/2004               47.93
75468             10/28/2004              126.74
75469             10/28/2004              182.88
75470             10/28/2004              847.10
75471             10/28/2004              129.45
75472             10/28/2004            1,030.00
75473             10/28/2004            3,968.72
75474             10/28/2004            1,007.65
75475             10/28/2004            4,071.71
75476             10/28/2004            2,537.82
75478             10/28/2004               49.36
75479             10/29/2004            2,000.00
75480             10/29/2004              247.50
75481             10/29/2004              329.09
75482             10/29/2004              511.60

October outstanding checks              65,625.58

              Monthly STATEMENT OF INSIDER COMPENSATION/PAYMENTS


                        Period Ending: October 31, 2004

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

      Northern Castings Corp.
NAME: Case Number: 04-67608              CAPACITY: ________ Shareholder

                                                   ________ Officer

                                                   ________ Director

                                                   ________ Insider

Management and other insider compensation are maintained at Intermet Corporation. Please see Intermet Corporation (Case #04-67597) for all insider compensation/payments. ________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


CURRENT COMPENSATION PAID:       Weekly   or    Monthly

                                 ______         _______


CURRENT BENEFITS PAID:           Weekly   or    Monthly

  Health Insurance               ______         _______

  Life Insurance                 ______         _______

  Retirement                     ______         _______

  Company Vehicle                ______         _______

  Entertainment                  ______         _______

  Travel                         ______         _______

  Other Benefits                 ______         _______

  Total Benefits                 ______         _______

CURRENT OTHER PAYMENTS PAID:     Weekly    or   Monthly

  Rent Paid                      ______         _______

  Loans                          ______         _______

  Other (Describe)               ______         _______

  Other (Describe)               ______         _______

  Other (Describe)               ______         _______

  Total Other Payments           ______         _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly    or   Monthly
                                                  $0
                                 ______         _______

DATED: __________                ________________________________________
                                 PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                          Intermet Corporation and Subsidiaries                           Northern Castings Corporation
                             Schedule of In-Force Insurance                               Case Number: 04-67608


POLICY COVERAGE                                     CARRIER                             POLICY PERIOD
-----------------------------   ----------------------------             ----------------------------
Property                                             Lloyds                          11/1/04-11/01/05
Boiler/Machine                                     Hartford                          11/1/04-11/01/05
Cargo                                        Fireman's Fund                          11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund                          11/1/04-11/01/05

Aviation                                              USAIG                          11/1/04-11/01/05

Fiduciary                                          St. Paul                          11/1/04-11/01/05

Primary D&O                                        St. Paul                          11/1/04-11/01/05
Excess D&O                                            Chubb                          11/1/04-11/01/05
Side A                                         Platte River                          11/1/04-11/01/05

Crime                                                  Gulf                           11/1/04-12/1/04

General Liability                            Liberty Mutual                          11/1/04-12/22/04
Umbrella                                     National Union                          11/1/04-12/22/04

Work Comp                                    Liberty Mutual                          11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual                          11/1/04-12/22/04

Auto                                         Liberty Mutual                          11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual                          11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR

                       THE PERIOD ENDED: October 31, 2004
                                        ------------------

IN RE:
Intermet Corporation, et al
                                                CASE NUMBER: 04-67613

                                                Chapter 11
Sudbury Inc.                                    Judge: Marci B. McIvor
---------------------------------------/
                          Debtor


As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X      Operating Statement                     (Form 2)
        ---

         X      Balance Sheet                           (Form 3)
        ---

         X      Summary of Operations                   (Form 4)
        ---

         X      Monthly Cash Statement                  (Form 5)
        ---

         X      Statement of Compensation               (Form 6)
        ---

         X      Schedule of In-Force Insurance          (Form 7)
        ---

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)       YES  X              NO
                                                 ---                ---

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

5. All United States Trustee Quarterly fees have been paid and are current.
                                            YES  X              NO
                                                ---                ---

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

                                /s/ Robert E. Belts
Dated:  December 3, 2004        ------------------------------------------------
       ------------------       Debtor In Possession

                                Chief Financial Officer      (248) 952-2500
                                -----------------------  -----------------------
                                Title                    Phone


                                                                          Form 1

     Intermet Corporation and Subsidiaries
     Operating Statement                                                      Case # 04-67613
     For the Month Ended 10-31-04                                                 Sudbury
     (000's)                                                                         Inc.
                                                                 ---------------------------------------------
                                                                    Current Month         Total Since Filing
                                                                 ---------------------   ---------------------
     Net Sales                                                                     $0                      $0

     Cost of Goods Sold                                                             0                       0
     Materials and Freight                                                          0                       0
     Wages - Hourly                                                                 0                       0
     Wages-Salary                                                                   0                       0
     Employee Benefits and Pension                                                  0                       0
     Repairs & Maintenance                                                          0                       0
     Supplies                                                                       0                       0
     Utilities                                                                      0                       0
     Purchased Components/Services                                                  0                       0
     Income(loss) from Pattern Sales                                                0                       0
     Fixed Asset - (gain/loss)                                                      0                       0
     MIS Expense                                                                    0                       0
     Travel & Entertainment                                                         0                       0
     Other Variable Costs                                                           0                       0
     Depreciation & Amortization                                                   59                      59
     Other Allocated Fixed Costs                                                    0                       0
     Other Fixed Costs                                                              0                       0
                                                                 ---------------------   ---------------------
     Cost of Goods Sold                                                            59                      59

     Gross Profit                                                                 (59)                    (59)

     Plant SG&A Expense                                                             0                       0
     SG&A Expense - Allocation (Sched 1)                                            0                       0
     Other Operating Expenses                                                       0                       0
                                                                 ---------------------   ---------------------
      Total Operating Expenses                                                      0                       0

                                                                 ---------------------   ---------------------
      Operating Profit                                                            (59)                    (59)

     Outside Interest Income                                                        0                       0
     Outside Interest (Expense)                                                     0                       0
     Intercompany Interest Income                                                   0                       0
     Intercompany Interest (Expense)                                               (4)                     (4)
     Charges (From) Affiliates                                                      0                       0
     Charges To Affiliates                                                          0                       0
     Income From European Subsidiary                                                0                       0
     Other Income/(Expense)                                                         0                       0
                                                                 ---------------------   ---------------------
     Total Non-Operating Expenses                                                  (4)                     (4)

     Income Before Income Taxes                                                   (63)                    (63)

     Income Tax Expense                                                             0                       0
                                                                 ---------------------   ---------------------

     Net Income                                                                  ($63)                   ($63)
                                                                 =====================   =====================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (October)
(Allocation of Corporate Costs to Filing Entities)

                                                      October
                                                     ----------
Officer Compensation                                 $  196,042
Salary Expense other Employees                          802,961
Employee Benefits and Pension                           133,527
Payroll Taxes                                            43,948
Other Taxes                                            6,922.86
Rent and Lease Expense                                  180,971
Interest Expense
Insurance                                                69,363
Automobile and Truck Expense                              2,695
Utilities(Gas Electric,Phone)                            47,700
Depreciation                                             89,205
Travel and Entertainment                                 70,376
Repairs and Maintenance                                  53,523
Advertising/Promotion                                         0
Supplies, Office Expense                                 24,275

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                           131,192
Bank Fees                                                17,576
Public Reporting Fees                                    16,000
Employee Relocation/Training                              2,850
Data Processing                                          28,029
Dues and Subscriptions                                    7,328
Outside Services                                        311,339
Project Development Costs net of Billings                56,285
Director Fees                                          (144,667)
Miscellaneous                                          (158,119)
Professional Fees - Bankruptcy                        2,643,198
Cost Allocation - Out                                  (227,787)
                                                     ----------
                                                     $4,404,731
                                                     ==========

Allocation:

Wagner Castings                                      $  177,312
Northern Castings                                        46,825
Ironton Iron                                                  0
Lynchburg Foundry                                       179,333
Columbus Foundry                                        290,418
Wagner Havana                                                 0
Intermet U.S. Holdings                                  240,779
Cast-Matic Corp.                                         76,250
Diversified Diemakers                                   239,650
Ganton Technologies                                     155,833
Tool Products                                           127,416
Intermet Corporation                                  2,870,915
                                                     ----------
Total                                                $4,404,731
                                                     ==========

     Intermet Corporation and Subsidiaries
     Balance Sheet As Of 10-31-04
     (000's)
                                                                        Case # 04-67613
                                                                            Sudbury
                                                                              Inc.
                                                                      ---------------------
     Cash And Equivalents                                                               $0
     Accounts Receivable                                                                 7
     Short-Term Intercompany Receivables                                                 0
     Inventories                                                                         0
     Other Current Assets                                                                0
                                                                      ---------------------
        TOTAL CURRENT ASSETS                                                             7

     Land and Buildings                                                             (2,293)
     Machinery & Equipment                                                         (44,148)
     Construction In Progress                                                            0
                                                                      ---------------------
     Total Fixed Assets                                                            (46,441)
     Accumulated Depreciation                                                       50,829
                                                                      ---------------------
         NET FIXED ASSETS                                                            4,388

     Investment In Subsidiaries                                                          0
     Investment In European Operations                                                   0
     Long-Term Intercompany Receivables                                             12,861
     Deferred Taxes, Long-Term Asset                                                     0
     Other Assets                                                                   58,366
                                                                      ---------------------

         TOTAL ASSETS                                                              $75,622
                                                                      =====================


     LIABILITIES AND SHAREHOLDER EQUITY

     POST PETITION LIABILITIES
     Accounts Payable                                                                   $0
     Wages and Salaries  (See schedule)                                                  0
     Taxes Payable - (See schedule)                                                      0
                                                                      ---------------------
       TOTAL POST PETITION LIABILITIES                                                   0

     SECURED LIABILITIES:
     Secured Liabilities - Bank Debt                                                     0

     PRE-PETITION LIABILITIES:
     TAXES AND OTHER PRIORITY LIABILITIES:
      Accrued Income Taxes                                                          (2,031)
      Accrued Tax - State                                                                0
      Accrued Property Taxes                                                            47
      Accrued Workers Comp.                                                              0
      Accrued Payroll                                                                    0
      Accrued Payroll Taxes                                                              0
                                                                      ---------------------
     TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                     (1,984)

     UNSECURED LIABILITIES
     Accounts Payable                                                                    2
     IDR Bonds                                                                           0
                                                                      ---------------------
     TOTAL UNSECURED LIABILITIES                                                         2

     OTHER LIABILITIES
     Accrued Liabilities                                                                 2
     Total Intercompany Payables                                                    64,304
     Notes Payable, Short Term                                                           0
     Capital Leases                                                                      0
     Retirement Benefits                                                                 0
     Deferred Taxes - Long-Term Liability                                                0
     Other Long-Term Liabilities                                                         0
                                                                      ---------------------
      TOTAL LIABILITIES                                                             62,324

     Common Stock                                                                        0
     Capital In Excess Of Par Value                                                 86,100
     Retained Earnings - Pre-Petition                                              (72,739)
     Retained Earnings - Post- Petition                                                (63)
     Equity in European Operations                                                       0
     Accumulated Translation Adjustment                                                  0
     Minimum Pension Liability Adjustment                                                0
     Unearned Restricted Stock                                                           0
                                                                      ---------------------
     TOTAL SHAREHOLDERS' EQUITY                                                     13,298
                                                                      ---------------------
     TOTAL LIABILITIES AND EQUITY                                                  $75,622
                                                                      =====================

              PERIOD ENDED: 10-31-04                  SUDBURY INC.                                       CASE #04-67613
                                                                                                        --------------------------

                                             SCHEDULE OF POST-PETITION TAX LIABILITY

                                                         Balance                                                 Balance
                                                          as of          Accrued /        Payments /              as of
                                                        9/30/2004         Withheld         Deposits            10/31/2004
                                                    ------------------------------------------------------------------------------

              Income tax withheld: Federal                         $0               $0               $0                        $0
              Income tax withheld: State                           $0               $0               $0                        $0
              Income tax withheld: Local                           $0               $0               $0                        $0
              FICA Withheld                                        $0               $0               $0                        $0
              Employers FICA                                       $0               $0               $0                        $0
              Unemployment Tax: Federal                            $0               $0               $0                        $0
              Unemployment Tax: State                              $0               $0               $0                        $0
              All Other Payroll W/H                                $0               $0               $0                        $0
                                                                   $0               $0               $0                        $0
              State Taxes: Inc./Sales/Use/Excise                   $0               $0               $0                        $0
              Property Taxes                                       $0               $0               $0                        $0
                                                                   $0
              Workers Compensation                                  0                0                0                         0
                                                    ------------------------------------------------------------------------------

              Total                                                $0               $0               $0                        $0

              Wages and Salaries                                    0                0                0                         0
                                                    ------------------------------------------------------------------------------

              Grand Total                                          $0               $0               $0                        $0
                                                    ==============================================================================



                                                   Aging of Accounts Receivable
                                                and Post Petition Accounts Payable

              Age in Days (Post Petition)                  0-30 Days        30-60 Days      Over 60 Days
              Accounts Payable                                     $0               $0               $0
              Accounts Receivable                                  $0               $0           $7,000

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 10/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                 CASE # 04-67613
                                                                  SUDBURY, INC.
     ACCOUNT TYPE                             ---------------------------------------------------
        ACCOUNT #                               INVESTMENT            INVESTMENT         TOTAL
          BANK                                 413046662076          413046663076
                                              Morgan Stanley         Morgan Stanley
BEGINNING BANK BALANCE                             293,037               1,845            294,882
RECEIPTS                                               320                   2                322
TRANSFERS IN (CORPORATE)                                 -                   -                  -
DIP INFLOW                                               -                   -                  -
DISBURSEMENTS                                            -                   -                  -
TRANSFERS OUT (CORPORATE)                                -                   -                  -
ENDING BANK BALANCE                                      -                   -                  -
                                              ------------           ---------         ----------
                                                293,357.00            1,847.00         295,204.00

              MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS


                        Period Ending: October 31, 2004

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

      Sudbury Inc.
NAME: Case Number: 04-67613              CAPACITY: ________ Shareholder

                                                   ________ Officer

                                                   ________ Director

                                                   ________ Insider

Management and other insider compensation are maintained at Intermet Corporation. Please see Intermet Corporation (Case #04-67597) for all insider compensation/payments. ________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


CURRENT COMPENSATION PAID:       Weekly   or    Monthly

                                 ______         _______


CURRENT BENEFITS PAID:           Weekly   or    Monthly

  Health Insurance               ______         _______

  Life Insurance                 ______         _______

  Retirement                     ______         _______

  Company Vehicle                ______         _______

  Entertainment                  ______         _______

  Travel                         ______         _______

  Other Benefits                 ______         _______

  Total Benefits                 ______         _______

CURRENT OTHER PAYMENTS PAID:     Weekly    or   Monthly

  Rent Paid                      ______         _______

  Loans                          ______         _______

  Other (Describe)               ______         _______

  Other (Describe)               ______         _______

  Other (Describe)               ______         _______

  Total Other Payments           ______         _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly    or   Monthly
                                                  $0
                                 ______         _______

DATED: __________                ________________________________________
                                 PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER



                          Intermet Corporation and Subsidiaries                           Sudbury, Inc.
                            Schedule of In-Force Insurance                                Case Number: 04-67613


POLICY COVERAGE                                     CARRIER                 POLICY PERIOD
-----------------------------   ----------------------------  ----------------------------

Property                                             Lloyds               11/1/04-11/01/05
Boiler/Machine                                     Hartford               11/1/04-11/01/05
Cargo                                        Fireman's Fund               11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund               11/1/04-11/01/05

Aviation                                              USAIG               11/1/04-11/01/05

Fiduciary                                          St. Paul               11/1/04-11/01/05

Primary D&O                                        St. Paul               11/1/04-11/01/05
Excess D&O                                            Chubb               11/1/04-11/01/05
Side A                                         Platte River               11/1/04-11/01/05

Crime                                                  Gulf                11/1/04-12/1/04

General Liability                            Liberty Mutual               11/1/04-12/22/04
Umbrella                                     National Union               11/1/04-12/22/04

Work Comp                                    Liberty Mutual               11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual               11/1/04-12/22/04

Auto                                         Liberty Mutual               11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual               11/1/04-12/22/04



                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR

                       THE PERIOD ENDED: October 31, 2004
                                        ------------------

IN RE:
Intermet Corporation, et al
                                                CASE NUMBER: 04-67602

                                                Chapter 11
SUDM, INC.                                      Judge: Marci B. McIvor
---------------------------------------/
                          Debtor


As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X      Operating Statement                     (Form 2)
        ---

         X      Balance Sheet                           (Form 3)
        ---

         X      Summary of Operations                   (Form 4)
        ---

         X      Monthly Cash Statement                  (Form 5)
        ---

         X      Statement of Compensation               (Form 6)
        ---

         X      Schedule of In-Force Insurance          (Form 7)
        ---

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)       YES  X              NO
                                                 ---                ---

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

5. All United States Trustee Quarterly fees have been paid and are current.
                                            YES  X              NO
                                                ---                ---

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

                                /s/ Robert E. Belts
Dated:  December 3, 2004        ------------------------------------------------
       ------------------       Debtor In Possession

                                Chief Financial Officer      (248) 952-2500
                                -----------------------  -----------------------
                                Title                    Phone


                                                                          Form 1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN



IN RE: SUDM, INC.                                         CASE NO. 04-67602



All activity for SUDM, Inc. is reported in the consolidated Columbus Foundry operating report (Case #04-67609).

              MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS


                        Period Ending: October 31, 2004

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

      SUDM, Inc.
NAME: Case Number: 04-67602              CAPACITY: ________ Shareholder

                                                   ________ Officer

                                                   ________ Director

                                                   ________ Insider

Management and other insider compensation are maintained at Intermet Corporation. Please see Intermet Corporation (Case #04-67597) for all insider compensation/payments. ________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


CURRENT COMPENSATION PAID:       Weekly   or    Monthly

                                 ______         _______


CURRENT BENEFITS PAID:           Weekly   or    Monthly

  Health Insurance               ______         _______

  Life Insurance                 ______         _______

  Retirement                     ______         _______

  Company Vehicle                ______         _______

  Entertainment                  ______         _______

  Travel                         ______         _______

  Other Benefits                 ______         _______

  Total Benefits                 ______         _______

CURRENT OTHER PAYMENTS PAID:     Weekly    or   Monthly

  Rent Paid                      ______         _______

  Loans                          ______         _______

  Other (Describe)               ______         _______

  Other (Describe)               ______         _______

  Other (Describe)               ______         _______

  Total Other Payments           ______         _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly    or   Monthly
                                                  $0
                                 ______         _______

DATED: __________                ________________________________________
                                 PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6


                          Intermet Corporation and Subsidiaries                           SUDM, Inc.
                            Schedule of In-Force Insurance                                Case Number: 04-67602


POLICY COVERAGE                                     CARRIER                 POLICY PERIOD
-----------------------------   ----------------------------  ----------------------------

Property                                             Lloyds               11/1/04-11/01/05
Boiler/Machine                                     Hartford               11/1/04-11/01/05
Cargo                                        Fireman's Fund               11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund               11/1/04-11/01/05

Aviation                                              USAIG               11/1/04-11/01/05

Fiduciary                                          St. Paul               11/1/04-11/01/05

Primary D&O                                        St. Paul               11/1/04-11/01/05
Excess D&O                                            Chubb               11/1/04-11/01/05
Side A                                         Platte River               11/1/04-11/01/05

Crime                                                  Gulf                11/1/04-12/1/04

General Liability                            Liberty Mutual               11/1/04-12/22/04
Umbrella                                     National Union               11/1/04-12/22/04

Work Comp                                    Liberty Mutual               11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual               11/1/04-12/22/04

Auto                                         Liberty Mutual               11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual               11/1/04-12/22/04



                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR

                       THE PERIOD ENDED: October 31, 2004
                                        ------------------

IN RE:
Intermet Corporation, et al
                                                CASE NUMBER: 04-67610

                                                Chapter 11
Tool Products, Inc.                             Judge: Marci B. McIvor
---------------------------------------/
                          Debtor


As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X      Operating Statement                     (Form 2)
        ---

         X      Balance Sheet                           (Form 3)
        ---

         X      Summary of Operations                   (Form 4)
        ---

         X      Monthly Cash Statement                  (Form 5)
        ---

         X      Statement of Compensation               (Form 6)
        ---

         X      Schedule of In-Force Insurance          (Form 7)
        ---

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)       YES  X              NO
                                                 ---                ---

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

5. All United States Trustee Quarterly fees have been paid and are current.
                                            YES  X              NO
                                                ---                ---

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

                                /s/ Robert E. Belts
Dated:  December 3, 2004        ------------------------------------------------
       ------------------       Debtor In Possession

                                Chief Financial Officer      (248) 952-2500
                                -----------------------  -----------------------
                                Title                    Phone


                                                                          Form 1

     Intermet Corporation and Subsidiaries
     Operating Statement                                     Case #04-67610
     For the Month Ended 10-31-04                           Tool Products, Inc.
     (000's)                                  -------------------------------------------
                                              Current Month         Total Since Filing
                                              ------------------    ---------------------
     Net Sales                                           $4,933                   $4,933

     Cost of Goods Sold
     Materials and Freight                                  924                      924
     Wages - Hourly                                         987                      987
     Wages-Salary                                           251                      251
     Employee Benefits and Pension                          521                      521
     Repairs & Maintenance                                   96                       96
     Supplies                                               141                      141
     Utilities                                              195                      195
     Purchased Components/Services                        1,070                    1,070
     Income(loss) from Pattern Sales                        (17)                     (17)
     Fixed Asset - (gain/loss)                                0                        0
     MIS Expense                                             30                       30
     Travel & Entertainment                                   7                        7
     Other Variable Costs                                    41                       41
     Depreciation & Amortization                            135                      135
     Other Allocated Fixed Costs                              0                        0
     Other Fixed Costs                                       60                       60
                                               -----------------    ---------------------
     Cost of Goods Sold                                   4,442                    4,442

     Gross Profit                                           491                      491

     Plant SG&A Expense                                     111                      111
     SG&A Expense - Allocation (Sched 1)                    127                      127
     Other Operating Expenses                                 0                        0
                                               -----------------    ---------------------
      Total Operating Expenses                              238                      238

                                               -----------------    ---------------------
      Operating Profit                                      253                      253

     Outside Interest Income                                  0                        0
     Outside Interest (Expense)                              (6)                      (6)
     Intercompany Interest Income                             0                        0
     Intercompany Interest (Expense)                        (58)                     (58)
     Charges (From) Affiliates                                0                        0
     Charges To Affiliates                                    0                        0
     Income From European Subsidiary                          0                        0
     Other Income/(Expense)                                   0                        0
                                               -----------------    ---------------------
     Total Non-Operating Expenses                           (64)                     (64)

     Income Before Income Taxes                             188                      188

     Income Tax Expense                                       3                        3
                                               -----------------    ---------------------

     Net Income                                            $185                     $185
                                               =================    =====================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (October)
(Allocation of Corporate Costs to Filing Entities)

                                                      October
                                                     ----------
Officer Compensation                                 $  196,042
Salary Expense other Employees                          802,961
Employee Benefits and Pension                           133,527
Payroll Taxes                                            43,948
Other Taxes                                            6,922.86
Rent and Lease Expense                                  180,971
Interest Expense
Insurance                                                69,363
Automobile and Truck Expense                              2,695
Utilities(Gas Electric,Phone)                            47,700
Depreciation                                             89,205
Travel and Entertainment                                 70,376
Repairs and Maintenance                                  53,523
Advertising/Promotion                                         0
Supplies, Office Expense                                 24,275

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                           131,192
Bank Fees                                                17,576
Public Reporting Fees                                    16,000
Employee Relocation/Training                              2,850
Data Processing                                          28,029
Dues and Subscriptions                                    7,328
Outside Services                                        311,339
Project Development Costs net of Billings                56,285
Director Fees                                          (144,667)
Miscellaneous                                          (158,119)
Professional Fees - Bankruptcy                        2,643,198
Cost Allocation - Out                                  (227,787)
                                                     ----------
                                                     $4,404,731
                                                     ==========

Allocation:

Wagner Castings                                      $  177,312
Northern Castings                                        46,825
Ironton Iron                                                  0
Lynchburg Foundry                                       179,333
Columbus Foundry                                        290,418
Wagner Havana                                                 0
Intermet U.S. Holdings                                  240,779
Cast-Matic Corp.                                         76,250
Diversified Diemakers                                   239,650
Ganton Technologies                                     155,833
Tool Products                                           127,416
Intermet Corporation                                  2,870,915
                                                     ----------
Total                                                $4,404,731
                                                     ==========

     Intermet Corporation and Subsidiaries
     Balance Sheet As Of 10-31-04
     (000's)
                                                                       Case #04-67610
                                                                     Tool Products, Inc.
                                                                     -------------------
     Cash And Equivalents                                                        $3
     Accounts Receivable                                                      9,868
     Short-Term Intercompany Receivables                                        563
     Inventories                                                              4,252
     Other Current Assets                                                       428
                                                                     ---------------
        TOTAL CURRENT ASSETS                                                 15,114

     Land and Buildings                                                      10,872
     Machinery & Equipment                                                   21,213
     Construction In Progress                                                 4,695
                                                                     ---------------
     Total Fixed Assets                                                      36,779
     Accumulated Depreciation                                               (13,539)
                                                                     ---------------
         NET FIXED ASSETS                                                    23,241

     Investment In Subsidiaries                                                   0
     Investment In European Operations                                            0
     Long-Term Intercompany Receivables                                       7,731
     Deferred Taxes, Long-Term Asset                                              0
     Other Assets                                                                 0
                                                                     ---------------

         TOTAL ASSETS                                                       $46,086
                                                                     ===============

     LIABILITIES AND SHAREHOLDER EQUITY

     POST PETITION LIABILITIES
     Accounts Payable                                                        $1,029
     Wages and Salaries  (See schedule)                                         183
     Taxes Payable - (See schedule)                                              68
                                                                     ---------------
       TOTAL POST PETITION LIABILITIES                                        1,280

     SECURED LIABILITIES:
     Secured Liabilities - Bank Debt                                              0

     PRE-PETITION LIABILITIES:
     TAXES AND OTHER PRIORITY LIABILITIES:
      Accrued Income Taxes                                                        0
      Accrued Tax - State                                                         3
      Accrued Property Taxes                                                    188
      Accrued Workers Comp.                                                     408
      Accrued Payroll                                                           238
      Accrued Payroll Taxes                                                       2
                                                                     ---------------
     TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                 839

     UNSECURED LIABILITIES
     Accounts Payable                                                         7,058
     IDR Bonds                                                                1,500
                                                                     ---------------
     TOTAL UNSECURED LIABILITIES                                              8,558

     OTHER LIABILITIES
     Accrued Liabilities                                                      2,197
     Total Intercompany Payables                                                802
     Notes Payable, Short Term                                                    0
     Capital Leases                                                             574
     Retirement Benefits                                                        249
     Deferred Taxes - Long-Term Liability                                         0
     Other Long-Term Liabilities                                                  0
                                                                     ---------------
      TOTAL LIABILITIES                                                      14,499

     Common Stock                                                                 0
     Capital In Excess Of Par Value                                          19,200
     Retained Earnings - Pre-Petition                                        12,201
     Retained Earnings - Post- Petition                                         185
     Equity in European Operations                                                0
     Accumulated Translation Adjustment                                           0
     Minimum Pension Liability Adjustment                                         0
     Unearned Restricted Stock                                                    0
                                                                     ---------------
     TOTAL SHAREHOLDERS' EQUITY                                              31,586
                                                                     ---------------
     TOTAL LIABILITIES AND EQUITY                                           $46,086
                                                                     ===============



PERIOD ENDED: 10-31-04                    TOOL PRODUCTS, INC. (MINNEAPOLIS)                    CASE #04-67610
                                                                                              --------------------------

                                         SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                                  Balance
                                               as of           Accrued /        Payments /              as of
                                             9/30/2004          Withheld         Deposits            10/31/2004
                                         -------------------------------------------------------------------------------
Income tax withheld: Federal                            $0           ($98,890)        $81,746                  ($17,144)
Income tax withheld: State                              $0           ($40,656)        $33,578                   ($7,077)
Income tax withheld: Local                              $0                 $0              $0                        $0
FICA Withheld                                           $0           ($70,578)        $58,358                  ($12,220)
Employers FICA                                          $0           ($70,587)        $58,358                  ($12,229)
Unemployment Tax: Federal                               $0              ($163)           $118                      ($45)
Unemployment Tax: State                                 $0            ($1,728)         $1,426                     ($303)
All Other Payroll W/H                                   $0           ($98,426)        $79,191                  ($19,235)

State Taxes: Inc./Sales/Use/Excise                      $0                 $0              $0                        $0
Property Taxes                                          $0           ($10,833)             $0                  ($10,833)

Workers Compensation                                    $0                 $0              $0                        $0
                                         -------------------------------------------------------------------------------

Total                                                   $0          ($391,862)       $312,775                  ($79,087)

Wages and Salaries                                      $0          ($666,301)       $542,023                 ($124,278)
                                         -------------------------------------------------------------------------------

Grand Total                                             $0        ($1,058,163)       $854,798                 ($203,365)
                                         ===============================================================================



                                              Aging of Accounts Receivable
                                           and Post Petition Accounts Payable

Age in Days (Post Petiition)                 0-30 Days         30-60 Days      Over 60 Days
Accounts Payable                                  $682,535                 $0              $0
Accounts Receivable                                    (See attached schedule)

                                                     ACCOUNTS RECEIVABLE AGING
                                                             10/31/04
                                                              (000's)
                                                                   PAST DUE BALANCES
                                                        ---------------------------------------
                                   TOTAL     CURRENT    1 - 30    31 - 60    61 - 90    OVER 90
                                   ------    -------    ------    -------    -------    -------
DOMESTIC FERROUS:

- Archer Creek                      7,100      6,700       400        --        --          --
- Radford                             100         --        --        --        --         100
                                   ------     ------     -----       ---       ---       -----
Lynchburg Foundry, Inc.             7,200      6,700       400        --        --         100

Columbus Foundry, LP.              25,800     22,700     2,400       400        --         300

- Columbus Machining                  500        300       200        --        --          --
- New River                        11,700      6,400     4,700       400       100         100
                                   ------     ------     -----       ---       ---       -----
Intermet U.S. Holding, Inc.        12,200      6,700     4,900       400       100         100

Wagner Castings Co.                 8,743      7,086       700       300       157         500

Wagner Havana, Inc.                    --         --        --        --        --          --

Northern Castings Corp.             1,542      1,042       400        --       100          --

LIGHT METALS:
- Jackson                           3,184      2,300       400       200       100         184
- Minneapolis                       7,200      5,000     1,500       200       100         400
                                   ------     ------     -----       ---       ---       -----
Tool Products, Inc.                10,384      7,300     1,900       400       200         584

Diversified Diemakers, Inc.        13,800      9,500     2,000       400       100       1,800

- Pulaski                           3,700      2,400       400       600       200         100
- Racine Plants                     8,700      7,200       500       100       100         800
                                   ------     ------     -----       ---       ---       -----
Ganton Technologies, Inc.          12,400      9,600       900       700       300         900

Castmatic Corporation               5,000      4,600       400        --        --          --



PERIOD ENDED: 10-31-04                     TOOL PRODUCTS, INC. (JACKSON)                   CASE #04-67610
                                                                                          --------------------------

                                         SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                              Balance
                                               as of          Accrued /      Payments /             as of
                                             9/30/2004        Withheld        Deposits           10/31/2004
                                         ---------------------------------------------------------------------------
Income tax withheld: Federal                            $0        ($49,215)       $41,654                   ($7,561)
Income tax withheld: State                               0               0              0                         0
Income tax withheld: Local                               0               0              0                         0
FICA Withheld                                            0         (35,019)        29,360                    (5,659)
Employers FICA                                           0         (35,019)        29,360                    (5,659)
Unemployment Tax: Federal                                0            (393)           350                       (44)
Unemployment Tax: State                                  0          (1,104)           973                      (131)
All Other Payroll W/H                                    0         (43,412)        34,287                    (9,125)

State Taxes: Inc./Sales/Use/Excise                       0          (3,000)             0                    (3,000)
Property Taxes                                           0               0         42,071                    42,071

Workers Compensation                                     0               0              0                         0
                                         ---------------------------------------------------------------------------

Total                                                   $0       ($167,163)      $178,055                   $10,892

Wages and Salaries                                       0        (340,676)       282,171                   (58,505)
                                         ---------------------------------------------------------------------------

Grand Total                                             $0       ($507,839)      $460,226                  ($47,613)
                                         ===========================================================================



                                              Aging of Accounts Receivable
                                           and Post Petition Accounts Payable

Age in Days (Post Petition)                 0-30 Days       30-60 Days     Over 60 Days
Accounts Payable                                  $346,648              $0             $0
Accounts Receivable                                  (see attached schedule)

                           Accounts Receivable Aging
                           -------------------------
                                    10/31/04
                                    (000's)

                                                                   PAST DUE BALANCES
                                                            -------------------------------
                                        TOTAL   CURRENT     1-30    31-60   61-90   OVER 90
                                       ------   -------    -----    -----   -----   -------
Domestic Ferrous:

  -- Archer Creek                       7,100     6,700      400       --      --        --
  -- Radford                              100        --       --       --      --       100
                                       ------   -------    -----    -----   -----   -------
Lynchburg Foundry, Inc.                 7,200     6,700      400       --      --       100

  -- Columbus Foundry,LP.              25,800    22,700    2,400      400      --       300

  -- Columbus Machining                   500       300      200       --      --        --
  -- New River                         11,700     6,400    4,700      400     100       100
                                       ------   -------    -----    -----   -----   -------
Intermet U.S. Holding, Inc.            12,200     6,700    4,900      400     100       100

Wagner Castings Co.                     8,743     7,086      700      300     157       500

Wagner Havana, Inc.                        --        --       --       --      --        --

Northern Castings Corp.                 1,542     1,042      400       --     100        --

LIGHT METALS:

  -- Jackson                            3,184     2,300      400      200     100       184
  -- Minneapolis                        7,200     5,000    1,500      200     100       400
                                       ------   -------    -----    -----   -----   -------
Tool Products, Inc.                    10,384     7,300    1,900      400     200       584

Diversified Diemakers, Inc.            13,800     9,500    2,000      400     100     1,800

  -- Pulaski                            3,700     2,400      400      600     200       100
  -- Racine Plants                      8,700     7,200      500      100     100       800
                                       ------   -------    -----    -----   -----   -------
Ganton Technologies, Inc.              12,400     9,600      900      700     300       900

Castmatic Corporation                   5,000     4,600      400       --      --        --

INTERMET CORPORATION AND SUBSIDIARIES                   PERIOD ENDED 10/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                          CASE # 04-67610
                                                                       TOOL PRODUCTS, INC (JACKSON)
                                                   ---------------------------------------------------------------------
      ACCOUNT TYPE                                 LOCKBOX 672984  LOCKBOX 77881     AP            PR
        ACCOUNT #                                    1851811321      363168104    2176982870    2176983068
          BANK                                        Comerica       Bank One      Comerica     Comerica       TOTAL
BEGINNING BANK BALANCE                                       -               -            -            -              -
RECEIPTS                                             1,038,233               -            -            -      1,038,233
TRANSFERS IN (CORPORATE)                                     -               -      376,001      113,102        489,103
DIP INFLOW                                                   -               -            -            -              -
DISBURSEMENTS                                                -               -     (376,001)    (113,102)       (489,103)
                                                   -----------     -----------    ---------     --------     -----------
TRANSFERS OUT (CORPORATE)                           (1,038,233)              -            -            -      (1,038,233)
ENDING BANK BALANCE                                          -               -            -            -              -
WIRES PAID FOR BY CORPORATE                                                         634,174      139,431       773,605
CHECKS ISSUED                                                                       519,636
                                                                                  ---------
TOTAL DISBURSEMENTS (SEE TOTAL
 DISBURSEMENTS RECONCILIATION)                                                    1,153,811
                                                                                  =========
CHECKS ISSUED                                                                       519,636
CHECK CLEARED                                                                      (376,001)
                                                                                  ---------
OUTSTANDING CHECKS (SEE OUTSTANDING CHECKLIST)                                      143,636
                                                                                  =========

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
OCTOBER 2004

                                          TOTAL OCTOBER                     TOTAL CASH
         VENDOR NAME                         CHECKS          WIRES        DISBURSEMENTS
                                                                          -------------
A1 CHEMICAL                                                                       -
AAA PLUMBING & ELECTRICAL                          -                              -
ACTION FLUID                                       -                              -
ADVANCED METAL PRODUCTS                          179                            179
ADVANTAGE ENGINEERING INC.                         -                              -
AH ASSOCIATES                                  3,200                          3,200
AIM POWER AND FLUIDS                               -                              -
AIR DRAULICS ENGINEERING CO                      938                            938
AIRGAS SOUTH                                       -                              -
ALCAN PRIMARY PRODUCTS CORP.                       -        251,748         251,748
ALCHEM ALUMINUM, INC.                              -        376,970         376,970
ALFE CORP GROUP                                    -                              -
ALPHA RESOURCES INC                                -                              -
AMCOR                                              -                              -
APPLIED INDUSTRIAL TECH                          433                            433
ARMOR ENVIRONMENTAL SER INC                        -                              -
AT &T                                              -                              -
AVAS                                               -                              -
AVAYA                                              -                              -
B & B FIRE PROTECTION                              -                              -
B & B TOOL AND DIE COMPANY INC                     -                              -
BEKINS                                         8,326                          8,326
BELLSOUTH                                          -                              -
BERTELKAMP AUTOMATION, INC.                      650                            650
BETTY NASH                                       340                            340
BLUFF CITY ELECTRONICS                             -                              -
BNX SHIPPING, INC.                                 -                              -
BOISE CASCADE OFFICE PRODUCTS                      -                              -
BROWN & SHARPE MSD                                 -                              -
BUHLER INC                                        83                             83
BUSINESS EQUIPMENT CENTER                          -                              -
CANON FINANCIAL SERVICES, INC.                 1,036                          1,036
CANTEEN VENDING SERVICE                            -                              -
CARE PETROLEUM INC                             1,200                          1,200
CARLTON BATES COMPANY                              -                              -
CARPENTER BROTHERS INC                             -                              -
CASTLE COMPANY INC                                 -                              -
CHAPTER 13 TRUSTEE                             7,660                          7,660
CHEM STATION                                       -                              -
CHEM TREND INCORPORATED                       12,617                         12,617
CHEM-DRY                                           -                              -
CHRIS BAKER                                      300                            300
CHRIS JOYNER                                     315                            315
CIRCUI COURT CLERK CIVIL DIV                     441                            441
CITICAPITAL                                      360                            360
CITICAPITAL COMMERICAL                           641                            641
CITY OF JACKSON                                  541                            541
CLEMCO SALES INC                                   -                              -
COLE PALLET COMPANY LLC                            -                              -
COLE-PARMER INSTRUMENT                             -                              -
COMMERCIAL STEEL ERECTION                          -                              -
COMPRESSORS & TOOLS, INC.                          -                              -
COMPUTER CONSULTING SERVICES                       -                              -
CONTRA COSTA COUNTY                              475                            475
CPC INC.                                      38,000                         38,000
CRANE SERVICE INC                                  -                              -
CROSS MACHINE TOOL CO.,INC.                      600                            600
CUPPLES J&J FAB SHOP                               -                              -
CUSTOM MOLD                                        -                              -
D & C SALES                                      600                            600
D M E CORP                                       477                            477
DANKA INDUSTRIES INC                             579                            579
DANLY IEM                                          -                              -
DARLENE TURNER                                   239                            239
DAVID COOK                                       587                            587
DAVID WILLIAMS                                   397                            397
DELL MARKETING LP                                  -                              -

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
OCTOBER 2004

                                          TOTAL OCTOBER                     TOTAL CASH
         VENDOR NAME                         CHECKS          WIRES        DISBURSEMENTS
                                                                          -------------
DIECO TOOL & DIE                                   -                              -
DIEMER ASSOCIATES INC                              -                              -
DIMETEK INTERNATIONAL INC                      2,828                          2,828
D-LUCK'S DIE INC                                   -                              -
DON FORSYTHE                                     467                            467
DONALDSON COMPANY INC                              -                              -
DRUMCO OF TENN.                                    -                              -
DY-KAST SUPPLY CO.                                 -                              -
EAGLE WAREHOUSE & DIST.                        1,200                          1,200
EMED CO, INC                                       -                              -
ENGINEERED PRODUCTS DIVIS                          -                              -
FERGUSON BROS INC                                  -                              -
FLOZONE SERVICES INC                           1,087                          1,087
FLUID POWER OF MEMPHIS                             -                              -
FRANKLIN ELECTROFLUID CO                           -                              -
FUGITT RUBBER AND SUPPLY CO                    2,228                          2,228
G & H INDUSTRIES                                   -                              -
G.W. SMITH AND SONS INC                            -                              -
GENERAL SESSIONS CLERK                           412                            412
GESSWEIN                                           -                              -
GOLDEN KEY REALTORS                              650                            650
GOODRICH TOOL & SUPPLY                             -                              -
GORDON PETERS                                  2,955                          2,955
GORTRAC DIVISION                                   -                              -
GRAINGER  (JKSN)                                   -                              -
GRAVES METAL PRODUCTS, INC.                        -                              -
GREEN AND ASSOCIATES INC                           -                              -
GREEN GUARD FIRST AID & SAFETY                     -                              -
H C I SUPPLY INC.                              1,789                          1,789
HARIG MANUFACTURING                                -                              -
HERSCHAL PRODUCTS INC                              -                              -
HESS ENVIROMENTAL SERVICES, INC                    -                              -
HI TEMP PRODUCTS INC                           2,725                          2,725
HILDRETH                                       1,570                          1,570
HI-TECH SALES & SERVICE, INC.                      -                              -
HI-SPEED INDUSTRIAL SERVICE                        -                              -
HUB CITY BLUEPRINT & SUPPLY CO                     -                              -
I SQUARED R ELEMENT CO., INC.                      -                              -
INDUSTRIAL GYPSUM                                  -                              -
INDUSTRIAL LUBRICANTS                              -                              -
INSTRU CON                                         -                              -
INTEGRATED SALES & ENGINEERING                     -                              -
J & L INDUSTRIAL SUPPLY                            -                              -
JACKSON COMMUNICATIONS                            49                             49
JACKSON ENERGY AUTHORITY                       1,061                          1,061
JACKSON METAL SERVICES INC                         -                              -
JACKSON SUN                                      139                            139
JAMIE KEELE                                      638                            638
JANICE VERNADO                                   232                            232
JENNIFER CHERRY                                  421                            421
JIT FORMS                                        272                            272
JONES, GRADY W.-CO. OF MEMPHIS                 3,000                          3,000
KAREN LAIRD                                      703                            703
KENNY PIPE AND SUPPLY, INC                         -                              -
KENT RUDBECK                                       -                              -
KEVIN WASHBURN                                   900                            900
KING TIRE CO                                       -                              -
L & S PRECISION TOOL                           3,535          3,500           7,035
L&H SUPPLY CO INC                                  -                              -
LAB SAFETY SUPPLY INC                             85                             85
LAFRANCE MFG CO                                    -                              -
LARRY BRAY                                       403                            403
LEE ANN LANIER                                   220                            220
LINE PRECISION                                     -                              -
LISA MCGEE                                       344                            344
LOADCELL CENTRAL                                   -                              -
M & I MACHINE                                    692                            692

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
OCTOBER 2004

                                          TOTAL OCTOBER                     TOTAL CASH
         VENDOR NAME                         CHECKS          WIRES        DISBURSEMENTS
                                                                          -------------
Machine Tool & Supply (JKSN)                   3,318                          3,318
MACK PEST CONTROL                                140                            140
MADISON ELECTRIC SERVICE                         164                            164
MADISON FINISHING INC                         35,000                         35,000
MANPOWER (JACKSON)                                 -                              -
MARK FOSTER                                      545                            545
MARTIN INDUSTRIAL SUPPLY                           -                              -
MARY RAYNER                                      330                            330
McCOYS HEATING AND AIR, INC.                       -                              -
MCKENZIE BANKING COMPANY                           -                              -
MCMASTER CARR SUPPLY CO                            -                              -
METALLURG ALUMINUM                                 -          2,450           2,450
METALLICS SYSTEMS CO. L.P.                         -                              -
MID STATES ELECTRIC COM INC                        -                              -
MIDVALE INDUSTRIES INC                             -                              -
MIDWEST MACHINE TOOL                               -                              -
MIRSA CORPORTION                               6,000                          6,000
MOLTEN METAL EQUIP. INNOVATION                     -                              -
MOTION INDUSTRIES INC                              -                              -
MSC INDUSTRIAL SUPPLY CO INC                     932                            932
MTRONICS.COM INCORPORATED                    183,751                        183,751
MULLER OPTICAL CO                                  -                              -
Muscular Dystrophy Association                     -                              -
MWP INDUSTRIAL SERVICE                             -                              -
NATIONAL ELEMENT                                   -                              -
NCR E RECOVERY                                   164                            164
NORTHSIDE MEDICAL CLINC                            -                              -
OLD COUNTRY STORE                                  -                              -
OMEGA ENGINEERING INC                              -                              -
PARAGON PATTERN & MFG. CO.                         -                              -
PARAMOUNT UNIFORM RENTAL                       2,847                          2,847
PAT WALKER                                     1,158                          1,158
PAULO PRODUCTS CO.                                 -                              -
PDC LABORATIES INC                                45                             45
PENN TOOL CO.                                      -                              -
PENNSYLVANIA STATE CHILD SUPP                    669                            669
PERSONNEL MANAGEMENT INC                           -                              -
PITNEY BOWES CREDIT CORP                         105                            105
POWER EQUIPMENT COMPANY                            -                              -
PRAB CONVEYORS INC                                 -                              -
PRECISION INTERNATIONAL CORP                       -                              -
PRECISION MACH PRODUCTS                       51,212                         51,212
PRINCE MACHINE                                   111                            111
PROCESS & POWER INC                                -                              -
PRODUCT ACTION                                     -                              -
PRS                                                -                              -
PYROTEK, INC.                                 11,698                         11,698
QME, INC.                                          -                              -
QUEST DIAGNOSTICS                                  -                              -
RADIAC ABRASIVES, INC.                             -                              -
RAGAN'S BP                                       654                            654
RIMROCK CORP                                       -                              -
ROGER WIGGINS                                    244                            244
ROTO FINISH                                        -                              -
SEARS                                              -                              -
Servicios Multiples Industrial                     -                              -
SHAMROCK ENGINEERING CO                            -                              -
SHEFFIELD MACHINE FOUNDRY                      5,540                          5,540
SHERI CHURCH                                      48                             48
SHERRY CURRIE                                    289                            289
SIDNEY DAVID FLORIST & GIFT                        -                              -
SIOUX STEAM CLEANER CORP                           -                              -
SIR SPEEDY                                         -                              -
SPAN AMERICA INC                                   -                              -
SPECTRUM FINISHING                            15,000                         15,000
SPRINT                                           348                            348
State of Tennessee                               100                            100

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
OCTOBER 2004

                                          TOTAL OCTOBER                     TOTAL CASH
         VENDOR NAME                         CHECKS          WIRES        DISBURSEMENTS
                                                                          -------------
STEVE LEMONS                                     374                            374
STRIKO DYNARAD CORPORATION                       237                            237
SUPERIOR FIRE PROTECTION                           -                              -
SUPERIOR TOOL AND DIE                         17,633                         17,633
SUPERIOR TOOL LLC                                  -                              -
SYSTEMS UNLIMITED                                  -                              -
TEC ENVIRONMENTAL LABORATORIES                     -                              -
TENCARVA MACHINERY CO.                             -                              -
TENN DIE SUPPLY CO INC                             -                              -
TENNESSEE VALLEY ELECTRIC CO                       -                              -
THE BERGQUIST COMPANY                              -                              -
THE CUTTING EDGE                               3,760                          3,760
THE JACKSON SUN                                    -                              -
THE ROYAL GROUP                               16,138                         16,138
TIM COOPER                                       582                            582
TIM MCKEE                                        646                            646
TN CHILD SUPPORT RECT UNIT                     5,293                          5,293
TONY TRICE                                        74                             74
TOOL GRINDING                                    776                            776
TOWNSEND SUPPLY COMPANY                            -                              -
TRANSFAIR INC.                                     -                              -
ULTIMATE OFFICE                                    -                              -
UNITED SAW AND SUPPLY CO                           -                              -
VERIZON WIRELESS                                   -                              -
WEST TENNESSEE COFFEE SERVICE                      -                              -
WESTHOFF MACHINE CO.                               -                              -
WILLER TOOL CORPORATION                       41,400                         41,400
WILMA ALLEN                                        -                              -
WILSON TOOL AND DIE, INC.                          -                              -
ZYP COATINGS INC.                                  -                              -
                                              -------       -------       ---------
                                              519,143       634,668       1,153,811

TOOL PRODUCTS, INC.
CASE NO. 04-67610

JACKSON - OCTOBER BANK RECONCILIATION

Bank Balance                                            -
Actual Outstanding Checks                        (143,636)
Prepetition checks to be voided
  in October                                      (11,111)
Misc diff.                                             (3)
                                                  --------
Book Balance                                     (154,750)
                                                  ========

JACKSON
OUTSTANDING CHECKS
CASE NO. 04-67610

CHECK           DATE              OUTSTANDING
19733         10/6/2004               133.85
19747        10/11/2004               645.88
19771        10/14/2004               133.85
19780        10/18/2004               111.31
19787        10/19/2004               530.38
19788        10/19/2004               236.91
19795        10/20/2004                95.00
19798        10/20/2004               133.85
19803        10/21/2004               640.84
19809        10/21/2004                49.39
19811        10/21/2004             1,500.00
19814        10/21/2004                84.87
19818        10/21/2004                45.00
19819        10/21/2004            10,389.60
19824        10/21/2004               650.42
19826        10/21/2004             1,242.80
19827        10/25/2004               218.87
19829        10/26/2004             8,326.02
19831        10/26/2004               692.00
19832        10/26/2004               583.87
19833        10/26/2004               163.85
19837        10/27/2004             1,286.04
19838        10/27/2004             4,959.15
19839        10/27/2004                88.10
19841        10/27/2004                95.00
19843        10/27/2004                82.43
19845        10/27/2004               328.69
19846        10/27/2004               140.00
19847        10/27/2004               133.85
19855        10/27/2004             2,305.71
19856        10/27/2004            17,633.33
19857        10/27/2004             1,268.30
19861        10/27/2004             6,585.79
19862        10/27/2004               528.28
19865        10/28/2004               179.05
19866        10/28/2004            13,115.00
19867        10/28/2004               300.00
19868        10/28/2004            38,000.00
19870        10/28/2004               138.60
19872        10/28/2004             1,253.04
19873        10/28/2004               698.00
19874        10/28/2004             2,500.00
19875        10/28/2004               348.29
19876        10/28/2004               900.00
19877        10/28/2004            24,160.64
                                  ----------
Outstanding October Checks        143,635.85
                                  ==========

INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 10/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                                               CASE # 04-67610
                                                                          TOOL PRODUCTS - MINNEAPOLIS
                                                   --------------------------------------------------------------------
     ACCOUNT TYPE                                  LOCKBOX 672990    DEPOSIT          AP            PR
      ACCOUNT #                                      1851811339    1.04756E+11    2176982920    2176983076
         BANK                                         Comerica       US Bank       Comerica      Comerica       TOTAL
BEGINNING BANK BALANCE                                       -              -             -             -             -
RECEIPTS                                             1,714,038        190,278             -             -     1,904,316
TRANSFERS IN (CORPORATE)                                     -              -       440,036       100,921       540,957
DIP INFLOW                                                   -              -             -             -             -
DISBURSEMENTS                                                -           (802)     (427,475)     (100,921)     (529,198)
TRANSFERS OUT (CORPORATE)                           (1,714,038)      (188,180)      (12,561)            -    (1,914,779)
                                                   -----------       --------     ---------       -------    -----------
ENDING BANK BALANCE                                          -          1,296             -             -         1,296
WIRES PAID FOR BY CORPORATE                                                         998,943       747,172     1,746,115
CHECKS ISSUED                                                                       879,895
                                                                                  ---------
TOTAL DISBURSEMENTS (SEE TOTAL
   DISBURSEMENTS RECONCILIATION)                                                  1,878,838
                                                                                  =========
CHECKS ISSUED                                                                       879,895
CHECK CLEARED                                                                      (427,475)
                                                                                  ---------
OUTSTANDING CHECKS (SEE OUTSTANDING CHECKLIST)                                      452,420
                                                                                  =========

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
OCTOBER 2004

                                                           (WIRES AND CHECKS)
VENDOR                                                        TOTAL CASH
NUMBER             VENDOR NAME                               DISBURSEMENTS
------   ------------------------------                    ------------------
 1008    INTERNATIONAL SURFACE PREPARAT                         $    -
 1012    KANO LABORATORIES                                           -
 1014    ADVANCE PRODUCTS CORP                                       -
 1024    AIR ENGINEERING & SUPPLY                                  217
 1029    MID STATE FABRICATING INC                                   -
 1032    CHEROKEE HARDWARE                                           -
 1034    CERTIFIED POWER INC                                       145
 1040    AIR HYDRAULIC SYSTEMS                                       -
 1043    DAVANNIS INC                                                -
 1048    MARDON CONTROL SYSTEMS                                      -
 1049    G.W. SMITH AND SONS INC                                     -
 1052    LUDLOW ADVERTISING, INC.                                  860
 1059    SPARTAN PROMOTIONAL GROUP                                   -
 1086    MAZAK CORPORATION                                           -
 1091    JESCO INDUSTRIAL SUPPLIES                                 190
 1096    W.W. GRAINGER PARTS OPERATIONS                              -
 1107    FRANCI AMES                                               501
 1118    MARODI INC                                                  -
 1129    PROGRESSIVE BUSINESS PUBLIC.                                -
 1168    DAVE ALEXANDER                                             42
 1185    LYN HELLAND                                             1,231
 1201    MARUDAS BUSINESS FORMS CO                                   -
 1204    LAB SAFETY SUPPLY INC                                     372
 1209    CULLIGAN METRO                                              -
 1227    BLUMENTHALS                                            12,561
 1232    BERNE SCALE CO                                          3,071
 1233    VER TECH                                                    -
 1248    MCMASTER CARR SUPPLY CO                                 2,190
 1253    WEST WELD                                                 269
 1257    BRAAS COMPANY                                             752
 1260    NOVOTECHNIK U.S. INC                                    1,029
 1261    BROADWAY RENTAL EQUIP CO                                    -
 1264    BROWNING & FERRIS                                           -
 1269    ENERGY MANAGEMENT                                           -
 1270    FASTENAL COMPANY                                            -
 1271    MO TECH CORP                                                -
 1272    TOSHIBA MACHINE COMPANY                                   409
 1273    VERSA IRON & MACHINE                                        -
 1275    CLARKLIFT OF MINNESOTA                                      -
 1276    BARNES DISTRIBUTION                                       154
 1278    TOOLING SCIENCE/C&D TOOL INC.                           9,600
 1279    ARROW CRYOGENICS                                       28,961
 1283    INDUSTRIAL FLOOR MAINT                                  1,726
 1291    CENTRAL CONTAINER CORP                                 33,640
 1293    HOSE/CONVEYORS INCORPORATED                               811
 1296    OLMSTED PRODUCTS CO                                     1,014
 1302    NEWARK ELECTRONICS                                          -
 1303    DECO TOOL SUPPLY COMPANY                                  523
 1306    CITY OF NEW HOPE                                        5,270
 1307    CHEM TREND LIMITED PARTNERSHIP                          4,723
 1318    CONCEPT MACHINE TOOL                                      335
 1332    FISHER SCIENTIFIC CO                                        -
 1337    NEW DIMENSION PLATING                                   4,015
 1339    PROFILE TOOL & ENG INC                                 42,000
 1341    D M E CORP                                                  -
 1364    LEEF BROS INC                                           8,510
 1377    DOALL TWIN CITIES CO                                        -
 1382    C C DAY COMPANY                                            29
 1388    DUNCAN COMPANY                                            829
 1391    EDM SALES & SUPPLIES                                      217
 1392    PRECISION POLISHING                                         -
 1395    COMMUNICATIONS UNLIMITED                                   59
 1401    ELVIN SAFETY SUPPLY INC                                     -
 1403    AIR POWER EQUIPMENT CORP                                  358
 1416    SUNSOURCE                                                 122
 1423    FLAME METALS PROCESSING                                   485
 1424    COLUMBIA PRODUCTS                                           -
 1428    JOHN HENRY FOSTER CO                                      381
 1429    VALMONT/APPLIED COATING TECH.                           4,121
 1443    GARLANDS INC                                              134
 1450    IKON FINANCIAL SERVICES                                 2,875

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
OCTOBER 2004

                                                           (WIRES AND CHECKS)
VENDOR                                                        TOTAL CASH
NUMBER             VENDOR NAME                               DISBURSEMENTS
------   ------------------------------                    ------------------
 1463    ADHESIVE LABEL COMPANY                                      -
 1470    FLAME METALS                                                -
 1476    LUBE TECH                                               1,352
 1491    SHAMROCK ENGINEERING CO                                     -
 1498    THYSSEN SPECIALTY STEELS                                    -
 1503    METAL TREATERS INC                                         53
 1506    NORTHERN SANITARY SUPPLY                                  675
 1517    BUHLER INC                                              1,202
 1520    POLCO METAL FINISHING INC                                   -
 1523    CHUCKS GRINDING INC                                         -
 1530    GOODIN CO                                                 171
 1532    W W GRAINGER INC                                            -
 1534    J M GRIMSTAD                                                -
 1537    WALTER HAMMOND CO                                         604
 1538    HARD CHROME INC                                             -
 1551    J & W INSTRUMENTS, INC.                                     -
 1553    KILLMER ELEC CO INC                                         -
 1554    LAKELAND ENG                                               56
 1559    MCNALLANS OFFICE PRODUCT                                    -
 1560    MACHINE TOOL SUPPLY INC                                    80
 1561    MARS WP & RS                                               12
 1564    MIDWEST MACHINE TOOL                                    1,792
 1567    REPLENEX (A-1 CUTTING TOOLS)                              274
 1571    MINNESOTA GLOVE INC                                       430
 1576    NORMAN EQUIPMENT COMPANY                                   51
 1577    XCEL ENERGY                                                 -
 1579    NOTT CO.                                                  684
 1580    DAVID OLSON SALES CO                                        -
 1581    P F C EQUIPMENT                                         1,248
 1584    PIONEER METAL FINISHING                                 5,027
 1587    PRECISION PUNCH & PLASTIC                                   -
 1589    IDRAPRINCE INC.                                             -
 1591    QUEST ENGINEERING INC                                     400
 1592    RIMROCK CORP                                              810
 1593    ROTO ROOTER                                                 -
 1597    SEMCO INC                                                   -
 1601    SPECTRO ALLOYS CORP                                   837,523
 1629    BEES INDUSTRIAL SERVICES                                    -
 1632    AUTOMATION SENSORS INC                                     74
 1659    PARAGON TECHNOLOGIES                                        -
 1665    TOLL COMPANY                                              961
 1668    MINDAK DISTRIBUTING                                         -
 1688    TRAVERS TOOL CO INC                                         -
 1689    PRODUCTIVITY QUALITY INC                                    -
 1712    S & S TOOL INC                                              -
 1725    FRANKLIN QUEST CO                                          33
 1734    MARTIN CALIBRATION                                          -
 1741    IBM LIMITED SPECIAL BILLING                                 9
 1742    STORK-TWIN CITY TESTING CORP                            1,026
 1746    TOYOTA-LIFT OF MINNESOTA                                1,692
 1768    SPIRIT TOOL & DIE                                       7,911
 1769    VIKING AUTOMATIC SPRINKLER CO                               -
 1770    PRECISION TOOL CO.                                          -
 1775    IKON OFFICE SOLUTIONS                                       -
 1785    ASSOCIATED BAG COMPANY                                    703
 1788    CARBON PRODUCT TECHNOLOGY                                 770
 1794    A&C METALS-SAWING INC                                     525
 1817    SPRAY RITE INC                                         61,268
 1818    LEHIGH SAFETY SHOE CO                                       -
 1819    CONSOLIDATED CONTAINER COMPANY                            341
 1846    RAY DAY                                                   613
 1873    SUPERAMERICA                                                -
 1874    TENNESSEE DEPT OF LABOR & WORK                          3,221
 1879    MECH TECH INC                                               -
 1890    SPHERION                                              238,261
 1891    CON-WAY CENTRAL EXPRESS                                   363
 1896    MATUSHAK LEON                                               -
 1900    LARRY SCHWEBACH                                         1,691
 1907    MINNESOTA DEPT OF REVENUE                                   -
 1920    DAVE COWAN                                                188
 1973    DIEMER ASSOCIATES INC                                       -

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
OCTOBER 2004

                                                           (WIRES AND CHECKS)
VENDOR                                                        TOTAL CASH
NUMBER             VENDOR NAME                               DISBURSEMENTS
------   ------------------------------                    ------------------
 2003    PHELPS ASSOC                                                -
 2005    MARSHALL NELSON & ASSOC                                     -
 2089    ALL STAR SPORTS                                             -
 2129    SBC PAGING                                                  -
 2137    ADVANTAGE ENG.                                             81
 2138    HARTFIEL COMPANY                                        1,083
 2140    POWER/MATION DIVISION                                     445
 2149    APPLIED PRODUCTS, INC.                                      -
 2155    FERGUSON ENTERPRISES                                        -
 2158    ADAMS PEST CONTROL INC                                     69
 2187    CROWN MARKING INC                                          42
 2197    UNITED ELECTRIC CORP                                    9,146
 2200    ADAMS NUT & BOLT COMPANY                                    -
 2210    PRODUCTIVITY INC                                            -
 2217    PITNEY BOWES INC                                            -
 2247    FEDEX FREIGHT EAST                                          -
 2270    MINNESOTA DEPT OF LABOR/IND                                 -
 2323    ENGINEERED PRODUCTS DIVIS                                   -
 2326    MINNESOTA UC FUND                                      14,740
 2327    QWEST                                                       -
 2328    PETTY CASH                                                998
 2386    ASQ                                                       119
 2417    GREATER TWIN CITIES UNITED WAY                          3,925
 2420    MATT HANKEN                                             1,042
 2449    MOORE, MCMILLEN IND. INC.                                   -
 2465    FIREBRICK ENGINEERING                                     479
 2499    OCCUPATIONAL MEDICINE                                     510
 2526    INTEGRATED SALES & ENGINEERING                              -
 2530    PINNACLE ENGINEERING                                        -
 2593    CROWLEY & ASSOCIATES                                        -
 2632    NADCA                                                       -
 2635    RICE INDUSTRIES                                             -
 2641    OLSEN CHAIN & CABLE                                         -
 2649    CADD/ENGINEERING SUPPLY, INC.                               -
 2650    UNITED STATES TREASURY                                  1,837
 2653    LEEANN CHINS                                              163
 2682    TULL BEARINGS CO                                        1,170
 2734    TOYOTA TSUSHO AMERICA, INC                                  -
 2746    NORTH SECOND STREET STEEL                                 765
 2772    DWAYNE VOSS                                               360
 2781    ULINE SHIPPING SUPPLIES                                   271
 2822    FERRELLGAS                                                637
 2824    AUTOMATED FINISHING INC                                     -
 2825    ROBERTS AUTOMATIC PROD INC                              2,121
 2838    SPECTRUM FINISHING                                      2,704
 2875    FEDEX                                                     340
 2910    EDM TECH CENTER                                             -
 2912    PINE BEND LANDFILL                                          -
 2916    JOHN BENDIXEN                                             609
 2921    FRANKIES                                                   77
 2932    MINNESOTA DEPT OF REVENUE                                 250
 2944    TOM MILLETTE                                              592
 3034    CMW                                                         -
 3079    AQUA ENGINEERING INC                                        -
 3127    ENTEGEE/ADVANCE POSSIS                                 38,986
 3172    P & H SERVICES INC.                                         -
 3204    PERSONNEL RESEARCH SERVICES                               259
 3210    DOODY MECHANICAL SERVICE                                2,750
 3212    TEXTRON FASTENING SYSTEMS                              10,199
 3213    WILSON TOOL INTERNATIONAL                                   -
 3215    METROCALL                                                  29
 3223    CORY MILLER                                             1,658
 3226    TRU-TONE FINISHING                                      5,821
 3230    FAMILY SUPPORT PAYMENT CENTER                             202
 3232    XTREME MACHINE, INC.                                        -
 3233    GERARD DUNNE                                               49
 3235    SPECTRUM INDUSTRIES                                    14,930
 3256    SHAMROCK GROUP                                              -
 3305    KEVIN KIRKHAM                                             213
 3346    DENNIS PFEIFER                                            539
 3355    RON MOORE                                                 107

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
OCTOBER 2004

                                                           (WIRES AND CHECKS)
VENDOR                                                        TOTAL CASH
NUMBER             VENDOR NAME                               DISBURSEMENTS
------   ------------------------------                    ------------------
 3356    MITUTOYO AMERICA CORPORATION                              568
 3362    ALL INDUSTRY SUPPLIES                                      56
 3392    DOMS INC                                                    -
 3401    J & L INDUSTRIAL SUPPLY                                     -
 3407    AUTOMATION INC                                              -
 3458    WASHINGTON ST SUPPORT REGISTRY                            462
 3459    EDP ENGINEERING GROUP                                  64,496
 3460    GMA CONNECTIONS dba CONREM                                  -
 3489    SETON IDENTIFICATION PRODUCTS                             193
 3512    CHET'S SAFETY SALES                                         -
 3514    NORANDA ALUMINUM                                       49,657
 3516    CAMBRIDGE VALLEY MACHINING INC                              -
 3520    CHANDLER INDUSTRIES                                         -
 3524    LEROY SCHERR                                              521
 3532    LAKEVIEW POLISHING                                          -
 3536    TAYLOR'S IND SERV / HPM DIV                                 -
 3540    INLAND PAPERBOARD & PKG, INC.                               -
 3541    NANCY MICKELSON                                           239
 3542    HYDRAULIC SERVICE & MFG, INC.                               -
 3544    GREAT RIVER PLASTICS                                    1,925
 3546    HAMILTON CASTER & MFG CO                                1,989
 3548    MANPOWER                                                    -
 3549    J & B EQUIPMENT CO, INC                                     -
 3565    TYCO                                                        -
 3578    ENGINEERED FINISHING CORP.                              3,103
 3611    METAULLICS SYSTEMS CO. L.P.                                 -
 3670    PYROTEK                                                   431
 3689    ARAMARK REFRESHMENT SERVICES                                -
 3711    THOMAS ZAGER                                              662
 3736    JIM SANDELL                                               368
 3760    JIM NIELSEN                                               510
 3769    RICHARD DAMMAR                                             73
 3771    CINDY MANCUSO                                               -
 3772    DWYER INSTRUMENTS                                           -
 3773    SOFTWARE TECHNOLOGY                                         -
 3775    ABSOLUTE                                                    -
 3776    JEFF JOHNSON                                              100
 3777    ALLEN C. LUNDGREN                                         479
 3778    LAURICE A. LOVELL                                         382
 3779    BECKY A. SMITH                                            584
 3780    GENERAL ELECTRIC CAPITAL                               30,807
 3782    HAJIE Y. HYDARA                                           578
 3783    JEFFREY J. DAHL                                           935
 3784    DERREK J. CROSS                                           561
 3785    DENNIS ANDERSON                                           713
 3786    PETE BECK                                                 313
 3787    KEITH GARNER                                            1,056
 3800    WIRE WORX                                                   -
 3821    QWEST DEX MEDIA EAST LLC                                   35
 3837    L & S SERVICES (prev antec)                                 -
 3859    QUICKWAY RIGGING AND                                    3,600
 3897    DIAMOND TOOL                                                -
 3898    AVTEC FINISHING SYSTEMS,INC.                                -
 4008    BODYCOTE TAUSSIG .INC                                       -
 4044    BATTERIES PLUS                                              -
 4045    TILSNER CARTON CO.                                      7,121
 4056    DUFNERS                                                     -
 4062    MICRO-WELD                                              5,775
 4065    LSE NETWORK SERVICES                                        -
 4085    Dave Jesser                                               609
 4111    H. R. PETERSON CO.                                         39
 4127    CENTERPOINT ENERGY MARKETING                                -
 4149    MRG TOOL AND DIE                                            -
 4183    RELIASTAR LIFE INSURANCE CO.                            9,898
 4227    EXCEL                                                     682
 4235    PIRTEK PLYMOUTH                                             -
 4237    GEORGE SCOTT                                               76
 4244    HELP SYSTEMS INC                                        1,587
 4245    HOME DEPOT                                                  -
 4255    INOVIS                                                  7,243
 4257    AMERICAN CHEMISTRY COUNCIL                                  -

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
OCTOBER 2004

                                                           (WIRES AND CHECKS)
VENDOR                                                        TOTAL CASH
NUMBER             VENDOR NAME                               DISBURSEMENTS
------   ------------------------------                    ------------------
 4298    UNION WELDING MACHINE CO                                2,588
 4300    DYNAMEX                                                   418
 4303    ASSOCIATED MATERIAL HANDLING                                -
 4328    BANN FORMS TECHNOLOGY                                       -
 4342    CARPENTER BROTHERS, INC.                                    -
 4355    ECO FINISHING                                           2,053
 4371    ADECCO EMPLOYMENT SERVICES                                  -
 4379    NORTHERN OAKS INSTRUMENT                                    -
 4408    SOUTHCO, INC                                                -
 4412    CRYSTAL DIE & MOLD                                      7,940
 4413    ST. PAUL ENGRAVING                                          -
 4419    BOHLER UDDEHOLM CORP.                                  12,251
 4431    AWD COOLERS                                                 -
 4441    RIVER CITY PACKAGING                                    2,763
 4475    VERIZON WIRELESS                                            -
 4493    KODIAK ENGINEERING,INC                                      -
 4512    KIRSTEN MULARKY                                           400
 4517    LAWSON SOFTWARE                                             -
 4519    JOEL MATTILA                                              597
 4524    IMPRINT ENTERPRISES                                     2,171
 4544    HARBOR FREIGHT TOOLS                                        -
 4560    IBM CORP                                                    -
 4571    RELIASTAR BANKERS                                           -
 4578    LOFTEN LABEL, INC.                                        396
 4611    DADANT & SONS, INC                                        359
 4670    SAM'S CLUB                                                420
 4680    BRACH MACHINE INC                                         330
 4693    STEVE GROTKIN                                               -
 4766    GLOBAL EXCHANGE SERVICES                                    -
 4769    TRANS-MAN LOGISTICS, INC.                                   -
 4781    OSI ENVIRONMENTAL                                           -
 4804    OFFICE DEPOT                                                -
 4805    LORNA BAUER                                               228
 4813    AIRPORT & AIRLINE TAXI-CAB                                  -
 4817    QUAD STEEL                                              2,009
 4820    WALMAN OPTICAL                                            234
 4837    SUB-MEX                                                33,380
 4843    THERMALTEK                                                  -
 4860    FRISBY P.M.C.                                               -
 4861    FOUR SEASONS FLORAL & GIFTS                                 -
 4891    LIBERTY MUTUAL INSURANCE GROUP                            336
 4892    INTEGRA TELECOM                                         1,405
 4893    C.P. VICTOR H. LOPEZ                                      300
 4902    NEW EDGE NETWORKS                                           -
 4903    WEYERHAEUSER                                                -
 4912    UNUM LIFE INS. CO. OF AMERICA                             944
 4919    GREEN LIGHTS RECYCLING                                    509
 4920    PREFERRED SOURCING                                        557
 4923    PROGRESSIVE COMPONENTS                                    692
 4929    NEXTRON CONSULTING                                          -
 4933    TOM LUTZ                                                  596
 4934    DAVID KUYKENDALL                                          729
 4935    KFORCE                                                      -
 4936    GENNADIY KHARAM                                           384
 4937    ALPHA SANNEH                                              805
 4938    ENERGY CENTER OF WISCONSIN                                295
 4939    CRYSTAL COLLISION CENTER                                1,021
 4941    SMI COLLECTIONS DEPT                                      101
 4960    SPIROL INTERNATIONAL CORP                                   -
 5002    BOYER FORD                                                  -
 5017    TROUT ENTERPRISES, INC.                                   541
 5018    DIVERSIFIED ENTERPRISES                                    27
 5022    S & T OFFICE PRODUCTS INC                               1,237
 5026    COMMERCIAL SAW                                              -
 5037    INTERNAL REVENUE SERVICE                                1,681
 5057    SUPERIOR LAWN                                             639
 5067    DEPARTMENT OF SOCIAL SERVICES                             188
 5072    PROLIFT SERVICES, INC                                       -
 5092    CLAREY'S SAFETY EQUIPMENT INC                               -
 5094    WEYERHAEUSER                                                -
 5122    MESSERLI & KRAMER                                       1,198

TOOL PRODUCTS, INC. (MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
OCTOBER 2004

                                                           (WIRES AND CHECKS)
VENDOR                                                        TOTAL CASH
NUMBER             VENDOR NAME                               DISBURSEMENTS
------   ------------------------------                    ------------------
 5125    SKC INC.                                                    -
 5167    MINN CHILD SUPPORT PAYMENT CTR                         10,722
 5170    MSC INDUSTRIAL SUPPLY CO INC                              742
 5185    WISCONSIN SCTF                                            253
 5191    KEVIN TIEGS                                               669
 5219    GENERAL ELECTRIC CAPITAL                               15,054
 5212    STEVE ZEMIEN                                              669
 5240    SAVOIE SUPPLY CO. INC.                                  1,810
 5252    LILLIAN CRONBERG                                          388
 5269    ACCUMARK,INC.                                               -
 5272    S.W.ANDERSON                                                -
 5276    ZEC SALES, INC.                                             -
 5296    ROCHESTER TOOL & CUTTER                                     -
 5299    PAM'S POLISHING                                           320
 5303    HILDRETH                                                2,754
 5428    METALMATIC                                             69,429
 5430    VIRCHOW, KRAUSE & COMPANY                               4,250
 5436    AVAS                                                        -
 5439    BUSINESS SOLUTIONS                                          -
 5528    GODFREY & WING INC.                                         -
 5530    SHIPPERS SUPPLY INC.                                        -
 5555    NS/I MECHANICAL CONTRACTING CO                            344
 5568    CMS-CONSOLIDATED MEDICAL SER                                -
 5591    JESKA TECHNICAL SERVICE, INC                                -
 5592    POWDER TECH                                            10,143
 5594    TITAN INDUSTRIES                                            -
 6062    C & H DISTRIBUTOR,INC.                                      -
 6073    INDUSTRIAL HYDRAULIC SERVICE                            3,158
 6076    ID CORPORATION                                              -
 6077    AUTOMATION SOLUTIONS                                        -
 6081    FREEDOM FINISHING                                         535
 6082    THE BRADLEY GROUP                                           -
 6087    KURT MANUFACTURING COMPANY                                  -
 6569    PHYGEN, INC.                                                -
 7860                       #N/A                                     -
 8000    JOHN BAER                                                 552
 8001    JERRY DAHLBERG                                            931
 8002    HOWARD BECKER                                             437
 8003    LONG MOUA                                                 427
 8004    MAHAMADOU DIBAGA                                          632
 8005    CLIFF HARPER                                              429
 8006    BAKARY JAITEH                                             726
 8007    FRIDAY INEGBE                                             162
 8008    ABASS OLABIYI                                             446
 8009    STEVE WILDER                                              241
 8010    DARLENE NIELSEN                                           537
 8011    KWI YU                                                    498
 8012    DAVE HEARSMAN                                             491
 8013    GINA DAY                                                  449
 8014    MITCHELL WAWRZYNIAK                                       918
 8015    ALI SOUMARE                                               581
 8016    RICHARD RAETHER                                           854
 16843   T C CLIPPER COMPANY                                         -
                                                            ----------
Totals                                                      $1,878,838

TOOL PRODUCTS, INC.
CASE NO. 04-67610

MINNEAPOLIS - OCTOBER BANK RECONCILIATION

Bank Balance                                   -
Actual Outstanding Checks             452,420.43
Misc. Difference                          852.51
                                      ----------
Bank Balance                          453,272.94
                                      ==========

TOOL PRODUCTS, INC.
CASE NO. 04-67610
JACKSON
OUTSTANDING CHECK LIST

CHECK         DATE             OUTSTANDING
451193      10/7/2004           24,083.96
451222      10/7/2004          174,239.97
451273     10/12/2004                8.00
451298     10/12/2004              360.90
451315     10/13/2004              149.21
451324     10/13/2004              479.88
451327     10/14/2004              295.00
451352     10/15/2004           14,739.81
451354     10/15/2004              684.42
451362     10/15/2004            3,221.18
451374     10/18/2004               49.60
451375     10/18/2004              400.00
451379     10/19/2004               81.21
451397     10/20/2004              165.00
451404     10/20/2004               82.00
451416     10/21/2004               73.72
451420     10/21/2004               42.39
451426     10/21/2004            2,053.08
451435     10/21/2004            1,925.00
451461     10/21/2004              431.00
451465     10/21/2004               90.24
451475     10/21/2004              330.10
451482     10/22/2004            2,753.75
451485     10/22/2004            1,198.41
451486     10/22/2004              156.71
451488     10/22/2004              408.96
451490     10/25/2004              111.97
451491     10/25/2004               80.80
451493     10/25/2004              170.56
451494     10/25/2004              430.35
451507     10/26/2004              168.03
451508     10/26/2004            1,617.05
451510     10/26/2004            7,940.00
451511     10/26/2004              395.54
451512     10/26/2004              639.00
451513     10/27/2004            6,119.23
451514     10/27/2004              743.10
451515     10/27/2004              337.25
451516     10/27/2004            2,376.37
451517     10/27/2004              123.85
451518     10/28/2004              216.60
451521     10/28/2004           12,371.46
451522     10/28/2004              119.00
451523     10/28/2004              273.25
451524     10/28/2004              154.08
451525     10/28/2004              421.00
451526     10/28/2004              329.91
451527     10/28/2004            1,202.20
451528     10/28/2004              770.11
451529     10/28/2004            6,534.10
451530     10/28/2004               33.62
451531     10/28/2004              296.48
451532     10/28/2004            5,270.16
451533     10/28/2004               59.17
451534     10/28/2004              341.48

TOOL PRODUCTS, INC.
CASE NO. 04-67610
JACKSON
OUTSTANDING CHECK LIST

CHECK         DATE             OUTSTANDING
451535     10/28/2004               82.40
451536     10/28/2004               87.81
451537     10/28/2004               37.61
451538     10/28/2004               27.36
451539     10/28/2004            2,750.00
451540     10/28/2004              230.14
451541     10/28/2004              258.82
451542     10/28/2004              217.13
451544     10/28/2004           11,040.13
451545     10/28/2004               50.54
451546     10/28/2004              340.18
451547     10/28/2004              166.04
451548     10/28/2004               33.21
451549     10/28/2004           30,275.91
451550     10/28/2004              508.81
451551     10/28/2004            1,988.80
451552     10/28/2004              366.20
451553     10/28/2004            1,014.82
451554     10/28/2004            2,875.49
451555     10/28/2004                8.18
451556     10/28/2004            1,907.00
451557     10/28/2004            7,242.95
451558     10/28/2004            1,405.34
451559     10/28/2004              264.53
451560     10/28/2004               55.87
451561     10/28/2004              162.99
451562     10/28/2004            2,248.26
451563     10/28/2004              336.25
451564     10/28/2004              300.00
451565     10/28/2004              884.08
451566     10/28/2004               79.88
451567     10/28/2004            1,892.82
451568     10/28/2004               52.75
451569     10/28/2004               29.24
451570     10/28/2004               69.36
451571     10/28/2004            2,291.21
451572     10/28/2004               50.00
451573     10/28/2004              654.83
451574     10/28/2004            1,008.00
451575     10/28/2004              764.90
451576     10/28/2004              674.62
451577     10/28/2004              343.94
451578     10/28/2004              382.50
451579     10/28/2004            1,013.60
451580     10/28/2004              153.93
451581     10/28/2004              320.00
451582     10/28/2004              628.68
451583     10/28/2004            2,010.28
451584     10/28/2004              202.03
451585     10/28/2004              556.88
451586     10/28/2004              100.80
451587     10/28/2004               95.67
451588     10/28/2004            3,600.00
451589     10/28/2004               34.80
451590     10/28/2004              273.76
451591     10/28/2004              810.29
451592     10/28/2004            1,888.80

TOOL PRODUCTS, INC.
CASE NO. 04-67610
JACKSON
OUTSTANDING CHECK LIST

CHECK        DATE              OUTSTANDING
451593     10/28/2004              733.15
451594     10/28/2004              176.00
451595     10/28/2004              193.47
451596     10/28/2004            1,159.72
451597     10/28/2004            1,813.69
451598     10/28/2004           39,456.22
451599     10/28/2004            1,026.00
451600     10/28/2004            9,435.28
451601     10/28/2004              514.65
451602     10/28/2004            1,170.09
451603     10/28/2004            1,919.64
451604     10/28/2004            4,120.72
451605     10/28/2004               99.32
451606     10/28/2004               50.50
451607     10/29/2004              154.75
451608     10/29/2004              583.83
451609     10/29/2004               75.00
451610     10/29/2004           22,857.15
451611     10/29/2004              505.35
451612     10/29/2004              200.00
451613     10/29/2004              238.62
451614     10/29/2004              637.64
                               ----------
October outstanding checks     452,420.43
                               ===========

              MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS


                        Period Ending: October 31, 2004

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

      Tool Products, Inc.
NAME: Case Number: 04-67610              CAPACITY: ________ Shareholder

                                                   ________ Officer

                                                   ________ Director

                                                   ________ Insider

Management and other insider compensation are maintained at Intermet Corporation. Please see Intermet Corporation (Case #04-67597) for all insider compensation/payments. ________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


CURRENT COMPENSATION PAID:       WEEKLY   or    MONTHLY

                                 ______         _______


CURRENT BENEFITS PAID:           WEEKLY   or    MONTHLY

  Health Insurance               ______         _______

  Life Insurance                 ______         _______

  Retirement                     ______         _______

  Company Vehicle                ______         _______

  Entertainment                  ______         _______

  Travel                         ______         _______

  Other Benefits                 ______         _______

  Total Benefits                 ______         _______

CURRENT OTHER PAYMENTS PAID:     WEEKLY    or   MONTHLY

  Rent Paid                      ______         _______

  Loans                          ______         _______

  Other (Describe)               ______         _______

  Other (Describe)               ______         _______

  Other (Describe)               ______         _______

  Total Other Payments           ______         _______

CURRENT TOTAL OF ALL PAYMENTS:   WEEKLY    or   MONTHLY
                                                  $0
                                 ______         _______

DATED: __________                ________________________________________
                                 PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

          Intermet Corporation and Subsidiaries                                           Tool Products, Inc.
              Schedule of In-Force Insurance                                              Case Number: 04-67610


POLICY COVERAGE                                     CARRIER                             POLICY PERIOD
-----------------------------   ----------------------------             ----------------------------
Property                                             Lloyds                          11/1/04-11/01/05
Boiler/Machine                                     Hartford                          11/1/04-11/01/05
Cargo                                        Fireman's Fund                          11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund                          11/1/04-11/01/05

Aviation                                              USAIG                          11/1/04-11/01/05

Fiduciary                                          St. Paul                          11/1/04-11/01/05

Primary D&O                                        St. Paul                          11/1/04-11/01/05
Excess D&O                                            Chubb                          11/1/04-11/01/05
Side A                                         Platte River                          11/1/04-11/01/05

Crime                                                  Gulf                           11/1/04-12/1/04

General Liability                            Liberty Mutual                          11/1/04-12/22/04
Umbrella                                     National Union                          11/1/04-12/22/04

Work Comp                                    Liberty Mutual                          11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual                          11/1/04-12/22/04

Auto                                         Liberty Mutual                          11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual                          11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR

                       THE PERIOD ENDED: October 31, 2004
                                        ------------------

IN RE:
Intermet Corporation, et al
                                                CASE NUMBER: 04-67614

                                                Chapter 11
Wagner Castings Co.                             Judge: Marci B. McIvor
---------------------------------------/
                          Debtor


As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X      Operating Statement                     (Form 2)
        ---

         X      Balance Sheet                           (Form 3)
        ---

         X      Summary of Operations                   (Form 4)
        ---

         X      Monthly Cash Statement                  (Form 5)
        ---

         X      Statement of Compensation               (Form 6)
        ---

         X      Schedule of In-Force Insurance          (Form 7)
        ---

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)       YES  X              NO
                                                 ---                ---

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

5. All United States Trustee Quarterly fees have been paid and are current.
                                            YES  X              NO
                                                ---                ---

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

                                /s/ Robert E. Belts
Dated:  December 3, 2004        ------------------------------------------------
       ------------------       Debtor In Possession

                                Chief Financial Officer      (248) 952-2500
                                -----------------------  -----------------------
                                Title                    Phone


                                                                          Form 1

     Intermet Corporation and Subsidiaries
     Operating Statement                                                      Case #04-67614
     For the Month Ended 10-31-04                                                  Wagner
     (000's)                                                                      Castings
                                                                 ---------------------------------------------
                                                                    Current Month         Total Since Filing
                                                                 ---------------------   ---------------------
     Net Sales                                                                 $5,023                  $5,023

     Cost of Goods Sold
     Materials and Freight                                                      1,368                   1,368
     Wages - Hourly                                                               705                     705
     Wages-Salary                                                                 547                     547
     Employee Benefits and Pension                                              2,076                   2,076
     Repairs & Maintenance                                                        195                     195
     Supplies                                                                     238                     238
     Utilities                                                                    323                     323
     Purchased Components/Services                                                740                     740
     Income(loss) from Pattern Sales                                               (1)                     (1)
     Fixed Asset - (gain/loss)                                                      0                       0
     MIS Expense                                                                   54                      54
     Travel & Entertainment                                                         4                       4
     Other Variable Costs                                                          35                      35
     Depreciation & Amortization                                                  336                     336
     Other Allocated Fixed Costs                                                    0                       0
     Other Fixed Costs                                                            154                     154
                                                                 ---------------------   ---------------------
     Cost of Goods Sold                                                         6,774                   6,774

     Gross Profit                                                              (1,751)                 (1,751)

     Plant SG&A Expense                                                            17                      17
     SG&A Expense - Allocation (Sched 1)                                          177                     177
     Other Operating Expenses                                                       0                       0
                                                                 ---------------------   ---------------------
      Total Operating Expenses                                                    194                     194

                                                                 ---------------------   ---------------------
      Operating Profit                                                         (1,946)                 (1,946)

     Outside Interest Income                                                        0                       0
     Outside Interest (Expense)                                                     0                       0
     Intercompany Interest Income                                                   0                       0
     Intercompany Interest (Expense)                                              (45)                    (45)
     Charges (From) Affiliates                                                      0                       0
     Charges To Affiliates                                                          0                       0
     Income From European Subsidiary                                                0                       0
     Other Income/(Expense)                                                         4                       4
                                                                 ---------------------   ---------------------
     Total Non-Operating Expenses                                                 (41)                    (41)

     Income Before Income Taxes                                                (1,987)                 (1,987)

     Income Tax Expense                                                             0                       0
                                                                 ---------------------   ---------------------

     Net Income                                                               ($1,987)                ($1,987)
                                                                 =====================   =====================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (October)
(Allocation of Corporate Costs to Filing Entities)

                                                      October
                                                     ----------
Officer Compensation                                 $  196,042
Salary Expense other Employees                          802,961
Employee Benefits and Pension                           133,527
Payroll Taxes                                            43,948
Other Taxes                                            6,922.86
Rent and Lease Expense                                  180,971
Interest Expense
Insurance                                                69,363
Automobile and Truck Expense                              2,695
Utilities(Gas Electric,Phone)                            47,700
Depreciation                                             89,205
Travel and Entertainment                                 70,376
Repairs and Maintenance                                  53,523
Advertising/Promotion                                         0
Supplies, Office Expense                                 24,275

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                           131,192
Bank Fees                                                17,576
Public Reporting Fees                                    16,000
Employee Relocation/Training                              2,850
Data Processing                                          28,029
Dues and Subscriptions                                    7,328
Outside Services                                        311,339
Project Development Costs net of Billings                56,285
Director Fees                                          (144,667)
Miscellaneous                                          (158,119)
Professional Fees - Bankruptcy                        2,643,198
Cost Allocation - Out                                  (227,787)
                                                     ----------
                                                     $4,404,731
                                                     ==========

Allocation:

Wagner Castings                                      $  177,312
Northern Castings                                        46,825
Ironton Iron                                                  0
Lynchburg Foundry                                       179,333
Columbus Foundry                                        290,418
Wagner Havana                                                 0
Intermet U.S. Holdings                                  240,779
Cast-Matic Corp.                                         76,250
Diversified Diemakers                                   239,650
Ganton Technologies                                     155,833
Tool Products                                           127,416
Intermet Corporation                                  2,870,915
                                                     ----------
Total                                                $4,404,731
                                                     ==========

     Intermet Corporation and Subsidiaries
     Balance Sheet As Of 10-31-04
     (000's)
                                                                       Case #04-67614
                                                                           Wagner
                                                                          Castings
                                                                     --------------------
     Cash And Equivalents                                                            $30
     Accounts Receivable                                                           7,555
     Short-Term Intercompany Receivables                                               4
     Inventories                                                                   5,075
     Other Current Assets                                                            358
                                                                     --------------------
        TOTAL CURRENT ASSETS                                                      13,021

     Land and Buildings                                                            2,400
     Machinery & Equipment                                                        58,244
     Construction In Progress                                                         93
                                                                     --------------------
     Total Fixed Assets                                                           60,737
     Accumulated Depreciation                                                    (46,302)
                                                                     --------------------
         NET FIXED ASSETS                                                         14,436

     Investment In Subsidiaries                                                        0
     Investment In European Operations                                                 0
     Long-Term Intercompany Receivables                                                0
     Deferred Taxes, Long-Term Asset                                                   0
     Other Assets                                                                    204
                                                                     --------------------

         TOTAL ASSETS                                                            $27,660
                                                                     ====================

     LIABILITIES AND SHAREHOLDER EQUITY

     POST PETITION LIABILITIES
     Accounts Payable                                                               $607
     Wages and Salaries  (See schedule)                                              241
     Taxes Payable - (See schedule)                                                  124
                                                                     --------------------
       TOTAL POST PETITION LIABILITIES                                               972

     SECURED LIABILITIES:
     Secured Liabilities - Bank Debt                                                   0

     PRE-PETITION LIABILITIES:
     TAXES AND OTHER PRIORITY LIABILITIES:
      Accrued Income Taxes                                                             0
      Accrued Tax - State                                                              0
      Accrued Property Taxes                                                          51
      Accrued Workers Comp.                                                        1,192
      Accrued Payroll                                                                183
      Accrued Payroll Taxes                                                           35
                                                                     --------------------
     TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                    1,461

     UNSECURED LIABILITIES
     Accounts Payable                                                              6,821
     IDR Bonds                                                                         0
                                                                     --------------------
     TOTAL UNSECURED LIABILITIES                                                   6,821

     OTHER LIABILITIES
     Accrued Liabilities                                                           1,340
     Total Intercompany Payables                                                   4,444
     Notes Payable, Short Term                                                         0
     Capital Leases                                                                    0
     Retirement Benefits                                                          (2,136)
     Deferred Taxes - Long-Term Liability                                              0
     Other Long-Term Liabilities                                                       0
                                                                     --------------------
      TOTAL LIABILITIES                                                           12,902

     Common Stock                                                                      0
     Capital In Excess Of Par Value                                               17,027
     Retained Earnings - Pre-Petition                                               (282)
     Retained Earnings - Post- Petition                                           (1,987)
     Equity in European Operations                                                     0
     Accumulated Translation Adjustment                                                0
     Minimum Pension Liability Adjustment                                              0
     Unearned Restricted Stock                                                         0
                                                                     --------------------
     TOTAL SHAREHOLDERS' EQUITY                                                   14,758
                                                                     --------------------
     TOTAL LIABILITIES AND EQUITY                                                $27,660
                                                                     ====================



PERIOD ENDED: 10-31-04                         WAGNER CASTINGS COMPANY                       CASE #04-67614
                                                                                             ---------------------

                                         SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                              Balance
                                               as of           Accrued /       Payments /           as of
                                             9/30/2004         Withheld         Deposits          10/31/2004
                                         -------------------------------------------------------------------------
Income tax withheld: Federal                       ($3,788)         ($99,081)        $67,580             ($35,290)
Income tax withheld: State                          (1,308)          (27,622)         19,714               (9,216)
Income tax withheld: Local                               0                 0               0                    0
FICA Withheld                                       (3,618)          (69,882)         53,081              (20,419)
Employers FICA                                      (3,618)          (69,882)         53,081              (20,419)
Unemployment Tax: Federal                               (3)               (9)              0                  (11)
Unemployment Tax: State                                (53)           (1,279)            954                 (378)
All Other Payroll W/H                                    0           (96,579)         64,169              (32,410)

State Taxes: Inc./Sales/Use/Excise                       0                 0               0                    0
Property Taxes                                           0            (6,000)              0               (6,000)

Workers Compensation                                     0                 0               0                    0
                                         -------------------------------------------------------------------------

Total                                             ($12,387)        ($370,334)       $258,580            ($124,142)

Wages and Salaries                                 (33,750)         (241,181)         33,750             (241,181)
                                         -------------------------------------------------------------------------

Grand Total                                       ($46,137)        ($611,515)       $292,330            ($365,322)
                                         =========================================================================




                                                Aging of Accounts Receivable
                                             and Post Petition Accounts Payable

Age in Days (Post Petiition)                 0-30 Days        30-60 Days      Over 60 Days
Accounts Payable                                  $606,796                $0              $0
Accounts Receivable                                            (See attached schedule)

                           ACCOUNTS RECEIVABLE AGING
                           --------------------------
                                    10/31/04
                                    (000's)





                                                       PAST DUE BALANCES
                                                -------------------------------
                              TOTAL   CURRENT   1-30    31-60   61-90   OVER 90
                              -----   -------   ----    -----   -----   -------

DOMESTIC FERROUS:

- Archer Creek...............   7,100   6,700      400      --      --       --
- Radford....................     100      --       --      --      --      100
                               ------  ------   ------  ------  ------   ------
Lynchburg Foundry, Inc.......   7,200   6,700      400      --      --      100

Columbus Foundry, LP.........  25,800  22,700    2,400     400      --      300

- Columbus Machining.........     500     300      200      --      --       --
- New River..................  11,700   6,400    4,700     400     100      100
                               ------  ------   ------  ------  ------   ------
Intermet U.S. Holding, Inc...  12,200   6,700    4,900     400     100      100

Wagner Castings Co...........   8,743   7,086      700     300     157      500

Wagner Havana, Inc...........      --      --       --      --      --       --

Northern Castings Corp.......   1,542   1,042      400      --     100       --

LIGHT METALS:
- Jackson....................   3,184   2,300      400     200     100      184
- Minneapolis................   7,200   5,000    1,500     200     100      400
                               ------  ------   ------  ------  ------   ------
Tool Products, Inc..........   10,384   7,300    1,900     400     200      584

Diversified Diemakers, Inc..   13,800   9,500    2,000     400     100    1,800

- Pulaski...................    3,700   2,400      400     600     200      100
- Racine Plants.............    8,700   7,200      500     100     100      800
                               ------  ------   ------  ------  ------   ------
Ganton Technologies, Inc....   12,400   9,600      900     700     300      900

Castmatic Corporation.......    5,000   4,600      400      --      --       --



INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 10/31/2004

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:          CASE # 04-67614

                                                                     WAGNER CASTINGS (DECATUR)
                                     -----------------------------------------------------------------------------------------
           ACCOUNT TYPE              LOCKBOX 771149   DEPOSIT        AP       CHECKING    PR (HOURLY)  PR (SALARY)
             ACCOUNT #                  256543       5401086433  2770716518   35223301    2770716500   2770716666
               BANK                     Bank One      Stan. Fed.  Stan. Fed.   First Bank   Stan. Fed.   Stan. Fed.    TOTAL
BEGINNING BANK BALANCE                           -            -           -      28,604             -            -       28,604
RECEIPTS                                 1,575,928    2,116,684           -         258             -            -    3,692,869
TRANSFERS IN (CORPORATE)                         -            -   1,117,832           -       344,866       19,029    1,481,727
DIP INFLOW                                       -            -           -           -             -            -            -
DISBURSEMENTS                                    -            -  (1,117,832)          -      (344,866)     (19,029)  (1,481,727)
TRANSFERS OUT (CORPORATE)               (1,575,928)  (2,116,684)          -           -             -            -   (3,692,611)
                                        ----------   ----------  ----------   ---------      --------      -------  ----------
ENDING BANK BALANCE                              -            -           -      28,862             -            -       28,862

WIRES PAID FOR BY CORPORATE                                       1,751,755                   768,976                 2,500,395
CHECKS ISSUED                                                     1,534,596
                                                                  ---------
TOTAL DISBURSEMENTS (SEE TOTAL                                    3,286,352
  DISBURSEMENTS RECONCILIATION)                                   =========
CHECKS ISSUED                                                     1,534,596
CHECK CLEARED                                                    (1,117,832)
                                                                 ----------
OUTSTANDING CHECKS (SEE OUTSTANDING                                 416,764
  CHECKLIST)                                                     ==========


WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
 CASH DISBURSEMENTS
OCTOBER 2004

              VENDOR                             OCT CHECKS         OCT WIRES                TOTAL
A D BROOKS                                          440.00                                      440.00
AALSTEC DATA CORP                                    75.00                                       75.00
ADA JACKSON                                         440.00                                      440.00
ADP INC                                           4,926.42                                    4,926.42
ADVANCED INTERFACE SOLUTIONS I                    2,784.75                                    2,784.75
AETNA US HEALTHCARE                              16,536.69                                   16,536.69
ALLIED ELECTRONICS                                  336.54                                      336.54
ALLIED MINERAL PRODUCTS INC                       6,765.00                                    6,765.00
AMERENIP                                          9,174.74                                    9,174.74
AMERENIP                                          1,562.92                                    1,562.92
ANN ROYER                                            20.00                                       20.00
APPLIED PROCESS INC                              12,441.75                                   12,441.75
ARAMARK UNIFORM SERVICES INC                      2,816.06                                    2,816.06
ARCH WIRELESS                                     1,188.63                                    1,188.63
AT&T-UNIVERSAL BILLER                             1,323.30                                    1,323.30
BARBARA LEE                                         440.00                                      440.00
BEARING DISTRIBUTORS INC                         35,712.61                                   35,712.61
BENTONITE PERFORMANCE MATERIALS                                      97,750.10               97,750.10
BETTY HAMILTON                                      440.00                                      440.00
BLACK & CO #11                                    7,324.18                                    7,324.18
BLUE LEASING CORPORATION                          1,136.63                                    1,136.63
BLUELINE LEASING                                  2,315.27                                    2,315.27
BODINE ELECTRIC OF DECATUR                        5,761.94                                    5,761.94
BODINE ENVIRONMENTAL SERVICE                      1,680.00                                    1,680.00
BOULEVARD PROPERTIES LLC                            838.75                                      838.75
BOWMAN HEINTZ BOSCIA & VICIAN                        52.44                                       52.44
BUEL COLE                                           440.00                                      440.00
BUSCHE ENTERPRISE DIVN INC                      106,450.14                                  106,450.14
C C FIRE EQUIPMENT CO INC                           476.90                                      476.90
CC METALS & ALLOYS                                                   21,769.10               21,769.10
CHAMPION CHISEL WORKS INC                         2,076.24                                    2,076.24
CHRIS INCORPORATED                                1,012.06                                    1,012.06
CINGULAR WIRELESS                                    41.50                                       41.50
CITY OF DECATUR                                  12,796.91                                   12,796.91
CLIMATE CONTROL                                  86,264.08                                   86,264.08
CONNOR CO                                           195.47                                      195.47
CORN BELT FS INC                                 12,519.88                                   12,519.88
CPM                                              93,420.57                                   93,420.57
D & R REBUILDERS CO                                 334.23                                      334.23
D WAYNE COLLINS                                   1,365.00                                    1,365.00
DANIEL FERGUSON AND                              41,978.99                                   41,978.99
DAUBER COMPANY                                   42,312.00                                   42,312.00
DAVID J JOSEPH                                                    1,180,000.00            1,180,000.00
DAVID RIGHTNOWAR                                    440.00                                      440.00
DE LAGE LANDEN FIN SERVICES                       1,965.00                                    1,965.00
DECATUR MDICAL DENTAL CR UNION                      193.96                                      193.96
DISA GOFF INC                                     1,151.08                                    1,151.08
DISA INDUSTRIES INC                              53,579.50                                   53,579.50
DONALD POE                                          440.00                                      440.00
DONALD SCHELL                                       440.00                                      440.00
DONNELLY AUTOMOTIVE MACH INC                      1,585.07                                    1,585.07
DORSEY PIRTLE                                       440.00                                      440.00
DUNKER ELECTRIC                                      92.15                                       92.15
DYNAMIC AIR INC                                     188.86                                      188.86
ELECTRO-NITE CO                                     304.16                                      304.16
ELKEM METALS                                                         47,475.00               47,475.00
ENGLEWOOD ELECTRIC                                  222.85                                      222.85
ENTERPRISE GROUP                                    393.89                                      393.89
ERIC GREEN                                           42.38                                       42.38
ERVIN INDUSTRIES                                 14,960.00                                   14,960.00
FAMILY SUPPORT PAYMENT CENTER                       293.08                                      293.08
FLOYD ANDERSON                                      440.00                                      440.00
FOSECO INC                                        3,904.00                                    3,904.00
FRANK MATTHEWS                                      440.00                                      440.00
FRANK REED                                          440.00                                      440.00
FRISBY PMC                                      232,727.66                                  232,727.66

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
 CASH DISBURSEMENTS
OCTOBER 2004

              VENDOR                             OCT CHECKS          OCT WIRES                TOTAL
G E CAPITAL                                       2,659.51                                    2,659.51
GERDAU AMERISTEEL                                 6,164.49                                    6,164.49
GLENN ZILLS                                         440.00                                      440.00
GOGAN MACHINE                                       618.40                                      618.40
GRIGSBY SWINEY WILSON                               340.16                                      340.16
GULLY TRANSPORTATION                              2,855.31                                    2,855.31
HA INTERNATIONAL LLC                                                 35,911.70               35,911.70
HARRY BOND                                          440.00                                      440.00
HARRY E HILLS & ASSOC                             4,964.70                                    4,964.70
ILL STUDENT ASSISTANCE COMM                         260.56                                      260.56
ILLINOIS DEPT OF REVENUE                            401.00                                      401.00
INNOVATIVE LABELING                                 739.67                                      739.67
INTERNAL REVENUE SERVICE                          1,297.50                                    1,297.50
INTERMEC MEDIA                                    1,673.18                                    1,673.18
IVORY CURRY                                         440.00                                      440.00
J C JELKS                                           440.00                                      440.00
J.D. FINLEY                                         440.00                                      440.00
JAMES GAVIN                                         440.00                                      440.00
JAMES JONES                                         669.16                                      669.16
JEFF COCHRAN                                        125.82                                      125.82
JEFF COCHRAN                                         73.07                                       73.07
JERRY BUCKLEY                                       640.00                                      640.00
JERRY SHERWOOD                                      440.00                                      440.00
JOHN H GERMERAAD - TRUSTEE                        2,611.95                                    2,611.95
JOHN HENRY FOSTER CO                                460.91                                      460.91
KANSAS PAYMENT CENTER                               276.92                                      276.92
KENT RUDBECK                                        300.00                                      300.00
KING-LAR CO                                         286.00                                      286.00
L & N INDUSTRIES INC                              4,911.22                                    4,911.22
LABOR TEMPS                                       1,300.50                                    1,300.50
LAND OF LINCOLN CREDIT UNION                     72,371.66                                   72,371.66
LARPEN METALLURGICAL SERVICE                     46,316.50                                   46,316.50
LARRY BONNELL                                       440.00                                      440.00
LARRY HAYES                                         440.00                                      440.00
LEADING EDGE ENTERPRISES INC                     54,700.00                                   54,700.00
LEVOY REED                                          440.00                                      440.00
LINCO REFRACTORY SUPPLY INC                      12,291.20                                   12,291.20
LOUIS THOMAS                                        440.00                                      440.00
LYNN ZASADA                                         440.00                                      440.00
M H EQUIPMENT CORP                                1,045.63                                    1,045.63
MARTIN BROS CONTAINER &                          26,360.64                                   26,360.64
MARTIN BRUMETT                                      905.10                                      905.10
MARVIN KELLER TRUCKING                              400.00                                      400.00
MCLEOD EXPRESS LLC                                  515.68                                      515.68
MENNIE'S MACHINE CO                              81,799.45                                   81,799.45
METOKOTE CORP                                    12,592.57                                   12,592.57
METRO METAL PRODUCTS INC                         31,465.76                                   31,465.76
MG INDUSTRIES                                       890.32                                      890.32
MICHAEL DELSIGNORE                                1,428.15                                    1,428.15
MICROTEK PATTERN INC                              6,000.00                                    6,000.00
MID-STATE CARTAGE INC                               339.00                                      339.00
MIDWEST CREDIT & COLLECTION                       1,124.53                                    1,124.53
MISSOURI REFRACTORIES CO INC                      2,814.00                                    2,814.00
MORGAN DISTRIBUTING INC                           2,864.77                                    2,864.77
MORGAN EXPRESS INC                               22,554.46                                   22,554.46
MORGAN TRANSPORTATION AGENCY                     12,177.05                                   12,177.05
MORTHLAND MORTHLAND RAU                             239.61                                      239.61
NATIONAL CITY BANK                               24,766.44                                   24,766.44
NOKOMIS QUARRY                                      232.61                                      232.61
NORTH STAR IMAGING                                4,090.36                                    4,090.36
OBA LEE BEASLEY SR                                  440.00                                      440.00
OMNISOURCE                                                           88,963.68               88,963.68
ONYX WASTE SERVICES MIDWEST                      20,866.75                                   20,866.75
PEERLESS METAL POWDERS                           21,130.00                                   21,130.00
PERSONAL FINANCE COMPANY                            218.44                                      218.44
PHILLIP DANNEWITZ                                   440.00                                      440.00

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
 CASH DISBURSEMENTS
OCTOBER 2004

              VENDOR                            OCT CHECKS          OCT WIRES                TOTAL
POWER SUPPLY OF ILLINOIS                             82.68                                       82.68
PRIMETRADE                                                           83,079.76               83,079.76
PROCESS EQUIPMENT & CONTROLS                        382.00                                      382.00
R D MCMILLEN ENTERPRISES                            940.91                                      940.91
RCM DATA CORP                                     3,060.00                                    3,060.00
REFRACTORY SALES & SERVICE                        1,368.00                                    1,368.00
RELIABLE DOOR SYSTEMS                             1,218.00                                    1,218.00
RICHARD COLE                                        440.00                                      440.00
RICK WALLACE                                        274.78                                      274.78
RICK WALLACE                                        230.54                                      230.54
ROBERT LOWRY                                        440.00                                      440.00
ROBERT RITCHIE AND SCHEELE                        1,500.00                                    1,500.00
ROBERTS SINTO                                       718.18                                      718.18
ROLAND MABRY                                        440.00                                      440.00
RONALD HELM                                         228.31                                      228.31
S J SMITH WELDING SUPPLY                          3,499.22                                    3,499.22
SAFETY-KLEEN CORP                                   297.00                                      297.00
SBC                                               1,893.87                                    1,893.87
SBC GLOBAL SERVICES INC                           3,996.40                                    3,996.40
SECURITAS SEC SVCS USA INC                        6,290.69                                    6,290.69
SHERMAN BAINE                                       440.00                                      440.00
SIMPSON TECHNOLOGIES                              1,193.55                                    1,193.55
SPRINGFIELD ELECTRIC                              5,870.76                                    5,870.76
SPRINGFIELD ELECTRIC                              3,484.60                                    3,484.60
STEVEN EVELOFF                                      396.12                                      396.12
STONE CONTAINER CORP                             11,472.10                                   11,472.10
STRIGLOS OFFICE EQUIPMENT                           403.15                                      403.15
SUN LOAN CO                                         393.99                                      393.99
SUNBELT RENTALS                                   4,281.50                                    4,281.50
TAX COMMISSIONER                                    114.25                                      114.25
THOMAS H BOWDRE                                     440.00                                      440.00
TRANSMAN                                                 -           13,906.76               13,906.76
TRACY CAUSEY                                         96.76                                       96.76
TYCO VALVES & CONTROLS                            1,468.27                                    1,468.27
TYDUS GREEN                                         440.00                                      440.00
U S HARDWOOD PRODUCTS                            10,579.11                                   10,579.11
UNION PLANTERS TRUST                              2,600.00                                    2,600.00
UNITED WAY OF DEC & MID-IL                        1,947.50                                    1,947.50
UNITHERM FURNACE CORP                             2,421.84                                    2,421.84
US HARDWOOD                                       9,309.11                                    9,309.11
US OIL                                                              133,394.25              133,394.25
VERIZON WIRELESS                                  1,070.00                                    1,070.00
WABEL TOOL CO                                   143,602.05                                  143,602.05
WALZ EQUIPMENT                                    5,210.90                                    5,210.90
WATTS COPY SYSTEMS INC                            1,032.79                                    1,032.79
WEDRON SILICA COMPANY                                                 9,168.00                9,168.00
WI SCTF                                             475.00                                      475.00
WIESE PLANNING & ENGR INC                         1,632.99                                    1,632.99
WILLIAM A KIBBE & ASSOC INC                       1,185.00                                    1,185.00
WILLIAM WALKER                                      440.00                                      440.00
WILLIE LEE GREEN                                    440.00                                      440.00
                                              ------------        ------------            ------------
TOTAL                                         1,574,933.86        1,711,418.35            3,286,352.21

DECATUR
OUTSTANDING CHECK LIST
AT 10/31/04

DECATUR - OCTOBER BANK RECONCILIATION

Bank Balance                       $       0
Outstanding Checks (Post Pet.)      (416,764)
Pre-petition Checks to be voided
in G/L                                (9,613)
Checks not recorded in GL until
November (see below)                 105,564
                                   ---------
Book Balance                       ($320,813)
                                   =========

CHECK DATE              CHECK #   CHECK AMOUNT
 10/8/2004               120833          700.00
10/15/2004               120872           17.82
10/21/2004               120900        5,933.10
10/21/2004               120905        1,454.14
10/22/2004               120920        4,090.36
10/22/2004               120921        7,957.50
10/25/2004               120946          897.80
10/22/2004               120929        2,202.06
10/26/2004               120955        1,673.18
10/26/2004               120956           81.15
10/26/2004               120959          145.18
10/27/2004               120963        1,193.55
10/27/2004               120964          123.26
10/27/2004               120965        1,368.00
10/28/2004               120968        1,218.00
10/28/2004               120970        1,450.45
10/28/2004               120971        9,000.00
10/28/2004               120972          305.50
10/29/2004               120975          789.84
10/29/2004               120976          232.61
10/29/2004               120978          222.85
10/29/2004               120981       16,096.32
10/29/2004               120982          255.39
10/29/2004               120983        3,200.79
10/29/2004               120985          436.20
10/29/2004               120986          718.18
10/29/2004               120987          618.40
10/29/2004               120990       14,753.14
10/29/2004               120991       28,429.70
                                     ----------
                    `                105,564.47

 CHECK     DATE         OUTSTANDING
116034   10/14/2004           75.00
116063   10/15/2004        3,621.60
116099   10/15/2004          125.82
116154   10/21/2004        6,318.00
116155   10/21/2004        3,501.52
116161   10/21/2004        2,115.08
116162   10/21/2004          101.50
116170   10/22/2004        3,369.60
116171   10/22/2004        3,587.04
116184   10/26/2004          990.00
116185   10/26/2004          888.25

 CHECK     DATE         OUTSTANDING
116186   10/26/2004        6,318.00
116187   10/26/2004        4,770.20
116188   10/26/2004          976.00
116190   10/26/2004          755.20
116191   10/26/2004        3,453.61
116192   10/26/2004        2,258.98
116199   10/27/2004       10,389.60
116200   10/27/2004        3,467.19
116202   10/27/2004       12,243.48
116203   10/27/2004          728.14
116204   10/27/2004        2,797.09
116205   10/27/2004        3,343.20
116206   10/27/2004          616.82
116207   10/27/2004        8,459.64
116208   10/27/2004        6,609.55
116215   10/28/2004          615.38
116216   10/28/2004        2,816.06
116217   10/28/2004        4,613.97
116218   10/28/2004          198.20
116219   10/28/2004           73.27
116220   10/28/2004        9,137.76
116221   10/28/2004          167.29
116222   10/28/2004           73.07
116223   10/28/2004           69.23
116224   10/28/2004       13,862.61
116225   10/28/2004        2,965.20
116226   10/28/2004          881.44
116227   10/28/2004          228.54
116228   10/28/2004          230.54
116229   10/28/2004        3,499.22
116230   10/28/2004        1,998.20
116231   10/28/2004          398.00
116232   10/28/2004          941.77
116233   10/28/2004           95.00
116234   10/28/2004          150.00
116241   10/29/2004        3,448.04
116242   10/29/2004        1,323.30
116243   10/29/2004        1,680.00
116244   10/29/2004        1,012.06
116245   10/29/2004        3,399.80
116246   10/29/2004           92.15
116247   10/29/2004        8,667.60
116248   10/29/2004          357.00
116249   10/29/2004        1,634.30

 CHECK     DATE         OUTSTANDING
116250   10/29/2004          300.00
116251   10/29/2004        1,300.50
116252   10/29/2004          890.32
116253   10/29/2004          339.00
116254   10/29/2004        2,864.77
116255   10/29/2004          297.00
116256   10/29/2004        2,023.62
116257   10/29/2004        5,870.76
116258   10/29/2004          403.15
116259   10/29/2004        4,281.50
116260   10/29/2004        2,053.80
116261   10/29/2004        1,032.79
116262   10/29/2004          555.00
120700   10/29/2004        1,324.60
120811    10/5/2004        3,451.62
120833    10/8/2004          700.00
120872   10/15/2004           17.82
120878   10/18/2004           24.08
120886   10/19/2004          188.86
120887   10/19/2004          140.04
120900   10/21/2004        5,933.10
120905   10/21/2004        1,454.14
120909   10/21/2004        5,900.00
120914   10/22/2004          453.20
120919   10/22/2004        2,387.50
120920   10/22/2004        4,090.36
120921   10/22/2004        7,957.50
120923   10/22/2004          393.89
120928   10/22/2004        3,060.00
120929   10/22/2004        2,202.06
120930   10/22/2004       13,750.00
120932   10/22/2004        1,100.00
120933   10/22/2004       45,000.00
120934   10/25/2004        2,820.71
120938   10/25/2004        2,721.18
120940   10/25/2004        3,586.41
120942   10/25/2004        1,045.63
120943   10/25/2004           60.26
120945   10/25/2004           30.45
120946   10/25/2004          897.80
120950   10/26/2004        1,905.00
120951   10/26/2004          321.84
120953   10/26/2004           82.68
120954   10/26/2004        2,195.00
120955   10/26/2004        1,673.18
120956   10/26/2004           81.15
120957   10/26/2004          781.14
120958   10/26/2004          196.74
120959   10/26/2004          145.18
120961   10/26/2004          616.82
120962   10/27/2004        4,002.80
120963   10/27/2004        1,193.55
120964   10/27/2004          123.26
120965   10/27/2004        1,368.00
120966   10/27/2004        3,951.20
120967   10/27/2004        1,057.54

 CHECK     DATE         OUTSTANDING
120968   10/28/2004        1,218.00
120969   10/28/2004        1,738.25
120970   10/28/2004        1,450.45
120971   10/28/2004        9,000.00
120972   10/28/2004          305.50
120973   10/28/2004        3,343.45
120974   10/28/2004        7,581.60
120975   10/29/2004          789.84
120976   10/29/2004          232.61
120977   10/29/2004          597.50
120978   10/29/2004          222.85
120979   10/29/2004        1,167.20
120980   10/29/2004        2,811.90
120981   10/29/2004       16,096.32
120982   10/29/2004          255.39
120983   10/29/2004        3,200.79
120985   10/29/2004          436.20
120986   10/29/2004          718.18
120987   10/29/2004          618.40
120988   10/29/2004        1,604.00
120989   10/29/2004        8,300.69
120990   10/29/2004       14,753.14
120991   10/29/2004       28,429.70
120992   10/29/2004        2,784.75
                         ----------
October outstanding
  checks                 416,764.32

              MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS


                        Period Ending: October 31, 2004

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

      Wagner Castings Co.
NAME: Case Number: 04-67614              CAPACITY: ________ Shareholder

                                                   ________ Officer

                                                   ________ Director

                                                   ________ Insider

Management and other insider compensation are maintained at Intermet Corporation. Please see Intermet Corporation (Case #04-67597) for all insider compensation/payments. ________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


CURRENT COMPENSATION PAID:       Weekly   or    Monthly

                                 ______         _______


CURRENT BENEFITS PAID:           Weekly   or    Monthly

  Health Insurance               ______         _______

  Life Insurance                 ______         _______

  Retirement                     ______         _______

  Company Vehicle                ______         _______

  Entertainment                  ______         _______

  Travel                         ______         _______

  Other Benefits                 ______         _______

  Total Benefits                 ______         _______

CURRENT OTHER PAYMENTS PAID:     Weekly    or   Monthly

  Rent Paid                      ______         _______

  Loans                          ______         _______

  Other (Describe)               ______         _______

  Other (Describe)               ______         _______

  Other (Describe)               ______         _______

  Total Other Payments           ______         _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly    or   Monthly
                                                  $0
                                 ______         _______

DATED: __________                ________________________________________
                                 PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

           Intermet Corporation and Subsidiaries                                          Wagner Castings Company
              Schedule of In-Force Insurance                                              Case Number: 04-67614


POLICY COVERAGE                                     CARRIER                             POLICY PERIOD
-----------------------------   ----------------------------             ----------------------------
Property                                             Lloyds                          11/1/04-11/01/05
Boiler/Machine                                     Hartford                          11/1/04-11/01/05
Cargo                                        Fireman's Fund                          11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund                          11/1/04-11/01/05

Aviation                                              USAIG                          11/1/04-11/01/05

Fiduciary                                          St. Paul                          11/1/04-11/01/05

Primary D&O                                        St. Paul                          11/1/04-11/01/05
Excess D&O                                            Chubb                          11/1/04-11/01/05
Side A                                         Platte River                          11/1/04-11/01/05

Crime                                                  Gulf                           11/1/04-12/1/04

General Liability                            Liberty Mutual                          11/1/04-12/22/04
Umbrella                                     National Union                          11/1/04-12/22/04

Work Comp                                    Liberty Mutual                          11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual                          11/1/04-12/22/04

Auto                                         Liberty Mutual                          11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual                          11/1/04-12/22/04

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN

                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR

                       THE PERIOD ENDED: October 31, 2004
                                        ------------------

IN RE:
Intermet Corporation, et al
                                                CASE NUMBER: 04-67611

                                                Chapter 11
Wagner Havana, Inc.                             Judge: Marci B. McIvor
---------------------------------------/
                          Debtor


As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         X      Operating Statement                     (Form 2)
        ---

         X      Balance Sheet                           (Form 3)
        ---

         X      Summary of Operations                   (Form 4)
        ---

         X      Monthly Cash Statement                  (Form 5)
        ---

         X      Statement of Compensation               (Form 6)
        ---

         X      Schedule of In-Force Insurance          (Form 7)
        ---

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)       YES  X              NO
                                                 ---                ---

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

5. All United States Trustee Quarterly fees have been paid and are current.
                                            YES  X              NO
                                                ---                ---

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)      YES  X              NO
                                                ---                ---

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

                                /s/ Robert E. Belts
Dated:  December 3, 2004        ------------------------------------------------
       ------------------       Debtor In Possession

                                Chief Financial Officer      (248) 952-2500
                                -----------------------  -----------------------
                                Title                    Phone


                                                                          Form 1

     Intermet Corporation and Subsidiaries
     Operating Statement                                                        Case #04-67611
     For the Month Ended 10-31-04                                                  Wagner
     (000's)                                                                       Havana
                                                                 ---------------------------------------------
                                                                    Current Month         Total Since Filing
                                                                 ---------------------   ---------------------
     Net Sales                                                                     $0                      $0

     Cost of Goods Sold
     Materials and Freight                                                          0                       0
     Wages - Hourly                                                                 0                       0
     Wages-Salary                                                                   0                       0
     Employee Benefits and Pension                                                  6                       6
     Repairs & Maintenance                                                          0                       0
     Supplies                                                                       0                       0
     Utilities                                                                      0                       0
     Purchased Components/Services                                                 (1)                     (1)
     Income(loss) from Pattern Sales                                                0                       0
     Fixed Asset - (gain/loss)                                                      0                       0
     MIS Expense                                                                    1                       1
     Travel & Entertainment                                                         0                       0
     Other Variable Costs                                                           8                       8
     Depreciation & Amortization                                                    0                       0
     Other Allocated Fixed Costs                                                    0                       0
     Other Fixed Costs                                                             17                      17
                                                                 ---------------------   ---------------------
     Cost of Goods Sold                                                            31                      31

     Gross Profit                                                                 (31)                    (31)

     Plant SG&A Expense                                                             0                       0
     SG&A Expense - Allocation (Sched 1)                                            0                       0
     Other Operating Expenses                                                       0                       0
                                                                 ---------------------   ---------------------
      Total Operating Expenses                                                      0                       0

                                                                 ---------------------   ---------------------
      Operating Profit                                                            (31)                    (31)

     Outside Interest Income                                                        0                       0
     Outside Interest (Expense)                                                     0                       0
     Intercompany Interest Income                                                   0                       0
     Intercompany Interest (Expense)                                                0                       0
     Charges (From) Affiliates                                                      0                       0
     Charges To Affiliates                                                          0                       0
     Income From European Subsidiary                                                0                       0
     Other Income/(Expense)                                                       (23)                    (23)
                                                                 ---------------------   ---------------------
     Total Non-Operating Expenses                                                 (23)                    (23)

     Income Before Income Taxes                                                   (54)                    (54)

     Income Tax Expense                                                             0                       0
                                                                 ---------------------   ---------------------

     Net Income                                                                  ($54)                   ($54)
                                                                 =====================   =====================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                   (October)
(Allocation of Corporate Costs to Filing Entities)

                                                      October
                                                     ----------
Officer Compensation                                 $  196,042
Salary Expense other Employees                          802,961
Employee Benefits and Pension                           133,527
Payroll Taxes                                            43,948
Other Taxes                                            6,922.86
Rent and Lease Expense                                  180,971
Interest Expense
Insurance                                                69,363
Automobile and Truck Expense                              2,695
Utilities(Gas Electric,Phone)                            47,700
Depreciation                                             89,205
Travel and Entertainment                                 70,376
Repairs and Maintenance                                  53,523
Advertising/Promotion                                         0
Supplies, Office Expense                                 24,275

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                           131,192
Bank Fees                                                17,576
Public Reporting Fees                                    16,000
Employee Relocation/Training                              2,850
Data Processing                                          28,029
Dues and Subscriptions                                    7,328
Outside Services                                        311,339
Project Development Costs net of Billings                56,285
Director Fees                                          (144,667)
Miscellaneous                                          (158,119)
Professional Fees - Bankruptcy                        2,643,198
Cost Allocation - Out                                  (227,787)
                                                     ----------
                                                     $4,404,731
                                                     ==========

Allocation:

Wagner Castings                                      $  177,312
Northern Castings                                        46,825
Ironton Iron                                                  0
Lynchburg Foundry                                       179,333
Columbus Foundry                                        290,418
Wagner Havana                                                 0
Intermet U.S. Holdings                                  240,779
Cast-Matic Corp.                                         76,250
Diversified Diemakers                                   239,650
Ganton Technologies                                     155,833
Tool Products                                           127,416
Intermet Corporation                                  2,870,915
                                                     ----------
Total                                                $4,404,731
                                                     ==========

     Intermet Corporation and Subsidiaries
     Balance Sheet As Of 10-31-04
     (000's)
                                                                       Case #04-67611
                                                                           Wagner
                                                                           Havanna
                                                                     --------------------
     Cash And Equivalents                                                             $0
     Accounts Receivable                                                              37
     Short-Term Intercompany Receivables                                             610
     Inventories                                                                     248
     Other Current Assets                                                              0
                                                                     --------------------
        TOTAL CURRENT ASSETS                                                         895

     Land and Buildings                                                            1,633
     Machinery & Equipment                                                        14,728
     Construction In Progress                                                          0
                                                                     --------------------
     Total Fixed Assets                                                           16,361
     Accumulated Depreciation                                                     (8,659)
                                                                     --------------------
         NET FIXED ASSETS                                                          7,702

     Investment In Subsidiaries                                                        0
     Investment In European Operations                                                 0
     Long-Term Intercompany Receivables                                                0
     Deferred Taxes, Long-Term Asset                                                   0
     Other Assets                                                                      0
                                                                     --------------------

         TOTAL ASSETS                                                             $8,597
                                                                     ====================

     LIABILITIES AND SHAREHOLDER EQUITY

     POST PETITION LIABILITIES
     Accounts Payable                                                                $24
     Wages and Salaries  (See schedule)                                               22
     Taxes Payable - (See schedule)                                                  160
                                                                     --------------------
       TOTAL POST PETITION LIABILITIES                                               205

     SECURED LIABILITIES:
     Secured Liabilities - Bank Debt                                                   0

     PRE-PETITION LIABILITIES:
     TAXES AND OTHER PRIORITY LIABILITIES:
      Accrued Income Taxes                                                             0
      Accrued Tax - State                                                              3
      Accrued Property Taxes                                                          63
      Accrued Workers Comp.                                                          294
      Accrued Payroll                                                                140
      Accrued Payroll Taxes                                                           13
                                                                     --------------------
     TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                      512

     UNSECURED LIABILITIES
     Accounts Payable                                                                368
     IDR Bonds                                                                         0
                                                                     --------------------
     TOTAL UNSECURED LIABILITIES                                                     368

     OTHER LIABILITIES
     Accrued Liabilities                                                             (81)
     Total Intercompany Payables                                                   8,078
     Notes Payable, Short Term                                                         0
     Capital Leases                                                                    0
     Retirement Benefits                                                               0
     Deferred Taxes - Long-Term Liability                                              0
     Other Long-Term Liabilities                                                       0
                                                                     --------------------
      TOTAL LIABILITIES                                                            9,084

     Common Stock                                                                      0
     Capital In Excess Of Par Value                                                9,349
     Retained Earnings - Pre-Petition                                             (9,781)
     Retained Earnings - Post- Petition                                              (54)
     Equity in European Operations                                                     0
     Accumulated Translation Adjustment                                                0
     Minimum Pension Liability Adjustment                                              0
     Unearned Restricted Stock                                                         0
                                                                     --------------------
     TOTAL SHAREHOLDERS' EQUITY                                                     (487)
                                                                     --------------------
     TOTAL LIABILITIES AND EQUITY                                                 $8,597
                                                                     ====================

PERIOD ENDED: 10-31-04                     WAGNER HAVANA                                       CASE #04-67611
                                                                                              --------------------------

                                         SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                                  Balance
                                               as of           Accrued /        Payments /              as of
                                             9/30/2004         Withheld          Deposits            10/31/2004
                                         -------------------------------------------------------------------------------
Income tax withheld: Federal                         ($473)          ($7,396)          $5,438                   ($2,432)
Income tax withheld: State                             (63)           (1,217)           1,280                         0
Income tax withheld: Local                               0                 0                0                         0
FICA Withheld                                         (164)           (3,188)           3,057                      (295)
Employers FICA                                     (51,671)           (3,188)           3,057                   (51,801)
Unemployment Tax: Federal                                0                 0                0                         0
Unemployment Tax: State                                  0                 0                0                         0
All Other Payroll W/H                                    0                 0                0                         0

State Taxes: Inc./Sales/Use/Excise                       0                 0                0                         0
Property Taxes                                           0            (7,015)               0                    (7,015)

Workers Compensation                                     0           (98,000)               0                   (98,000)
                                         -------------------------------------------------------------------------------

Total                                             ($52,371)        ($120,004)         $12,832                 ($159,543)

Wages and Salaries                                 (72,787)                0           51,036                   (21,751)
                                         -------------------------------------------------------------------------------

Grand Total                                      ($125,158)        ($120,004)         $63,868                 ($181,294)
                                         ===============================================================================



                                              Aging of Accounts Receivable
                                           and Post Petition Accounts Payable

Age in Days (Post Petiition)                 0-30 Days        30-60 Days       Over 60 Days
Accounts Payable                                   $23,986                $0               $0
Accounts Receivable                                     $0                $0               $0


INTERMET CORPORATION AND SUBSIDIARIES                    PERIOD ENDED 10/31/2004

                             MONTHLY CASH STATEMENT

                                 CASE # 04-67611

CASH ACTIVITY ANALYSIS:                                                         WAGNER HAVANA
                                                  ---------------------------------------------------------------------------
                ACCOUNT TYPE                       DEPOSIT             AP          PR (HOURLY)       PR (SALARY)
                ACCOUNT #                         5401086441       2770716534       2770716526       2770716674
                   BANK                           Stan. Fed.       Stan. Fed.       Stan. Fed.       Stan. Fed.        TOTAL
BEGINNING BANK BALANCE                                     -               -                -                -              -
RECEIPTS                                              89,925               -            1,410                -         91,334
TRANSFERS IN (CORPORATE)                                   -           4,760            5,341                -         10,101
DIP INFLOW                                                 -               -                -                -              -
DISBURSEMENTS                                              -          (4,760)          (6,454)               -        (11,214)
TRANSFERS OUT (CORPORATE)                            (89,925)              -             (297)               -        (90,222)
                                                     -------          ------           ------           ------        -------
ENDING BANK BALANCE                                        -               -                -                -              -
WIRES PAID FOR BY CORPORATE                                -               -                -           41,662         41,662
CHECKS ISSUED                                                         10,894
                                                                      ------
TOTAL DISBURSEMENTS                                                   10,894
                                                                      ======
CHECKS ISSUED                                                         10,894
CHECK CLEARED                                                         (4,760)
                                                                      ------
OUTSTANDING CHECKS (SEE OUTSTANDING CHECKLIST)                         6,134
                                                                      ======

WAGNER HAVANA, INC.                                            CASE NO. 04-67611
 CASH DISBURSEMENTS
OCTOBER 2004

                                      OCT CHECKS
         VENDOR                         ISSUED
         ------                         ------
AETNA US HEALTHCARE                      1,181.86
FULTON COUNTY CIRCUIT CLERK                300.00
KAY STEIN                                  152.25
MASON COUNTY CIRCUIT CLERK                 150.00
AMERENCIPS (ELECTRIC)                      513.79
AUTOMATIC DATA PROC-ST LOUIS             1,172.68
SBC GLOBAL SERVICES, INC                   220.00
CITY OF HAVANA                              30.15
MASON COUNTY CIRCUIT CLERK                 150.00
SECURITAS SECURITY SERVICES              6,271.02
STANDING CHAPTER 13 TRUSTEE                263.00
US DEPT. OF TRANSPORTATION                 150.00
UPS                                         16.54
VERIZON WIRELESS                           323.20
                                        ---------
              TOTAL                     10,894.49
                                        =========

WAGNER HAVANA, INC.
CASE NO. 04-67611

HAVANA - OCTOBER BANK RECONCILIATION

Bank Balance                                 -
Actual Outstanding Checks             6,134.27
Prepetition Check #51743 cleared     (1,861.27)
Various reconciling adjustments       3,722.54
                                     ---------
Book Balance                          7,995.54
                                     =========

WAGNER HAVANA, INC.
OUTSTANDING CHECKS
CASE NO. 04-67611

          CHECK             DATE     OUTSTANDING
        10/1/2004            52121        300.00
       10/22/2004            52138        262.41
       10/27/2004            52147      1,181.86
       10/27/2004            52148        513.79
       10/27/2004            52149        910.27
       10/27/2004            52150         30.15
       10/27/2004            52151        152.25
       10/27/2004            52152        220.00
       10/27/2004            52153      2,090.34
       10/27/2004            52154        150.00
       10/27/2004            52155        323.20
                                        --------
October outstanding checks              6,134.27
                                        ========

              MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS


                        Period Ending: October 31, 2004

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

      Wagner Havana, Inc.
NAME: Case Number: 04-67611              CAPACITY: ________ Shareholder

                                                   ________ Officer

                                                   ________ Director

                                                   ________ Insider

Management and other insider compensation are maintained at Intermet Corporation. Please see Intermet Corporation (Case #04-67597) for all insider compensation/payments. ________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


CURRENT COMPENSATION PAID:       Weekly   or    Monthly

                                 ______         _______


CURRENT BENEFITS PAID:           Weekly   or    Monthly

  Health Insurance               ______         _______

  Life Insurance                 ______         _______

  Retirement                     ______         _______

  Company Vehicle                ______         _______

  Entertainment                  ______         _______

  Travel                         ______         _______

  Other Benefits                 ______         _______

  Total Benefits                 ______         _______

CURRENT OTHER PAYMENTS PAID:     Weekly    or   Monthly

  Rent Paid                      ______         _______

  Loans                          ______         _______

  Other (Describe)               ______         _______

  Other (Describe)               ______         _______

  Other (Describe)               ______         _______

  Total Other Payments           ______         _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly    or   Monthly
                                                  $0
                                 ______         _______

DATED: __________                ________________________________________
                                 PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          FORM 6

           Intermet Corporation and Subsidiaries                                          Wagner Havana, Inc.
              Schedule of In-Force Insurance                                              Case Number: 04-67611


POLICY COVERAGE                                     CARRIER                             POLICY PERIOD
-----------------------------   ----------------------------             ----------------------------
Property                                             Lloyds                          11/1/04-11/01/05
Boiler/Machine                                     Hartford                          11/1/04-11/01/05
Cargo                                        Fireman's Fund                          11/1/04-11/01/05
Truck Cargo                                  Fireman's Fund                          11/1/04-11/01/05

Aviation                                              USAIG                          11/1/04-11/01/05

Fiduciary                                          St. Paul                          11/1/04-11/01/05

Primary D&O                                        St. Paul                          11/1/04-11/01/05
Excess D&O                                            Chubb                          11/1/04-11/01/05
Side A                                         Platte River                          11/1/04-11/01/05

Crime                                                  Gulf                           11/1/04-12/1/04

General Liability                            Liberty Mutual                          11/1/04-12/22/04
Umbrella                                     National Union                          11/1/04-12/22/04

Work Comp                                    Liberty Mutual                          11/1/04-12/22/04
Excess Work Comp                             Liberty Mutual                          11/1/04-12/22/04

Auto                                         Liberty Mutual                          11/1/04-12/22/04

Foreign (DIC)                                Liberty Mutual                          11/1/04-12/22/04